As Filed with the Securities and Exchange Commission on April 27, 2017
Registrant No. 333-109579\811-21440

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]

Pre-Effective Amendment No.

Post-Effective Amendment No. 23	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 24

(Check appropriate box or boxes)

TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
(Exact name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY
(Name of Depositor)

4333 Edgewood Road NE
Cedar Rapids, Iowa  52499
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (319) 355-6115

(Name and complete address
of agent for service) Copy to:

Karen B. Carpenter, Esq.                                Frederick R. Bellamy, Esq.
Transamerica Life Insurance Company                          Eversheds Sutherland (US) LLP
4333 Edgewood Road, N.E.                              700 Sixth Street, N.W., Suite 700
Cedar Rapids, IA  52499 Washington, DC  20001-3980

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to paragraph (b)
[ x ]	on May 1, 2017 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on _________________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[   ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of securities being registered:  Individual variable adjustable life insurance policies.

PART A

P R O S P E C T U S
May 1, 2017

ADVANTAGE X
issued through
Transamerica Corporate Separate Account Sixteen
by
Transamerica Life Insurance Company
Home Office:
4333 Edgewood Road NE
Cedar Rapids, IA 52499
1-888-804-8461 ● 1-319-355-6115

A Variable Adjustable Life Insurance Policy

This prospectus describes the Advantage X, a variable adjustable life insurance policy (the "Policy") offered by Transamerica Life Insurance Company ("Transamerica Life," "we," or "us"), an Aegon company.  A purchaser of a Policy ("owner", "you" or "your") may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen (the "separate account") or to the fixed account (which credits a specified guaranteed interest rate).  Each subaccount invests its assets in one of the corresponding underlying fund portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus.  And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

Prospectuses for the portfolios must accompany this prospectus.  Certain portfolios may not be available in all states.  Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The Policy is not guaranteed to achieve its goal.  The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

American Funds Insurance Series	MFS® Variable Insurance Trust II
AFIS Global Small Capitalization Fund (Class 2)	MFS® International Growth Portfolio – Initial Class
AFIS Growth Fund (Class 2)	MFS® International Value Portfolio – Initial Class
AFIS International Fund (Class 2)
AFIS New World Fund (Class 2)	PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio (Institutional Class)
Deutsche Investments VIT Funds Deutsche Small Cap Index VIP (Class A)	PIMCO Foreign Bond Portfolio (U.S. Dollar Hedged) (Institutional Class)
PIMCO High Yield Portfolio (Institutional Class)
DFA Investment Dimensions Group Inc. ("DFA")	PIMCO Real Return Portfolio (Institutional Class)
VA Global Bond Portfolio	PIMCO Short-Term Portfolio (Institutional Class)
VA International Small Portfolio	PIMCO Total Return Portfolio (Institutional Class)
VA International Value Portfolio
VA Short-Term Fixed Portfolio	Royce Capital Fund
VA U.S. Large Value Portfolio	Royce Micro-Cap Portfolio (Investment Class)
VA U.S. Targeted Value Portfolio	Royce Small-Cap Portfolio (Investment Class)
VIT Inflation-Protected Securities Portfolio – Institutional Class
T. Rowe Price Equity Series, Inc.
Fidelity Variable Insurance Products Funds	T. Rowe Price Blue Chip Growth Portfolio
Fidelity VIP Balanced Portfolio (Initial Class)	T. Rowe Price Equity Income Portfolio
Fidelity VIP Contrafund® Portfolio (Initial Class)	T. Rowe Price Mid-Cap Growth Portfolio
Fidelity VIP Government Money Market Portfolio (Initial Class)	T. Rowe Price New America Growth Portfolio
Fidelity VIP Growth Portfolio (Initial Class)
Fidelity VIP High Income Portfolio (Initial Class)	T. Rowe Price International Series, Inc.
Fidelity VIP Mid Cap Portfolio (Initial Class)	T. Rowe Price International Stock Portfolio

First Eagle Variable Fund	Third Avenue Variable Series Trust
First Eagle Overseas Variable Fund	Third Avenue Value Portfolio

AIM Variable Insurance Funds (Invesco Variable Insurance	Van Eck VIP Trust
Funds)	Van Eck VIP Global Hard Assets Fund (Initial Class)
Invesco V.I. American Value Fund (Series I Shares)
Invesco V.I. Diversified Dividend Fund (Series I Shares)	Vanguard® Variable Insurance Fund
Invesco V.I. Global Health Care Fund (Series I Shares)	Vanguard® VIF Balanced Portfolio
Invesco V.I. Mid Cap Core Equity Fund (Series I Shares)	Vanguard® VIF Capital Growth Portfolio
Invesco V.I. Mid Cap Growth Fund (Series I Shares)	Vanguard® VIF Conservative Allocation Portfolio
Invesco V.I. Small Cap Equity Fund (Series I Shares)	Vanguard® VIF Diversified Value Portfolio
Invesco V.I. Technology Fund (Series I Shares)	Vanguard® VIF Equity Income Portfolio
Vanguard® VIF Equity Index Portfolio
Janus Aspen Series	Vanguard® VIF Growth Portfolio
Janus Aspen Balanced Portfolio (Institutional Shares)	Vanguard® VIF High Yield Bond Portfolio
Janus Aspen Enterprise Portfolio (Institutional Shares)	Vanguard® VIF International Portfolio
Janus Aspen Flexible Bond Portfolio (Institutional Shares)	Vanguard® VIF Mid-Cap Index Portfolio
Janus Aspen Forty Portfolio (Institutional Shares)	Vanguard® VIF Moderate Allocation Portfolio
Janus Aspen Global Research Portfolio (Institutional Shares)	Vanguard® VIF REIT Index Portfolio
Janus Aspen Overseas Portfolio (Institutional Shares)	Vanguard® VIF Short-Term Investment-Grade Portfolio
Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares)	Vanguard® VIF Small Company Growth Portfolio
Janus Aspen Research Portfolio (Institutional Shares)[1]	Vanguard® VIF Total Bond Market Index Portfolio
Vanguard® VIF Total Stock Market Index Portfolio
MFS® Variable Insurance Trust I
MFS® Total Return Bond Series – Initial Class

[1]	Formerly named Janus Aspen Janus Portfolio (Institutional Shares)

TABLE OF CONTENTS

Policy Benefits/Risks Summary……………………………………………………………………………		1
Policy Benefits	..……………………………………………………………………………………	1
	The Policy in General……………………………………………………………………………	1
	Flexible Premiums……………………………………………………………………………….	1
	Free-Look Period……………………………………………………….........................................	1
	Variable Life Insurance Benefit……………………………………………………………..…...	2
	Change in Life Insurance Benefit Option and Face Amount …………………………………….	2
	Cash Value………………………………………………………………………………….……	2
	Transfers…………………………………………………………………………………………	3
	Loans…………………………………………………………………………………………….	3
	Partial Withdrawals and Surrenders……………………………………………………….……..	3
	Tax Benefits……………………………………………………………………………….…......	4
	Personalized Illustrations………………………………………………………………….……..	4
	Policy Risks……………………..…………………………………………………………………….	4
	Investment Risks…………………………………………………………………………………	4
	Risk of Lapse…………………………………………………………………………….………	4
	Tax Risks (Income Tax and MEC)………………………………………………………………	4
	Load Risk……………………………………………………………………………….………..	5
	Loan Risks……………………………………………………………………………………….	5
	Risk of an Increase in Current Fees and Expenses……………………………………………….	5
	Risk of Agent/Registered Representative Actions…..……………………………….…………..	5
Portfolio Risks………………………………………………………………………………….…................		5
Fee Tables…………………………………………………………………………………….……………..		6
	Transaction Fees………………………………………………………………………….……………	6
	Periodic Charges Other Than Portfolio Operating Expenses………………………….……………….	7
	Annual Portfolio Operating Expenses………………………………………………….………………	10
Transamerica Life, The Separate Account, The Fixed Account and The Portfolios………………………...		15
	Transamerica Life…………………………………………………………………….………………..	15
	The Separate Account……………………………………………………………….…………………	16
	The Fixed Account………………………………………………………………….………………….	16
	The Portfolios……………………………………………………………………….…………………	17
	Selection of the Underlying Portfolios…………………………………………………………………	24
	Addition, Deletion or Substitution of Portfolios……………………………………………………..	24
	Your Right to Vote Portfolio Shares…………………………………………………………………...	25
	Revenue We Receive…………………………………………………………………………………..	25
Charges and Deductions………………………………………………………………….………………….		27
	Percent of Premium Load………………………………………………………….…………………..	27
	Monthly Deduction…………………………………………………………………………………….	28
	Monthly Contract Charge………………………………………………………………………….	29
	Monthly Cost of Insurance Charge…………………………………………………………………	29
	Optional Term Insurance Rider…………………………………………………………………….	30
	Mortality and Expense Risk Charge………………………………………………………………..	30
	Monthly Deferred Sales Load………………………………………………….………………..…	30
	Administrative Charges………………………………………………………………………………..	31
	Partial Withdrawal Charge…………………………………………………………………………	31
	Loan Interest ………………………………………………………………………………………	31
	Transfer Charge ……………………………………………………………………………………	32

i

Taxes ………………………………………………………………………………………………	32
Portfolio Expenses ….……………………………………………………………………………..	32
The Policy……….…………………………………………………………………………………………..	33
Ownership Rights…………….………………………………………………………………………..	33
Modifying the Policy………..…………………………………………………………………………	33
Purchasing a Policy………………………………..…………………………………………………..	34
Replacement of Existing Insurance…………….…….………………………………………………..	34
When Insurance Coverage Takes Effect…….…………………………………………………………	35
Free-Look Period……………….………………………………………………….…………………..	35
Backdating a Policy…………..………………………………………………………………………..	35
"Good Order" Requirements ………..…………………………………………….…………………..	35
Policy Features………………………………………………………………………………………………	36
Premiums…………………………………..…………………………………….……………………	36
Allocating Premiums………………………………………………………………………………	36
Premium Flexibility………………………………………………………………………………..	37
Planned Periodic Payments………………………………………………….……………………..	37
Premium Limitations………………………………………………………………………………	37
Making Premium Payments………………………………………………….…………………….	37
Transfers……………………………………………………………………………………………………..	38
General………………………………………………………………………………………………...	38
Fixed Account Transfers………………………………………………………………………………	38
Disruptive Trading and Market Timing………………………………………………………………..	39
Transfer Procedures…………………………………………………………………………………...	42
Asset Rebalancing Program………………………………………………….……………………..…	42
Third Party Asset Allocation Services……………………………………….………………..………	43
Policy Values……………………………………………………………………….……………….………	44
Cash Value…………………………………………………………………….………………………	44
Net Cash Value………………………………………………………………….…………………….	44
Subaccount Value……………………………………………………………………………………..	44
Accumulation Units………………………………………………..…………………………….……	45
Accumulation Unit Value……………………………………………………………………….…….	45
Net Investment Factor…………………………………………………………………………………	46
Fixed Account Value………………………………………………………………………………….	46
Life Insurance Benefit………………………………………………………………………………………	46
Life Insurance Benefit Options …………………………………….…………………………………	47
Life Insurance Benefit Compliance Tests……………………………………………………………..	48
Choosing a Life Insurance Benefit Option………………………..……………………………….	51
Changing the Life Insurance Benefit Option…………………………..…………………………..	51
How Life Insurance Benefits May Vary in Amount………………………………………………	52
Changing the Face Amount……………………………………….……………………………….	5 2
Decreasing the Face Amount …………………………………………………………….…..	52
Increasing the Face Amount ………………………………………………………………….	53
Duration of the Policy…………………………………………………………………………..…	53
Payment Options…………………………………………………………………………………..	53
Surrenders and Partial Withdrawals…………………………………………………………………………	53
Surrenders……………………………………………………………………………………………..	53
Possible Additional Amount Payable On Surrender……………………………………………….	54
Partial Withdrawals……………………………………………………………………………………	55

ii

Loans………………………………………………….……………………………………………………..	56
General…………………………………………….…………………………………………………..	56
Interest Rate Charged……………………….……………………………………………………..	57
Loan Account Interest Rate Credited………………………………………………………………	58
Maximum Loan Account Interest Rate……………….……………………………………………	58
Indebtedness………………………………………….……………………………………………	58
Repayment of Indebtedness………………………….…………………………………………….	58
Effect of Policy Loans…………………………………………………………………………………	58
Policy Lapse and Reinstatement……………………………………………………………………………..	58
Lapse………………………………………………………………………………………………….	58
Reinstatement…………………………………………………………………………………………	59
Policy Termination…………………………………………………………………………………………..	59
Federal Income Tax Considerations…………………………………………………………………………	60
Introduction……………………………………………………………………………………………	60
Tax Status of the Policy……………………………………………………………………………….	60
Tax Treatment of Policy Benefits……………………………………………………………………..	60
Other Policy Information……………………………………………………………………………………	65
Payments We Make……………………………………………………………………………………	65
Split Dollar Arrangements…………………………………………………………………………….	66
Supplemental Benefits (Riders)……………………………………………………………………………..	66
Term Insurance Rider…………………………………………………………………………………	66
Experience Credits Rider ……………………………………………………………………………..	68
Death Benefit Enhancement Riders………..…..………………………………………………………	69
Additional Information………………………………………………………………………………………	73
Unclaimed or Abandoned Property…….……..………………………………………………………	73
Sale of the Policies…………………………………………………………………………………….	73
Cyber Security Risks ………...……………………………………………………………………….	74
State Variations……………...…………………………………………………………..…………….	75
Legal Proceedings…………………………………………………………………………………….	75
Financial Statements……………………………………………………………………………….….	75
Table of Contents of the Statement of Additional Information…………………………………………..…	76
Glossary……………………………………………………………………………………………………..	77
Appendix…………………………………………………………………………………………………….	81
Prospectus Back Cover ……………………………………………………………………………………..	83
Personalized Illustrations of Policy Benefits………………………………………………………………..	83
Inquiries………………………………………………………………..……………………………………	83

This Policy is not available in the State of New York.

iii

POLICY BENEFITS/RISKS SUMMARY                                                   Advantage X

This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•
The Advantage X is a variable adjustable life insurance policy.  The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation.  The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•	Under Transamerica Life's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five (5) Policies are issued, each on the life of a different insured; or
•	The aggregate annualized first-year planned premium for all Policies is at least $100,000.

•
The Policy is designed to be long‑term in nature in order to provide significant life insurance benefits.  However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short‑term savings vehicle.

•
Fixed Account.  You may put your cash value in the fixed account where it earns at least 2.00% annual interest.  We may declare higher rates of interest, but we are not obligated to do so.  The fixed account is part of our general account.

•
Separate Account.  You may also put your cash value in any of the subaccounts of the separate account.  Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section.  Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•	Supplemental Benefits (Riders). Supplemental riders, such as the Term Life Insurance Rider, the Experience Credits Rider, and the Death Benefit Enhancement Riders are available under the Policy. Depending on the riders you add, we may deduct a charge for the rider from the Policy's cash value as part of the monthly deduction. These riders may not be available in all states.

Flexible Premiums

•    You select a premium payment plan, but the plan is flexible – you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force.  You can change the frequency and amount, within limits, and can skip premium payments.  Unplanned premiums may be made, within limits.

•    You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and paying the planned premiums will not guarantee that the Policy will remain in force.  Under certain circumstances, extra premiums may be required to prevent lapse.

Free-Look Period

•    Unless we receive information or are notified otherwise at our home office, we will deem the Policy delivered to you 4 days after we mail the Policy.  You may return the Policy for a refund, but only if you return it within a prescribed free-look period, which is generally 14 days after we mail the Policy or 10 days after the delivery of the Policy to you.  Certain states may require a longer free-look period.  The amount of the refund will be the greater of (a) the amount of premiums paid, less any partial withdrawals, or (b) the Policy's cash value as of the date the Policy is returned to our home office in good order.  See "Good Order Requirements."  During the free-look period, we will hold the premiums paid in our general account or, if available, in the money market subaccount.  If you decide to cancel your Policy during the free-look period, then we will treat the Policy as if it had never been issued.

Variable Life Insurance Benefit

•	•
• If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies) subject to applicable law and the terms of the Policy.  The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.
•
•	•	• Under current tax law, the life insurance benefit should generally be paid to the beneficiary free of any U.S. income tax obligations. Other taxes, such as estate taxes, may apply.		•
•	•	o Choice Among Life Insurance Benefit Options. You must choose one of three life insurance benefit options. We offer the following:		•
• Option 1 is the greater of:
		➢	the face amount of the Policy; or
		➢	a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

• Option 2 is the greater of:
		➢	the face amount of the Policy plus the Policy's cash value on the date of the insured's death; or
		➢	a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

• Option 3 is the greater of:
		➢	the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals; or
		➢	a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

As used above, the term "limitation percentage" is used to determine the minimum life insurance benefit.  The limitation percentage depends on which tax compliance test you choose.  See the "Guideline Premium Test" and the "Cash Value Accumulation Test" tables set forth in the Life Insurance Benefit section of this prospectus for additional information.

We will reduce the life insurance benefit proceeds by any outstanding indebtedness and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider.  We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.  A portion of each payment received under a settlement option may be taxable to the beneficiary.  See "Federal Income Tax Considerations."

The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction.  Once chosen, the test may not be changed.  You should consult a tax advisor when choosing a tax test.

Change in Life Insurance Benefit Option and Face Amount.  After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office.  Any increase in face amount will require proof of insurability and will result in additional charges.  Changes in life insurance benefit options may require proof of insurability.  We do not allow changes between life insurance benefit options 2 and 3.  Changing the life insurance benefit option or the face amount may have tax consequences.

Cash Value
•   Cash value is the sum of your Policy's value in each subaccount, the fixed account, and the loan account.  It is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

2

Transfers
•	You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may make transfers in writing or by fax to our home office.

•	We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	An asset rebalancing program is available.

•
After the first Policy year, you may make one transfer per Policy year from the fixed account.  We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary.  The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.

•	We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing."

Loans
•	After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy of up to 90% of the net cash value on that date. We may permit a loan before the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Internal Revenue Code (the "Code"). The minimum loan amount is $500.

•	We currently charge interest of 2.75% annually in Policy Years 1-30 and 2.10% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.

•	To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.

•	Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract. In addition, if the Policy is surrendered or lapses with loans outstanding, some or all of the loan amount may be subject to income tax. See "Federal Income Tax Considerations."

Partial Withdrawals and Surrenders
•	You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

•	We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.

•
The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make, including any processing fee.  Withdrawals taken at any time, but especially during periods of poor investment performance, could considerably reduce or eliminate some benefits or guarantees of the Policy.

•
If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal.  If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount.  If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced.  In no event will the face amount be reduced below $1,000.00.

•
You may fully surrender the Policy at any time before the insured's death.  Life insurance coverage will end.  You will receive the net cash value.  There are no surrender charges on this Policy, but there is a monthly deferred sales load in Policy years 2-7.

•	A partial withdrawal or surrender may have tax consequences.

3

Tax Benefits
A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

If the Policy satisfies the definition of life insurance under the Code, the life insurance benefit generally should be excludable from the taxable income of the recipient.  In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal or surrender the Policy.  Transfers between the subaccounts are not taxable transactions.

Personalized Illustrations
You may request personalized illustrations that reflect your own particular circumstances.  These hypothetical illustrations may help you to:

•	understand the long-term effects of different levels of investment performances,
•	understand the charges and deductions under the Policy, and
•	compare the Policy to other life insurance policies.

These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) especially if you surrender the Policy in the early Policy years.  Therefore, you should not purchase the Policy as a short-term investment.  The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Policy Risks

Investment Risks
You may allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio.  You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

Risk of Lapse
Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero.  The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed (and before the insured reaches age 100), if the insured meets our insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)
A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.

4

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 ½.  All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.  If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans generally will not be subject to tax to the extent of your investment in the Policy, and amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See "Federal Income Tax Considerations."  You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Load Risk
The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7.  When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

Loan Risks
A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

We currently charge interest of 2.75% annually in Policy Years 1-30 and 2.10% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%.  Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse.

If a loan from a Policy is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.  A loan taken out from a Policy that is a MEC is taxed as if it were a withdrawal from the Policy.

Risk of an Increase in Current Fees and Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Risk of Agent/Registered Representative Actions
The registered representative/agent of record for your Policy may change your allocation instructions for you, and may make transfers among the subaccounts or from the subaccounts to the fixed account on your behalf.  You will be bound by these actions of your registered representative/agent of record.  You assume the risk that the registered representative/agent of record for your Policy will allocate premium or make transfers that you would not have made and/or that result in a reduction in cash value.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus.  Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.
5

FEE TABLES

The following tables describe the fees and expenses that are payable (directly and indirectly) when buying and owning a Policy.  If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table.  These charges may not be typical of the charges you will pay.  (In certain cases, different charges apply to Policies issued before January 1, 2010; see footnotes below).

The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted Maximum Guaranteed Charge the Policy Allows	Amount Deducted Current Charge at Time of Policy Issue
Percent of Premium Load[1]	Upon receipt of premium	15.00% of each premium received
12.00% of premium received up to target premium[2] and 0% of premium received in excess of target in Policy year 1; 9.00% of premium received up to target premium and 0% of premium received in excess of target in Policy years 2-4; 2.50% of premium received up to target premium and 0% of premium received in excess of target in Policy years 5-7; 2.10% of premium received up to target premium and 0% of premium received in excess of target in Policy years 8-10; and 0.50% of premium received up to target premium and 0% of premium received in excess of target in Policy years 11+.

Partial Withdrawal Charge	Upon withdrawal	$25.00	$0
Transfer Charge	Upon each transfer beyond 12 transfers in any Policy year	$25.00 for each transfer in excess of 12 per Policy year	$0

1 Different current charges apply to Policies issued before January 1, 2010.  For these policies, the highest current percent of premium load deduction is: 12.50% of premium received up to the target premium in Policy year 1; 11.00% of premium received up to the target premium in Policy years 2-4; 4.10% of premium received up to the target premium in Policy years 5-7; 2.10% of premium received up to the target premium in Policy years 8-10;

6

0.50% of premium received up to the target premium in Policy years 11+; and 2.80% current percent of premium load on excess of target premium for Policy years 1-30.  The maximum guaranteed percent of premium load is 15.00% of each premium payment.

2 The "target premium" is not the planned premium that you intend to pay. The target premium is used to calculate the percent of premium load and monthly deferred sales charge. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's gender, issue age and underwriting class.

The table below describes the fees and expenses that a policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted Maximum Guaranteed Charge the Policy allows	Amount Deducted Current Charge at time of Policy Issue
Monthly Contract Charge[1]	On the effective date (date of issue) and on each monthly deduction day	$10.00 per month	$5.00 per month
Cost of Insurance[2] (without extra ratings)[3]
♦ Minimum Charge	On the effective date and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk [5](Female, Non-Tobacco, Age 20, Medical Issue)	$0.0085 per month per $1000 of net amount at risk (Female, Non-Tobacco, Age 20, Medical Issue)
♦ Maximum Charge	On the effective date and on each monthly deduction day	$29.19 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$21.25 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)
Charge for a Male, age 48, Guaranteed Issue, during the first Policy year	On the effective date and on each monthly deduction day	$0.29 per month per $1000 of net amount at risk	$0.02 per month per $1000 of net amount at risk
7

Cost of Insurance[2] if Experience Credits Rider is elected[4] (without extra ratings)[3]
♦ Minimum Charge	On the effective Date and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk[5] (Female, Non-Tobacco, Age 20, Medical Issue)	$0.0102 per month per $1000 of net amount at risk (Female, Non-Tobacco, Age 20, Medical Issue)
♦ Maximum Charge	On the effective Date and on each monthly deduction day	$29.19 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$25.50 per month per $1000 of net amount of risk (Male, Tobacco, Age 99, Guaranteed Issue)
Charge for a Male, age 48, Guaranteed Issue, during the first Policy year	On the effective Date and on each monthly deduction day	$0.29 per month per $1000 of net amount at risk	$0.025 per month per $1000 of net amount at risk
Mortality and Expense Risk Charge[6]	On the effective date and on each monthly deduction day	2.00% (annually) of the average cash value	0.75% (annually) of the average cash value in each subaccount in Policy years 1 – 30, 0.10% (annually) of the average cash value in each subaccount in Policy years 31+
Loan Interest Spread[7]	On Policy anniversary or earlier, as applicable[8]	2.00% (annually)	0.75% (annually) in Policy years 1 – 30; and 0.10% (annually) in Policy years 31+
Monthly Deferred Sales Load[9]	On each monthly deduction day during Policy years 2-7	0.30% of all premium received in Policy year 1	0.250% of the premium received up to target premium in Policy year 1, and 0% of premium received in excess of target premium in Policy year 1
Term Life Insurance Rider[10]
♦ Minimum Charge	On the effective date (date of issue) and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk	$0.0085 per month per $1000 of net amount at risk
♦ Maximum Charge	On the effective date (date of issue) and on each monthly deduction day	$29.19 per month per $1000 of net amount at risk	$25.68 per month per $1000 of net amount at risk
8

Charge for a Male, age 48, Guaranteed Issue	On the effective date (date of issue) and on each monthly deduction day	$0.29 per month per $1000 of net amount at risk	$0.02 per month per $1000 of net amount at risk
1 For Policies issued before January 1, 2010, the monthly contract charge is $5.00 for Policy years 1 – 20.  The highest current monthly contract charge is $5.00 per month in all Policy years. The maximum guaranteed charge is $10.00 per month in all Policy years.
2Current cost of insurance rates vary and may change based on a number of factors.  See "Monthly Cost of Insurance Charge." The cost of insurance charges shown in the table may not be representative of the charges you will pay.  Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy.  You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover.  Cost of insurance charges may be higher if a death benefit enhancement rider or an experience credits rider is in effect.  See "Death Benefit Enhancement Riders."  Different current cost of insurance charges apply to Policies issued before January 1, 2010.
3 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.
4 If the owner selects the experience credits rider, the cost of insurance charge is increased by 20% to fund a claims stabilization reserve.  Overall Policy costs may be less over time if experience credits are paid due to better claims experience for the group of cases than anticipated.  Please refer to the Supplemental Benefit Riders section for more details.
5 The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.
6 Different current mortality and expense risk charges apply to Policies issued before January 1, 2010. The highest current mortality and expense risk charge is 0.90% (annually) in Policy years 1-9; 0.15% (annually) in Policy years 10+.  The maximum guaranteed charge for these Policies is 2.00% (annually) in all years.
7 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (the interest we credit to amounts in the loan account is 2.00% annually).  See Maximum Loan Account Interest Rate.
8 While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured's death.
9 The charge on premium received in excess of target premium may be applicable where the contract is a modified endowment contract and qualifies as a life insurance contract.  Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract.  Different current monthly deferred sales loads apply for Policies issued before
January 1, 2010.  The highest current monthly deferred sales load is 0.300% of the premium received up to target premium in Policy year 1 and 0.034% of premium received in excess of target premium in Policy year 1.  The maximum guaranteed charge is 0.300% of all premium received in Policy year 1.
10 The charge for this rider varies based on the issue age, duration, sex, underwriting class, and term insurance amount.  Charges based on actual age may increase as the insured ages.  The rider charges shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover. Different term life insurance rider charges apply to Policies issued before January 1, 2009.

9

The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2016. These expenses may be different in the future.  More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses	Lowest	Highest
(total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses)	0.15%	1.41%

Annual Portfolio Operating Expenses
(expenses deducted from portfolio assets)

The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2016 (except as noted in the footnotes).  The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio.  Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future.  The percentages given are annual rates.  For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.

Portfolio	Management Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees and Expenses	Gross Total Annual Expenses	Fees and Expenses Contractually Waived or Reimbursed	Total Net Annual Expenses
AFIS Global Small Capitalization Fund (Class 2)	0.70%	0.04%	0.25%	NA	0.99%	NA	0.99%
AFIS Growth Fund (Class 2)	0.33%	0.02%	0.25%	NA	0.60%	NA	0.60%
AFIS International Fund (Class 2)	0.50%	0.04%	0.25%	NA	0.79%	NA	0.79%
AFIS New World Fund (Class 2)	0.72%	0.06%	0.25%	NA	1.03%	NA	1.03%
Deutsche Small Cap Index VIP (Class A)[1]	0.35%	0.18%	NA	0.00%	0.53%	0.07%	0.46%
DFA VA Global Bond Portfolio[2]	0.22%	0.02%	NA	NA	0.24%	NA	0.24%
DFA VA International Small Portfolio	0.50%	0.10%	NA	NA	0.60%	NA	0.60%
DFA VA International Value Portfolio	0.40%	0.06%	NA	NA	0.46%	NA	0.46%
DFA VA Short-Term Fixed Portfolio	0.25%	0.02%	NA	NA	0.27%	NA	0.27%
DFA VA U.S. Large Value Portfolio	0.25%	0.02%	NA	NA	0.27%	NA	0.27%
DFA VA U.S. Targeted Value Portfolio	0.35%	0.03%	NA	NA	0.38%	NA	0.38%
10

DFA VIT Inflation-Protected Securities Portfolio - Institutional Class[3]	0.10%	0.09%	NA	NA	0.19%	0.01%	0.18%
Fidelity VIP Balanced Portfolio (Initial Class)	0.40%	0.11%	NA	NA	0.51%	NA	0.51%
Fidelity VIP Contrafund® Portfolio (Initial Class)	0.55%	0.08%	NA	NA	0.63%	NA	0.63%
Fidelity VIP Government Money Market Portfolio	0.17%	0.08%	NA	NA	0.25%	NA	0.25%
Fidelity VIP Growth Portfolio (Initial Class)	0.55%	0.09%	NA	NA	0.64%	NA	0.64%
Fidelity VIP High Income Portfolio (Initial Class)	0.56%	0.12%	NA	NA	0.68%	NA	0.68%
Fidelity VIP Mid Cap Portfolio (Initial Class)	0.55%	0.08%	NA	NA	0.63%	NA	0.63%
First Eagle Overseas Variable Fund	0.75%	0.30%	0.25%	NA	1.30%	NA	1.30%
Invesco V.I. American Value Fund Series I Shares[4]	0.72%	0.22%	NA	0.06%	1.00%	NA	1.00%
Invesco V.I. Diversified Dividend Fund- Series I Shares[5]	0.48%	0.20%	NA	0.02%	0.70%	0.02%	0.68%
Invesco V.I. Global Health Care Fund - Series I Shares[4]	0.75%	0.24%	NA	0.00%	0.99%	NA	0.99%
Invesco V.I. Mid Cap Core Equity Fund - Series I Shares[4,5]	0.73%	0.22%	NA	0.02%	0.97%	0.02%	0.95%
Invesco V.I. Mid Cap Growth Fund Series I Shares	0.75%	0.28%	NA	0.00%	1.03%	NA	1.03%
Invesco V.I. Small Cap Equity Fund - Series I Shares[4]	0.74%	0.22%	NA	0.00%	0.96%	NA	0.96%
Invesco V.I. Technology Fund - Series I Shares[4]	0.75%	0.30%	NA	0.00%	1.05%	NA	1.05%
Janus Aspen Balanced Portfolio (Institutional Shares)	0.55%	0.09%	NA	0.00%	0.64%	NA	0.64%
Janus Aspen Enterprise Portfolio (Institutional Shares)	0.64%	0.10%	NA	0.00%	0.74%	NA	0.74%
Janus Aspen Flexible Bond Portfolio (Institutional Shares)[6]	0.49%	0.11%	NA	0.00%	0.60%	0.00%	0.60%
Janus Aspen Forty Portfolio (Institutional Shares)[7]	0.64%	0.10%	NA	0.00%	0.74%	NA	0.74%
Janus Aspen Global Research Portfolio (Institutional Shares)[7]	0.56%	0.11%	NA	0.00%	0.67%	NA	0.67%
Janus Aspen Overseas Portfolio (Institutional Shares)[7]	0.40%	0.12%	NA	0.00%	0.52%	NA	0.52%
Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares)[6,7]	0.45%	0.15%	NA	NA	0.60%	0.00%	0.60%
Janus Aspen Research Portfolio (Institutional Shares)[7]	0.53%	0.11%	NA	0.00%	0.64%	NA	0.64%
MFS® International Growth Portfolio - Initial Class	0.90%	0.14%	NA	NA	1.04%	NA	1.04%
11

MFS® International Value Portfolio - Initial Class[8]	0.87%	0.04%	NA	NA	0.91%	0.01%	0.90%
MFS® Total Return Bond Series – Initial Class	0.50%	0.03%	NA	NA	0.53%	NA	0.53%
PIMCO All Asset Portfolio (Institutional Class)[9,10,11]	0.43%	0.00%	NA	0.83%	1.26%	0.14%	1.12%
PIMCO Foreign Bond Portfolio (U.S. Dollar Hedged) (Institutional Class)[12]	0.75%	0.03%	NA	0.00%	0.78%	NA	0.78%
PIMCO High Yield Portfolio (Institutional Class)[13]	0.60%	0.01%	NA	0.00%	0.61%	NA	0.61%
PIMCO Real Return Portfolio (Institutional Class)[14]	0.50%	0.26%	NA	0.00%	0.76%	NA	0.76%
PIMCO Short-Term Portfolio (Institutional Class)[15]	0.45%	0.03%	NA	0.00%	0.48%	NA	0.48%
PIMCO Total Return Portfolio (Institutional Class)[16]	0.50%	0.01%	NA	0.00%	0.51%	NA	0.51%
Royce Micro-Cap Portfolio - Investment Class	1.25%	0.11%	NA	0.00%	1.36%	NA	1.36%
Royce Small-Cap Portfolio - Investment Class	1.00%	0.09%	NA	0.00%	1.09%	NA	1.09%
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	NA	NA	0.85%	NA	0.85%
T. Rowe Price Equity Income Portfolio	0.85%	0.00%	NA	NA	0.85%	NA	0.85%
T. Rowe Price International Stock Portfolio	1.05%	0.00%	NA	NA	1.05%	NA	1.05%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	NA	NA	0.85%	NA	0.85%
T. Rowe Price New America Growth Portfolio	0.85%	0.00%	NA	NA	0.85%	NA	0.85%
Third Avenue Value Portfolio[17]	0.90%	0.51%	NA	NA	1.41%	0.11%	1.30%
Van Eck VIP Global Hard Assets Fund (Initial Class)[18]	1.00%	0.06%	NA	0.00%	1.06%	0.00%	1.06%
Vanguard® VIF Balanced Portfolio	0.21%	0.02%	NA	NA	0.23%	NA	0.23%
Vanguard® VIF Capital Growth Portfolio	0.33%	0.03%	NA	NA	0.36%	NA	0.36%
Vanguard® VIF Conservative Allocation Portfolio	NA	NA	NA	0.16%	0.16%	NA	0.16%
Vanguard® VIF Diversified Value Portfolio	0.25%	0.02%	NA	NA	0.27%	NA	0.27%
Vanguard® VIF Equity Income Portfolio	0.28%	0.02%	NA	NA	0.30%	NA	0.30%
Vanguard® VIF Equity Index Portfolio	0.13%	0.02%	NA	NA	0.15%	NA	0.15%
Vanguard® VIF Growth Portfolio	0.38%	0.04%	NA	NA	0.42%	NA	0.42%
12

Vanguard® VIF High Yield Bond Portfolio	0.25%	0.03%	NA	NA	0.28%	NA	0.28%
Vanguard® VIF International Portfolio	0.35%	0.04%	NA	NA	0.39%	NA	0.39%
Vanguard® VIF Mid-Cap Index Portfolio	0.16%	0.03%	NA	NA	0.19%	NA	0.19%
Vanguard® VIF Moderate Allocation Portfolio	NA	NA	NA	0.16%	0.16%	NA	0.16%
Vanguard® VIF REIT Index Portfolio	0.24%	0.03%	NA	NA	0.27%	NA	0.27%
Vanguard® VIF Short-Term Investment-Grade Portfolio	0.13%	0.03%	NA	NA	0.16%	NA	0.16%
Vanguard® VIF Small Company Growth Portfolio[19]	0.33%	0.03%	NA	0.01%	0.37%	NA	0.37%
Vanguard® VIF Total Bond Market Index Portfolio	0.12%	0.03%	NA	NA	0.15%	NA	0.15%
Vanguard® VIF Total Stock Market Index Portfolio	NA	NA	NA	0.16%	0.16%	NA	0.16%

1
Through April 30, 2018, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.46% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.  These agreements may only be terminated with the consent of the fund's Board.

2
The DFA VA Global Bond Portfolio's investment management fees are based on an effective annual rate of 0.25% of the first $100 million of average daily net assets and 0.20% of average daily net assets exceeding $100 million.

3
The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Inflation-Protected Portfolio. The Amended and Restated Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2018, and may only be terminated by the Fund's Board of Directors prior to that date.  Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived up to thirty-six months after such fee waiver and/or expense assumption.

4	"Other Expenses" have been restated to reflect current fees.
5
Invesco has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses.  Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018.  During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.

6
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio's total annual fund operating expenses (excluding any applicable performance adjustments to management fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain limit until at least May 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

13

7
The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio's performance relative to its benchmark index during a measurement period.

8
Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.90% of the class' average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2018.

9
Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.05%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.065% for the Institutional Class.

10
Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets excluding waivers of the Portfolio as set forth in the Financial Highlights table of the portfolio prospectus, because the Ratio of Expenses to Average Net Assets excluding waivers reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

11
PIMCO has contractually agreed, through May 1, 2018, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above.

12
"Other Expenses" include interest expense of 0.03%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.75% for Institutional Class shares, respectively.

13
"Other Expenses" include interest expense of 0.01%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses excluding interest expense is 0.60% for the Institutional Class shares.

14
"Other Expenses" include interest expense of 0.26%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses excluding interest expense is 0.50% for the Institutional Class shares.

15
"Other Expenses" include interest expense of 0.03%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses excluding interest expense is 0.45% for the Institutional Class shares.

16
"Other Expenses" include interest expense of 0.01%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses excluding interest expense is 0.50% for the Institutional Class shares.

14

17
Third Avenue Management LLC (the "Adviser") has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Portfolio expenses in order to limit Annual Portfolio Expenses after Expense Limitation (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.30% of average daily net assets subject to later reimbursement in certain circumstances (the "Expense Limitation Agreement"). For up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover the Portfolio fees deferred and expenses paid to the extent that such repayment would not cause the Annual Portfolio Expenses after Expense Limitation to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Expense Limitation Agreement can only be amended by agreement of the Adviser and the Independent Trustees to lower Annual Portfolio Expenses and will terminate automatically in the event of termination of the Investment Management Agreement by one of the parties, effective upon the effectiveness of such termination.

18
The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.20% of the Fund's average daily net assets per year until May 1, 2018.  During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

19	Acquired Fund Fees and Expenses are not included in the Portfolio's financial statements, which provide a clearer pricture of a portfolio's acutal operating costs.

For information concerning compensation paid for the sale of the Policies, see "Sales of the Policies."

TRANSAMERICA LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS

Transamerica Life

Transamerica Life Insurance Company ("Transamerica Life") is the insurance company issuing the Policy.  Transamerica Life's home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499.   The benefits under the Policy are paid by Transamerica Life from its general account assets and/or your cash value held in Transamerica Life's separate account.  It is important for you to understand that payment of the benefits is not assured and depends upon factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for account value allocated to the subaccounts.  Your cash value in the subaccounts is part of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.  See "The Separate Account."

Assets in the General Account. Any guarantees under the Policies that exceed your cash value, such as those associated with any life insurance benefits, are paid from our general account (not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policies in excess of cash value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.  The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.  We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account.   The general account is subject to claims made on the assets of the insurance company.  An investor should look to the financial strength of the insurance company with regard to the insurance company guarantees.

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Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account.  In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected claims payments.  However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.  We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage both existing and prospective policy owners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa—as well as the financial statements of the separate account—are located in the SAI.  For a free copy of the SAI, simply call or write us at the phone number or address of our home office referenced earlier in this prospectus.  In addition, the SAI is available on the SEC's website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica Life's ability to meet its obligations to its policy owners, are available on our website and the websites of these nationally recognized statistical ratings organizations--A.M. Best Company (www.ambest.com),  Moody's Investors Service (www.moodys.com), Standard & Poor's Rating Services (www.standardandpoors.com ), and Fitch, Inc. (www.fitchratings.com

The Separate Account

The separate account is a separate account of Transamerica Life, established under Iowa law.  We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The Fixed Account

The fixed account is part of Transamerica Life's general account.  We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts.  Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account's assets.  Transamerica Life bears the full investment risk for all amounts contributed to the fixed account.  (Transamerica Life's guaranteed interest rate for

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amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation.  We may declare current interest rates from time to time, at our discretion.  We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account.  You bear the risk that interest we credit will not exceed 2.0%.

The fixed account has not been registered with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The subaccounts of the separate account invest in shares of the corresponding portfolios.  Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Certain portfolios may invest substantially all of their assets in portfolios of other funds.  As a result, you will pay fees and expenses at both portfolio levels.  This will reduce your investment return.  These arrangements are referred to as "funds of funds" or "master-feeder funds."  Funds of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

Certain portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets.  The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. There is no assurance that any portfolio will achieve its stated objective.  An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative.  Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub‑adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. You can find more detailed information about the portfolios, including a description of risks, in the portfolio prospectuses. You may obtain a free copy of the portfolio prospectuses by contacting us at 1‑888-804-8461. You should read the portfolio prospectuses carefully.

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American Funds Insurance Series managed by Capital Research and Management Company

• AFIS Global Small Capitalization Fund (Class 2) seeks to provide long-term growth of capital.

• AFIS Growth Fund (Class 2) seeks to provide growth of capital.

• AFIS International Fund (Class 2) seeks to provide long-term growth of capital.

• AFIS New World Fund (Class 2) seeks to provide long-term capital appreciation.

Deutsche Investments VIT Funds managed by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, Inc.

• Deutsche Small Cap Index VIP (Class A) seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.

DFA Investment Dimensions
Group Inc.
advised by Dimensional Fund Advisors LP

VA Global Bond Portfolio , VA International Small Portfolio, VA International Value Portfolio, VA Short-Term Fixed Portfolio , and VIT Inflation Protected Securities Portfolio – Institutional Class sub-advised by DFA Australia Limited and Dimensional Fund Advisors Ltd

• VA Global Bond Portfolio seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.

• VA International Small Portfolio seeks to achieve long-term capital appreciation.

• VA International Value Portfolio seeks to achieve long-term capital appreciation.

• VA Short-Term Fixed Portfolio seeks to achieve a stable real return in excess of the rate of inflation with a minimum of risk.

• VA U.S. Large Value Portfolio seeks to achieve long-term capital appreciation.

• VA U.S. Targeted Value Portfolio seeks to achieve long-term capital appreciation.

• VIT Inflation-Protected Securities Portfolio - Institutional Class seeks to provide inflation protection and earn current income consistent with inflation-protection securities.

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Fidelity Variable Insurance
Products Funds – Initial
Class
managed by Fidelity Management & Research Company (FMR)

Sub-Advised by Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers.

• Fidelity VIP Balanced Portfolio (Initial Class) seeks income and capital growth consistent with reasonable risk.

• Fidelity VIP Contrafund® Portfolio (Initial Class) seeks long-term capital appreciation.

• Fidelity VIP Government Money Market Portfolio (Initial Class) seeks as high a level of current income as is consistent with preservation of capital and liquidity.

• Fidelity VIP Growth Portfolio (Initial Class) seeks to achieve capital appreciation.

• Fidelity VIP High Income Portfolio (Initial Class) seeks a high level of current income, while also considering growth of capital.

• Fidelity VIP Mid Cap Portfolio (Initial Class) seeks long-term growth of capital.

First Eagle Variable Fund advised by First Eagle Investment Management, LLC

• First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) managed by Invesco Advisers, Inc.

• Invesco V.I. American Value Fund – Series I Shares – The Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

• Invesco V.I. Diversified Dividend Fund - Series I Shares – The Fund's investment objective is to provide reasonable current income and long-term growth of income and capital.

• Invesco V.I. Global Health Care Fund – Series I Shares – The Fund's investment objective is long-term growth of capital.

• Invesco V.I. Mid Cap Core Equity Fund – Series I Shares - The Fund's investment objective is long-term growth of capital.

• Invesco V.I. Mid Cap Growth Fund – Series I Shares – The Fund's investment objective is to seek capital growth.

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• Invesco V.I. Small Cap Equity Fund – Series I Shares – The Fund's investment objective is long-term growth of capital.

• Invesco V.I. Technology Fund – Series I Shares – The Fund's investment objective is long-term growth of capital.

Janus Aspen Series managed by Janus Capital Management LLC Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares) subadvised by Perkins Investment Management LLC

• Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

• Janus Aspen Enterprise Portfolio (Institutional Shares) seeks long-term growth of capital.

• Janus Aspen Flexible Bond Portfolio (Institutional Shares) seeks to obtain maximum total return, consistent with preservation of capital.

• Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital.

• Janus Aspen Global Research Portfolio (Institutional Shares) seeks long-term growth of capital.

• Janus Aspen Overseas Portfolio (Institutional Shares) seeks long-term growth of capital.

• Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares) seeks capital appreciation.

•   Janus Aspen  Research Portfolio (Institutional Shares) seeks long-term growth of capital.

MFS® Variable Insurance Trust managed by Massachusetts Financial Services Company	• MFS® Total Return Bond Series – Initial Class seeks total return with an emphasis on current income, but also considering capital appreciation.
MFS® Variable Insurance Trust II managed by Massachusetts Financial Services Company	• MFS® International Growth Portfolio – Initial Class seeks capital appreciation. • MFS® International Value Portfolio – Initial Class seeks capital appreciation.

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PIMCO Variable Insurance Trust managed by Pacific Investment Management Company LLC

• PIMCO All Asset Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of capital and prudent investment management.

• PIMCO Foreign Bond Portfolio (U.S. Dollar Hedged) (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.

• PIMCO High Yield Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.

• PIMCO Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management

• PIMCO Short-Term Portfolio (Institutional Class) seeks maximum current income, consistent with preservation of capital and daily liquidity.

• PIMCO Total Return Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.

Royce Capital Fund managed by Royce & Associates, LP

• Royce Micro-Cap Portfolio – Investment Class investment goal is long-term growth of capital.  Royce & Associates, LP ("Royce"), the Fund's investment adviser, invests the Fund's assets primarily in equity securities of micro-cap companies, those with market capitalizations up to $1 billion. Royce uses a core approach that combines multiple investment themes and offers wide exposure to micro-cap stocks by investing in companies with strong fundamentals and/or prospects selling at prices that Royce believes do not fully reflect these attributes. This approach emphasizes the intersection of valuation with fundamental strength and/or excellent growth or turnaround potential.  Normally, the Fund invests at least 80% of its net assets in the equity securities of micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

• Royce Small-Cap Portfolio – Investment Class investment goal is long-term growth of capital. Royce & Associates, LP ("Royce"), the Fund's investment adviser, invests the Fund's assets primarily in equity securities of small-cap companies, those with market capitalizations up to $3 billion.  Royce focuses on companies with above-average profitability and low leverage that are selling at

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attractive valuations due to what Royce believes are temporary factors.  Royce pursues opportunities when expectations are low and focuses on industries where it sees the greatest number of compelling bargains.  Normally, the Fund invests at least 80% of its net assets in the equity securities of small-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

T. Rowe Price Equity Series, Inc. managed by T. Rowe Price Associates, Inc.

• T. Rowe Price Blue Chip Growth Portfolio seeks to provide long-term capital growth.  Income is a secondary objective.

• T. Rowe Price Equity Income Portfolio seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

• T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

• T. Rowe Price New America Growth Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of growth companies.

T. Rowe Price International Series, Inc. managed by T. Rowe Price Associates, Inc. sub-advised by T. Rowe Price International Ltd	• T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.
Third Avenue Variable Series Trust managed by Third Avenue Management LLC

• Third Avenue Value Portfolio seeks long-term capital appreciation by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value.

VanEck VIP Trust Investment Adviser: Van Eck Associates Corporation	• Van Eck VIP Global Hard Assets Fund - Initial Class seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

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Vanguard® Variable Insurance Fund
managed by the following:

Balanced and High Yield Bond – Wellington Management Company LLP

Capital Growth – PRIMECAP Management Company

Conservative Allocation, Equity Index, Mid-Cap Index, Moderate Allocation, REIT Index, Short-Term Investment-Grade, Total Bond Market Index, and Total Stock Market Index – The Vanguard Group, Inc.

Diversified Value – Barrow, Hanley, Mewhinney & Strauss, LLC

Equity Income – Wellington Management Company LLP and The Vanguard Group, Inc.

Growth – Jackson Square Partners, LLC; Wellington Management Company LLP; William Blair Investment Management, LLC

International – Baillie Gifford Overseas Ltd.; M&G Investment Management Limited; Schroder Investment Management North America Inc.

Small Company Growth –ArrowMark Colorado Holdings, LLC (ArrowMark Partners); The Vanguard Group, Inc.

Vanguard is a trademark of The Vanguard Group, Inc.

• Vanguard® VIF Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income.

• Vanguard® VIF Capital Growth Portfolio seeks to provide long-term capital appreciation.

• Vanguard® VIF Conservative Allocation Portfolio seeks to provide current income and low to moderate capital appreciation.

• Vanguard® VIF Diversified Value Portfolio seeks to provide long-term capital appreciation and income.

• Vanguard® VIF Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation.

• Vanguard® VIF Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

• Vanguard® VIF Growth Portfolio seeks to provide long-term capital appreciation.

• Vanguard® VIF High Yield Bond Portfolio seeks to provide a high level of current income.

• Vanguard® VIF International Portfolio seeks to provide long-term capital appreciation.

• Vanguard® VIF Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

• Vanguard® VIF Moderate Allocation Portfolio seeks to provide capital appreciation and a low to moderate level of current income.

• Vanguard® VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.

• Vanguard® VIF Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility.

• Vanguard® VIF Small Company Growth Portfolio seeks to provide long-term capital appreciation.

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• Vanguard® VIF Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index.

• Vanguard® VIF Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Selection of the Underlying Portfolios
The underlying portfolios offered through this product are selected by Transamerica Life, and Transamerica Life may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio with our hedging strategy, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for the sale of the Policies.  (For additional information on these arrangements, see "Revenue We Receive.")  We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the  selection criteria, and/or if the portfolio has not attracted significant allocations from policy owners.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

Please note:  Certain portfolios have similar names.  It is important that you state or write the full name of the portfolio that you wish to direct your allocation to when you submit an allocation request, otherwise, the request may not be in good order.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports.  Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse a particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open‑end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would

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become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policy owners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner.  Your number of votes is calculated separately for each subaccount and may include fractional votes.  You hold a voting interest in each subaccount to which your net premiums or cash value is allocated.  The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests.  The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day.  The method of computing the net asset value per share is described in the prospectuses for the portfolios.

If we do not receive voting instructions on time from some policy owners, we will vote those shares in the same proportion as the timely voting instructions we receive.  Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values.  Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur.  We (and/or our affiliates) generally receive two types of payments:

•	Rule 12b-1 fees. We receive 12b-1 fees from the portfolios in the American Funds Insurance Series and First Eagle Overseas

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   Portfolio.  The American Funds Insurance Series and the First Eagle Overseas Portfolio each pay annual fees of 0.25% of assets.  All fees received by    us are based on the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.

•
Administrative, Marketing and Support Service fees ("Service Fees").  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including Transamerica Capital, Inc. ("TCI").  These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying portfolio assets.  Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the portfolios for more information).  The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue.  These percentages differ and the amounts may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

These arrangements are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Us and TCI From the Funds
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.20%	Janus Aspen Series	0.15% after $75 million**
American Funds Insurance Series	0.25%	MFS® Variable Insurance Trust	0.20%
Fidelity Variable Insurance Products Fund	0.05%; plus up to an additional 0.05% after $100 million**	T. Rowe Price Equity Series, Inc.	0.15%***
First Eagle Variable Funds, Inc.	0.25%	T. Rowe Price International Series, Inc.	0.15%***
*  Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.
**  We receive this percentage on specified subaccounts once a certain dollar amount in fund shares is held by those specified subaccounts of Transamerica Life and its affiliates.
***  We receive this percentage up to $250 million in fund shares is held by certain specified subaccounts of Transamerica Life and 0.25% after $250 million.

Proceeds from certain of these payments by the portfolios, the advisers, the sub-advisers and/or their affiliates may be profit to us and may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, issuing, marketing, distributing and administering the Policies and (2) that we incur, in our role as intermediary, in promoting, marketing, distributing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

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CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.  The fees and charges are expected to result in a profit to us.

Services and benefits we provide under the Policy:

•	the life insurance benefit, cash value and loan benefits;

•	investment options, including net premium allocations;

•	administration of elective options; and

•	the distribution of reports to owners.

Costs and expenses we incur:

•	costs associated with processing and underwriting applications and changes in face amount and riders;

•	expenses of issuing and administering the Policy (including any Policy riders);

•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:

•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Percent of Premium Load

We will deduct certain charges before we allocate the net premium payments you make to the subaccounts or the fixed account.  The charges deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges.  Premium tax charges imposed by different states and jurisdictions range from 0.00% to 5.00% of premiums.  Although state premium tax rates imposed on us vary from state to state, the premium load will not vary with the state of residence of the owner.

Target premium is the amount of premium used to determine the charge applied to premium payments.  Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy

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becoming a modified endowment contract ("MEC").  If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC. Premiums paid in excess of target premium may have adverse tax consequences.  See "Federal Income Tax Considerations".  Target premium varies depending on the insured's sex, issue age and underwriting class and is listed on your Policy's specification page.

The current percent of premium load (for Policies issued on or after January 1, 2010) is:

▪	12.00% of premium received up to target premium in Policy Year 1 and 0% of premium received in excess of target; and

▪	9.00% of premium received up to target premium in Policy years 2-4 and 0% of premium received in excess of target; and

▪	2.50% of premium received up to target premium in Policy years 5-7 and 0% of premium received in excess of target; and

▪	2.10% of premium received up to target premium in Policy years 8-10 and 0% of premium received in excess of target; and

▪	0.50% of all premium received up to target premium in Policy years 11+ and 0% of premium received in excess of target;

Different percent of premium load charges apply to Policies issued before January 1, 2010.  For these Policies, the highest current percent of premium load deduction is: 12.50% of premium received up to the target premium in Policy year 1; 11.00% of premium received up to the target premium in Policy years 2-4; 4.10% of premium received up to the target premium in Policy years 5-7; 2.10% of premium received up to the target premium in Policy years 8-10; 0.50% of premium received up to the target premium in Policy years 11+; and a 2.80% current percent of premium load on excess of target premium for Policy years 1-30.

We can increase the percent of premium load for all Policies, but the maximum guaranteed percent of premium load is 15.00% of each premium payment.

Monthly Deduction

We take a monthly deduction from the cash value on the effective date and on each monthly deduction day.  Unless otherwise noted we deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:

•	the monthly contract charge; plus

•	the monthly cost of insurance charge for the Policy; plus

•	the monthly charge for any benefits provided by riders attached to the Policy; plus

•	a factor representing the mortality and expense risk charge; plus

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•	the deferred sales load in Policy years 2-7.

Monthly Contract Charge (for Policies issued on or after January 1, 2010):

•	This charge currently equals $5.00 each Policy month for all Policy years.

•	We can increase this charge, but we guarantee this charge will never be more than $10.00 each month.

•	This charge is used to cover administrative services relating to the Policy.

Different current monthly contract charges apply for Policies issued before January 1, 2010.  The highest current monthly contract charge is $5.00 per month in all Policy years.  We can increase the monthly contract charge, but the maximum guaranteed charge is $10.00 per month in all Policy years.

Monthly Cost of Insurance Charge:

We calculate and deduct this charge monthly.  The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day.  We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

The monthly cost of insurance charge is equal to 1. multiplied by the result of 2. minus 3., where:

1.	is the monthly cost of insurance rate per $1,000 of insurance;

2.	is the number of thousands of dollars of life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3); and

3.
is the number of thousands of dollars of cash value as of the monthly deduction day (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates and consider a number of factors. The factors include the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above).  The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy.  The actual monthly cost of insurance rates reflect, among other things, our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses.  Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

For Policies issued on or after January 1, 2009, the guaranteed rates for standard classes are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("2001 CSO Tables"). For Policies issued before January 1, 2009, the guaranteed rates are based on the 1980 Commissioner's Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 2001 CSO Tables or the 1980 CSO Tables that are relevant to your Policy. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue,

29

simplified issue and guaranteed issue.  Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

Optional Term Insurance Rider:

We assess a monthly charge for this rider based on the issue age, duration, sex, underwriting class and term insurance amount.  Different term life insurance rider charges apply to Policies issued before January 1, 2009.

Mortality and Expense Risk Charge:

We deduct a monthly charge, which accrues daily, from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense risks we assume.

The charge is calculated as a percentage of the average cash value in each subaccount during the Policy month preceding the monthly deduction day.  The current mortality and expense risk charge (for Policies issued on or after January 1, 2010) is equivalent to:

➢	An effective annual rate of 0.75% in Policy years 1-30; and
➢	An effective annual rate of 0.10% in Policy years 31+.

Different current mortality and expense risk charges apply to Policies issued before January 1, 2010. For these Policies, the highest current mortality and expense risk charge is: 0.90% (annually) in Policy years 1-9; 0.15% (annually) in Policy years 10+. The maximum guaranteed charge for these Policies is 2.00% (annually) in all years.

We can increase the charges for all Policies, but the maximum guaranteed mortality and expense risk charge is equivalent to an effective annual rate of 2.00% in all Policy years.

The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge combined with other Policy charges does not cover our total actual costs, then we absorb the loss. Conversely, if the charge more than covers actual costs, then the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any corporate purpose, including distribution or other costs.

Monthly Deferred Sales Load:

➢	We deduct a percent of the premium received in Policy year 1 on each monthly deduction day in Policy years 2-7.

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➢	We deduct a percent of the premium received in Policy year 1 on each monthly deduction day in Policy years 2-7.
➢	The expenses deducted are intended to compensate us for sales expenses, including distribution costs.
➢
We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

The current monthly deferred sales load (for Policies issued on or after January 1, 2010) equals:

➢	0.250% of premium received up to target premium in Policy year 1 (for a cumulative total of 18% through Policy year 7); and
➢	0% of premium received in excess of target premium in Policy year 1.

Different current monthly deferred sales loads apply for Policies issued before January 1, 2010.  The highest current monthly deferred sales load is 0.300% of the premium received up to target premium in Policy year 1 and 0.034% of premium received in excess of target premium in Policy year 1.

We can increase this charge for all Policies, but the maximum guaranteed monthly deferred sales charge is 0.300% of all premium received in Policy year 1 (for a cumulative total of 21.60%).

The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7.  When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

The charge on premium received in excess of target premium may be applicable where the contract is a modified endowment contract and qualifies as a life insurance contract.  Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract.

Administrative Charges

Partial Withdrawal Charge

• After the first Policy year, you may make a partial withdrawal.

•	When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

• We currently do not impose this charge.

•	We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

•	We will not increase this charge.

Loan Interest

•
Loan interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

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•	We currently charge you an annual interest rate on a Policy loan of 2.75% in Policy years 1-30; and 2.10% in Policy years 31+.

•	After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.75% (annually) in Policy years 1-30 and 0.10% (annually) in Policy years 31+.

•
The maximum interest rate we will charge for a Policy loan is 4.00% annually.  After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

Transfer Charge

•	We currently allow you to make any number of transfers each year free of charge.

•	We reserve the right to charge $25 for each transfer over 12 during a Policy year.

•	For purposes of assessing the transfer charge, each written (or faxed) request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

•	We will not increase this charge.

•	We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under "TRANSFERS."

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by legislation or by federal or state agencies.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios.  These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests.  The total portfolio fees and expenses ranged from 0.15% to 1.41 % in 2016 (total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses).  Portfolio fees and expenses may be higher in the future.  See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer.  Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed.  The redemption fee is retained by or paid to the portfolio and is not

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retained by us.  We will administer any redemption fees and deduct them from your cash value.  For more information on each portfolio's redemption fee, see the portfolio prospectus.

In addition, under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund (up to 2%) and to implement a redemption gate that would temporarily suspend redemptions from the fund.  The Fidelity VIP Government Money Market Portfolio currently does not intend to impose any "fees and gates." Nevertheless, we reserve the right to implement, administer and charge you for any such fee or restriction imposed by the Fidelity VIP Government Money Market Portfolio.

THE POLICY

Ownership Rights

The Policy belongs to the owner named in the application unless the application specifies a different owner.  The owner may exercise all of the rights and options described in the Policy while the insured is living.  The principal rights an owner may exercise are:
•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•
to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

•	to change the owner of this Policy (there may be tax consequences);

•	to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

•	to select the tax test – guideline premium test or the cash value accumulation test – applicable to the Policy on the Policy application. Once selected, the test may not be changed.

No designation or change in designation of an owner will take effect unless we receive a written request at our home office.  When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.  A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers.  No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

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•	to assure continued qualification of the Policy under the Code or other federal or state laws relating to variable life insurance policies; or

•	to reflect a change (permitted by the Policy) in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

If any modifications are made, we will make appropriate endorsements to the Policy.  If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

Purchasing a Policy

We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

To purchase a Policy, you must submit a completed application in good order and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker‑dealer having a selling agreement with Transamerica Capital, Inc., the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control including, but not limited to, because of the failure of a selling broker-dealer or registered representative to promptly forward that application to us at our mailing address.  Any such delays will affect when your Policy can be issued and when your premium payment(s) can be allocated among your investment choices.

Our current minimum face amount of a Policy is generally $1,000.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

• the date of your application; or
• the date the insured completes all of the medical tests and examinations that we require.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Code in connection with the purchase of the Policy.  You should compare your existing insurance and the Policy carefully.  You should not replace your existing life insurance policy unless you determine this Policy is better for you.  You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different.  If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

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If you contemplate exchanging your existing life insurance policy for the Policy, you should consult a tax advisor to discuss the potential tax effects of such a transaction.  See "Federal Income Tax Considerations."

Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid and received at the home office.

Free-Look Period

You may cancel your Policy for a refund during the "free-look period" by returning it in good order with a written request to cancel the Policy, to us at our home office or to the sales representative who sold it to you.  The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period.  Unless we receive information or are notified otherwise, the Policy will be deemed delivered to you 4 days after we mail the Policy.  If you decide to cancel your Policy during the "free-look period," then we will treat the Policy as if it had never been issued.  Within 7 calendar days after receiving the returned Policy at our home office, we will refund an amount equal to the greater of:

•	the cash value as of the date the Policy and the written request to cancel the Policy are received at our home office; or

•	the premiums paid less any partial withdrawals.

Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

Backdating a Policy

If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

Cost of insurance charges are based in part on the insured's age on the effective date.  Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

"Good Order" Requirements

We cannot process your Policy application or requests for transactions relating to the Policy until we have received the application or the requests, as the case may be, in good order at our home office.  "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction.  This information and documentation generally includes, to the extent applicable to the transaction, your completed application, a policy number, the transaction amount (in dollars), the names of and allocations to and/or from the subaccounts affected by the requested transaction, the signatures of all policy

35

owners, taxpayer I.D., and any other information or supporting documentation that we may require.  With respect to premiums paid, "good order" also generally includes receipt of sufficient funds by us to effect the purchase.  We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

POLICY FEATURES

Premiums

Allocating Premiums

In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account.  The fixed account may not be available in all states to direct or transfer money into.  You must follow these guidelines:

• allocation percentages must be in whole numbers; and

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

During the free-look period, we will hold the premiums paid in our general account or, if available, in the money market subaccount.  The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period.  Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare.  Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount.  At the end of the free-look period, we will allocate the net premium, (of amounts that were held in the general account or in the money market subaccount), including interest earned (or investment losses) during the free-look period, to the subaccounts that you have chosen on your application.  Where not specified, your net premium will be allocated to a money market subaccount.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 800-379-5496, Monday ‑ Friday 8:00 a.m. – 4:30 p.m. Central Time.  All instructions for allocations must be received in good order.  Certain portfolios have similar names.  It is important that you state or write the full name of the portfolio to which and/or from which you wish to direct your allocation when you submit an allocation request.  Failure to do so may result in a delay of the requested allocation amount. The change will be effective at the end of the valuation day on which we receive (in good order) the request to change allocation instructions. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

Certain subaccounts may impose restrictions on allocations.  If a selected subaccount is not available, amounts will be held in suspense and allocated to the selected subaccount once available, generally within two days of the

36

request.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount.  When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year).  Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments in full and on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).  See "Policy Lapse and Reinstatement."

Premium Limitations

Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium.  If you choose the guideline premium test, there are additional premium limitations.

Making Premium Payments

While there is indebtedness, we will treat payments made as loan repayments unless you indicate that the payment is a premium payment.  We will deduct certain charges from your premium payments.  We will accept premium payments by check or money order made out to Transamerica Life Insurance Company.  As an accommodation to you, we will accept initial and subsequent premium payments ($1,000 minimum) by wire transfer.  You must send a simultaneous fax transmission to 800-379-5496 notifying us of the wire transfer.  For an initial premium, we also need a completed application to accompany the fax.  If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the Policy is issued, according to the allocation instructions in the application with an original

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signature.  If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our home office an appropriate fax or a completed application.

If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

HSBC Bank
ABA # 021001088
For credit to: Transamerica Life Insurance Company
Account #: 000167797

Include your name and Policy number on all correspondence.

TRANSFERS

General

You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account.  You will be bound by any transfers made by your agent/registered representative.  We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request in good order at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:

✓
You may request transfers in writing (in a form we accept) or by fax to our home office.  Please note:  Certain subaccounts have similar names.  Failure to provide the full name of a subaccount when making a transfer request may result in a delay of your transfer because the request may not be in good order.

✓	The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.
✓
The minimum amount that must remain in a subaccount after a transfer is $500.  If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

✓	We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
✓	Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.
✓	We consider all transfers made in any one day to be a single transfer.
✓
Transfers resulting from loans, asset rebalancing and reallocation of cash value, and transfers from the general account or the money market subaccount immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

✓
Certain subaccounts may impose restrictions on transfers.  If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.

Fixed Account Transfers

✓	After the first Policy year, you may make one transfer per Policy year from the fixed account.
✓	We reserve the right to require that you make the transfer request in writing.

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✓	We must receive the transfer request in good order at our home office no later than 30 days after a Policy anniversary.
✓	We will make the transfer at the end of the valuation date on which we receive the written request.
✓	The maximum amount you may transfer is limited to the greater of:
(a) 25% of your current cash value in the fixed account; or (b) the amount you transferred from the fixed account in the immediately preceding Policy year.

Please note:  These restrictions may prolong the period of time it takes to transfer your cash value in the fixed account to the subaccounts and, therefore, you should carefully consider whether investments in the fixed account meets your needs and investment criteria.

Disruptive Trading and Market Timing

Statement of Policy.  This variable insurance Policy and the subaccounts of the separate account were not designed to facilitate frequent or large trading through transfers among the subaccounts or between the subaccounts and the fixed account by market timers or frequent or disruptive traders.

Frequent or disruptive trading among the subaccounts or between the subaccounts and the fixed account can adversely affect you, other policy owners, beneficiaries and underlying fund portfolios, including by interfering with efficient underlying fund management and increasing administrative costs.  These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

(2) an adverse effect on portfolio management, such as:
(a)	impeding a portfolio manager's ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses. The costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers among those subaccounts.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading.  Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection.  We employ various means in an attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring we may not be able to detect nor halt all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios,

39

we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence.  If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading.  Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products).  As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges.  We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers.  This means that we would accept only written transfer requests with an original signature sent to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.  Please Note:  If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis.  We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit.  We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed.  For all of these purposes, we may aggregate two or more trades, or variable insurance products that we believe are connected by policy owner or person engaged in trading on behalf of policy owners.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers.  We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio.  To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

• impose redemption fees on transfers;
•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
• provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a

40

prophylactic transfer restriction).  As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity.  Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection.  As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policy owners or intermediaries acting on their behalf.  Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product.  In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares redeemed within a certain time after purchase.  The prospectuses for the underlying fund portfolios describe any such policies and procedures.  The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading.  Policy owners should be aware that we do not monitor transfer requests from policy owners or persons acting on behalf of policy owners for compliance with nor do we apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers.

Policy owners should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about an individual policy owner and the policy owner's trading activities in and out of one or more portfolios of the fund.  In addition, a fund may require us to restrict or prohibit a policy owner or a person acting on their behalf from purchasing or exchanging shares of a specified portfolio if the fund identifies such policy owner as violating the frequent trading policies established for that portfolio. Please read the fund's prospectuses for information about restrictions on transfers.

Omnibus Order.  Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products.  The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures.  We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares,

41

as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.  In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Transfer Procedures

To make a transfer via fax, send your instructions to 800-379-5496 Monday ‑ Friday 8:00 a.m. – 4:30 p.m. Central time.

Please note the following regarding fax transfers:

➢	We will employ reasonable procedures to confirm that fax instructions are genuine.

➢	Fax orders must be received at our home office before 4:00 p.m. Eastern time to receive same‑day pricing of the transaction.

➢	We will not be responsible for same‑day processing of transfers if faxed to a number other than 800-379-5496.

➢
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days of receipt of confirmation of fax transmittal and send us proof of your fax transmittal to our home office.

➢	We may discontinue this option at any time.

We cannot guarantee that faxed transactions will always be available.  For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order at our home office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

We will process any transfer order we receive in good order at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Asset Rebalancing Program

We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected.  Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule.  Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value.  Over time, this method of investment may help you buy low and sell high.  This program does not guarantee gains or protect against losses. You may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi‑annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form in good order at our home office, we will effect the initial

42

rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	➢	you must submit a completed asset rebalancing request form signed by the policy owner to us at our home office; and
	➢	you must have a minimum cash value of $10,000 or make a $10,000 initial premium payment.

There is no charge for the asset rebalancing program.  Reallocations we make under the program will not count toward your 12 free transfers each year.

Asset rebalancing will cease if:	➢	we receive your request to discontinue participation at our home office;
	➢	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or
	➢	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re‑enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy.  You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who are appointed by us or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or to make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  Transamerica Life is not a party to the agreement that you have with your investment advisor.  You will, however, receive confirmations of transactions that affect your Policy.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent for us and investment advisor to you.  Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, then you should ask them for more details.

Transamerica Life, or one of its affiliates, will process the financial transactions placed by your registered insurance agents or investment advisors.  We reserve the right to discontinue doing so at any time and for any reason.  We may require insurance agents or investment advisors, who are authorized by multiple policy owners to make financial transactions, to enter into an administrative agreement with Transamerica Life as a condition of accepting

43

transactions on your behalf.  The administrative agreement may impose limitations on the insurance agent's or the investment advisor's ability to request financial transactions on your behalf.  These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio, or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) that is an investment option under the Policy.

Please note:  Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on the owner's own behalf, except as otherwise described in this prospectus.

POLICY VALUES

Cash Value

Your Policy's cash value:

•
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

• Serves as the starting point for calculating values under a Policy.

• Equals the sum of all values in each subaccount, the fixed account and the loan account.

• Is determined on the effective date and on each valuation day.

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Cash Value

The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

Net cash value on any valuation date equals:	➢	the cash value as of such date; minus
	➢	any outstanding indebtedness (Policy loan amount plus any accrued interest).

Subaccount Value

The cash value in a subaccount is referred to as "subaccount value."  The subaccount value is initially equal to the amount of the initial net premium that was (i) allocated to each subaccount selected on the owner's application, or (ii) held in the general account or, if available, the money market subaccount, during the free-look period, including any interest earned (or investment gains or losses incurred) during the free-look period.  At the end of any other valuation period, the subaccount value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.
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Accumulation Units

Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office.  Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event.  These events are referred to as Policy transactions.  Accumulation units are bought and sold each time there is a Policy transaction.

Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount.  The following events reduce the number of accumulation units of a subaccount:

• partial withdrawals or transfers from a subaccount;

•	surrender of the Policy;

•	payment of the life insurance benefit proceeds;

•	Policy loans; and

•	the monthly deduction.

The number of accumulation units in any subaccount on any monthly deduction day equals:	➢	the initial units purchased at accumulation unit value at the end of the free-look period; plus
	➢	units purchased with additional net premium(s); plus
	➢	units purchased via transfers from another subaccount, the fixed account or the loan account; minus
	➢	units redeemed to pay for monthly deductions; minus
	➢	units redeemed to pay for partial withdrawals; minus
	➢	units redeemed as part of a transfer to another subaccount or the fixed account or the loan account; minus
	➢	units redeemed to pay any transfer charges, any partial withdrawal charges, and any redemption fees that may apply.

Accumulation Unit Value

We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

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Net Investment Factor

The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next.  We determine the net investment factor for any subaccount for any valuation period by dividing the result of:

➢	the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus
➢
the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result divided by

➢	the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

Fixed Account Value

The fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	➢	the sum of all net premium(s) allocated to the fixed account; plus
	➢	any amounts transferred from a subaccount to the fixed account; plus
	➢	total interest credited to the fixed account; minus
	➢	any amounts withdrawn from the fixed account to pay for monthly deductions as they are due; minus
	➢	any amounts withdrawn from the fixed account to pay for partial withdrawals; minus
	➢	any amounts transferred from the fixed account to a subaccount; minus
	➢	any amounts redeemed to pay for partial withdrawal or transfer charges.

LIFE INSURANCE BENEFIT

As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our home office satisfactory proof of the insured's death, written direction on how to pay the life insurance benefit, and any other documents and information we need (collectively referred to as "due proof of death").  Such due proof of death must be submitted in good order to avoid a delay in processing the life insurance benefit claim.  We may require return of the Policy.  We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a

46

contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner.  We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

Life insurance benefit proceeds equal:	•	the life insurance benefit (described below); minus

•	any monthly deductions due during the late period (if applicable); minus

•	any outstanding indebtedness or due and unpaid charges; plus

•	any additional insurance in force provided by rider.

We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

Life Insurance Benefit Options
The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value.

You must also choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code.  You may not change tests.  Each test involves a set of limitation percentages that vary by age.  The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

Life insurance benefit under Option 1	1.	the face amount of the Policy; or
is the greater of:
2.	the applicable percentage called the "limitation percentage," multiplied by the cash value on the insured's date of death.

Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

Option 1 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

Life insurance benefit under Option 2	1.	the face amount; plus
is the greater of:
•	the cash value on the insured's date of death; or

2.	the limitation percentage; multiplied by

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• the cash value on the insured's date of death.

Under Option 2, the life insurance benefit always varies as the cash value varies.

Option 2 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333. 33 , the life insurance benefit will be greater than the face amount plus cash value since the cash value times 250% would exceed the face amount plus the cash value in this example. Each additional dollar of cash value above $33,333. 33 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333. 33 , each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

Life insurance benefit under Option 3	1.	the face amount; plus
is the greater of:
•	cumulative premiums paid; less

•	cumulative partial withdrawals; or

2.	the limitation percentage; multiplied by

• the cash value on the insured's date of death.

Under Option 3, the life insurance benefit will always vary with the premiums paid, partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

Option 3 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000 (the life insurance benefit divided by 250%), the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

The Policy is intended to qualify under Section 7702 of the Code as a life insurance contract for federal tax purposes.  The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase.  Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable.  Prospective adjustments will be reflected in the monthly deduction.

Life Insurance Benefit Compliance Tests
Under Section 7702 of the Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test (CVAT)."  You must

48

choose either the GPT or the CVAT before the policy is issued.  Once the policy is issued, you may not change to a different test. The life insurance benefit will vary depending on which test is used.

Each test involves a set of limitation percentages that vary by insured's age on Policy anniversary.  The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other.  (See the separate tables below.)

Limitation Percentages Table – Guideline Premium Test
Insured's Age on Policy Anniversary	Limitation Percentage	Insured's Age on Policy Anniversary	Limitation Percentage	Insured's Age on Policy Anniversary	Limitation Percentage
0-40	250	59	134	78	105
41	243	60	130	79	105
42	236	61	128	80	105
43	229	62	126	81	105
44	222	63	124	82	105
45	215	64	122	83	105
46	209	65	120	84	105
47	203	66	119	85	105
48	197	67	118	86	105
49	191	68	117	87	105
50	185	69	116	88	105
51	178	70	115	89	105
52	171	71	113	90	105
53	164	72	111	91	104
54	157	73	109	92	103
55	150	74	107	93	102
56	146	75	105	94-99	101
57	142	76	105	100 and older	100
58	138	77	105

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Limitation Percentages Table – Cash Value Accumulation Test

Insured's Age on Policy Anniversary			Insured's Age on Policy Anniversary
	Limitation			Limitation
	Percentage			Percentage
	Male	Female		Male	Female
20	773	901	60	208	234
21	748	870	61	202	227
22	724	839	62	196	221
23	701	810	63	191	215
24	678	782	64	186	209
25	656	754	65	182	203
26	634	728	66	177	198
27	613	702	67	173	193
28	593	678	68	169	188
29	574	654	69	165	183
30	555	631	70	161	179
31	536	609	71	157	174
32	518	588	72	154	170
33	500	568	73	150	166
34	483	548	74	147	162
35	467	529	75	144	158
36	451	511	76	141	155
37	436	493	77	138	151
38	421	476	78	136	148
39	406	460	79	133	145
40	393	444	80	131	142
41	379	429	81	129	139
42	367	415	82	127	137
43	355	401	83	125	134
44	343	387	84	123	132
45	332	374	85	122	130
46	321	362	86	120	128
47	311	350	87	119	126
48	301	338	88	117	124
49	291	327	89	116	122
50	282	317	90	115	120
51	273	307	91	114	119
52	264	297	92	113	117
53	256	288	93	112	115
54	248	279	94	111	113
55	241	270	95	110	112
56	233	262	96	109	110
57	227	255	97	107	108
58	220	247	98	105	106
59	214	240	99	102	102
			100+	101	101

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If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value.  The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the CVAT is different than the corridor under the GPT.  Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

Choosing a Life Insurance Benefit Option

You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay.  Your Policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

Option 1 could be considered more suitable for you if your goal is to increase cash value through positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

Changing the Life Insurance Benefit Option

After the first Policy year, you may change the life insurance benefit option for an insured's coverage (subject to the rules below).  We will notify you of the new face amount.

•	You may not change between Options 2 and 3.

•	You must send your written request in good order to our home office.

•	We may require proof of insurability.

•	The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

•	You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

•	If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

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•	If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

•	If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

•	You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

How Life Insurance Benefits May Vary in Amount

As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

Changing the Face Amount

Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

Decreasing the Face Amount

After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences.  You should consult a tax advisor before decreasing your Policy's face amount.

Conditions for decreasing the face amount:

•	You must send your written request in good order to our home office.

•	You may not decrease your face amount lower than $1,000.

•	You may not decrease your face amount if it would disqualify your Policy as life insurance under the Code.

•	A decrease in face amount will take effect on the monthly deduction day on or immediately following our receipt of your written request.

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Increasing the Face Amount

After the Policy has been in force for one year, you may increase the face amount.  An increase in the face amount will affect your cost of insurance charge and target premium.  A change in face amount may have adverse federal tax consequences.  You should consult a tax advisor before increasing your Policy's face amount.

Conditions for increasing the face amount:

•	You must submit a written application in good order to our home office.

•	You must submit additional evidence of insurability as requested.

•	We reserve the right to decline any increase request.

•	You do not need to increase your premium, but there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

•	An increase in face amount will take effect on the monthly deduction day on or after we approve your written request.

•	The two year period in the incontestability and suicide exclusion provision will each start on the date such increase takes effect.

•	IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

Duration of the Policy

The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

Payment Options

We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option described in your Policy and in the SAI.

SURRENDERS AND PARTIAL WITHDRAWALS

Surrenders

You must make a written request containing an original signature to surrender your Policy.  All surrender requests must be submitted in good order to avoid a delay in processing your request.  A surrender is effective as of the date when we receive your written request at our home office.  The net cash value will be calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request.  Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences.  You should consult a tax advisor before requesting a surrender.

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Possible Additional Amount Payable On Surrender

We will not pay you an amount in addition to the net cash value (the "additional amount") on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner.

We will pay you an additional amount on surrender if:

•	all Policies in the "case" (i.e., all Policies originally issued to a single owner on a common date) have been surrendered; and
•
ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits).

This allows the policy owner to spread the impact of first year percent of premium load and cost of insurance charges over a period of years and over any subsequent premium payments.

The "additional amount" is calculated as follows:

•	"fully surrendered net cash value" multiplied by
•	% based on the Policy year (see Percentage Table) multiplied by
•	a "factor."

"Fully-surrendered net cash value" is calculated as follows:

•	the total net cash value of the Policies in the case in force on the surrender date of the final Policy, plus;
•	the total net cash value paid for any Policies in the case surrendered prior to the surrender date; minus;
•	the total net cash value for any Policies in the case that terminate or have terminated as part of a transaction to which Section 1035 of the Code is intended to apply.

Percentage Table
For Policies issued on 05-01-2010 and later:
Policy Percentage of net cash value Year
1 13.20%
2 13.13% reducing by .070% per Policy month
3 12.31% reducing by .055% per Policy month
4 11.64% reducing by .065% per Policy month
5 10.75% reducing by .170% per Policy month
6 8.75% reducing by .130% per Policy month
7 7.21% reducing by .110% per Policy month
8 5.91% reducing by .090% per Policy month
9 4.84% reducing by .085% per Policy month
10 3.82% reducing by .085% per Policy month
11 2.80% reducing by .080% per Policy month
12 1.84% reducing by .085% per Policy month
13+ 0%

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Different percentages of net cash value apply to Policies issued before May 1, 2010, please see attached appendix.

The "factor" is between 0.00 and 1.00, inclusive.  The "factor" is calculated as follows:  (A/B), with A and B defined as follows: (A) target premium and (B) total first year premium.  A different "factor" calculation applies to Policies issued before May 1, 2010, please see attached appendix.

Examples.

Examples of "factor" calculation. Below is a table of calculation examples for the factor used in the calculation of the additional amount.  These are for illustration purposes only.  Please note that the total first year premium may be greater or less than the target premium.

	Target Premium (A)	÷	Total First Year Premium (B)	=	Factor
Example 1	$100.00		$100.00		1.00
Example 2	$75.00		$100.00		0.75
Example 3	$50.00		$100.00		0.50
Example 4	$25.00		$100.00		0.25
Example 5	$10.00		$100.00		0.10

Example 1 of "additional amount" calculation. For this example, assume the values of Example 3 from the "factor" calculation table above and a Policy with a fully surrendered net cash value of $110.00.  In Policy year 2, month 1, the Policy owner surrendered all Policies, which were issued after May 1, 2010.  The additional amount at surrender is $7.22, which is the product of $110.00 x 13.13% x 0.50

Example 2 of "additional amount" calculation. For this example, assume the values of Example 5 from the "factor" calculation table above and a Policy with a fully surrendered net cash value of $200.00.  In Policy year 4, month 1, the Policy owner surrendered all Policies, which were issued after May 1, 2010.  The additional amount at surrender is $2.33, which is the product of $200.00 x 11.64% x 0.10.

Partial Withdrawals

After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

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Conditions for partial withdrawals:

•
You must send your written partial withdrawal request with an original signature to our home office.  All partial withdrawal requests must be submitted in good order to avoid a delay in processing your request.

•
The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining in each subaccount or the fixed account from which the partial withdrawal is made.

•	There is no limit to the number of partial withdrawals per Policy year.

•
The partial withdrawal will be deducted from each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

•	You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

•	We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our home office.

•
We reserve the right to deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance.  We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

•	The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.

•	You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Code.

•	A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations."

If you have selected life insurance benefit Option 1, we will reduce the face amount by the amount of the partial withdrawal.  If you have selected life insurance benefit Option 2, the face amount will not be changed by the amount of the partial withdrawal.  If you have selected life insurance benefit Option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced.  In no event will the face amount be reduced below $1,000.00.

LOANS

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan.  We may permit a loan before the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.  See "Federal Income Tax Considerations."

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Conditions for Policy loans:

•	We may require you to borrow at least $500.

•	The maximum amount you may borrow is 90% of the net cash value.

•	Outstanding loans have priority over the claims of any assignee or other person.

•	The loan may be repaid totally or in part.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account.  The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request in good order at our home office. We may postpone payment of loans under certain conditions.

You may also fax your loan request to us at 800-379-5496. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days of receipt of confirmation of fax transmittal and send proof of your fax transmittal to our home office.

At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

Interest Rate Charged

We currently charge an annual interest rate on Policy loans of 2.75% in Policy years 1-30 and 2.10% in Policy years 31+; (the annual interest rate we charge is guaranteed not to exceed 4.00%).  Interest is payable in arrears on each Policy anniversary.  Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.  If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

•	The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

•	We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

•	We will give notice of any change in the annual interest rate within 30 days of the change.
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Loan Account Interest Rate Credited

We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

Maximum Loan Account Interest Rate

The maximum interest rate we will charge for a Policy loan is 4.00% annually.  After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

Indebtedness

Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans.  If indebtedness exceeds the cash value, we will notify you and any assignee of record.  If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value.  The Policy may be reinstated.

Repayment of Indebtedness

You may repay indebtedness at any time.  Payments must be sent to our home office and will be credited as of the date received in good order.  We will treat payments made while there is indebtedness as loan repayments unless you indicate that the payment is a premium payment. Note that premium payments result in additional charges to you, but loan repayments do not.  If not repaid, we will deduct indebtedness from any amount payable under the Policy.  As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated.  We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

Effect of Policy Loans

A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest, net of any loan repayments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse.  Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly

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deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.  The lapse of a Policy with loans outstanding may have tax consequences.

If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62‑day period is called the late period.  If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

If we receive a sufficient payment in good order during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation.  If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

Reinstatement

At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

• submit a written application in good order for reinstatement to our home office;

• provide evidence of insurability that is satisfactory to us;

•	make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

•	either reinstate or repay any unpaid loan.

We reserve the right to decline any reinstatement request.  The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

• the end of the late period (if we have not received the specified minimum payment);

•	the date the insured dies; or

• the date the Policy is surrendered.

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FEDERAL INCOME TAX CONSIDERATIONS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  Counsel or other qualified tax advisors should be consulted for more complete information.  This discussion is based upon our understanding of the present federal income tax laws.  No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.  To satisfy these requirements, it also is necessary that the insurable interest laws of the jurisdiction applicable to a policy be complied with.

Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis.  It is also uncertain in some cases whether life insurance benefits under Policies that continue after the insured attains age 100 will be excludible from the beneficiary's gross income and whether Policy cash value will be deemed to be distributed to you when the insured attains age 100.  Such a deemed distribution may be taxable.  If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

Owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the separate account assets.  We reserve the right to modify the Policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the underlying fund portfolios, will satisfy these diversification requirements.

The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the life insurance benefit being taxable.  In addition, if the life insurance benefit is not received in a lump sum and is, instead, applied under a settlement option providing periodic income to the beneficiary, generally payments will be prorated between amounts attributable to the life insurance benefit, which will be excludable from the beneficiary's income, and amounts attributable to interest (accruing after the insured's death), which will be includible in the beneficiary's income.  Federal, state and local transfer, estate and other tax consequences of ownership or receipt of

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Policy proceeds depend on your circumstances and the beneficiary's circumstances. A qualified tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts.  In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test."  A Policy will fail the 7-pay test if, at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the net level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual premiums.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount.  If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy.  A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium.  Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits.  A current or prospective Policy owner should consult with a qualified tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you will be notified immediately. We will also notify you if any proposed Policy transaction, such as a partial withdrawal, would cause your Policy to become a MEC. At the time of any such notification, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium, or decline to process the proposed transaction, that would cause the Policy to become a MEC.

Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by (e.g., by assignment or a pledge) such a Policy are treated as distributions and taxed accordingly. If the entire cash value is assigned or pledged, subsequent increases in the cash value are also treated as withdrawals for as long as the assignment or pledge remains in place. The owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an owner should consult a qualified tax advisor.

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•	A 10% additional federal income tax is imposed on the amount includable in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary. These exceptions are available only if the owner is an individual.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax, including if Policy benefits are reduced during the first 15 Policy years due to such distributions.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness.  However, the tax consequences associated with loans where the spread between the interest rate credited to the loaned amount and the interest rate charged on the loan is very small are less clear, and a qualified tax advisor should be consulted about such loans.

Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Multiple Policies.  All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Continuation Beyond Age 100.  If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain.  You should consult a qualified tax advisor as to these consequences.

Section 1035 Exchanges, Material Changes, and Sales.  Generally, no gain is taxed when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event).  Paying additional premiums under the new policy may cause it to be treated as a MEC.  Further a new policy that is issued in exchange for a MEC is also treated as a MEC.  If you exchange your Policy, the new policy may also lose any "grandfathering" privileges, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued.  In addition, an exchange of your Policy could cause certain federal income tax rules to re-apply to the Policy as of the time of the exchange.  Certain other changes to the Policy, including a change in ownership, an increase in coverage or other "material" change, could have tax consequences similar to an actual exchange. Whether a change is considered "material" is determined in light of all relevant facts and circumstances.  In addition, special tax consequences may apply if you sell your Policy.  Accordingly, you should consult with a qualified tax advisor if you are considering exchanging your Policy, making any changes to your Policy, or selling your Policy.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.  If you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the distribution. You also may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholding, if any, are not adequate.

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Net Investment Income Tax.  An additional federal income tax applies at the rate of 3.8% to the "net investment income" of certain individuals, estates, and trusts. In the case of an individual, this tax applies to the lesser of (a) the taxpayer's net investment income or (b) the excess of the taxpayer's modified adjusted gross income ("MAGI") over a specified income threshold. The income thresholds are $250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for all others. MAGI is the taxpayer's adjusted gross income (as generally defined) increased by the net amount excluded from income as foreign earned income. This tax will apply, in the case of the Policy, only to the taxable portion of (i) any proceeds distributed from it as annuity payments pursuant to a settlement option or (ii) the proceeds of any sale of the Policy.  Accordingly, you should consult with a qualified tax advisor if you are considering taking Policy proceeds in the form of annuity payments or selling your Policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies (including any taxable life insurance benefit proceeds) at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.  Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to a life insurance Policy purchase.

FATCA Withholding.  If the payee of a distribution (including the life insurance benefit) from the Policy is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Internal Revenue Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Policy or the distribution.  The rules relating to FATCA are complex, and a qualified tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.  If you sell the Policy to a third party, the taxable gain (if any) will be measured in part by your adjusted basis in the Policy, and IRS guidance may require you to reduce your adjusted basis by any cost of insurance charges previously imposed under the Policy, potentially increasing the amount of any taxable gain on the sale.

Policy Loans when a Policy is Surrendered, Exchanged, or Lapses. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution.  This is also true if the amount of indebtedness on a Policy is reduced or cancelled in connection with a section 1035 exchange.  If a loan is taken out from a Policy that is a MEC, then the amount of the loan will be treated as a distribution and will be taxed accordingly, and the taxable amount of the loan will increase your investment in the Policy.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a qualified tax advisor as to the tax consequences.

Experience Credits Rider.  There is some uncertainty regarding the tax consequences of the optional experience credits rider.  In particular, it is possible that the Policy owner could recognize taxable income with respect to interest credited to the claims stabilization reserve.  You should consult a qualified tax advisor as to the treatment of such reserve.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the

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particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor as to tax attributes of the arrangement.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a qualified tax advisor.

Employer-Owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a life insurance benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract that is owned by an employer that insures an employee of the employer and under which the employer is a direct or indirect beneficiary.  It is the employer's responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j), and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts.  The requirements of section 101(j) generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A qualified tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person (an "entity"), Code section 264(f) could limit some (or all) of such entity's interest deduction, even where such entity's indebtedness is in no way connected to the Policy.  In addition, under Code section 264(f)(5), if an unincorporated business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by that business for purposes of the Code section 264(f) rules.  An exception to the interest disallowance rule of Code section 264(f) is available for a Policy owned by an entity engaged in a trade or business, if the Policy covers only one individual and that individual is, at the time first covered by the Policy, (1) a 20-percent owner of the entity or (2) an officer, director, or employee of the trade or business.  For this purpose, the IRS generally has interpreted "time first covered" as meaning the date a contract is issued, including the date of any exchange of the contract for a new contract.  (Different but comparable rules apply where the owner or holder of a Policy is an insurance company within the meaning of the tax law.)  In light of these rules, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split dollar arrangements.  Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy owner is subject to that tax.

Estate, Gift and Generation Skipping Transfer Taxes.  The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the insured dies, the death proceeds will generally be includable in the owner's estate for purposes of federal estate tax if the insured owned the Policy.  If the owner was not the insured, the fair market value of the Policy would be included in the owner's estate upon the owner's death.  The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a life insurance benefit is paid to, an individual two or more generations younger than the owner.  Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

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A qualified tax advisor should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.  The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation, regulation or otherwise. You should consult a qualified tax advisor with respect to legal developments and their effect on the Policy.

Possible Charges for Transamerica Life's Taxes.  At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies.  We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur.  To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION

Payments We Make

We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death in good order at our home office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policy owners; or

•	an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

In addition, if, pursuant to SEC rules, any money market fund portfolio suspends payment of redemption proceeds (in connection with a liquidation of that underlying fund portfolio or due to portfolio liquidity levels) then we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding subaccount until the portfolio pays redemption proceeds.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policy owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators.  We also may be required to provide information about the policy owner or the insured and the Policy to government agencies and departments.

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Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to collateral assignment split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a collateral assignment split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements.  The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies.  Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFIT RIDERS

The following supplemental benefit riders are available and may be added to a Policy. Any monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide benefits that do not vary with the investment experience of the separate account. The riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences, and you should consult a tax advisor before doing so.

We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

Term Insurance Rider

Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

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Features of term insurance rider:	•	The term face amount is the amount requested by the Owner in writing.
	•	This term face amount may be increased or decreased if requested in writing. Any increase is subject to evidence of insurability.
	•	The term insurance rider may be purchased at the time of application or after the Policy is issued before an insured is 80.
	•	The term insurance rider increases the Policy's life insurance benefit.
▶ Under life insurance benefit 1, the term insurance amount equals the term face amount plus the Policy face amount minus the Policy life insurance benefit minus the sum of Policy partial withdrawals.
▶ Under life insurance benefit 2, the term insurance amount equals the term face amount plus the Policy face amount plus the Policy cash value minus the Policy life insurance benefit.
▶
Under life insurance benefit 3, the term insurance amount equals the term face amount plus the Policy face amount plus the sum of Policy premiums paid minus the sum of Policy partial withdrawals minus the Policy life insurance benefit.

	•	The term insurance amount may not be less than zero nor more than the term face amount.
•
The term insurance rider expires at age 100.  The term insurance rider may terminate sooner if the Policy to which it is attached terminates without value, lapses for failure to pay a premium, or terminates due to death of the insured.

	•	You may reduce or cancel coverage under the term insurance rider separately from reducing the face amount of the Policy.
	•	The face amount of the Policy may be decreased, subject to certain minimums, without reducing the coverage under the term insurance rider.
	•	There is an additional charge for this term insurance rider.

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Experience Credits Rider

Policies with the same owner and satisfying our underwriting guidelines will be eligible for experience credits if elected.  The experience credit rider establishes a claims stabilization reserve which is a fund out of which life insurance benefits are paid.  The experience credits rider provides the owner the unused balance in the claims stabilization reserve.  Payment of experience credits may increase or decrease Policy costs over time.  Where there is worse claims experience for the group of cases than anticipated, Policy costs will be higher.  Where there is better claims experience for the group of cases than anticipated, Policy costs will be lower.  An owner may elect the experience credits rider if the owner believes the group of cases will have better claims experience over time than anticipated by us.

Features of experience credits rider:
•	The experience credits rider must be selected at the time of application and may not be added to a Policy after issue.
•	We increase by 20% the cost of insurance charge applied to each Policy. On the effective date and on each monthly deduction day we fund the claims stabilization reserve with the Policy's cost of insurance charge.
•	The claims stabilization reserve supports the payment of any experience credits.
•	On the effective date and on each monthly deduction day, we deduct a charge from the claims stabilization reserve in an amount equal to:
A * (B/C), where
A = expected net life insurance benefit claims for a case (equivalent to the cost of insurance charge in absence of the experience credits rider);
B = actual life insurance benefit claims for the group of cases; and
C = anticipated life insurance benefit claims for the group of cases.
•
Unused balances in the claims stabilization reserve will be transferred to the Policy as experience credits annually on the Policy anniversary.  The amount of any experience credit will be allocated pro rata to the subaccounts to which the owner currently has allocated its cash value.

•
Unused balances in the claims stabilization reserve will be paid to the owner in the case of a full surrender.  Unused balances in the claims stabilization reserve will not be paid on partial withdrawals.

•
The claims stabilization reserve is held in our general account and credited interest at an annual rate declared by us, not less than 2.00%.  The interest becomes part of the claims stabilization reserve.

•	All Policies in a case share a claims stabilization reserve. Additional Policies may be added to a case at any time.
•	Overall Policy costs may be less over time if experience credits are paid due to better claims experience for the group of cases than anticipated.

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Experience Credits Rider example
Below is an example of how the experience for the group of cases affects a case with the experience credits rider.  This is for illustration purposes only and may not be relied upon to show actual performance.  In this example contributions to the claims stabilization reserve by the end of Month 3 are $60.  Were the year to end at the Month 3 the amount of refund based on the unused portion of the claims stabilization reserve would equal to $60 plus any interest credited.

Without Experience Credit Rider	Month 1	Month 2	Month 3
Standard cost of insurance charge deducted from cash value:	$100	$100	$100
With Experience Credit Rider
Cost of insurance charge deducted from cash value and deposited into claim stabilization	$120	$120	$120
reserve, at 120% of standard cost
of insurance:
Actual-to-anticipated life insurance benefit claims experience ratio for the group of cases:	100%	98%	102%
Deduction from claim stabilization reserve to pay Transamerica Life the cost of insurance charge, equal to experience for the group of cases ratio times expected case life insurance benefit claims:	$100 (= 100% x $100)	$98 (= 98% x $100)	$102 (=102% x $100)

Net contribution to claim stabilization reserve available to pay experience credits, equal to cost of insurance charge minus deduction from claim stabilization reserve:	$20	$22	$18
	(= $120 - $100)	(= $120 - $98)	(= $120 - $102)

Death Benefit Enhancement Riders

Under the death benefit enhancement riders, increased limitation percentages are provided for certain ages. The death benefit enhancement riders are available only if you have chosen the cash value accumulation test to qualify your Policy as life insurance under the Code.

Features of death benefit enhancement riders:	•	The limitation percentages on death benefit enhancement rider 1 are higher than those for the base Policy at ages 76-87. The limitation percentages on life insurance benefit enhancement rider 2 are higher than those for the base Policy at ages 73-87 for males and 74-87 for females. See Limitation Percentages Tables below.

•	Cost of insurance charges (due to higher net amount at risk)

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                            and life insurance benefits may be higher at the age ranges mentioned above if the rider is in force.

•	The death benefit enhancement riders may be elected at the time of issue. There are no issue age or underwriting class restrictions associated with the death benefit enhancement riders.

•	The death benefit enhancement riders may be deleted at any time after issue at the owner's request. The request will take effect the following Policy month.

•	Only one death benefit enhancement rider may be added to a Policy.

Death Benefit Enhancement Rider 1

Limitation Percentages Table – Cash Value Accumulation Test
Insured's Age on Policy Anniversary			Insured's Age on Policy Anniversary
	Limitation			Limitation
	Percentage			Percentage
	Male	Female		Male	Female

20	773	901	60	208	234
21	748	870	61	202	227
22	724	839	62	196	221
23	701	810	63	191	215
24	678	782	64	186	209
25	656	754	65	182	203
26	634	728	66	177	198
27	613	702	67	173	193
28	593	678	68	169	188
29	574	654	69	165	183
30	555	631	70	161	179
31	536	609	71	157	174
32	518	588	72	154	170
33	500	568	73	150	166
34	483	548	74	147	162
35	467	529	75	144	158
36	451	511	76	144	156
37	436	493	77	144	156
38	421	476	78	144	156
39	406	460	79	144	156
40	393	444	80	144	156
41	379	429	81	142	153

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42	367	415	82	140	151
43	355	401	83	136	146
44	343	387	84	132	141
45	332	374	85	128	136
46	321	362	86	124	132
47	311	350	87	120	128
48	301	338	88	117	124
49	291	327	89	116	122
50	282	317	90	115	120
51	273	307	91	114	119
52	264	297	92	113	117
53	256	288	93	112	115
54	248	279	94	111	113
55	241	270	95	110	112
56	233	262	96	109	110
57	227	255	97	107	108
58	220	247	98	105	106
59	214	240	99	102	102
			100+	101	101

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Death Benefit Enhancement Rider 2

Limitation Percentages Table – Cash Value Accumulation Test
Insured's age on Policy Anniversary			Insured's age on Policy Anniversary
	Limitation			Limitation
	Percentage			Percentage
	Male	Female		Male	Female

20	773	901	60	208	234
21	748	870	61	202	227
22	724	839	62	196	221
23	701	810	63	191	215
24	678	782	64	186	209
25	656	754	65	182	203
26	634	728	66	177	198
27	613	702	67	173	193
28	593	678	68	169	188
29	574	654	69	165	183
30	555	631	70	161	179
31	536	609	71	157	174
32	518	588	72	154	170
33	500	568	73	151	166
34	483	548	74	151	163
35	467	529	75	151	163
36	451	511	76	151	163
37	436	493	77	151	163
38	421	476	78	151	163
39	406	460	79	151	163
40	393	444	80	151	163
41	379	429	81	148	160
42	367	415	82	146	158
43	355	401	83	141	152
44	343	387	84	136	146
45	332	374	85	131	140
46	321	362	86	126	134
47	311	350	87	121	129
48	301	338	88	117	124
49	291	327	89	116	122
50	282	317	90	115	120
51	273	307	91	114	119
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52	264	297	92	113	117
53	256	288	93	112	115
54	248	279	94	111	113
55	241	270	95	110	112
56	233	262	96	109	110
57	227	255	97	107	108
58	220	247	98	105	106
59	214	240	99	102	102
			100+	101	101

ADDITIONAL INFORMATION

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you update your contact and other information on file with us, if and as it changes, including the full names, complete addresses, and any other contact or identifying information for owners, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sale of the Policies

Distribution and Principal Underwriting Agreement.  We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies.  We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.)  Transamerica Life, our parent company or affiliate provides paid-in capital to TCI and pays the cost of TCI's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay commissions through TCI to the selling firms for their sales of the Policies.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:

•	20% of all premiums paid up to target premium in the first Policy year; plus
•	2.6% of all premiums paid in excess of target premium in first Policy year; plus
•	10% of all premiums paid up to target premium in Policy years 2 through 4; plus
•	2.6 % of all premiums paid in excess of target premium in Policy years 2 through 4; plus
•	3.2% of all premiums paid up to target premium in Policy years 5 through 7; plus
•	2.6 % of all premiums paid in excess of target premium in Policy years 5 through 7; plus
•	2.4% of all premiums paid in Policy years 8+.

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For Policies that are in force at the end of the Policy year, we pay an additional trail commission of: 0.10% on the cash value in Policy years 2 through 20; 0.05% in Policy years 21-30; and 0% in all subsequent Policy years.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits.  Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.  Also inquire about any compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Flat fees may also be paid by us to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

Additional Compensation Paid to Selected Selling Firms.  In exchange for providing us with access to their distribution network, certain selling firms may receive from us additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, market intelligence, product design and development, policy owner servicing, distributor and agent support and service, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements.  These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.

No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you.  You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities.  Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your Policy that result from cyber-attacks or information security

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breaches in the future.

State Variations

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations.  These differences include, among other things, free-look rights, issue age limitations, and the general availability of riders.  Please note that this prospectus describes the material rights and obligations of the policy owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of the prospectus.  See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy.  Contact your registered representative or our home office for specific information that is applicable to your state.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business.  Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate.  In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had or will have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

Financial Statements

The financial statements of Transamerica Life and the separate account are included in the SAI.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary
The Policy – General Provisions
Entire Contract
Information in the Application for this Policy
Ownership Rights
Changing the Owner
Choosing the Beneficiary
Changing the Beneficiary
Assigning the Policy
Exchanging the Policy
Selecting the Tax Test
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Sex
Modifying the Policy
Additional Information
Settlement Options
Additional Information about Transamerica Life and the Separate Account
Changes to the Separate Account
Potential Conflicts of Interest
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Claims of Creditors
Records
Additional Information
Independent Registered Public Accounting Firm
Financial Statements
Underwriting
Underwriting Standards
Performance Data
Performance Data in Advertising Sales Literature
Transamerica Life's Published Ratings
Index to Financial Statements
Transamerica Corporate Separate Account Sixteen
Transamerica Life Insurance Company

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GLOSSARY

account(s) – The options to which you can allocate your money.  The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit – These are the accounting units used to calculate the values under this Policy.

age – The issue age of the insured, plus the number of completed Policy years since the effective date.

beneficiary – The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

case – all Policies originally issued to a single owner on a common date.

cash value –After the free-look period, the cash value is the value of the Policy's accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.

Code – The Internal Revenue Code of 1986, as amended.

effective date – The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined.  This date is shown on the Policy specifications page.

face amount – The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account – An option to which you may allocate net premiums and cash value.  The fixed account is part of our general account.  We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period – The 10-day (or longer, if required by state law) period during which you may return the Policy to us and receive a refund.

general account – The assets of the company other than those allocated to the separate account or any other separate account established by the company.

group of cases – all inforce cases issued by us which are similarly underwritten.

guideline premium – The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office – Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-6115.  Our toll-free phone number is 1‑888-804-8461. Our fax number is 1-800-379-5496.  Our hours are Monday ‑ Friday from 8:00 a.m. – 4:30 p.m. Central Standard Time.

indebtedness – The loan amount plus any accrued loan interest.

insured – The person upon whose life the Policy is issued.

issue age – The age of the insured on the effective date.  This age is shown on the Policy specifications page.

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lapse – Termination of the Policy at the expiration of the late period while the insured is still living.

late period – The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit – The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option – One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds – The total amount payable to the beneficiary if the insured dies while the Policy is in force.  The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account – A portion of the company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan account value – The cash value in the loan account.

loan amount – The loan amount on the last Policy anniversary plus any new loans minus any loan repayments.  On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value – After the first Policy year, the loan value on any given date is equal to 90% of the net cash value on that date.

monthly deduction – Includes monthly contract charge, monthly cost of insurance (including any temporary flat extra rating shown on the Policy specifications page), a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and a monthly deferred sales load (only in Policy years 2-7).

monthly deduction day – The same date in each succeeding month as the effective date.  Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value – The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium – The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.

1940 Act – The Investment Company Act of 1940, as amended.

NYSE – New York Stock Exchange.

owner – The person who owns the Policy and who may exercise all rights under the Policy while living.

partial withdrawal – An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

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percent of premium load – The percent shown on the Policy specifications page that is deducted from each premium paid.

planned premium – The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy.  Payment of all planned premiums, in full and on schedule, does not mean that the Policy will not lapse, terminate without value.  Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary – The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month – A one-month period beginning on the monthly deduction day.

Policy year – A twelve-month period beginning on the effective date or on a Policy anniversary.

policy owner (owner, you, your) – The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio (s) – A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC – U.S. Securities and Exchange Commission.

separate account – Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options – The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount – A sub-division of the separate account.  Each subaccount invests exclusively in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value – The cash value in a subaccount.

target premium – Amount of premium used to determine the percent of premium loads.

transfer – A transfer of amounts between subaccounts of the separate account or the fixed account.

transfer charge – The company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.

valuation day – Each day on which the New York Stock Exchange is open for regular trading.

valuation period – The period from the close of the immediately preceding valuation day (usually 4:00 p.m. Eastern time) to the close of the current valuation day.

we, us, company, our – Transamerica Life Insurance Company ("Transamerica Life").

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written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

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Appendix

See Possible Additional Amount Payable On Surrender section.

Percentage of net cash value for Policies issues before May 1, 2010.

Percentage Table

For Policies issued on 01-01-2010 and later:

Policy Year     Percentage of net cash value
1                    13.20%
2              12.36% reducing by .070% per Policy month
3              11.70% reducing by .055% per Policy month
4              10.92% reducing by .065% per Policy month
5              8.88% reducing by .170% per Policy month
6              7.32% reducing by .130% per Policy month
7              6.00% reducing by .110% per Policy month
8              4.92% reducing by .090% per Policy month
9              3.90% reducing by .085% per Policy month
10            2.88% reducing by .085% per Policy month
11            1.92% reducing by .080% per Policy month
12            0.90% reducing by .085% per Policy month
13+                 0%

For Policies issued between 9-18-2009 and
01-01-2010:

Policy Year     Percentage of net cash value
1                       14.90%
2                 14.66% reducing by .240% per Policy month
3                 11.87% reducing by .150% per Policy month
4                 10.09% reducing by .130% per Policy month
5                 8.405% reducing by .255% per Policy month
6                 5.395% reducing by .205% per Policy month
7                 2.96% reducing by .180% per  Policy month
8+                      0%

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For Policies issued between 1-1-2009 and
9-18-2009:

Policy Year    Percentage of net cash value
1                    12%
2              11.87% reducing by .13% per Policy month
3              10.28% reducing by .16% per Policy month
4              8.36% reducing by .16% per Policy month
5              6.38% reducing by .22% per Policy month
6              3.83% reducing by .13% per Policy month
7              2.28% reducing by .12% per Policy month
8+                   0%

For Policies in force as of 1-1-2009:

Policy Year    Percentage of net cash value
1                              12%
2                      11.87% reducing by .13% per Policy month
3                      10.28% reducing by .16% per Policy month
4                      8.36% reducing by .16% per Policy month
5                     6.47% reducing by .13% per Policy month
6                    4.87% reducing by .17% per Policy month
7                    2.84% reducing by .16% per Policy month
8+                           0%

Factor calculation for Policies issued before May 1, 2010:

The "factor" is between 0.00 and 1.00, inclusive.  The "factor" is calculated as follows:  (A/B) + (C x D) with A, B, C, and D defined as follows: (A) target premium, (B) total first year premium, (C) thirty percent, (D) the ratio of term insurance rider coverage at issue to total death benefit at issue.

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Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide to you, without charge and upon request, certain personalized hypothetical illustrations showing the life insurance benefit, net cash value, and cash value.  These hypothetical illustrations may help you understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy.  They will help you compare this Policy to other life insurance policies.  These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.  The illustrations also will reflect the arithmetic average portfolio expenses for 2016 .  You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.  The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.  The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

Transamerica Life Insurance Company
4333 Edgewood Road NE
Mail Stop 2390
Cedar Rapids, Iowa 52499
Telephone: 1-888-804-8461
Facsimile: 1-800-379-5496
(Monday ‑ Friday from 8:00 a.m. – 4:30 p.m. Central time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  The Registrant's file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999.  You also can obtain an investor brochure from Financial Industry Regulatory Authority, Inc. ("FINRA") describing its Public Disclosure Program.

SEC File No. 333-109579/ 811-21440

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PART B

STATEMENT OF ADDITIONAL INFORMATION

              May 1, 2017
ADVANTAGE X
issued through
Transamerica Corporate Separate Account Sixteen
by
Transamerica Life Insurance Company
Home Office:
4333 Edgewood Rd NE
Mailstop 2390
Cedar Rapids, IA  52499
1-888-804-8461  ●  1-319-355-6115

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company ("Transamerica Life"), an Aegon company.  You may obtain a copy of the prospectus dated May 1, 2017 , by calling 1-888-804-8461 or 1-319-355-6115 (Monday – Friday from 8:00 a.m. – 4:30 p.m. CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499.  The prospectus sets forth information that a prospective investor should know before investing in a policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Policy and
Transamerica Corporate Separate Account Sixteen.

TABLE OF CONTENTS

Glossary………………………………………………………………………………………………………………	3
The Policy – General Provisions……………………………………………………………………………………..	6
Entire Contract…………………………………………………………………………………………………...	6
Information in the Application for this Policy…………………………………………………………………...	6
Ownership Rights………………………………………………………..………………………………………	6
Changing the Owner…………………………………………………………………………………………..	6
Choosing the Beneficiary…………………………………………………………………………………….	6
Changing the Beneficiary……………………………………………………………………………………..	7
Assigning the Policy…………………………………………………………………………………………..	7
Exchanging the Policy………………………………………………………………………………………..	7
Selecting the Tax Test……………………………………………………………………………………………	8
Our Right to Contest the Policy………………………………………………………………………………….	8
Suicide Exclusion…………………………………………………………………………………………………	8
Misstatement of Age or Sex………………………………………………………………………………………	9
Modifying the Policy……………………………………………………………………………………………..	9
Additional Information…………………………………………………………………………………………….….	9
Settlement Options…………………………………………………………………………………………….……	9
Additional Information about Transamerica Life and the Separate Account………………………………….….	10
Changes to the Separate Account……………………………………………………………………………….….	11
Potential Conflicts of Interest………………………………………………………………………………………	11
Legal Matters……………………………………………………………………………………………………....	12
Variations in Policy Provisions…………………………………………………………………………………….	12
Personalized Illustrations of Policy Benefits………………………………………………………………………	12
Sale of the Policies…………………………………………………………………………………………………	12
Reports to Owners………………………………………………………………………………………………….	13
Claims of Creditors………………………………………………………………………………………………...	13
Records………………………………………………………………………………………………………….…..	13
Additional Information……………………………………………………………………………………………..	13
Independent Registered Public Accounting Firm……………………………………………………………….….	13
Financial Statements…………………………………………………………………………………………….…	13
Underwriting……………………………………………………………………………………………………….….	14
Underwriting Standards……………………………………………………………………………………………	14
Performance Data……………………………………………………………………………………………………..	14
Performance Data in Advertising Sales Literature….……………………………………………………………	14
Transamerica Life's Published Ratings……………………………………………………………………………..	15
Index to Financial Statements…………………………………………………………………………………………	16
Transamerica Corporate Separate Account Sixteen…………………………………………………………………..	16
Transamerica Life Insurance Company………………………………………………………………….…………….	16

GLOSSARY

account(s) - The options to which you can allocate your money.  The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit - These are the accounting units used to calculate the values under this Policy.

age - The issue age of the insured, plus the number of completed Policy years since the effective date.

beneficiary - The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

cash value - After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.

Code - The Internal Revenue Code of 1986, as amended.

effective date - The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined.  This date is shown on the Policy specifications page.

face amount - The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account - An option to which you may allocate net premiums and cash value.  The fixed account is part of our general account.  We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

general account - The assets of the company other than those allocated to the separate account or any other separate account established by the company.

guideline premium - The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office – Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-6115.  Our toll-free phone number is 1‑888-804-8461. Our fax number is 1-800-379-5496. Our hours are Monday ‑ Friday from 8:00 a.m. – 4:30  p.m. Central Standard Time.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person upon whose life the Policy is issued.

issue age - The age of the insured on the effective date.  This age is shown on the Policy specifications page.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit - The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option - One of three options that an owner may select for the computation of the life insurance benefit proceeds.
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life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force.  The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments.  On each Policy anniversary unpaid loan interest is added to the loan amount.

monthly deduction - Includes monthly contract charge, monthly cost of insurance (including any temporary flat extra rating shown on the Policy specifications page), a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and a monthly deferred sales load (only in Policy years 2-7).

monthly deduction day - The same date in each succeeding month as the effective date.  Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value - The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium - The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.

1940 Act - The Investment Company Act of 1940, as amended.

partial withdrawal - An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

Policy anniversary - The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month - A one-month period beginning on the monthly deduction day.

Policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

policy owner (owner, you, your) - The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio(s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A sub-division of the separate account.  Each subaccount exclusively invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value - The cash value in a subaccount.

target premium - Amount of premium used to determine the percent of premium loads.

transfer - A transfer of amounts among subaccounts of the separate account or the fixed account.
4

we, us, company, our - Transamerica Life Insurance Company ("Transamerica Life").

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.
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In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.

THE POLICY – GENERAL PROVISIONS

Entire Contract

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

Information in the Application for this Policy

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner

•	Change the owner by providing written notice in good order to us at our home office at any time while the insured is alive and the Policy is in force.

•	Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

•	Changing the owner does not automatically change the beneficiary.

•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

•	We are not liable for payments we made before we received the written notice at our home office.

Choosing the Beneficiary

•	The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

•	Any beneficiary designation is revocable unless otherwise stated in the designation.

•
If the owner designates more than one beneficiary, they can be classed as first, second and so on.  If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

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•	If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

•	If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.

Changing the Beneficiary

•	The owner changes the beneficiary by providing written notice in good order to us at our home office any time while the insured is alive and the Policy is in force.

•	Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

•	We are not liable for any payments we made before we received the written notice at our home office.

Assigning the Policy

•	The owner may assign Policy rights while the insured is alive.

•	The owner retains any ownership rights that are not assigned.

•	We must receive written notice in good order of the assignment at our home office.

•	Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

•	An assignment passes along the obligation to repay any indebtedness outstanding at the time of the assignment.

•	Claims under any assignment are subject to proof of interest and the extent of the assignment.

•	We are not:

➢	bound by any assignment unless we receive a written notice in good order of the assignment at our home office;

➢	responsible for the validity of any assignment;

➢	liable for any payment we made before we received written notice of the assignment at our home office; or

➢	bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Exchanging the Policy

•	Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.

•	In order to exchange this Policy, we will require:

➢	that this Policy be in effect on the date of the exchange;

➢	repayment of any unpaid loan;

➢	an adjustment, if any, for premiums and cash values of this and the new policy.
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•	The date of exchange will be the later of:

➢	the date you send this Policy along with a signed written request for an exchange;

➢	the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.

•	The date of the exchanged policy will be the same as the date of the original Policy.

•	The benefits of the new policy will not reflect the investment experience of the separate account.

•	The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.

•	The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.

•	All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

•	An exchange may have tax consequences.

Selecting the Tax Test

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.  We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy.  In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if the Policy has been reinstated, for two years from the date of Policy reinstatement.  Likewise, we cannot bring any legal action to contest the validity of any increase in face amount that occurs after the effective date, or any Policy reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year contestable period will be measured from the date the corresponding portion of term insurance became effective.  Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.
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If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

Misstatement of Age or Sex

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex.  If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

Modifying the Policy

Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.

ADDITIONAL INFORMATION

Settlement Options

When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

•	the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

•	the interest rate we credit on those amounts;

•	the mortality tables we use; and

•	the specific payment option(s) you choose.

If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months.  We will stop making payments once we have made all the payments for the period selected.

If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.
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Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%.  The payee will receive the greater of:

1.	The income rates in effect for us at the time the income payments are made; or

2.	The following income rates as guaranteed in the Policy.

Fixed Period (in months)	Monthly Installment per $1,000.00
60	$17.49
120	$9.18
180	$6.42
240	$5.04
300	$4.22
360	$3.68

Additional Information about Transamerica Life and the Separate Account

Transamerica Life is a stock life insurance company that is wholly‑owned indirect subsidiary of Transamerica Corporation, which, in turn, is wholly‑owned indirectly by Aegon USA, LLC ("Aegon USA"), which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services.  Transamerica Life's home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, Puerto Rico, the U.S. Virgin Islands and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.
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Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts.  Additional protection for the assets of the separate account is afforded by the Company's fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of the Company.

Changes to the Separate Account

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

•	Add new portfolios or remove existing portfolios;

•
Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

•	Close subaccounts to allocations of new premiums by existing or new policy owners at any time at our discretion;

•	Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

•	Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

•	Combine the separate account with other separate accounts and/or create new separate accounts;

•	Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	Manage the separate account under the direction of a committee at any time;

•	Make any changes required by the 1940 Act or other applicable law or regulation; and

•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts.  New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.

Potential Conflicts of Interests

The underlying portfolios may serve as investment vehicles for variable life insurance policies, variable annuity contracts and retirement plans ("mixed funding") and shares of the underlying portfolios also may be sold to separate accounts of other insurance companies ("shared funding").  While Transamerica Life currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or contracts and/or participants in various plans for which the underlying portfolios serve as investments might at some time be in conflict.  Transamerica Life and each underlying portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take.  Such action could include the sale of underlying portfolio shares by one or more of the separate accounts, which could have adverse consequences.  Such action could also
11

include a decision that separate funds should be established for variable life and variable annuity separate accounts.  In such an event, Transamerica Life would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund.  Please read the prospectuses for the underlying portfolios, which discuss the underlying portfolios' risks regarding mixed and shared funding, as applicable.

Legal Matters

Eversheds Sutherland (US) LLP provided advice on certain matters relating to the federal securities laws.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws.  These variations may include restrictions on the operation of the fixed account, and different interest rates charged and credited on Policy loans. Please refer to your Policy, as any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

To help you understand how your life insurance benefit, net cash value, and cash value would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request.  These illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.

The illustrations also will reflect the average portfolio expenses for 2016 . You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

Sale of the Policies

We currently offer the Policies to existing Owners. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Our affiliate Transamerica Capital, Inc. ("TCI") is the distributor and principal underwriter for the Policies.  TCI's home office is located at 1801 California St., Denver, CO 80202 .  TCI, like Transamerica Life, is an indirect, wholly owned subsidiary of Aegon USA.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc.  TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI.  TCI compensates these selling firms for their services.  Sales representatives are appointed as our insurance agents.

During fiscal years 2016 , 2015, and 2014 the amounts paid to TCI in connection with all Policies sold through the separate account were $92,672.81 , $233,899.83, and $252,178.09 respectively.  TCI passed through commissions it received to selling firms for their sales and did not retain any portion in return for its services as principal underwriter for the Policies.  Our parent company provides paid-in capital contributions to TCI, and pays for TCI's operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI may pay certain selling firms additional cash amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them.  We and/or TCI may make additional payments to certain selling firms based on aggregate sales or

12

persistency standards.  These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policy owners at their last known address a report showing the following information as of the end of the report period:

✓	the current cash value	✓	any activity since the last report
✓	the current net cash value	✓	the current subaccount values and loan account value
✓	the current life insurance benefit	✓	current net premium allocations
✓	the current loan amount	✓	any other information required by law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi‑annual report to shareholders for each portfolio in which you are indirectly invested.

Claims of Creditors

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

Records

We will maintain all records relating to the separate account and the fixed account.

Additional Information

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information.  Neither the prospectus nor this statement of additional information includes all the information included in the registration statement.  The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Independent Registered Public Accounting Firms

The financial statements of Transamerica Corporate Separate Account Sixteen as of December 31, 2016 and for the years disclosed in the financial statements and the statutory-basis financial statements and schedules of Transamerica Life Insurance Company as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given upon the authority of such firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP,
One North Wacker Drive
Chicago, IL 60606

Financial Statements

The separate account's financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).  The company's financial statements are also attached and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).

13

Transamerica Life's financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica Life's financial statements and schedules at December 31, 2016 , 2015 and 2014 and for each of the three years in the period ended December 31, 2016, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

UNDERWRITING

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge will vary by a number of factors, primarily, but not exclusively, the insured's gender, issue age on the effective date and rate class. We currently place insureds into the following rate classes:

•	Medical issue;

•	Simplified issue;

•	Guaranteed issue;

•	Guaranteed issue select;

•	Non-tobacco use;

•	Tobacco use

We also place insureds in various sub‑standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco.  Medical issue requires the completion of a full medical application. Guaranteed issue select may require a full medical exam and/or further information before an insured is approved for coverage.

PERFORMANCE DATA

Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of:

•	other variable life issuers in general;

•
variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

14

➢
Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks or other widely recognized indices;

➢	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

•	other types of investments, such as:

➢	certificates of deposit;

➢	savings accounts and U.S. Treasuries;

➢	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

➢
indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Transamerica Life's Published Ratings

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

15

INDEX TO FINANCIAL STATEMENTS

Transamerica Corporate Separate Account Sixteen

Report of Independent Registered Public Accounting Firm, dated April 24, 2017

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to the Financial Statements

Transamerica Life Insurance Company

Report of Independent Registered Public Accounting Firm, dated April 24 , 2017

Audited Financial Statements

Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis

Statements of Cash Flow - Statutory Basis

Notes to Financial Statements - Statutory-Basis

Statutory-Basis Financial Statement Schedules

Summary of Investments – Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

16

FINANCIAL STATEMENTS
Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Years Ended December 31, 2016 and 2015

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Financial Statements
Years Ended December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Subaccounts of Transamerica Corporate Separate Account Sixteen and
Board of Directors of
Transamerica Life Insurance Company

In our opinion, for each of the subaccounts of Transamerica Corporate Separate Account Sixteen indicated in the table below, the accompanying statements of assets and liabilities, and the related statement of operations and change in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Transamerica Corporate Separate Account Sixteen as of the date indicated in the table, and the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the management of Transamerica Life Insurance Company.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinions.

American Funds - Global Small Cap Class 2 Shares (1)	MFS® International Value Initial Class (1)
American Funds - Growth Class 2 Shares (1)	MFS® Total Return Bond Initial Class (2)
American Funds - International Class 2 Shares (1)	PIMCO All Asset Administrative Class (1)
American Funds - New World Class 2 Shares (1)	PIMCO All Asset Institutional Class (1)
Deutsche Small Cap Index Class A Shares (1)	PIMCO Foreign Bond Institutional Class (1)
DFA VA Global Bond (1)	PIMCO High Yield Institutional Class (1)
DFA VA International Small (1)	PIMCO Real Return Institutional Class (1)
DFA VA International Value (1)	PIMCO Short-Term Institutional Class (1)
DFA VA Short-Term Fixed (1)	PIMCO Total Return Institutional Class (1)
DFA VA U.S. Large Value (1)	Royce Capital Micro Cap Investment Class (1)
DFA VA U.S. Targeted Value (1)	Royce Capital Small Cap Investment Class (1)
DFA VIT Inflation-Protected Securities Institutional Class Shares (3)	T. Rowe Price Blue Chip Growth (1)
Fidelity® VIP Balanced Initial Class (1)	T. Rowe Price Equity Income Service Class (1)
Fidelity® VIP Contrafund® Initial Class (1)	T. Rowe Price International Stock (1)
Fidelity® VIP Government Money Market Initial Class (3)	T. Rowe Price Mid-Cap Growth (1)
Fidelity® VIP Growth Initial Class (1)	T. Rowe Price New America Growth (1)
Fidelity® VIP High Income Initial Class (1)	Third Avenue Value-VST (1)
Fidelity® VIP Mid Cap Initial Class (1)	VanEck VIP Global Hard Assets (1)
First Eagle Overseas Variable (1)	Vanguard® - Capital Growth (1)
Invesco V.I. American Value Series I Shares (1)	Vanguard® - Conservative Allocation (1)
Invesco V.I. Diversified Dividend Series I Shares (1)	Vanguard® - Diversified Value (1)
Invesco V.I. Global Health Care Series I Shares (1)	Vanguard® Balanced (1)
Invesco V.I. Mid Cap Core Equity Series I Shares (1)	Vanguard® Equity Income (1)
Invesco V.I. Mid Cap Growth Series I Shares (1)	Vanguard® Equity Index (1)
Invesco V.I. Small Cap Equity Series I Shares (1)	Vanguard® Growth (1)
Invesco V.I. Technology Series I Shares (1)	Vanguard® High Yield Bond (1)
Janus Aspen - Balanced Institutional Shares (1)	Vanguard® International (1)
Janus Aspen - Enterprise Institutional Shares (1)	Vanguard® Mid-Cap Index (1)
Janus Aspen - Flexible Bond Institutional Shares (1)	Vanguard® Moderate Allocation (1)
Janus Aspen - Forty Institutional Shares (1)	Vanguard® Money Market (1)
Janus Aspen - Global Research Institutional Shares (1)	Vanguard® REIT Index (1)
Janus Aspen - Janus Institutional Shares (1)	Vanguard® Short-Term Investment Grade (1)
Janus Aspen - Overseas Institutional Shares (1)	Vanguard® Small Company Growth Service Class (1)
Janus Aspen - Perkins Mid Cap Value Institutional Shares (1)	Vanguard® Total Bond Market Index (1)
MFS® International Growth Initial Class (1)	Vanguard® Total Stock Market Index (1)

(1)	Statement of assets and liabilities as of December 31, 2016, and statement of operations and change in net assets for the years ended December 31, 2016 and 2015
(2)
Statement of assets and liabilities as of December 31, 2016 and statement of operations and change in net assets for the year ended December 31, 2016 and the period May 1, 2015 (commencement of operations) through December 31, 2015

(3)	Statement of assets and liabilities as of December 31, 2016 and statement of operations and change in net assets for the period April 29, 2016 (commencement of operations) through December 31, 2016

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 24, 2017

1

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statements of Assets and Liabilities December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
American Funds - Global Small Cap Class 2 Shares	9,582.545	$236,507	$188,968	$(4)	$188,964	85,398	$2.212749	$2.212749
American Funds - Growth Class 2 Shares	21,942.476	1,486,390	1,468,390	(6)	1,468,384	572,067	2.566804	2.566804
American Funds - International Class 2 Shares	238,304.131	4,196,500	3,993,977	(6)	3,993,971	2,132,279	1.873100	1.873100
American Funds - New World Class 2 Shares	7,046.148	138,870	137,682	(2)	137,680	59,813	2.301839	2.301839
Deutsche Small Cap Index Class A Shares	60,467.450	966,013	1,014,644	1	1,014,645	350,551	2.894428	2.894428
DFA VA Global Bond	23,182.035	251,432	245,730	(1)	245,729	184,265	1.333565	1.333565
DFA VA International Small	8,123.797	86,518	92,530	(1)	92,529	65,738	1.407554	1.407554
DFA VA International Value	79,306.134	931,686	885,056	(5)	885,051	928,165	0.953549	0.953549
DFA VA Short-Term Fixed	-	-	-	-	-	-	1.089867	1.089867
DFA VA U.S. Large Value	7,660.012	126,223	183,457	1	183,458	93,927	1.953196	1.953196
DFA VA U.S. Targeted Value	38,429.249	674,761	742,837	2	742,839	333,084	2.230186	2.230186
DFA VIT Inflation-Protected Securities Institutional Class Shares	97,687.519	1,001,794	968,083	(4)	968,079	974,722	0.993185	0.993185
Fidelity® VIP Balanced Initial Class	4,248.665	63,826	71,250	6	71,256	30,023	2.373377	2.373377
Fidelity® VIP Contrafund® Initial Class	32,936.576	1,084,564	1,092,836	15	1,092,851	357,543	3.056558	3.056558
Fidelity® VIP Government Money Market Initial Class	12,393,228.210	12,393,228	12,393,228	5	12,393,233	12,374,103	1.001546	1.001546
Fidelity® VIP Growth Initial Class	-	-	-	-	-	-	2.450390	2.450390
Fidelity® VIP High Income Initial Class	8,585.333	42,666	46,189	(1)	46,188	20,610	2.241097	2.241097
Fidelity® VIP Mid Cap Initial Class	11,445.927	367,693	388,933	(1)	388,932	144,792	2.686150	2.686150
First Eagle Overseas Variable	12,476.357	322,696	317,274	(6)	317,268	135,333	2.344360	2.344360
Invesco V.I. American Value Series I Shares	20,339.136	316,316	346,986	(1)	346,985	108,649	3.193637	3.193637
Invesco V.I. Diversified Dividend Series I Shares	38,658.860	950,912	1,019,821	-	1,019,821	537,120	1.898684	1.898684
Invesco V.I. Global Health Care Series I Shares	1,039.733	30,417	25,068	1	25,069	9,533	2.629631	2.629631
Invesco V.I. Mid Cap Core Equity Series I Shares	-	-	-	-	-	-	1.645569	1.645569
Invesco V.I. Mid Cap Growth Series I Shares	-	-	-	-	-	-	1.483409	1.483409
Invesco V.I. Small Cap Equity Series I Shares	-	-	-	-	-	-	1.800319	1.800319
Invesco V.I. Technology Series I Shares	282.963	4,864	5,062	-	5,062	2,315	2.186577	2.186577
Janus Aspen - Balanced Institutional Shares	-	-	-	-	-	-	2.224325	2.224325
Janus Aspen - Enterprise Institutional Shares	427.995	25,102	25,367	(2)	25,365	6,289	4.033384	4.033384
Janus Aspen - Flexible Bond Institutional Shares	91,204.630	1,098,829	1,059,798	(7)	1,059,791	553,211	1.915708	1.915708
Janus Aspen - Forty Institutional Shares	0.005	-	-	-	-	-	3.476348	3.476348
Janus Aspen - Global Research Institutional Shares	330.174	12,519	13,415	-	13,415	7,176	1.869497	1.869497
Janus Aspen - Janus Institutional Shares	-	-	-	-	-	-	2.375175	2.375175
Janus Aspen - Overseas Institutional Shares	-	-	-	-	-	-	2.191498	2.191498
Janus Aspen - Perkins Mid Cap Value Institutional Shares	-	-	-	-	-	-	1.836896	1.836896
MFS® International Growth Initial Class	-	-	-	-	-	-	1.048445	1.048445
MFS® International Value Initial Class	26,137.656	589,133	589,927	(4)	589,923	467,562	1.261700	1.261700
MFS® Total Return Bond Initial Class	42,074.720	551,158	550,758	1	550,759	537,843	1.024014	1.024014
PIMCO All Asset Administrative Class	-	-	-	-	-	-	1.910323	1.910323
PIMCO All Asset Institutional Class	1,624.261	15,506	16,421	1	16,422	11,034	1.488280	1.488280
PIMCO Foreign Bond Institutional Class	461.727	5,016	5,088	-	5,088	4,346	1.170702	1.170702
PIMCO High Yield Institutional Class	4.706	37	36	(36)	-	-	2.333720	2.333720
PIMCO Real Return Institutional Class	46,518.668	571,374	570,784	9	570,793	326,664	1.747339	1.747339

See accompanying notes.
2

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statements of Assets and Liabilities December 31, 2016

PIMCO Short-Term Institutional Class	28,626.257	$294,766	$294,850	$2	$294,852	214,682	$1.373438	$1.373438
PIMCO Total Return Institutional Class	161,620.271	1,795,135	1,719,640	21	1,719,661	895,095	1.921205	1.921205
Royce Capital Micro Cap Investment Class	13,358.978	146,975	148,418	(5)	148,413	66,211	2.241520	2.241520
Royce Capital Small Cap Investment Class	16,285.725	142,679	136,963	(3)	136,960	45,239	3.027468	3.027468
T. Rowe Price Blue Chip Growth	93,308.742	2,006,531	2,163,830	-	2,163,830	742,227	2.915322	2.915322
T. Rowe Price Equity Income Service Class	21,339.345	580,255	604,757	(14)	604,743	237,013	2.551523	2.551523
T. Rowe Price International Stock	10,277.323	154,805	146,657	6	146,663	74,766	1.961614	1.961614
T. Rowe Price Mid-Cap Growth	93,330.324	2,440,615	2,386,456	1	2,386,457	613,671	3.888824	3.888824
T. Rowe Price New America Growth	-	-	-	-	-	-	3.020478	3.020478
Third Avenue Value-VST	7,582.329	128,791	124,426	5	124,431	78,449	1.586137	1.586137
VanEck VIP Global Hard Assets	166.545	3,532	4,020	-	4,020	4,597	0.874598	0.874598
Vanguard® - Capital Growth	70,798.432	1,298,749	2,007,844	10	2,007,854	540,766	3.712984	3.712984
Vanguard® - Conservative Allocation	2,770.232	66,354	67,095	-	67,095	56,676	1.183837	1.183837
Vanguard® - Diversified Value	137,562.319	2,276,148	2,353,691	4	2,353,695	834,992	2.818822	2.818822
Vanguard® Balanced	267,801.100	5,966,848	6,167,459	(24)	6,167,435	2,247,520	2.744107	2.744107
Vanguard® Equity Income	44,779.641	905,413	989,630	(3)	989,627	325,930	3.036320	3.036320
Vanguard® Equity Index	203,403.340	6,624,163	7,247,261	50	7,247,311	2,673,248	2.711051	2.711051
Vanguard® Growth	-	-	-	-	-	-	2.541674	2.541674
Vanguard® High Yield Bond	0.073	1	1	(1)	-	-	2.196895	2.196895
Vanguard® International	63,959.480	1,330,431	1,249,129	7	1,249,136	525,209	2.378361	2.378361
Vanguard® Mid-Cap Index	226,362.263	4,407,579	4,778,507	8	4,778,515	1,424,646	3.354178	3.354178
Vanguard® Moderate Allocation	-	-	-	-	-	-	1.240256	1.240256
Vanguard® Money Market	0.020	-	-	-	-	-	1.212201	1.212201
Vanguard® REIT Index	185,511.518	2,434,079	2,500,695	(2)	2,500,693	766,258	3.263514	3.263514
Vanguard® Short-Term Investment Grade	632.224	6,688	6,721	(1)	6,720	4,390	1.530905	1.530905
Vanguard® Small Company Growth Service Class	94,272.298	2,016,348	2,026,854	(24)	2,026,830	630,680	3.213723	3.213723
Vanguard® Total Bond Market Index	155,649.518	1,853,756	1,831,995	31	1,832,026	1,084,061	1.689966	1.689966
Vanguard® Total Stock Market Index	23,798.971	776,941	811,545	(3)	811,542	287,660	2.821187	2.821187

See accompanying notes.
3

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statement of Operations and Change in Net Assets Years Ended December 31, 2015 and 2016, Except as Noted

	American Funds - Global Small Cap Class 2 Shares	American Funds - Growth Class 2 Shares	American Funds - International Class 2 Shares	American Funds - New World Class 2 Shares	Deutsche Small Cap Index Class A Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$ 207,843	$ 1,975,777	$ 922,995	$ 1,406,169	$ 1,393,457
Investment Income:
Reinvested Dividends	-	18,159	23,428	6,730	13,768
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	-	18,159	23,428	6,730	13,768
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	18,200	355,971	57,432	66,105	99,159
Realized Gain (Loss) on Investments	13,259	127,731	27,702	(33,790)	51,585
Net Realized Capital Gains (Losses) on Investments	31,459	483,702	85,134	32,315	150,744
Net Change in Unrealized Appreciation (Depreciation)	(38,866)	(411,038)	(143,859)	(75,588)	(220,869)
Net Gain (Loss) on Investment	(7,407)	72,664	(58,725)	(43,273)	(70,125)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,407)	90,823	(35,297)	(36,543)	(56,357)
Increase (Decrease) in Net Assets from Contract Transactions	30,556	1,191,855	675,662	(231,956)	(176,345)
Total Increase (Decrease) in Net Assets	23,149	1,282,678	640,365	(268,499)	(232,702)
Net Assets as of December 31, 2015:	$ 230,992	$ 3,258,455	$ 1,563,360	$ 1,137,670	$ 1,160,755
Investment Income:
Reinvested Dividends	468	11,029	55,582	1,095	13,419
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	468	11,029	55,582	1,095	13,419
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	34,202	131,313	348,807	-	93,169
Realized Gain (Loss) on Investments	(9,817)	(69,231)	3,692	(249,829)	(653)
Net Realized Capital Gains (Losses) on Investments	24,385	62,082	352,499	(249,829)	92,516
Net Change in Unrealized Appreciation (Depreciation)	(26,436)	(36,577)	(180,453)	238,224	109,269
Net Gain (Loss) on Investment	(2,051)	25,505	172,046	(11,605)	201,785
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,583)	36,534	227,628	(10,510)	215,204
Increase (Decrease) in Net Assets from Contract Transactions	(40,445)	(1,826,605)	2,202,983	(989,480)	(361,314)
Total Increase (Decrease) in Net Assets	(42,028)	(1,790,071)	2,430,611	(999,990)	(146,110)
Net Assets as of December 31, 2016:	$ 188,964	$ 1,468,384	$ 3,993,971	$ 137,680	$ 1,014,645
See Accompanying Notes. (1) See Footnote 1
4

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statement of Operations and Change in Net Assets Years Ended December 31, 2015 and 2016, Except as Noted

	DFA VA Global Bond	DFA VA International Small	DFA VA International Value	DFA VA Short-Term Fixed	DFA VA U.S. Large Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$ -	$ 92,436	$ 1,313,159	$ -	$ 174,112
Investment Income:
Reinvested Dividends	-	2,059	35,589	-	3,626
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	-	2,059	35,589	-	3,626
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	3,185	-	-	8,063
Realized Gain (Loss) on Investments	360	685	44,431	-	3,631
Net Realized Capital Gains (Losses) on Investments	360	3,870	44,431	-	11,694
Net Change in Unrealized Appreciation (Depreciation)	-	(652)	(190,291)	-	(21,332)
Net Gain (Loss) on Investment	360	3,218	(145,860)	-	(9,638)
Net Increase (Decrease) in Net Assets Resulting from Operations	360	5,277	(110,271)	-	(6,012)
Increase (Decrease) in Net Assets from Contract Transactions	(360)	1,010	(116,030)	-	1,207
Total Increase (Decrease) in Net Assets	-	6,287	(226,301)	-	(4,805)
Net Assets as of December 31, 2015:	$ -	$ 98,723	$ 1,086,858	$ -	$ 169,307
Investment Income:
Reinvested Dividends	4,176	2,207	27,360	-	3,400
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	4,176	2,207	27,360	-	3,400
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,326	768	-	-	1,301
Realized Gain (Loss) on Investments	52	3,486	(2,841)	-	10,746
Net Realized Capital Gains (Losses) on Investments	1,378	4,254	(2,841)	-	12,047
Net Change in Unrealized Appreciation (Depreciation)	(5,702)	(982)	49,349	-	15,118
Net Gain (Loss) on Investment	(4,324)	3,272	46,508	-	27,165
Net Increase (Decrease) in Net Assets Resulting from Operations	(148)	5,479	73,868	-	30,565
Increase (Decrease) in Net Assets from Contract Transactions	245,877	(11,673)	(275,675)	-	(16,414)
Total Increase (Decrease) in Net Assets	245,729	(6,194)	(201,807)	-	14,151
Net Assets as of December 31, 2016:	$ 245,729	$ 92,529	$ 885,051	$ -	$ 183,458
See Accompanying Notes. (1) See Footnote 1
5

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statement of Operations and Change in Net Assets Years Ended December 31, 2015 and 2016, Except as Noted

	DFA VA U.S. Targeted Value	Securities Institutional Class Shares	Fidelity® VIP Balanced Initial Class	Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Government Money Market Initial Class
	Subaccount	Subaccount(1)	Subaccount	Subaccount	Subaccount(1)
Net Assets as of December 31, 2014:	$ 384,005	$ -	$ 68,690	$ 2,581,287	$ -
Investment Income:
Reinvested Dividends	9,221	-	1,029	25,262	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	9,221	-	1,029	25,262	-
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	47,843	-	1,995	221,941	-
Realized Gain (Loss) on Investments	19,388	-	1,239	186,676	-
Net Realized Capital Gains (Losses) on Investments	67,231	-	3,234	408,617	-
Net Change in Unrealized Appreciation (Depreciation)	(91,415)	-	(3,847)	(420,219)	-
Net Gain (Loss) on Investment	(24,184)	-	(613)	(11,602)	-
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,963)	-	416	13,660	-
Increase (Decrease) in Net Assets from Contract Transactions	303,221	-	(3,424)	(116,437)	-
Total Increase (Decrease) in Net Assets	288,258	-	(3,008)	(102,777)	-
Net Assets as of December 31, 2015:	$ 672,263	$ -	$ 65,682	$ 2,478,510	$ -
Investment Income:
Reinvested Dividends	7,069	11,869	930	8,751	10,762
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	7,069	11,869	930	8,751	10,762
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	25,096	623	1,592	191,547	-
Realized Gain (Loss) on Investments	23,820	(1,584)	1,076	(133,691)	-
Net Realized Capital Gains (Losses) on Investments	48,916	(961)	2,668	57,856	-
Net Change in Unrealized Appreciation (Depreciation)	120,957	(33,711)	1,167	54,226	-
Net Gain (Loss) on Investment	169,873	(34,672)	3,835	112,082	-
Net Increase (Decrease) in Net Assets Resulting from Operations	176,942	(22,803)	4,765	120,833	10,762
Increase (Decrease) in Net Assets from Contract Transactions	(106,366)	990,882	809	(1,506,492)	12,382,471
Total Increase (Decrease) in Net Assets	70,576	968,079	5,574	(1,385,659)	12,393,233
Net Assets as of December 31, 2016:	$ 742,839	$ 968,079	$ 71,256	$ 1,092,851	$ 12,393,233
See Accompanying Notes. (1) See Footnote 1
6

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statement of Operations and Change in Net Assets Years Ended December 31, 2015 and 2016, Except as Noted

	Fidelity® VIP Growth Initial Class	Fidelity® VIP High Income Initial Class	Fidelity® VIP Mid Cap Initial Class	First Eagle Overseas Variable	Invesco V.I. American Value Series I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$ 453,970	$ 668,638	$ 653,251	$ 406,776	$ 2,400,930
Investment Income:
Reinvested Dividends	-	13,131	5,935	5,242	7,142
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	-	13,131	5,935	5,242	7,142
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	13,941	-	66,765	53,109	280,754
Realized Gain (Loss) on Investments	114,711	(33,903)	3,371	(86,790)	60,734
Net Realized Capital Gains (Losses) on Investments	128,652	(33,903)	70,136	(33,681)	341,488
Net Change in Unrealized Appreciation (Depreciation)	(134,962)	19,111	(139,247)	24,971	(560,120)
Net Gain (Loss) on Investment	(6,310)	(14,792)	(69,111)	(8,710)	(218,632)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,310)	(1,661)	(63,176)	(3,468)	(211,490)
Increase (Decrease) in Net Assets from Contract Transactions	(447,660)	(451,667)	524,536	(80,031)	710
Total Increase (Decrease) in Net Assets	(453,970)	(453,328)	461,360	(83,499)	(210,780)
Net Assets as of December 31, 2015:	$ -	$ 215,310	$ 1,114,611	$ 323,277	$ 2,190,150
Investment Income:
Reinvested Dividends	-	2,412	1,857	1,802	1,935
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	-	2,412	1,857	1,802	1,935
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	68,631	6,234	29,899
Realized Gain (Loss) on Investments	-	(23,409)	(95,630)	(15,531)	(139,136)
Net Realized Capital Gains (Losses) on Investments	-	(23,409)	(26,999)	(9,297)	(109,237)
Net Change in Unrealized Appreciation (Depreciation)	-	33,044	117,373	20,925	210,465
Net Gain (Loss) on Investment	-	9,635	90,374	11,628	101,228
Net Increase (Decrease) in Net Assets Resulting from Operations	-	12,047	92,231	13,430	103,163
Increase (Decrease) in Net Assets from Contract Transactions	-	(181,169)	(817,910)	(19,439)	(1,946,328)
Total Increase (Decrease) in Net Assets	-	(169,122)	(725,679)	(6,009)	(1,843,165)
Net Assets as of December 31, 2016:	$ -	$ 46,188	$ 388,932	$ 317,268	$ 346,985
See Accompanying Notes. (1) See Footnote 1
7

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statement of Operations and Change in Net Assets Years Ended December 31, 2015 and 2016, Except as Noted

	Invesco V.I. Diversified Dividend Series I Shares	Invesco V.I. Global Health Care Series I Shares	Invesco V.I. Mid Cap Core Equity Series I Shares	Invesco V.I. Mid Cap Growth Series I Shares	Invesco V.I. Small Cap Equity Series I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$ 518,620	$ 336,169	$ -	$ -	$ 120,321
Investment Income:
Reinvested Dividends	12,933	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	12,933	-	-	-	-
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	11,481	-	-	-
Realized Gain (Loss) on Investments	22,870	32,170	-	-	18,340
Net Realized Capital Gains (Losses) on Investments	22,870	43,651	-	-	18,340
Net Change in Unrealized Appreciation (Depreciation)	(17,973)	(28,997)	-	-	(20,648)
Net Gain (Loss) on Investment	4,897	14,654	-	-	(2,308)
Net Increase (Decrease) in Net Assets Resulting from Operations	17,830	14,654	-	-	(2,308)
Increase (Decrease) in Net Assets from Contract Transactions	239,457	(198,934)	-	-	(118,013)
Total Increase (Decrease) in Net Assets	257,287	(184,280)	-	-	(120,321)
Net Assets as of December 31, 2015:	$ 775,907	$ 151,889	$ -	$ -	$ -
Investment Income:
Reinvested Dividends	12,219	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	12,219	-	-	-	-
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	3,920	-	-	-
Realized Gain (Loss) on Investments	52,797	(20,197)	-	-	-
Net Realized Capital Gains (Losses) on Investments	52,797	(16,277)	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	60,695	(93)	-	-	-
Net Gain (Loss) on Investment	113,492	(16,370)	-	-	-
Net Increase (Decrease) in Net Assets Resulting from Operations	125,711	(16,370)	-	-	-
Increase (Decrease) in Net Assets from Contract Transactions	118,203	(110,450)	-	-	-
Total Increase (Decrease) in Net Assets	243,914	(126,820)	-	-	-
Net Assets as of December 31, 2016:	$ 1,019,821	$ 25,069	$ -	$ -	$ -
See Accompanying Notes. (1) See Footnote 1
8

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statement of Operations and Change in Net Assets Years Ended December 31, 2015 and 2016, Except as Noted

	Invesco V.I. Technology Series I Shares	Janus Aspen - Balanced Institutional Shares	Janus Aspen - Enterprise Institutional Shares	Janus Aspen - Flexible Bond Institutional Shares	Janus Aspen - Forty Institutional Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$ 61,584	$ -	$ 133,041	$ 237,069	$ -
Investment Income:
Reinvested Dividends	-	-	385	25,709	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	-	-	385	25,709	-
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,470	-	4,947	4,960	-
Realized Gain (Loss) on Investments	1,291	-	25,969	(1,817)	-
Net Realized Capital Gains (Losses) on Investments	3,761	-	30,916	3,143	-
Net Change in Unrealized Appreciation (Depreciation)	(602)	-	(28,507)	(41,965)	-
Net Gain (Loss) on Investment	3,159	-	2,409	(38,822)	-
Net Increase (Decrease) in Net Assets Resulting from Operations	3,159	-	2,794	(13,113)	-
Increase (Decrease) in Net Assets from Contract Transactions	(39,030)	-	(100,700)	925,760	-
Total Increase (Decrease) in Net Assets	(35,871)	-	(97,906)	912,647	-
Net Assets as of December 31, 2015:	$ 25,713	$ -	$ 35,135	$ 1,149,716	$ -
Investment Income:
Reinvested Dividends	-	-	279	29,651	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	-	-	279	29,651	-
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	224	-	2,605	-	-
Realized Gain (Loss) on Investments	(3,432)	-	(372)	(10,414)	-
Net Realized Capital Gains (Losses) on Investments	(3,208)	-	2,233	(10,414)	-
Net Change in Unrealized Appreciation (Depreciation)	1,136	-	1,323	3,546	-
Net Gain (Loss) on Investment	(2,072)	-	3,556	(6,868)	-
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,072)	-	3,835	22,783	-
Increase (Decrease) in Net Assets from Contract Transactions	(18,579)	-	(13,605)	(112,708)	-
Total Increase (Decrease) in Net Assets	(20,651)	-	(9,770)	(89,925)	-
Net Assets as of December 31, 2016:	$ 5,062	$ -	$ 25,365	$ 1,059,791	$ -
See Accompanying Notes. (1) See Footnote 1
9

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statement of Operations and Change in Net Assets Years Ended December 31, 2015 and 2016, Except as Noted

	Janus Aspen - Global Research Institutional Shares	Janus Aspen - Janus Institutional Shares	Janus Aspen - Overseas Institutional Shares	Janus Aspen - Perkins Mid Cap Value Institutional Shares	MFS® International Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$ 114,867	$ -	$ 90,453	$ -	$ -
Investment Income:
Reinvested Dividends	330	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	330	-	-	-	-
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	3,149	-	(20,920)	-	-
Net Realized Capital Gains (Losses) on Investments	3,149	-	(20,920)	-	-
Net Change in Unrealized Appreciation (Depreciation)	(2,292)	-	18,539	-	-
Net Gain (Loss) on Investment	857	-	(2,381)	-	-
Net Increase (Decrease) in Net Assets Resulting from Operations	1,187	-	(2,381)	-	-
Increase (Decrease) in Net Assets from Contract Transactions	(67,638)	-	(88,072)	-	-
Total Increase (Decrease) in Net Assets	(66,451)	-	(90,453)	-	-
Net Assets as of December 31, 2015:	$ 48,416	$ -	$ -	$ -	$ -
Investment Income:
Reinvested Dividends	372	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	372	-	-	-	-
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(3,384)	-	(6)	-	-
Net Realized Capital Gains (Losses) on Investments	(3,384)	-	(6)	-	-
Net Change in Unrealized Appreciation (Depreciation)	2,563	-	-	-	-
Net Gain (Loss) on Investment	(821)	-	(6)	-	-
Net Increase (Decrease) in Net Assets Resulting from Operations	(449)	-	(6)	-	-
Increase (Decrease) in Net Assets from Contract Transactions	(34,552)	-	6	-	-
Total Increase (Decrease) in Net Assets	(35,001)	-	-	-	-
Net Assets as of December 31, 2016:	$ 13,415	$ -	$ -	$ -	$ -
See Accompanying Notes. (1) See Footnote 1
10

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statement of Operations and Change in Net Assets Years Ended December 31, 2015 and 2016, Except as Noted

	MFS® International Value Initial Class	MFS® Total Return Bond Initial Class	PIMCO All Asset Administrative Class	PIMCO All Asset Institutional Class	PIMCO Foreign Bond Institutional Class
	Subaccount	Subaccount(1)	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$ -	$ -	$ -	$ 73,585	$ 35,126
Investment Income:
Reinvested Dividends	-	-	-	1,638	578
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	-	-	-	1,638	578
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	82
Realized Gain (Loss) on Investments	1,227	(159)	-	(4,670)	760
Net Realized Capital Gains (Losses) on Investments	1,227	(159)	-	(4,670)	842
Net Change in Unrealized Appreciation (Depreciation)	14,683	(4,102)	-	(705)	(1,017)
Net Gain (Loss) on Investment	15,910	(4,261)	-	(5,375)	(175)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,910	(4,261)	-	(3,737)	403
Increase (Decrease) in Net Assets from Contract Transactions	283,485	677,496	-	(18,744)	(18,491)
Total Increase (Decrease) in Net Assets	299,395	673,235	-	(22,481)	(18,088)
Net Assets as of December 31, 2015:	$ 299,395	$ 673,235	$ -	$ 51,104	$ 17,038
Investment Income:
Reinvested Dividends	7,003	21,370	-	816	147
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	7,003	21,370	-	816	147
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	11,824	-	-	-	19
Realized Gain (Loss) on Investments	5,040	2,744	-	(1,534)	221
Net Realized Capital Gains (Losses) on Investments	16,864	2,744	-	(1,534)	240
Net Change in Unrealized Appreciation (Depreciation)	(13,889)	3,702	-	6,326	614
Net Gain (Loss) on Investment	2,975	6,446	-	4,792	854
Net Increase (Decrease) in Net Assets Resulting from Operations	9,978	27,816	-	5,608	1,001
Increase (Decrease) in Net Assets from Contract Transactions	280,550	(150,292)	-	(40,290)	(12,951)
Total Increase (Decrease) in Net Assets	290,528	(122,476)	-	(34,682)	(11,950)
Net Assets as of December 31, 2016:	$ 589,923	$ 550,759	$ -	$ 16,422	$ 5,088
See Accompanying Notes. (1) See Footnote 1
11

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statement of Operations and Change in Net Assets Years Ended December 31, 2015 and 2016, Except as Noted

	PIMCO High Yield Institutional Class	PIMCO Real Return Institutional Class	PIMCO Short-Term Institutional Class	PIMCO Total Return Institutional Class	Royce Capital Micro Cap Investment Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$ -	$ 2,685,055	$ 516,195	$ 3,188,169	$ 654,875
Investment Income:
Reinvested Dividends	2	103,197	6,709	95,173	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	2	103,197	6,709	95,173	-
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1	-	385	16,315	7,725
Realized Gain (Loss) on Investments	-	(66,800)	419	(24,272)	(100,079)
Net Realized Capital Gains (Losses) on Investments	1	(66,800)	804	(7,957)	(92,354)
Net Change in Unrealized Appreciation (Depreciation)	(3)	(92,484)	(341)	(52,153)	(13,929)
Net Gain (Loss) on Investment	(2)	(159,284)	463	(60,110)	(106,283)
Net Increase (Decrease) in Net Assets Resulting from Operations	-	(56,087)	7,172	35,063	(106,283)
Increase (Decrease) in Net Assets from Contract Transactions	-	(331,653)	183,177	(1,710,290)	(422,336)
Total Increase (Decrease) in Net Assets	-	(387,740)	190,349	(1,675,227)	(528,619)
Net Assets as of December 31, 2015:	$ -	$ 2,297,315	$ 706,544	$ 1,512,942	$ 126,256
Investment Income:
Reinvested Dividends	2	30,557	10,665	34,541	942
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	2	30,557	10,665	34,541	942
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	1,400	-	-
Realized Gain (Loss) on Investments	-	(138,471)	4,521	(6,118)	(604)
Net Realized Capital Gains (Losses) on Investments	-	(138,471)	5,921	(6,118)	(604)
Net Change in Unrealized Appreciation (Depreciation)	2	234,591	(1,021)	9,373	24,153
Net Gain (Loss) on Investment	2	96,120	4,900	3,255	23,549
Net Increase (Decrease) in Net Assets Resulting from Operations	4	126,677	15,565	37,796	24,491
Increase (Decrease) in Net Assets from Contract Transactions	(4)	(1,853,199)	(427,257)	168,923	(2,334)
Total Increase (Decrease) in Net Assets	-	(1,726,522)	(411,692)	206,719	22,157
Net Assets as of December 31, 2016:	$ -	$ 570,793	$ 294,852	$ 1,719,661	$ 148,413
See Accompanying Notes. (1) See Footnote 1
12

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statement of Operations and Change in Net Assets Years Ended December 31, 2015 and 2016, Except as Noted

	Royce Capital Small Cap Investment Class	T. Rowe Price Blue Chip Growth	T. Rowe Price Equity Income Service Class	T. Rowe Price International Stock	T. Rowe Price Mid-Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$ 492,908	$ 489,981	$ 1,278,849	$ 593,460	$ 2,262,616
Investment Income:
Reinvested Dividends	1,636	-	19,059	1,674	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	1,636	-	19,059	1,674	-
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	47,059	-	11,673	3,348	307,340
Realized Gain (Loss) on Investments	(17,642)	81,919	171,908	40,652	64,069
Net Realized Capital Gains (Losses) on Investments	29,417	81,919	183,581	44,000	371,409
Net Change in Unrealized Appreciation (Depreciation)	(61,529)	9,456	(328,609)	(79,987)	(217,262)
Net Gain (Loss) on Investment	(32,112)	91,375	(145,028)	(35,987)	154,147
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,476)	91,375	(125,969)	(34,313)	154,147
Increase (Decrease) in Net Assets from Contract Transactions	(257,716)	374,984	(633,522)	(390,385)	(140,378)
Total Increase (Decrease) in Net Assets	(288,192)	466,359	(759,491)	(424,698)	13,769
Net Assets as of December 31, 2015:	$ 204,716	$ 956,340	$ 519,358	$ 168,762	$ 2,276,385
Investment Income:
Reinvested Dividends	2,235	-	13,727	1,695	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	2,235	-	13,727	1,695	-
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	22,096	-	57,610	5,827	154,911
Realized Gain (Loss) on Investments	(71,890)	116,829	30,779	(11,761)	9,844
Net Realized Capital Gains (Losses) on Investments	(49,794)	116,829	88,389	(5,934)	164,755
Net Change in Unrealized Appreciation (Depreciation)	75,779	(9,566)	6,449	6,974	(16,385)
Net Gain (Loss) on Investment	25,985	107,263	94,838	1,040	148,370
Net Increase (Decrease) in Net Assets Resulting from Operations	28,220	107,263	108,565	2,735	148,370
Increase (Decrease) in Net Assets from Contract Transactions	(95,976)	1,100,227	(23,180)	(24,834)	(38,298)
Total Increase (Decrease) in Net Assets	(67,756)	1,207,490	85,385	(22,099)	110,072
Net Assets as of December 31, 2016:	$ 136,960	$ 2,163,830	$ 604,743	$ 146,663	$ 2,386,457
See Accompanying Notes. (1) See Footnote 1
13

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statement of Operations and Change in Net Assets Years Ended December 31, 2015 and 2016, Except as Noted

	T. Rowe Price New America Growth	Third Avenue Value-VST	VanEck VIP Global Hard Assets	Vanguard® - Capital Growth	Vanguard® - Conservative Allocation
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$ -	$ 207,041	$ 20,674	$ 1,598,660	$ 110,959
Investment Income:
Reinvested Dividends	-	4,131	6	17,671	1,723
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	-	4,131	6	17,671	1,723
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	53,423	1,750
Realized Gain (Loss) on Investments	-	17,617	(5,555)	32,369	1,386
Net Realized Capital Gains (Losses) on Investments	-	17,617	(5,555)	85,792	3,136
Net Change in Unrealized Appreciation (Depreciation)	-	(33,715)	1,979	(58,721)	(5,305)
Net Gain (Loss) on Investment	-	(16,098)	(3,576)	27,071	(2,169)
Net Increase (Decrease) in Net Assets Resulting from Operations	-	(11,967)	(3,570)	44,742	(446)
Increase (Decrease) in Net Assets from Contract Transactions	-	(82,156)	(6,619)	47,044	61,333
Total Increase (Decrease) in Net Assets	-	(94,123)	(10,189)	91,786	60,887
Net Assets as of December 31, 2015:	$ -	$ 112,918	$ 10,485	$ 1,690,446	$ 171,846
Investment Income:
Reinvested Dividends	-	950	54	21,013	1,417
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	-	950	54	21,013	1,417
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	46,123	1,657
Realized Gain (Loss) on Investments	-	(155)	2,640	21,632	825
Net Realized Capital Gains (Losses) on Investments	-	(155)	2,640	67,755	2,482
Net Change in Unrealized Appreciation (Depreciation)	-	12,811	1,222	110,108	(756)
Net Gain (Loss) on Investment	-	12,656	3,862	177,863	1,726
Net Increase (Decrease) in Net Assets Resulting from Operations	-	13,606	3,916	198,876	3,143
Increase (Decrease) in Net Assets from Contract Transactions	-	(2,093)	(10,381)	118,532	(107,894)
Total Increase (Decrease) in Net Assets	-	11,513	(6,465)	317,408	(104,751)
Net Assets as of December 31, 2016:	$ -	$ 124,431	$ 4,020	$ 2,007,854	$ 67,095
See Accompanying Notes. (1) See Footnote 1
14

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statement of Operations and Change in Net Assets Years Ended December 31, 2015 and 2016, Except as Noted

	Vanguard® - Diversified Value	Vanguard® Balanced	Vanguard® Equity Income	Vanguard® Equity Index	Vanguard® Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$ 2,103,817	$ 5,553,176	$ -	$ 7,592,978	$ -
Investment Income:
Reinvested Dividends	50,531	126,023	-	115,065	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	50,531	126,023	-	115,065	-
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	130,555	249,392	-	210,717	-
Realized Gain (Loss) on Investments	111,548	111,742	364	470,114	-
Net Realized Capital Gains (Losses) on Investments	242,103	361,134	364	680,831	-
Net Change in Unrealized Appreciation (Depreciation)	(348,839)	(497,960)	47,943	(703,428)	-
Net Gain (Loss) on Investment	(106,736)	(136,826)	48,307	(22,597)	-
Net Increase (Decrease) in Net Assets Resulting from Operations	(56,205)	(10,803)	48,307	92,468	-
Increase (Decrease) in Net Assets from Contract Transactions	68,170	(207,705)	821,917	167,459	-
Total Increase (Decrease) in Net Assets	11,965	(218,508)	870,224	259,927	-
Net Assets as of December 31, 2015:	$ 2,115,782	$ 5,334,668	$ 870,224	$ 7,852,905	$ -
Investment Income:
Reinvested Dividends	58,630	133,660	24,181	179,613	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	58,630	133,660	24,181	179,613	-
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	119,931	233,905	60,806	146,720	-
Realized Gain (Loss) on Investments	25,433	25,954	7,576	653,144	-
Net Realized Capital Gains (Losses) on Investments	145,364	259,859	68,382	799,864	-
Net Change in Unrealized Appreciation (Depreciation)	68,164	196,116	36,274	(144,937)	-
Net Gain (Loss) on Investment	213,528	455,975	104,656	654,927	-
Net Increase (Decrease) in Net Assets Resulting from Operations	272,158	589,635	128,837	834,540	-
Increase (Decrease) in Net Assets from Contract Transactions	(34,245)	243,132	(9,434)	(1,440,134)	-
Total Increase (Decrease) in Net Assets	237,913	832,767	119,403	(605,594)	-
Net Assets as of December 31, 2016:	$ 2,353,695	$ 6,167,435	$ 989,627	$ 7,247,311	$ -
See Accompanying Notes. (1) See Footnote 1
15

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statement of Operations and Change in Net Assets Years Ended December 31, 2015 and 2016, Except as Noted

	Vanguard® High Yield Bond	Vanguard® International	Vanguard® Mid-Cap Index	Vanguard® Moderate Allocation	Vanguard® Money Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$ -	$ 1,525,087	$ 4,442,562	$ -	$ 13,611,613
Investment Income:
Reinvested Dividends	-	26,929	52,088	-	14,018
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	-	26,929	52,088	-	14,018
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	22,120	233,423	-	-
Realized Gain (Loss) on Investments	-	85,289	141,619	-	-
Net Realized Capital Gains (Losses) on Investments	-	107,409	375,042	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	(141,316)	(491,261)	-	-
Net Gain (Loss) on Investment	-	(33,907)	(116,219)	-	-
Net Increase (Decrease) in Net Assets Resulting from Operations	-	(6,978)	(64,131)	-	14,018
Increase (Decrease) in Net Assets from Contract Transactions	-	(270,976)	(20,434)	-	(4,197,306)
Total Increase (Decrease) in Net Assets	-	(277,954)	(84,565)	-	(4,183,288)
Net Assets as of December 31, 2015:	$ -	$ 1,247,133	$ 4,357,997	$ -	$ 9,428,325
Investment Income:
Reinvested Dividends	-	17,835	60,366	-	27,135
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	-	17,835	60,366	-	27,135
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	20,766	300,176	-	-
Realized Gain (Loss) on Investments	-	(11,565)	248,793	-	-
Net Realized Capital Gains (Losses) on Investments	-	9,201	548,969	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	(12,581)	(111,881)	-	-
Net Gain (Loss) on Investment	-	(3,380)	437,088	-	-
Net Increase (Decrease) in Net Assets Resulting from Operations	-	14,455	497,454	-	27,135
Increase (Decrease) in Net Assets from Contract Transactions	-	(12,452)	(76,936)	-	(9,455,460)
Total Increase (Decrease) in Net Assets	-	2,003	420,518	-	(9,428,325)
Net Assets as of December 31, 2016:	$ -	$ 1,249,136	$ 4,778,515	$ -	$ -
See Accompanying Notes. (1) See Footnote 1
16

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Statement of Operations and Change in Net Assets Years Ended December 31, 2015 and 2016, Except as Noted

	Vanguard® REIT Index	Vanguard® Short-Term Investment Grade	Vanguard® Small Company Growth Service Class	Vanguard® Total Bond Market Index	Vanguard® Total Stock Market Index
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$ 1,527,574	$ 64,191	$ 1,473,673	$ 2,002,950	$ 1,228,484
Investment Income:
Reinvested Dividends	26,502	491	5,481	43,406	16,227
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	26,502	491	5,481	43,406	16,227
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	50,154	5	174,136	8,139	41,225
Realized Gain (Loss) on Investments	72,537	(245)	21,679	(5,967)	47,044
Net Realized Capital Gains (Losses) on Investments	122,691	(240)	195,815	2,172	88,269
Net Change in Unrealized Appreciation (Depreciation)	(137,087)	241	(240,458)	(40,505)	(100,457)
Net Gain (Loss) on Investment	(14,396)	1	(44,643)	(38,333)	(12,188)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,106	492	(39,162)	5,073	4,039
Increase (Decrease) in Net Assets from Contract Transactions	(369,782)	(34,843)	493,696	(140,225)	(92,846)
Total Increase (Decrease) in Net Assets	(357,676)	(34,351)	454,534	(135,152)	(88,807)
Net Assets as of December 31, 2015:	$ 1,169,898	$ 29,840	$ 1,928,207	$ 1,867,798	$ 1,139,677
Investment Income:
Reinvested Dividends	29,866	334	7,085	42,692	16,986
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	29,866	334	7,085	42,692	16,986
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	79,244	-	179,900	5,086	44,289
Realized Gain (Loss) on Investments	25,214	67	4,654	7,793	14,401
Net Realized Capital Gains (Losses) on Investments	104,458	67	184,554	12,879	58,690
Net Change in Unrealized Appreciation (Depreciation)	2,158	183	95,736	(2,543)	10,949
Net Gain (Loss) on Investment	106,616	250	280,290	10,336	69,639
Net Increase (Decrease) in Net Assets Resulting from Operations	136,482	584	287,375	53,028	86,625
Increase (Decrease) in Net Assets from Contract Transactions	1,194,313	(23,704)	(188,752)	(88,800)	(414,760)
Total Increase (Decrease) in Net Assets	1,330,795	(23,120)	98,623	(35,772)	(328,135)
Net Assets as of December 31, 2016:	$ 2,500,693	$ 6,720	$ 2,026,830	$ 1,832,026	$ 811,542
See Accompanying Notes. (1) See Footnote 1
17

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Notes to Financial Statements December 31, 2016

1. Organization

Transamerica Corporate Separate Account Sixteen (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TLIC other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Variable Adjustable Life - Advantage X.

Subaccount Investment by Mutual Fund:
Subaccount Mutual Fund
American Funds Insurance Series®               American Funds Insurance Series®
American Funds - Global Small Cap Class 2 Shares       American Funds - Global Small Cap Fund Class 2 Shares
American Funds - Growth Class 2 Shares            American Funds - Growth Fund Class 2 Shares
American Funds - International Class 2 Shares         American Funds - International Fund Class 2 Shares
American Funds - New World Class 2 Shares           American Funds - New World Fund Class 2 Shares
Deutsche Investments VIT Funds Deutsche Small Cap Index Class A Shares	Deutsche Investments VIT Funds Deutsche Small Cap Index VIP
DFA Investment Dimensions Group, Inc.       DFA Investment Dimensions Group, Inc.
DFA VA Global Bond                        DFA VA Global Bond Portfolio
DFA VA International Small                    DFA VA International Small Portfolio
DFA VA International Value                    DFA VA International Value Portfolio
DFA VA Short-Term Fixed                     DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value                      DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value                    DFA VA U.S. Targeted Value Portfolio

DFA VIT Inflation-Protected Securities Institutional Class Shares  DFA VIT Inflation-Protected Securities Portfolio Institutional Class Shares

Fidelity® Variable Insurance Products Funds Fidelity® VIP Balanced Initial Class	Fidelity® Variable Insurance Products Funds Fidelity® VIP Balanced Portfolio Initial Class
Fidelity® VIP Contrafund® Initial Class              Fidelity® VIP Contrafund® Portfolio Initial Class
Fidelity® VIP Government Money Market Initial Class      Fidelity® VIP Government Money Market Portfolio Initial Class
Fidelity® VIP Growth Initial Class                Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP High Income Initial Class              Fidelity® VIP High Income Portfolio Initial Class
Fidelity® VIP Mid Cap Initial Class           Fidelity® VIP Mid Cap Portfolio Initial Class     First Eagle Variable Funds              First Eagle Variable Funds
First Eagle Overseas Variable                   First Eagle Overseas Variable Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Value Series I Shares            Invesco V.I. American Value Fund Series I Shares
Invesco V.I. Diversified Dividend Series I Shares         Invesco V.I. Diversified Dividend Fund Series I Shares
Invesco V.I. Global Health Care Series I Shares          Invesco V.I. Global Health Care Fund Series I Shares
Invesco V.I. Mid Cap Core Equity Series I Shares          Invesco V.I. Mid Cap Core Equity Fund Series I Shares
Invesco V.I. Mid Cap Growth Series I Shares            Invesco V.I. Mid Cap Growth Fund Series I Shares
18

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2016
1. Organization (continued)
Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Small Cap Equity Series I Shares	Invesco V.I. Small Cap Equity Fund Series I Shares
Invesco V.I. Technology Series I Shares	Invesco V.I. Technology Fund Series I Shares
Janus Aspen Series	Janus Aspen Series
Janus Aspen - Balanced Institutional Shares	Janus Aspen - Balanced Portfolio Institutional Shares
Janus Aspen - Enterprise Institutional Shares	Janus Aspen - Enterprise Portfolio Institutional Shares
Janus Aspen - Flexible Bond Institutional Shares	Janus Aspen - Flexible Bond Portfolio Institutional Shares
Janus Aspen - Forty Institutional Shares	Janus Aspen - Forty Portfolio Institutional Shares
Janus Aspen - Global Research Institutional Shares	Janus Aspen - Global Research Portfolio Institutional Shares
Janus Aspen - Janus Institutional Shares	Janus Aspen - Janus Portfolio Institutional Shares
Janus Aspen - Overseas Institutional Shares	Janus Aspen - Overseas Portfolio Institutional Shares
Janus Aspen - Perkins Mid Cap Value Institutional Shares	Janus Aspen - Perkins Mid Cap Value Portfolio Institutional Shares
MFS® Variable Insurance Trust	MFS® Variable Insurance Trust
MFS® International Growth Initial Class	MFS® International Growth Portfolio Initial Class
MFS® International Value Initial Class	MFS® International Value Portfolio Initial Class
MFS® Total Return Bond Initial Class	MFS® Total Return Bond Series Initial Class
PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust
PIMCO All Asset Administrative Class	PIMCO All Asset Portfolio Administrative Class
PIMCO All Asset Institutional Class	PIMCO All Asset Portfolio Institutional Class
PIMCO Foreign Bond Institutional Class	PIMCO Foreign Bond Portfolio Institutional Class
PIMCO High Yield Institutional Class	PIMCO High Yield Portfolio Institutional Class
PIMCO Real Return Institutional Class	PIMCO Real Return Portfolio Institutional Class
PIMCO Short-Term Institutional Class	PIMCO Short-Term Portfolio Institutional Class
PIMCO Total Return Institutional Class	PIMCO Total Return Portfolio Institutional Class
Royce Capital Fund	Royce Capital Fund
Royce Capital Micro Cap Investment Class	Royce Capital Micro Cap Portfolio Investment Class
Royce Capital Small Cap Investment Class	Royce Capital Small Cap Portfolio Investment Class
T. Rowe Price Equity Series, Inc.	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth	T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Service Class	T. Rowe Price Equity Income Service Class Portfoio
T. Rowe Price International Stock	T. Rowe Price International Stock Portfolio
T. Rowe Price Mid-Cap Growth	T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth	T. Rowe Price New America Growth Portfolio
Third Avenue Variable Series Trust	Third Avenue Variable Series Trust
Third Avenue Value-VST	Third Avenue Value-VST Portfolio
VanEck VIP Trust	VanEck VIP Trust
VanEck VIP Global Hard Assets	VanEck VIP Global Hard Assets Fund
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® - Capital Growth	Vanguard® - Capital Growth Portfolio
Vanguard® - Conservative Allocation	Vanguard® - Conservative Allocation Portfolio
Vanguard® - Diversified Value	Vanguard® - Diversified Value Portfolio
Vanguard® Balanced	Vanguard® Balanced Portfolio
19

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2016

1.	Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount Mutual Fund
Vanguard® Variable Insurance Fund Vanguard® Equity Income	Vanguard® Variable Insurance Fund Vanguard® Equity Income Portfolio
Vanguard® Equity Index                    Vanguard® Equity Index Portfolio
Vanguard® Growth                      Vanguard® Growth Portfolio
Vanguard® High Yield Bond                  Vanguard® High Yield Bond Portfolio
Vanguard® International                   Vanguard® International Portfolio
Vanguard® Mid-Cap Index                   Vanguard® Mid-Cap Index Portfolio
Vanguard® Moderate Allocation                Vanguard® Moderate Allocation Portfolio
Vanguard® Money Market                   Vanguard® Money Market Portfolio
Vanguard® REIT Index                     Vanguard® REIT Index Portfolio
Vanguard® Short-Term Investment Grade           Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Small Company Growth Service Class       Vanguard® Small Company Growth Portfolio Service Class
Vanguard® Total Bond Market Index             Vanguard® Total Bond Market Index Portfolio
Vanguard® Total Stock Market Index             Vanguard® Total Stock Market Index Portfolio

Each period reported on reflects a full twelve month period except as follows:
Subaccount Inception Date
DFA VIT Inflation-Protected Securities Institutional Class Shares       April 29, 2016
Fidelity® VIP Government Money Market Initial Class           April 29, 2016
MFS® Total Return Bond Initial Class                    May 01, 2015
MFS® International Growth Initial Class                   April 29, 2013
MFS® International Value Initial Class                    April 29, 2013
PIMCO Foreign Bond Institutional Class                   April 29, 2013
Van Eck VIP Global Hard Assets                       April 29, 2013
Vanguard® - Conservative Allocation                    April 29, 2013
Vanguard® Moderate Allocation                       April 29, 2013
Invesco V.I. Mid Cap Growth Series I Shares                 April 27, 2012

The following subaccount name changes were made effective during the fiscal year ended December 31, 2016:
Subaccount Formerly
VanEck VIP Global Hard Assets                         Van Eck VIP Global Hard Assets
20

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2016

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts.  The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities.  Actual results could differ from those estimates.

Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2016.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income
Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy
The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.    The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:
Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.
Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

21

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2016

3.	Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2106 were as follows:

Subaccount	Purchases	Sales
American Funds - Global Small Cap Class 2 Shares	$48,834	$54,608
American Funds - Growth Class 2 Shares	224,612	1,908,869
American Funds - International Class 2 Shares	3,112,266	504,883
American Funds - New World Class 2 Shares	11,093	999,480
Deutsche Small Cap Index Class A Shares	242,564	497,292
DFA VA Global Bond	253,693	2,313
DFA VA International Small	21,019	29,716
DFA VA International Value	215,130	463,446
DFA VA Short-Term Fixed	-	-
DFA VA U.S. Large Value	11,479	23,193
DFA VA U.S. Targeted Value	74,226	148,429
DFA VIT Inflation-Protected Securities Institutional Class Shares	1,126,258	122,880
Fidelity® VIP Balanced Initial Class	10,679	7,349
Fidelity® VIP Contrafund® Initial Class	340,229	1,646,427
Fidelity® VIP Government Money Market Initial Class	12,871,398	478,170
Fidelity® VIP Growth Initial Class	-	-
Fidelity® VIP High Income Initial Class	16,468	195,224
Fidelity® VIP Mid Cap Initial Class	155,937	903,358
First Eagle Overseas Variable	215,055	226,457
Invesco V.I. American Value Series I Shares	157,017	2,071,506
Invesco V.I. Diversified Dividend Series I Shares	710,849	580,428
Invesco V.I. Global Health Care Series I Shares	19,553	126,083
Invesco V.I. Mid Cap Core Equity Series I Shares	-	-
Invesco V.I. Mid Cap Growth Series I Shares	-	-
Invesco V.I. Small Cap Equity Series I Shares	-	-
Invesco V.I. Technology Series I Shares	7,159	25,513
Janus Aspen - Balanced Institutional Shares	-	-
Janus Aspen - Enterprise Institutional Shares	5,400	16,121
Janus Aspen - Flexible Bond Institutional Shares	1,543,703	1,626,758
Janus Aspen - Forty Institutional Shares	-	-
Janus Aspen - Global Research Institutional Shares	12,402	46,582
Janus Aspen - Janus Institutional Shares	-	-
Janus Aspen - Overseas Institutional Shares	186	180
Janus Aspen - Perkins Mid Cap Value Institutional Shares	-	-
MFS® International Growth Initial Class	-	-
MFS® International Value Initial Class	371,700	72,321

22

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2016

3.	Investments (continued)

Subaccount	Purchases	Sales
MFS® Total Return Bond Initial Class	$30,374	$159,297
PIMCO All Asset Administrative Class	-	-
PIMCO All Asset Institutional Class	22,270	61,745
PIMCO Foreign Bond Institutional Class	9,853	22,638
PIMCO High Yield Institutional Class	2	-
PIMCO Real Return Institutional Class	365,585	2,188,229
PIMCO Short-Term Institutional Class	172,404	587,599
PIMCO Total Return Institutional Class	367,283	163,824
Royce Capital Micro Cap Investment Class	942	2,334
Royce Capital Small Cap Investment Class	78,255	149,898
T. Rowe Price Blue Chip Growth	1,492,505	392,278
T. Rowe Price Equity Income Service Class	159,118	110,960
T. Rowe Price International Stock	68,200	85,511
T. Rowe Price Mid-Cap Growth	263,391	146,780
T. Rowe Price New America Growth	-	-
Third Avenue Value-VST	951	2,094
VanEck VIP Global Hard Assets	11,719	22,045
Vanguard® - Capital Growth	237,097	51,430
Vanguard® - Conservative Allocation	3,748	108,568
Vanguard® - Diversified Value	309,102	164,784
Vanguard® Balanced	1,235,932	625,224
Vanguard® Equity Income	327,519	251,965
Vanguard® Equity Index	1,594,842	2,708,649
Vanguard® Growth	-	-
Vanguard® High Yield Bond	-	-
Vanguard® International	408,440	382,291
Vanguard® Mid-Cap Index	1,557,089	1,273,486
Vanguard® Moderate Allocation	-	-
Vanguard® Money Market	3,026,028	12,454,396
Vanguard® REIT Index	1,556,258	252,833
Vanguard® Short-Term Investment Grade	12,230	35,600
Vanguard® Small Company Growth Service Class	345,520	347,280
Vanguard® Total Bond Market Index	689,293	730,319
Vanguard® Total Stock Market Index	158,245	511,731

23

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Notes to Financial Statements
4. Change in Units

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
American Funds - Global Small Cap Class 2 Shares	6,561	(27,744)	(21,183)	40,520	(30,095)	10,425
American Funds - Growth Class 2 Shares	35,563	(853,389)	(817,826)	714,039	(224,714)	489,325
American Funds - International Class 2 Shares	1,539,087	(270,922)	1,268,165	471,887	(94,850)	377,037
American Funds - New World Class 2 Shares	4,740	(465,154)	(460,414)	26,268	(128,829)	(102,561)
Deutsche Small Cap Index Class A Shares	59,484	(194,288)	(134,804)	50,576	(121,100)	(70,524)
DFA VA Global Bond	185,982	(1,717)	184,265	46,122	(46,122)	-
DFA VA International Small	13,565	(22,336)	(8,771)	3,882	(3,193)	689
DFA VA International Value	220,884	(536,329)	(315,445)	385,697	(540,046)	(154,349)
DFA VA Short-Term Fixed	-	-	-	-	-	-
DFA VA U.S. Large Value	4,125	(13,240)	(9,115)	5,107	(4,422)	685
DFA VA U.S. Targeted Value	24,111	(75,332)	(51,221)	198,037	(21,772)	176,265
DFA VIT Inflation-Protected Securities Institutional Class Shares	1,096,536	(121,814)	974,722	-	-	-
Fidelity® VIP Balanced Initial Class	3,584	(3,245)	339	1,680	(3,223)	(1,543)
Fidelity® VIP Contrafund® Initial Class	49,491	(567,745)	(518,254)	252,736	(295,174)	(42,438)
Fidelity® VIP Government Money Market Initial Class	12,851,802	(477,699)	12,374,103	-	-	-
Fidelity® VIP Growth Initial Class	-	-	-	32,289	(232,435)	(200,146)
Fidelity® VIP High Income Initial Class	7,116	(96,613)	(89,497)	30,417	(249,843)	(219,426)
Fidelity® VIP Mid Cap Initial Class	36,203	(357,123)	(320,920)	473,669	(277,110)	196,559
First Eagle Overseas Variable	88,113	(97,804)	(9,691)	265,883	(306,702)	(40,819)
Invesco V.I. American Value Series I Shares	46,503	(729,893)	(683,390)	147,238	(144,220)	3,018
Invesco V.I. Diversified Dividend Series I Shares	391,986	(324,052)	67,934	304,681	(155,582)	149,099
Invesco V.I. Global Health Care Series I Shares	5,829	(47,437)	(41,608)	18,515	(84,142)	(65,627)
Invesco V.I. Mid Cap Core Equity Series I Shares	-	-	-	-	-	-
Invesco V.I. Mid Cap Growth Series I Shares	-	-	-	-	-	-
Invesco V.I. Small Cap Equity Series I Shares	-	-	-	5	(70,768)	(70,763)
Invesco V.I. Technology Series I Shares	3,541	(12,896)	(9,355)	8,412	(26,599)	(18,187)
Janus Aspen - Balanced Institutional Shares	-	-	-	-	-	-

24

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Notes to Financial Statements
4. Change in Units (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease

Janus Aspen - Enterprise Institutional Shares	661	(4,160)	(3,499)	268	(29,036)	(28,768)
Janus Aspen - Flexible Bond Institutional Shares	773,315	(835,048)	(61,733)	759,380	(271,519)	487,861
Janus Aspen - Forty Institutional Shares	-	-	-	-	-	-
Janus Aspen - Global Research Institutional Shares	6,981	(26,238)	(19,257)	10,401	(45,246)	(34,845)
Janus Aspen - Janus Institutional Shares	-	-	-	-	-	-
Janus Aspen - Overseas Institutional Shares	89	(89)	-	3,578	(38,872)	(35,294)
Janus Aspen - Perkins Mid Cap Value Institutional Shares	-	-	-	-	-	-
MFS® International Growth Initial Class	-	-	-	-	-	-
MFS® International Value Initial Class	279,004	(58,347)	220,657	268,795	(21,890)	246,905
MFS® Total Return Bond Initial Class	8,678	(156,118)	(147,440)	722,300	(37,017)	685,283
PIMCO All Asset Administrative Class	-	-	-	-	-	-
PIMCO All Asset Institutional Class	15,971	(43,766)	(27,795)	28,618	(40,694)	(12,076)
PIMCO Foreign Bond Institutional Class	8,659	(19,832)	(11,173)	15,981	(32,599)	(16,618)
PIMCO High Yield Institutional Class	-	-	-	-	-	-
PIMCO Real Return Institutional Class	195,282	(1,253,721)	(1,058,439)	172,949	(365,323)	(192,374)
PIMCO Short-Term Institutional Class	117,634	(430,372)	(312,738)	182,608	(45,374)	137,234
PIMCO Total Return Institutional Class	171,102	(85,791)	85,311	274,986	(1,181,870)	(906,884)
Royce Capital Micro Cap Investment Class	-	(1,218)	(1,218)	38,015	(276,760)	(238,745)
Royce Capital Small Cap Investment Class	20,456	(57,008)	(36,552)	18,226	(110,128)	(91,902)
T. Rowe Price Blue Chip Growth	549,769	(138,147)	411,622	202,124	(59,625)	142,499
T. Rowe Price Equity Income Service Class	41,240	(46,793)	(5,553)	73,490	(387,275)	(313,785)
T. Rowe Price International Stock	31,693	(44,788)	(13,095)	91,806	(310,130)	(218,324)
T. Rowe Price Mid-Cap Growth	30,518	(38,844)	(8,326)	60,877	(97,687)	(36,810)
T. Rowe Price New America Growth	-	-	-	-	-	-
Third Avenue Value-VST	-	(1,443)	(1,443)	6,864	(60,438)	(53,574)
VanEck VIP Global Hard Assets	17,457	(30,089)	(12,632)	32,897	(38,276)	(5,379)
Vanguard® - Capital Growth	52,031	(15,908)	36,123	36,369	(21,493)	14,876

25

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Notes to Financial Statements
4. Change in Units (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

Vanguard® - Conservative Allocation	568	(97,786)	(97,218)	79,158	(24,827)	54,331
Vanguard® - Diversified Value	50,094	(63,003)	(12,909)	218,732	(193,242)	25,490
Vanguard® Balanced	336,443	(247,049)	89,394	482,298	(572,744)	(90,446)
Vanguard® Equity Income	86,302	(90,162)	(3,860)	331,394	(1,604)	329,790
Vanguard® Equity Index	512,577	(1,078,066)	(565,489)	802,707	(735,170)	67,537
Vanguard® Growth	-	-	-	-	-	-
Vanguard® High Yield Bond	-	-	-	-	-	-
Vanguard® International	157,522	(166,517)	(8,995)	122,964	(237,009)	(114,045)
Vanguard® Mid-Cap Index	385,320	(404,349)	(19,029)	167,016	(173,916)	(6,900)
Vanguard® Moderate Allocation	-	-	-	-	-	-
Vanguard® Money Market	2,484,511	(10,299,320)	(7,814,809)	6,568,984	(10,053,289)	(3,484,305)
Vanguard® REIT Index	456,992	(79,164)	377,828	80,123	(210,157)	(130,034)
Vanguard® Short-Term Investment Grade	7,871	(23,502)	(15,631)	16,993	(40,525)	(23,532)
Vanguard® Small Company Growth Service Class	59,616	(118,544)	(58,928)	222,499	(45,433)	177,066
Vanguard® Total Bond Market Index	376,692	(425,171)	(48,479)	321,524	(407,528)	(86,004)
Vanguard® Total Stock Market Index	37,909	(204,941)	(167,032)	82,812	(120,051)	(37,239)

26

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Notes to Financial Statements
4. Change in Units Dollars

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
American Funds - Global Small Cap Class 2 Shares	$14,163	$(54,608)	$(40,445)	$97,967	$(67,411)	$30,556
American Funds - Growth Class 2 Shares	82,269	(1,908,874)	(1,826,605)	1,689,820	(497,965)	1,191,855
American Funds - International Class 2 Shares	2,707,877	(504,894)	2,202,983	862,227	(186,565)	675,662
American Funds - New World Class 2 Shares	9,998	(999,478)	(989,480)	58,594	(290,550)	(231,956)
Deutsche Small Cap Index Class A Shares	135,976	(497,290)	(361,314)	126,272	(302,617)	(176,345)
DFA VA Global Bond	248,191	(2,314)	245,877	60,026	(60,386)	(360)
DFA VA International Small	18,043	(29,716)	(11,673)	5,248	(4,238)	1,010
DFA VA International Value	187,771	(463,446)	(275,675)	372,422	(488,452)	(116,030)
DFA VA Short-Term Fixed	-	-	-	-	-	-
DFA VA U.S. Large Value	6,777	(23,191)	(16,414)	8,714	(7,507)	1,207
DFA VA U.S. Targeted Value	42,061	(148,427)	(106,366)	343,425	(40,204)	303,221
DFA VIT Inflation-Protected Securities Institutional Class Shares	1,113,766	(122,884)	990,882	-	-	-
Fidelity® VIP Balanced Initial Class	8,157	(7,348)	809	3,754	(7,178)	(3,424)
Fidelity® VIP Contrafund® Initial Class	139,931	(1,646,423)	(1,506,492)	724,514	(840,951)	(116,437)
Fidelity® VIP Government Money Market Initial Class	12,860,526	(478,055)	12,382,471	-	-	-
Fidelity® VIP Growth Initial Class	-	-	-	76,227	(523,887)	(447,660)
Fidelity® VIP High Income Initial Class	14,055	(195,224)	(181,169)	60,811	(512,478)	(451,667)
Fidelity® VIP Mid Cap Initial Class	85,448	(903,358)	(817,910)	1,223,148	(698,612)	524,536
First Eagle Overseas Variable	207,019	(226,458)	(19,439)	603,607	(683,638)	(80,031)
Invesco V.I. American Value Series I Shares	125,183	(2,071,511)	(1,946,328)	431,428	(430,718)	710
Invesco V.I. Diversified Dividend Series I Shares	698,630	(580,427)	118,203	494,050	(254,593)	239,457
Invesco V.I. Global Health Care Series I Shares	15,633	(126,083)	(110,450)	55,908	(254,842)	(198,934)
Invesco V.I. Mid Cap Core Equity Series I Shares	-	-	-	-	-	-
Invesco V.I. Mid Cap Growth Series I Shares	-	-	-	-	-	-
Invesco V.I. Small Cap Equity Series I Shares	-	-	-	9	(118,022)	(118,013)
Invesco V.I. Technology Series I Shares	6,935	(25,514)	(18,579)	17,998	(57,028)	(39,030)

27

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Notes to Financial Statements
4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease
Janus Aspen - Balanced Institutional Shares	$-	$-	$-	$-	$-	$-
Janus Aspen - Enterprise Institutional Shares	2,517	(16,122)	(13,605)	965	(101,665)	(100,700)
Janus Aspen - Flexible Bond Institutional Shares	1,514,052	(1,626,760)	(112,708)	1,438,041	(512,281)	925,760
Janus Aspen - Forty Institutional Shares	-	-	-	-	-	-
Janus Aspen - Global Research Institutional Shares	12,031	(46,583)	(34,552)	19,819	(87,457)	(67,638)
Janus Aspen - Janus Institutional Shares	-	-	-	-	-	-
Janus Aspen - Overseas Institutional Shares	186	(180)	6	8,837	(96,909)	(88,072)
Janus Aspen - Perkins Mid Cap Value Institutional Shares	-	-	-	-	-	-
MFS® International Growth Initial Class	-	-	-	-	-	-
MFS® International Value Initial Class	352,873	(72,323)	280,550	309,839	(26,354)	283,485
MFS® Total Return Bond Initial Class	9,004	(159,296)	(150,292)	713,928	(36,432)	677,496
PIMCO All Asset Administrative Class	-	-	-	-	-	-
PIMCO All Asset Institutional Class	21,454	(61,744)	(40,290)	39,606	(58,350)	(18,744)
PIMCO Foreign Bond Institutional Class	9,687	(22,638)	(12,951)	17,555	(36,046)	(18,491)
PIMCO High Yield Institutional Class	-	(4)	(4)	-	-	-
PIMCO Real Return Institutional Class	335,028	(2,188,227)	(1,853,199)	293,651	(625,304)	(331,653)
PIMCO Short-Term Institutional Class	160,339	(587,596)	(427,257)	243,712	(60,535)	183,177
PIMCO Total Return Institutional Class	332,742	(163,819)	168,923	514,843	(2,225,133)	(1,710,290)
Royce Capital Micro Cap Investment Class	-	(2,334)	(2,334)	79,503	(501,839)	(422,336)
Royce Capital Small Cap Investment Class	53,923	(149,899)	(95,976)	48,460	(306,176)	(257,716)
T. Rowe Price Blue Chip Growth	1,492,505	(392,278)	1,100,227	540,604	(165,620)	374,984
T. Rowe Price Equity Income Service Class	87,781	(110,961)	(23,180)	165,061	(798,583)	(633,522)
T. Rowe Price International Stock	60,677	(85,511)	(24,834)	186,593	(576,978)	(390,385)
T. Rowe Price Mid-Cap Growth	108,480	(146,778)	(38,298)	221,601	(361,979)	(140,378)
T. Rowe Price New America Growth	-	-	-	-	-	-
Third Avenue Value-VST	-	(2,093)	(2,093)	10,762	(92,918)	(82,156)
VanEck VIP Global Hard Assets	11,664	(22,045)	(10,381)	25,156	(31,775)	(6,619)

28

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Notes to Financial Statements
4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease
Vanguard® - Capital Growth	$169,961	$(51,429)	$118,532	$118,932	$(71,888)	$47,044
Vanguard® - Conservative Allocation	673	(108,567)	(107,894)	89,454	(28,121)	61,333
Vanguard® - Diversified Value	130,541	(164,786)	(34,245)	562,144	(493,974)	68,170
Vanguard® Balanced	868,367	(625,235)	243,132	1,214,118	(1,421,823)	(207,705)
Vanguard® Equity Income	242,532	(251,966)	(9,434)	826,232	(4,315)	821,917
Vanguard® Equity Index	1,268,510	(2,708,644)	(1,440,134)	1,945,921	(1,778,462)	167,459
Vanguard® Growth	-	-	-	-	-	-
Vanguard® High Yield Bond	-	-	-	-	-	-
Vanguard® International	369,839	(382,291)	(12,452)	302,303	(573,279)	(270,976)
Vanguard® Mid-Cap Index	1,196,547	(1,273,483)	(76,936)	521,647	(542,081)	(20,434)
Vanguard® Moderate Allocation	-	-	-	-	-	-
Vanguard® Money Market	2,998,889	(12,454,349)	(9,455,460)	7,918,377	(12,115,683)	(4,197,306)
Vanguard® REIT Index	1,447,148	(252,835)	1,194,313	239,392	(609,174)	(369,782)
Vanguard® Short-Term Investment Grade	11,896	(35,600)	(23,704)	25,281	(60,124)	(34,843)
Vanguard® Small Company Growth Service Class	158,535	(347,287)	(188,752)	628,484	(134,788)	493,696
Vanguard® Total Bond Market Index	641,515	(730,315)	(88,800)	534,109	(674,334)	(140,225)
Vanguard® Total Stock Market Index	96,969	(511,729)	(414,760)	208,952	(301,798)	(92,846)

29

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2016
5.	Financial Highlights

	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

American Funds - Global Small Cap Class 2 Shares
12/31/2016	85,398	$2.21	to	$2.21	$ 188,964	0.26%	-%	to	-%	2.10%	to	2.10%
12/31/2015	106,581	2.17	to	2.17	230,992	-	-	to	-	0.27	to	0.27
12/31/2014	96,156	2.16	to	2.16	207,843	0.18	-	to	-	2.12	to	2.12
12/31/2013	52,802	2.12	to	2.12	111,759	0.90	-	to	-	28.28	to	28.28
12/31/2012	54,562	1.65	to	1.65	90,027	1.34	-	to	-	18.18	to	18.18
American Funds - Growth Class 2 Shares
12/31/2016	572,067	2.57	to	2.57	1,468,384	0.61	-	to	-	9.49	to	9.49
12/31/2015	1,389,893	2.34	to	2.34	3,258,455	0.77	-	to	-	6.86	to	6.86
12/31/2014	900,568	2.19	to	2.19	1,975,777	0.86	-	to	-	8.51	to	8.51
12/31/2013	837,165	2.02	to	2.02	1,692,655	0.96	-	to	-	30.10	to	30.10
12/31/2012	950,598	1.55	to	1.55	1,477,316	0.61	-	to	-	17.89	to	17.89
American Funds - International Class 2 Shares
12/31/2016	2,132,279	1.87	to	1.87	3,993,971	1.79	-	to	-	3.53	to	3.53
12/31/2015	864,114	1.81	to	1.81	1,563,360	2.02	-	to	-	(4.53)	to	(4.53)
12/31/2014	487,077	1.89	to	1.89	922,995	1.37	-	to	-	(2.65)	to	(2.65)
12/31/2013	517,533	1.95	to	1.95	1,007,437	1.34	-	to	-	21.63	to	21.63
12/31/2012	825,764	1.60	to	1.60	1,321,533	1.43	-	to	-	17.91	to	17.91
American Funds - New World Class 2 Shares
12/31/2016	59,813	2.30	to	2.30	137,680	0.22	-	to	-	5.26	to	5.26
12/31/2015	520,227	2.19	to	2.19	1,137,670	0.56	-	to	-	(3.14)	to	(3.14)
12/31/2014	622,788	2.26	to	2.26	1,406,169	1.01	-	to	-	(7.87)	to	(7.87)
12/31/2013	608,023	2.45	to	2.45	1,490,115	1.74	-	to	-	11.38	to	11.38
12/31/2012	106,456	2.20	to	2.20	234,246	1.13	-	to	-	17.82	to	17.82
Deutsche Small Cap Index Class A Shares
12/31/2016	350,551	2.89	to	2.89	1,014,645	1.15	-	to	-	21.03	to	21.03
12/31/2015	485,355	2.39	to	2.39	1,160,755	1.06	-	to	-	(4.60)	to	(4.60)
12/31/2014	555,879	2.51	to	2.51	1,393,457	1.01	-	to	-	4.74	to	4.74
12/31/2013	438,594	2.39	to	2.39	1,049,675	1.75	-	to	-	38.64	to	38.64
12/31/2012	648,881	1.73	to	1.73	1,120,159	1.12	-	to	-	16.25	to	16.25
DFA VA Global Bond
12/31/2016	184,265	1.33	to	1.33	245,729	9.78	-	to	-	1.73	to	1.73
12/31/2015	-	1.31	to	1.31	-	-	-	to	-	1.55	to	1.55
12/31/2014	-	1.29	to	1.29	-	7.43	-	to	-	2.88	to	2.88
12/31/2013	-	1.25	to	1.25	-	-	-	to	-	(0.35)	to	(0.35)
12/31/2012	16,738	1.26	to	1.26	21,076	0.34	-	to	-	4.86	to	4.86
DFA VA International Small
12/31/2016	65,738	1.41	to	1.41	92,529	2.21	-	to	-	6.23	to	6.23
12/31/2015	74,509	1.32	to	1.32	98,723	2.11	-	to	-	5.81	to	5.81
12/31/2014	73,820	1.25	to	1.25	92,436	2.07	-	to	-	(5.78)	to	(5.78)
12/31/2013	72,384	1.33	to	1.33	96,196	2.26	-	to	-	27.07	to	27.07
12/31/2012	79,674	1.05	to	1.05	83,328	2.59	-	to	-	19.41	to	19.41
DFA VA International Value
12/31/2016	928,165	0.95	to	0.95	885,051	2.73	-	to	-	9.11	to	9.11
12/31/2015	1,243,610	0.87	to	0.87	1,086,858	2.72	-	to	-	(6.96)	to	(6.96)
12/31/2014	1,397,959	0.94	to	0.94	1,313,159	3.75	-	to	-	(7.16)	to	(7.16)
12/31/2013	1,472,848	1.01	to	1.01	1,490,187	2.37	-	to	-	21.65	to	21.65
12/31/2012	1,853,731	0.83	to	0.83	1,541,752	2.86	-	to	-	16.99	to	16.99

30

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2016

5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

DFA VA Short-Term Fixed
	12/31/2016	-	$1.09	to	$1.09	$ -	-%	-%	to	-%	0.79%	to	0.79%
	12/31/2015	-	1.08	to	1.08	-	-	-	to	-	0.30	to	0.30
	12/31/2014	-	1.08	to	1.08	-	0.66	-	to	-	0.15	to	0.15
	12/31/2013	-	1.08	to	1.08	-	-	-	to	-	0.25	to	0.25
	12/31/2012	-	1.07	to	1.07	-	-	-	to	-	0.84	to	0.84
DFA VA U.S. Large Value
	12/31/2016	93,927	1.95	to	1.95	183,458	1.98	-	to	-	18.87	to	18.87
	12/31/2015	103,042	1.64	to	1.64	169,307	2.10	-	to	-	(3.41)	to	(3.41)
	12/31/2014	102,357	1.70	to	1.70	174,112	1.90	-	to	-	9.08	to	9.08
	12/31/2013	100,752	1.56	to	1.56	157,109	1.63	-	to	-	40.82	to	40.82
	12/31/2012	93,324	1.11	to	1.11	103,343	1.95	-	to	-	21.94	to	21.94
DFA VA U.S. Targeted Value
	12/31/2016	333,084	2.23	to	2.23	742,839	1.01	-	to	-	27.49	to	27.49
	12/31/2015	384,305	1.75	to	1.75	672,263	1.93	-	to	-	(5.23)	to	(5.23)
	12/31/2014	208,040	1.85	to	1.85	384,005	1.41	-	to	-	3.71	to	3.71
	12/31/2013	83,176	1.78	to	1.78	148,041	0.86	-	to	-	44.62	to	44.62
	12/31/2012	81,478	1.23	to	1.23	100,272	1.55	-	to	-	20.12	to	20.12
DFA VIT Inflation-Protected Securities Institutional Class Shares
	12/31/2016(1)	974,722	0.99	to	0.99	968,079	1.77	-	to	-	-	to	-
Fidelity® VIP Balanced Initial Class
	12/31/2016	30,023	2.37	to	2.37	71,256	1.38	-	to	-	7.26	to	7.26
	12/31/2015	29,684	2.21	to	2.21	65,682	1.52	-	to	-	0.59	to	0.59
	12/31/2014	31,227	2.20	to	2.20	68,690	1.50	-	to	-	10.26	to	10.26
	12/31/2013	33,199	2.00	to	2.00	66,232	1.56	-	to	-	19.66	to	19.66
	12/31/2012	34,206	1.67	to	1.67	57,030	1.41	-	to	-	15.07	to	15.07
Fidelity® VIP Contrafund® Initial Class
	12/31/2016	357,543	3.06	to	3.06	1,092,851	0.50	-	to	-	8.01	to	8.01
	12/31/2015	875,797	2.83	to	2.83	2,478,510	1.05	-	to	-	0.67	to	0.67
	12/31/2014	918,235	2.81	to	2.81	2,581,287	1.17	-	to	-	11.94	to	11.94
	12/31/2013	645,636	2.51	to	2.51	1,621,328	1.18	-	to	-	31.29	to	31.29
	12/31/2012	628,194	1.91	to	1.91	1,201,591	1.24	-	to	-	16.42	to	16.42
Fidelity® VIP Government Money Market Initial Class
	12/31/2016(1)	12,374,103	1.00	to	1.00	12,393,233	0.16	-	to	-	-	to	-
Fidelity® VIP Growth Initial Class
	12/31/2016	-	2.45	to	2.45	-	-	-	to	-	0.80	to	0.80
	12/31/2015	-	2.43	to	2.43	-	-	-	to	-	7.17	to	7.17
	12/31/2014	200,146	2.27	to	2.27	453,970	0.18	-	to	-	11.30	to	11.30
	12/31/2013	270,029	2.04	to	2.04	550,309	0.29	-	to	-	36.34	to	36.34
	12/31/2012	260,711	1.49	to	1.49	389,715	0.51	-	to	-	14.69	to	14.69
Fidelity® VIP High Income Initial Class
	12/31/2016	20,610	2.24	to	2.24	46,188	2.55	-	to	-	14.61	to	14.61
	12/31/2015	110,107	1.96	to	1.96	215,310	5.49	-	to	-	(3.63)	to	(3.63)
	12/31/2014	329,533	2.03	to	2.03	668,638	7.31	-	to	-	1.15	to	1.15
	12/31/2013	199,707	2.01	to	2.01	400,589	2.37	-	to	-	5.95	to	5.95
	12/31/2012	961,370	1.89	to	1.89	1,820,160	17.45	-	to	-	14.23	to	14.23
Fidelity® VIP Mid Cap Initial Class
	12/31/2016	144,792	2.69	to	2.69	388,932	0.22	-	to	-	12.23	to	12.23
	12/31/2015	465,712	2.39	to	2.39	1,114,611	0.62	-	to	-	(1.39)	to	(1.39)
	12/31/2014	269,153	2.43	to	2.43	653,251	0.28	-	to	-	6.29	to	6.29
	12/31/2013	201,860	2.28	to	2.28	460,949	0.53	-	to	-	36.23	to	36.23
	12/31/2012	389,164	1.68	to	1.68	652,328	0.48	-	to	-	14.83	to	14.83

31

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2016

5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

First Eagle Overseas Variable
	12/31/2016	135,333	$2.34	to	$2.34	$ 317,268	0.58%	-%	to	-%	5.17%	to	5.17%
	12/31/2015	145,024	2.23	to	2.23	323,277	0.71	-	to	-	1.84	to	1.84
	12/31/2014	185,843	2.19	to	2.19	406,776	1.34	-	to	-	(1.23)	to	(1.23)
	12/31/2013	439,647	2.22	to	2.22	974,242	1.74	-	to	-	13.25	to	13.25
	12/31/2012	482,008	2.68	to	2.68	943,173	0.66	-	to	-	14.83	to	14.83
Invesco V.I. American Value Series I Shares
	12/31/2016	108,649	3.19	to	3.19	346,985	0.18	-	to	-	15.49	to	15.49
	12/31/2015	792,039	2.77	to	2.77	2,190,150	0.31	-	to	-	(9.13)	to	(9.13)
	12/31/2014	789,021	3.04	to	3.04	2,400,930	0.46	-	to	-	9.75	to	9.75
	12/31/2013	798,592	2.77	to	2.77	2,214,157	0.86	-	to	-	34.27	to	34.27
	12/31/2012	320,348	2.06	to	2.06	661,513	0.71	-	to	-	17.31	to	17.31
Invesco V.I. Diversified Dividend Series I Shares
	12/31/2016	537,120	1.90	to	1.90	1,019,821	1.34	-	to	-	14.81	to	14.81
	12/31/2015	469,186	1.65	to	1.65	775,907	1.84	-	to	-	2.07	to	2.07
	12/31/2014	320,087	1.62	to	1.62	518,620	1.69	-	to	-	12.83	to	12.83
	12/31/2013	84,192	1.44	to	1.44	120,903	2.50	-	to	-	31.04	to	31.04
	12/31/2012	4,059	1.10	to	1.10	4,448	0.48	-	to	-	18.72	to	18.72
Invesco V.I. Global Health Care Series I Shares
	12/31/2016	9,533	2.63	to	2.63	25,069	-	-	to	-	(11.46)	to	(11.46)
	12/31/2015	51,141	2.97	to	2.97	151,889	-	-	to	-	3.16	to	3.16
	12/31/2014	116,768	2.88	to	2.88	336,169	-	-	to	-	19.67	to	19.67
	12/31/2013	66,611	2.41	to	2.41	160,250	0.76	-	to	-	40.54	to	40.54
	12/31/2012	52,378	1.71	to	1.71	89,661	-	-	to	-	20.90	to	20.90
Invesco V.I. Mid Cap Core Equity Series I Shares
	12/31/2016	-	1.65	to	1.65	-	-	-	to	-	13.43	to	13.43
	12/31/2015	-	1.45	to	1.45	-	-	-	to	-	(4.03)	to	(4.03)
	12/31/2014	-	1.51	to	1.51	-	-	-	to	-	4.43	to	4.43
	12/31/2013	-	1.45	to	1.45	-	-	-	to	-	28.81	to	28.81
	12/31/2012	-	1.12	to	1.12	-	-	-	to	-	10.95	to	10.95
Invesco V.I. Mid Cap Growth Series I Shares
	12/31/2016	-	1.48	to	1.48	-	-	-	to	-	0.76	to	0.76
	12/31/2015	-	1.47	to	1.47	-	-	-	to	-	1.21	to	1.21
	12/31/2014	-	1.45	to	1.45	-	-	-	to	-	8.04	to	8.04
	12/31/2013	-	1.35	to	1.35	-	-	-	to	-	37.01	to	37.01
	12/31/2012(1)	-	0.98	to	0.98	-	-	-	to	-	-	to	-
Invesco V.I. Small Cap Equity Series I Shares
	12/31/2016	-	1.80	to	1.80	-	-	-	to	-	12.06	to	12.06
	12/31/2015	-	1.61	to	1.61	-	-	-	to	-	(5.52)	to	(5.52)
	12/31/2014	70,763	1.70	to	1.70	120,321	-	-	to	-	2.36	to	2.36
	12/31/2013	70,771	1.66	to	1.66	117,558	0.01	-	to	-	37.47	to	37.47
	12/31/2012	59,024	1.21	to	1.21	71,324	-	-	to	-	13.89	to	13.89
Invesco V.I. Technology Series I Shares
	12/31/2016	2,315	2.19	to	2.19	5,062	-	-	to	-	(0.76)	to	(0.76)
	12/31/2015	11,670	2.20	to	2.20	25,713	-	-	to	-	6.81	to	6.81
	12/31/2014	29,857	2.06	to	2.06	61,584	-	-	to	-	11.05	to	11.05
	12/31/2013	25,503	1.86	to	1.86	47,370	-	-	to	-	25.14	to	25.14
	12/31/2012	35,023	1.48	to	1.48	51,981	-	-	to	-	11.28	to	11.28
Janus Aspen - Balanced Institutional Shares
	12/31/2016	-	2.22	to	2.22	-	-	-	to	-	4.60	to	4.60
	12/31/2015	-	2.13	to	2.13	-	-	-	to	-	0.62	to	0.62
	12/31/2014	-	2.11	to	2.11	-	-	-	to	-	8.51	to	8.51
	12/31/2013	-	1.95	to	1.95	-	-	-	to	-	20.15	to	20.15
	12/31/2012	-	1.62	to	1.62	-	-	-	to	-	13.62	to	13.62

32

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2016

5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

Janus Aspen - Enterprise Institutional Shares
	12/31/2016	6,289	$4.03	to	$4.03	$ 25,365	0.93%	-%	to	-%	12.36%	to	12.36%
	12/31/2015	9,788	3.59	to	3.59	35,135	0.76	-	to	-	4.03	to	4.03
	12/31/2014	38,556	3.45	to	3.45	133,041	0.17	-	to	-	12.52	to	12.52
	12/31/2013	50,519	3.07	to	3.07	154,922	0.51	-	to	-	32.38	to	32.38
	12/31/2012	41,838	2.32	to	2.32	96,921	-	-	to	-	17.29	to	17.29
Janus Aspen - Flexible Bond Institutional Shares
	12/31/2016	553,211	1.92	to	1.92	1,059,791	2.14	-	to	-	2.46	to	2.46
	12/31/2015	614,944	1.87	to	1.87	1,149,716	2.76	-	to	-	0.22	to	0.22
	12/31/2014	127,083	1.87	to	1.87	237,069	4.85	-	to	-	4.94	to	4.94
	12/31/2013	-	1.78	to	1.78	-	-	-	to	-	(0.14)	to	(0.14)
	12/31/2012	-	1.78	to	1.78	-	-	-	to	-	8.34	to	8.34
Janus Aspen - Forty Institutional Shares
	12/31/2016	-	3.48	to	3.48	-	-	-	to	-	2.20	to	2.20
	12/31/2015	-	3.40	to	3.40	-	-	-	to	-	12.22	to	12.22
	12/31/2014	-	3.03	to	3.03	-	-	-	to	-	8.73	to	8.73
	12/31/2013	-	2.79	to	2.79	-	-	-	to	-	31.23	to	31.23
	12/31/2012	-	2.12	to	2.12	-	-	-	to	-	24.16	to	24.16
Janus Aspen - Global Research Institutional Shares
	12/31/2016	7,176	1.87	to	1.87	13,415	1.29	-	to	-	2.07	to	2.07
	12/31/2015	26,433	1.83	to	1.83	48,416	0.53	-	to	-	(2.29)	to	(2.29)
	12/31/2014	61,278	1.87	to	1.87	114,867	2.49	-	to	-	7.44	to	7.44
	12/31/2013	318	1.74	to	1.74	555	1.46	-	to	-	28.43	to	28.43
	12/31/2012	-	1.36	to	1.36	-	-	-	to	-	20.08	to	20.08
Janus Aspen - Janus Institutional Shares
	12/31/2016	-	2.38	to	2.38	-	-	-	to	-	0.50	to	0.50
	12/31/2015	-	2.36	to	2.36	-	-	-	to	-	5.35	to	5.35
	12/31/2014	-	2.24	to	2.24	-	-	-	to	-	12.99	to	12.99
	12/31/2013	-	1.99	to	1.99	-	-	-	to	-	30.34	to	30.34
	12/31/2012	-	1.52	to	1.52	-	-	-	to	-	18.59	to	18.59
Janus Aspen - Overseas Institutional Shares
	12/31/2016	-	2.19	to	2.19	-	-	-	to	-	(6.45)	to	(6.45)
	12/31/2015	-	2.34	to	2.34	-	-	-	to	-	(8.59)	to	(8.59)
	12/31/2014	35,294	2.56	to	2.56	90,453	4.34	-	to	-	(11.87)	to	(11.87)
	12/31/2013	82,105	2.91	to	2.91	238,765	3.25	-	to	-	14.56	to	14.56
	12/31/2012	82,540	2.54	to	2.54	209,520	0.53	-	to	-	13.47	to	13.47
Janus Aspen - Perkins Mid Cap Value Institutional Shares
	12/31/2016	-	1.84	to	1.84	-	-	-	to	-	19.03	to	19.03
	12/31/2015	-	1.54	to	1.54	-	-	-	to	-	(3.47)	to	(3.47)
	12/31/2014	-	1.60	to	1.60	-	-	-	to	-	8.77	to	8.77
	12/31/2013	-	1.47	to	1.47	-	-	-	to	-	26.09	to	26.09
	12/31/2012	-	1.17	to	1.17	-	-	-	to	-	11.14	to	11.14
MFS® International Growth Initial Class
	12/31/2016	-	1.05	to	1.05	-	-	-	to	-	2.49	to	2.49
	12/31/2015	-	1.02	to	1.02	-	-	-	to	-	0.32	to	0.32
	12/31/2014	-	1.02	to	1.02	-	-	-	to	-	(4.98)	to	(4.98)
	12/31/2013(1)	-	1.07	to	1.07	-	-	-	to	-	-	to	-
MFS® International Value Initial Class
	12/31/2016	467,562	1.26	to	1.26	589,923	1.56	-	to	-	4.05	to	4.05
	12/31/2015	246,905	1.21	to	1.21	299,395	-	-	to	-	6.65	to	6.65
	12/31/2014	-	1.14	to	1.14	-	-	-	to	-	1.34	to	1.34
	12/31/2013(1)	-	1.12	to	1.12	-	-	-	to	-	-	to	-
MFS® Total Return Bond Initial Class
	12/31/2016	537,843	1.02	to	1.02	550,759	3.47	-	to	-	4.23	to	4.23
	12/31/2015(1)	685,283	0.98	to	0.98	673,235	-	-	to	-	-	to	-

33

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2016

5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

PIMCO All Asset Administrative Class
	12/31/2016	-	$1.91	to	$1.91	$ -	-%	-%	to	-%	12.93%	to	12.93%
	12/31/2015	-	1.69	to	1.69	-	-	-	to	-	(8.99)	to	(8.99)
	12/31/2014	-	1.86	to	1.86	-	-	-	to	-	0.47	to	0.47
	12/31/2013	-	1.85	to	1.85	-	-	-	to	-	0.27	to	0.27
	12/31/2012	-	1.43	to	1.43	-	-	-	to	-	15.11	to	15.11
PIMCO All Asset Institutional Class
	12/31/2016	11,034	1.49	to	1.49	16,422	2.26	-	to	-	13.08	to	13.08
	12/31/2015	38,829	1.32	to	1.32	51,104	3.62	-	to	-	(8.95)	to	(8.95)
	12/31/2014	50,905	1.45	to	1.45	73,585	6.26	-	to	-	0.72	to	0.72
	12/31/2013	11,957	1.44	to	1.44	17,161	6.21	-	to	-	0.43	to	0.43
	12/31/2012	-	1.84	to	1.84	-	-	-	to	-	14.95	to	14.95
PIMCO Foreign Bond Institutional Class
	12/31/2016	4,346	1.17	to	1.17	5,088	1.33	-	to	-	6.63	to	6.63
	12/31/2015	15,519	1.10	to	1.10	17,038	2.95	-	to	-	0.44	to	0.44
	12/31/2014	32,137	1.09	to	1.09	35,126	2.23	-	to	-	11.32	to	11.32
	12/31/2013(1)	-	0.98	to	0.98	-	-	-	to	-	-	to	-
PIMCO High Yield Institutional Class
	12/31/2016	-	2.33	to	2.33	-	5.37	-	to	-	12.61	to	12.61
	12/31/2015	-	2.07	to	2.07	-	5.40	-	to	-	(1.50)	to	(1.50)
	12/31/2014	-	2.10	to	2.10	-	5.41	-	to	-	3.49	to	3.49
	12/31/2013	36,585	2.03	to	2.03	74,369	5.59	-	to	-	5.90	to	5.90
	12/31/2012	38,659	1.92	to	1.92	74,208	5.92	-	to	-	14.51	to	14.51
PIMCO Real Return Institutional Class
	12/31/2016	326,664	1.75	to	1.75	570,793	2.13	-	to	-	5.35	to	5.35
	12/31/2015	1,385,103	1.66	to	1.66	2,297,315	4.25	-	to	-	(2.56)	to	(2.56)
	12/31/2014	1,577,477	1.70	to	1.70	2,685,055	1.62	-	to	-	3.25	to	3.25
	12/31/2013	1,129,856	1.65	to	1.65	1,862,692	1.47	-	to	-	(9.08)	to	(9.08)
	12/31/2012	2,216,584	1.81	to	1.81	4,019,289	1.21	-	to	-	8.93	to	8.93
PIMCO Short-Term Institutional Class
	12/31/2016	214,682	1.37	to	1.37	294,852	1.71	-	to	-	2.52	to	2.52
	12/31/2015	527,420	1.34	to	1.34	706,544	1.14	-	to	-	1.26	to	1.26
	12/31/2014	390,186	1.32	to	1.32	516,195	0.84	-	to	-	0.86	to	0.86
	12/31/2013	529,982	1.31	to	1.31	695,173	0.85	-	to	-	0.72	to	0.72
	12/31/2012	251,736	1.30	to	1.30	327,849	1.02	-	to	-	2.93	to	2.93
PIMCO Total Return Institutional Class
	12/31/2016	895,095	1.92	to	1.92	1,719,661	2.22	-	to	-	2.83	to	2.83
	12/31/2015	809,784	1.87	to	1.87	1,512,942	4.49	-	to	-	0.60	to	0.60
	12/31/2014	1,716,668	1.86	to	1.86	3,188,169	2.23	-	to	-	4.43	to	4.43
	12/31/2013	2,413,213	1.78	to	1.78	4,291,494	2.39	-	to	-	(1.81)	to	(1.81)
	12/31/2012	3,291,124	1.81	to	1.81	5,960,825	2.70	-	to	-	9.77	to	9.77
Royce Capital Micro Cap Investment Class
	12/31/2016	66,211	2.24	to	2.24	148,413	0.73	-	to	-	19.71	to	19.71
	12/31/2015	67,429	1.87	to	1.87	126,256	-	-	to	-	(12.46)	to	(12.46)
	12/31/2014	306,174	2.14	to	2.14	654,875	-	-	to	-	(3.58)	to	(3.58)
	12/31/2013	305,219	2.22	to	2.22	677,054	0.45	-	to	-	20.99	to	20.99
	12/31/2012	472,216	1.83	to	1.83	865,802	-	-	to	-	7.60	to	7.60
Royce Capital Small Cap Investment Class
	12/31/2016	45,239	3.03	to	3.03	136,960	1.30	-	to	-	20.96	to	20.96
	12/31/2015	81,791	2.50	to	2.50	204,716	0.61	-	to	-	(11.80)	to	(11.80)
	12/31/2014	173,693	2.84	to	2.84	492,908	0.09	-	to	-	3.24	to	3.24
	12/31/2013	380,002	2.75	to	2.75	1,044,542	1.09	-	to	-	34.75	to	34.75
	12/31/2012	404,949	2.04	to	2.04	826,044	0.11	-	to	-	12.50	to	12.50

34

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2016

5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

T. Rowe Price Blue Chip Growth
	12/31/2016	742,227	$2.92	to	$2.92	$ 2,163,830	-%	-%	to	-%	0.78%	to	0.78%
	12/31/2015	330,605	2.89	to	2.89	956,340	-	-	to	-	11.05	to	11.05
	12/31/2014	188,106	2.60	to	2.60	489,981	-	-	to	-	9.17	to	9.17
	12/31/2013	232,327	2.39	to	2.39	554,348	0.03	-	to	-	41.15	to	41.15
	12/31/2012	190,035	1.69	to	1.69	321,238	0.14	-	to	-	18.26	to	18.26
T. Rowe Price Equity Income Service Class
	12/31/2016	237,013	2.55	to	2.55	604,743	2.32	-	to	-	19.17	to	19.17
	12/31/2015	242,566	2.14	to	2.14	519,358	1.79	-	to	-	(6.85)	to	(6.85)
	12/31/2014	556,351	2.30	to	2.30	1,278,849	1.74	-	to	-	7.38	to	7.38
	12/31/2013	644,672	2.14	to	2.14	1,380,085	1.55	-	to	-	29.72	to	29.72
	12/31/2012	546,825	1.65	to	1.65	902,404	2.08	-	to	-	17.15	to	17.15
T. Rowe Price International Stock
	12/31/2016	74,766	1.96	to	1.96	146,663	1.05	-	to	-	2.13	to	2.13
	12/31/2015	87,861	1.92	to	1.92	168,762	0.32	-	to	-	(0.90)	to	(0.90)
	12/31/2014	306,185	1.94	to	1.94	593,460	1.00	-	to	-	(1.24)	to	(1.24)
	12/31/2013	369,989	1.96	to	1.96	726,121	0.91	-	to	-	14.05	to	14.05
	12/31/2012	357,824	1.72	to	1.72	615,722	1.09	-	to	-	18.44	to	18.44
T. Rowe Price Mid-Cap Growth
	12/31/2016	613,671	3.89	to	3.89	2,386,457	-	-	to	-	6.26	to	6.26
	12/31/2015	621,997	3.66	to	3.66	2,276,385	-	-	to	-	6.56	to	6.56
	12/31/2014	658,807	3.43	to	3.43	2,262,616	-	-	to	-	13.12	to	13.12
	12/31/2013	637,160	3.04	to	3.04	1,934,547	-	-	to	-	36.69	to	36.69
	12/31/2012	311,964	2.22	to	2.22	692,937	-	-	to	-	13.90	to	13.90
T. Rowe Price New America Growth
	12/31/2016	-	3.02	to	3.02	-	-	-	to	-	1.31	to	1.31
	12/31/2015	-	2.98	to	2.98	-	-	-	to	-	8.60	to	8.60
	12/31/2014	-	2.75	to	2.75	-	-	-	to	-	9.33	to	9.33
	12/31/2013	-	2.51	to	2.51	-	-	-	to	-	38.01	to	38.01
	12/31/2012	-	1.82	to	1.82	-	-	-	to	-	13.12	to	13.12
Third Avenue Value-VST
	12/31/2016	78,449	1.59	to	1.59	124,431	0.83	-	to	-	12.22	to	12.22
	12/31/2015	79,892	1.41	to	1.41	112,918	3.24	-	to	-	(8.89)	to	(8.89)
	12/31/2014	133,466	1.55	to	1.55	207,041	3.63	-	to	-	4.38	to	4.38
	12/31/2013	97,617	1.49	to	1.49	145,076	3.30	-	to	-	18.97	to	18.97
	12/31/2012	146,115	1.46	to	1.46	182,529	0.84	-	to	-	27.33	to	27.33
VanEck VIP Global Hard Assets
	12/31/2016	4,597	0.87	to	0.87	4,020	0.64	-	to	-	43.71	to	43.71
	12/31/2015	17,229	0.61	to	0.61	10,485	0.05	-	to	-	(33.45)	to	(33.45)
	12/31/2014	22,608	0.91	to	0.91	20,674	-	-	to	-	(19.10)	to	(19.10)
	12/31/2013(1)	-	1.13	to	1.13	-	-	-	to	-	-	to	-
Vanguard® - Capital Growth
	12/31/2016	540,766	3.71	to	3.71	2,007,854	1.16	-	to	-	10.84	to	10.84
	12/31/2015	504,643	3.35	to	3.35	1,690,446	1.07	-	to	-	2.62	to	2.62
	12/31/2014	489,767	3.26	to	3.26	1,598,660	0.96	-	to	-	18.43	to	18.43
	12/31/2013	805,707	2.76	to	2.76	2,220,721	1.18	-	to	-	38.48	to	38.48
	12/31/2012	1,260,589	1.99	to	1.99	2,508,974	1.01	-	to	-	15.47	to	15.47
Vanguard® - Conservative Allocation
	12/31/2016	56,676	1.18	to	1.18	67,095	1.79	-	to	-	6.02	to	6.02
	12/31/2015	153,894	1.12	to	1.12	171,846	1.32	-	to	-	0.20	to	0.20
	12/31/2014	99,563	1.11	to	1.11	110,959	1.58	-	to	-	6.91	to	6.91
	12/31/2013(1)	108,121	1.04	to	1.04	112,702	-	-	to	-	-	to	-

35

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2016

5.	Financial Highlights (continued)

		At December 31					For the Year Ended December 31
				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
				Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

Vanguard® - Diversified Value
	12/31/2016	834,992	$2.82	to	$2.82	$ 2,353,695	2.67%	-%	to	-%	12.96%	to	12.96%
	12/31/2015	847,901	2.50	to	2.50	2,115,782	2.40	-	to	-	(2.45)	to	(2.45)
	12/31/2014	822,411	2.56	to	2.56	2,103,817	2.22	-	to	-	9.83	to	9.83
	12/31/2013	933,852	2.33	to	2.33	2,175,066	2.15	-	to	-	29.40	to	29.40
	12/31/2012	980,082	1.80	to	1.80	1,764,152	2.55	-	to	-	16.50	to	16.50
Vanguard® Balanced
	12/31/2016	2,247,520	2.74	to	2.74	6,167,435	2.36	-	to	-	11.01	to	11.01
	12/31/2015	2,158,126	2.47	to	2.47	5,334,668	2.31	-	to	-	0.09	to	0.09
	12/31/2014	2,248,572	2.47	to	2.47	5,553,176	2.06	-	to	-	9.84	to	9.84
	12/31/2013	2,053,813	2.25	to	2.25	4,617,717	2.32	-	to	-	19.88	to	19.88
	12/31/2012	1,593,261	1.88	to	1.88	2,988,073	3.31	-	to	-	12.56	to	12.56
Vanguard® Equity Income
	12/31/2016	325,930	3.04	to	3.04	989,627	2.65	-	to	-	15.07	to	15.07
	12/31/2015	329,790	2.64	to	2.64	870,224	-	-	to	-	0.85	to	0.85
	12/31/2014	-	2.62	to	2.62	-	-	-	to	-	11.41	to	11.41
	12/31/2013	-	2.35	to	2.35	-	-	-	to	-	30.05	to	30.05
	12/31/2012	-	1.81	to	1.81	-	-	-	to	-	13.40	to	13.40
Vanguard® Equity Index
	12/31/2016	2,673,248	2.71	to	2.71	7,247,311	2.43	-	to	-	11.81	to	11.81
	12/31/2015	3,238,737	2.42	to	2.42	7,852,905	1.56	-	to	-	1.27	to	1.27
	12/31/2014	3,171,200	2.39	to	2.39	7,592,978	1.70	-	to	-	13.51	to	13.51
	12/31/2013	2,977,166	2.11	to	2.11	6,280,194	1.89	-	to	-	32.18	to	32.18
	12/31/2012	3,344,393	1.60	to	1.60	5,337,313	1.85	-	to	-	15.86	to	15.86
Vanguard® Growth
	12/31/2016	-	2.54	to	2.54	-	-	-	to	-	(1.08)	to	(1.08)
	12/31/2015	-	2.57	to	2.57	-	-	-	to	-	7.98	to	7.98
	12/31/2014	-	2.38	to	2.38	-	0.40	-	to	-	13.79	to	13.79
	12/31/2013	11,056	2.09	to	2.09	23,121	0.47	-	to	-	35.28	to	35.28
	12/31/2012	10,934	1.55	to	1.55	16,903	0.48	-	to	-	18.43	to	18.43
Vanguard® High Yield Bond
	12/31/2016	-	2.20	to	2.20	-	5.40	-	to	-	11.35	to	11.35
	12/31/2015	-	1.97	to	1.97	-	5.57	-	to	-	(1.58)	to	(1.58)
	12/31/2014	-	2.00	to	2.00	-	5.73	-	to	-	4.41	to	4.41
	12/31/2013	-	1.92	to	1.92	-	-	-	to	-	4.35	to	4.35
	12/31/2012	-	1.84	to	1.84	-	18.29	-	to	-	14.30	to	14.30
Vanguard® International
	12/31/2016	525,209	2.38	to	2.38	1,249,136	1.60	-	to	-	1.88	to	1.88
	12/31/2015	534,204	2.33	to	2.33	1,247,133	1.84	-	to	-	(0.77)	to	(0.77)
	12/31/2014	648,249	2.35	to	2.35	1,525,087	1.30	-	to	-	(6.05)	to	(6.05)
	12/31/2013	650,863	2.50	to	2.50	1,629,925	1.40	-	to	-	23.26	to	23.26
	12/31/2012	673,867	2.03	to	2.03	1,369,131	2.32	-	to	-	20.14	to	20.14
Vanguard® Mid-Cap Index
	12/31/2016	1,424,646	3.35	to	3.35	4,778,515	1.32	-	to	-	11.11	to	11.11
	12/31/2015	1,443,675	3.02	to	3.02	4,357,997	1.15	-	to	-	(1.43)	to	(1.43)
	12/31/2014	1,450,575	3.06	to	3.06	4,442,562	0.93	-	to	-	13.59	to	13.59
	12/31/2013	1,484,858	2.70	to	2.70	4,003,366	0.89	-	to	-	34.93	to	34.93
	12/31/2012	1,178,749	2.00	to	2.00	2,355,362	1.14	-	to	-	15.82	to	15.82
Vanguard® Moderate Allocation
	12/31/2016	-	1.24	to	1.24	-	-	-	to	-	7.55	to	7.55
	12/31/2015	-	1.15	to	1.15	-	-	-	to	-	(0.16)	to	(0.16)
	12/31/2014	-	1.16	to	1.16	-	-	-	to	-	7.03	to	7.03
	12/31/2013(1)	-	1.08	to	1.08	-	-	-	to	-	-	to	-

36

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2016

5.	Financial Highlights (continued)

			At December 31					For the Year Ended December 31
					Unit Fair Value				Expense			Total Return***
					Corresponding to			Investment	Ratio**				Corresponding to
					Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount			Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

Vanguard® Money Market
		12/31/2016	-	$1.21	to	$1.21	$ -	0.42%	-%	to	-%	0.48%	to	0.48%
		12/31/2015	7,814,809	1.21	to	1.21	9,428,325	0.15	-	to	-	0.15	to	0.15
		12/31/2014	11,299,114	1.20	to	1.20	13,611,613	0.10	-	to	-	0.09	to	0.09
		12/31/2013	15,062,473	1.20	to	1.20	18,128,229	0.10	-	to	-	0.11	to	0.11
		12/31/2012	12,820,401	1.20	to	1.20	15,413,596	0.14	-	to	-	0.15	to	0.15
Vanguard® REIT Index
		12/31/2016	766,258	3.26	to	3.26	2,500,693	1.54	-	to	-	8.36	to	8.36
		12/31/2015	388,430	3.01	to	3.01	1,169,898	1.95	-	to	-	2.22	to	2.22
		12/31/2014	518,464	2.95	to	2.95	1,527,574	3.19	-	to	-	30.11	to	30.11
		12/31/2013	460,313	2.26	to	2.26	1,042,393	1.61	-	to	-	2.33	to	2.33
		12/31/2012	389,022	2.21	to	2.21	860,878	2.35	-	to	-	17.46	to	17.46
Vanguard® Short-Term Investment Grade
		12/31/2016	4,390	1.53	to	1.53	6,720	2.58	-	to	-	2.72	to	2.72
		12/31/2015	20,021	1.49	to	1.49	29,840	1.49	-	to	-	1.13	to	1.13
		12/31/2014	43,553	1.47	to	1.47	64,191	1.65	-	to	-	1.76	to	1.76
		12/31/2013	8,408	1.45	to	1.45	12,178	0.76	-	to	-	1.08	to	1.08
		12/31/2012	-	1.43	to	1.43	-	8.50	-	to	-	4.42	to	4.42
Vanguard® Small Company Growth Service Class
		12/31/2016	630,680	3.21	to	3.21	2,026,830	0.36	-	to	-	14.94	to	14.94
		12/31/2015	689,608	2.80	to	2.80	1,928,207	0.32	-	to	-	(2.75)	to	(2.75)
		12/31/2014	512,542	2.88	to	2.88	1,473,673	0.31	-	to	-	3.38	to	3.38
		12/31/2013	694,025	2.78	to	2.78	1,930,236	0.51	-	to	-	46.54	to	46.54
		12/31/2012	491,118	1.90	to	1.90	932,079	0.26	-	to	-	14.65	to	14.65
Vanguard® Total Bond Market Index
		12/31/2016	1,084,061	1.69	to	1.69	1,832,026	2.43	-	to	-	2.47	to	2.47
		12/31/2015	1,132,540	1.65	to	1.65	1,867,798	2.26	-	to	-	0.33	to	0.33
		12/31/2014	1,218,544	1.64	to	1.64	2,002,950	2.48	-	to	-	5.89	to	5.89
		12/31/2013	1,869,969	1.55	to	1.55	2,902,699	2.57	-	to	-	(2.29)	to	(2.29)
		12/31/2012	1,987,866	1.59	to	1.59	3,158,009	2.77	-	to	-	4.02	to	4.02
Vanguard® Total Stock Market Index
		12/31/2016	287,660	2.82	to	2.82	811,542	2.06	-	to	-	12.56	to	12.56
		12/31/2015	454,692	2.51	to	2.51	1,139,677	1.37	-	to	-	0.37	to	0.37
		12/31/2014	491,931	2.50	to	2.50	1,228,484	1.39	-	to	-	12.29	to	12.29
		12/31/2013	410,069	2.22	to	2.22	911,942	0.58	-	to	-	33.28	to	33.28
		12/31/2012	446,662	1.67	to	1.67	745,277	1.81	-	to	-	16.33	to	16.33

	(1)	See footnote 1

	*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

	**
These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated.  These ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

37

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Notes to Financial Statements December 31, 2016

5.	Financial Highlights (continued)

*** These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.
38

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Notes to Financial Statements December 31, 2016

6.	Administrative and Mortality and Expense Risk Charges

TLIC deducts a monthly contract charge from the cash value, not to exceed $10, for administrative expenses. An effective annual rate from 0.10% to  2.00% is also  deducted monthly from  the policy's cash value in each subaccount of the Separate Account for TLIC's assumption of certain mortality and expense risks incurred in connection with the contract. Monthly deductions are charged in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7.	Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable life contracts.
39

Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen Notes to Financial Statements December 31, 2016

8.	Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9.	Related Parties

Transamerica Capital, Inc. ("TCI"), a wholesaling broker-dealer, is an affiliated entity of TLIC and an indrect wholly owned subsidiary of AEGON N.V.. TCI distributes TLIC's products through broker-dealers and other financial intermediaries.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

40

Financial Statements – Statutory Basis
 and Supplementary Information

Transamerica Life Insurance Company
Years Ended December 31, 2016, 2015 and 2014

Transamerica Life Insurance Company

Financial Statements – Statutory Basis
and Supplementary Information

Years Ended December 31, 2016, 2015 and 2014

Contents

Report of Independent Auditors                                                 1

Audited Financial Statements

Balance Sheets – Statutory Basis                                                 3
Statements of Operations – Statutory Basis                                            5
Statements of Changes in Capital and Surplus – Statutory Basis                                  7
Statements of Cash Flow – Statutory Basis                                            9
Notes to Financial Statements – Statutory Basis                                         11

Appendix A –Listing of Affiliated Companies                                          112

Statutory-Basis Financial Statement Schedules

Summary of Investments – Other Than Investments in Related Parties                           116
Supplementary Insurance Information                                            117
Reinsurance                                                         118

Report of Independent Auditors

To the Board of Directors of
Transamerica Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Life Insurance Company (the "Company"), which comprise the statutory balance sheet as of December 31, 2016 and 2015, and the related statutory statements of operations, of changes in capital and surplus, and of cash flow for the years ended December 31, 2016, 2015, and 2014.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 1 N Upper Wacker Drive, Chicago, IL 60606
T: 312-298-2000, F: , www.pwc.com

LLP PwC_English.docx

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015 or the results of its operations or its cash flows for the years ended December 31, 2016, 2015, and 2014.
Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2016 and 2015 and the results of its operations and its cash flows for the years ended December 31, 2016, 2015 and 2014, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 1.
Emphasis of Matter
As discussed in Note 1 to the financial statements, the financial statements give retroactive effect to the merger of Global Preferred Re Limited into the Company on January 1, 2016 in a transaction accounted for as a statutory merger. Our opinion is not modified with respect to this matter.
As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for its investment in Transamerica Life (Bermuda), Ltd. (TLB), a wholly-owned Bermuda domiciled life subsidiary in 2016. Our opinion is not modified with respect to this matter
Other Matter
Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole.  The accompanying Summary of Investments-Other Than Investments in Related Parties as of December 31, 2016 and the Supplementary Insurance Information and Reinsurance as of December 31, 2016 and 2015  and for the years then ended are presented for purposes of additional analysis and are not a required part of the financial statements.  The Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements.  The effects on the Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.  As a consequence, the Summary of Investments-Other Than Investments in Related Parties as of December 31, 2016 and the Supplementary Insurance Information and Reinsurance as of December 31, 2016 and 2015 and for the years then ended do not present fairly, in conformity with accounting principles generally accepted in the United States of America.  The  Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America.  In our opinion, the of Summary Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 24, 2017

PricewaterhouseCoopers LLP, 1 N Upper Wacker Drive, Chicago, IL 60606
T: 312-298-2000, F: , www.pwc.com

LLP PwC_English.docx

Transamerica Life Insurance Company
Balance Sheets – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

	December 31
	2016	2015
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$ 1,470,814	$ 2,280,106
Bonds:
Affiliated entities	4,982	63,750
Unaffiliated entities	38,627,052	34,109,703
Preferred stocks
Affiliated entities	7,162	7,162
Unaffiliated entities	95,547	99,102
Common stocks:
Affiliated entities (cost: 2016 - $1,563,014;
2015 - $1,328,112)	2,352,862	1,961,018
Unaffiliated entities (cost: 2016 - $179,505;
2015 - $111,416)	194,833	126,649
Mortgage loans on real estate	5,641,558	5,363,099
Real estate, at cost less accumulated depreciation
(2016 - $65,765; 2015 - $43,305):
Home office properties	84,670	94,268
Investment properties	8,112	8,132
Properties held for sale	29,115	29,115
Policy loans	607,746	649,738
Receivables for securities	120,312	17,469
Securities lending reinvested collateral assets	2,303,603	2,760,922
Derivatives	866,950	1,157,993
Receivable for derivative cash collateral posted to counterparty	10,715	18,789
Other invested assets	1,927,635	2,653,261
Total cash and invested assets	54,353,668	51,400,275

Accrued investment income	510,947	474,961
Cash surrender value of life insurance policies	347,214	338,835
Premiums deferred and uncollected	149,211	139,516
Current federal income tax recoverable	524,017	237,608
Net deferred income tax asset	863,844	783,107
Reinsurance receivables	158,288	90,803
Receivable from parent, subsidiaries and affiliates	111,305	59,963
Accounts receivable	137,488	206,315
General agents pension fund	47,650	48,200
Reinsurance deposit receivables	199,500	203,429
Variable annuity reserve hedge offset deferral	575,869	–
Other assets	36,739	37,699
Separate account assets	73,774,288	72,128,772
Total admitted assets	$ 131,790,028	$ 126,149,483

Transamerica Life Insurance Company
Balance Sheets – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Amounts)

	December 31
	2016	2015
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$ 15,074,311	$ 15,303,716
Annuity	17,190,070	15,701,229
Accident and health	5,110,678	4,824,046
Policy and contract claim reserves:
Life	283,287	342,120
Accident and health	265,766	259,538
Liability for deposit-type contracts	3,370,720	2,739,298
Other policyholders' funds	18,126	18,987
Transfers from separate accounts due or accrued
including $(1,472,484) and $(1,605,754) accrued for
expense allowances recognized in reserves, net of
reinsurance allowances at December 31, 2016 and
2015, repectively)	(1,515,226)	(1,633,610)
Funds held under reinsurance treaties	3,603,948	3,381,363
Amounts withheld or retained	167,500	175,637
General expenses due or accrued	176,650	149,338
Remittances and items not allocated	263,232	246,306
Asset valuation reserve	813,683	740,321
Interest maintenance reserve	894,015	967,414
Derivatives	1,314,458	795,914
Municipal reverse repurchase agreements	91,808	90,299
Payable for derivative cash collateral	714,431	1,057,984
Payable for securities lending	2,303,603	2,760,922
Borrowed money	2,267,594	496,528
Payable to parent, subsidiaries and affiliates	115,256	18,965
Other liabilities	376,308	251,903
Separate account liabilities	73,655,055	72,012,055
Total liabilities	$ 126,555,273	$ 120,700,273

Capital and surplus:
Common stock, $10 per share par value, 1,000,000
shares authorized, 676,190 issued and outstanding at December 31, 2016 and 2015
Class B common stock, $750 par value, 10,000
shares authorized, 3,697.27 issued and outstanding	6,762	6,762
Preferred stock, Series A, $10 per share par value,
42,500 shares authorized and issued (total liquidation value - $58,000) at December 31, 2016 and 2015; Series B, $10 per share par value, 250,000 shares authorized, 85,717 and 117,154 shares issued and outstanding total liquidation value - $857,170 and $1,171,540) at December 31, 2016 and 2015	1,282	1,597
Treasury stock, Series A Preferred, $10 per share par
value, 42,500 shares as of December 31, 2016 and 2015	(58,000)	(58,000)
Surplus notes	150,000	150,000
Paid-in surplus	2,789,513	3,120,362
Special surplus funds	577,936	2,292
Unassigned surplus	1,767,262	2,226,197
Total capital and surplus	5,234,755	5,449,210
Total liabilities and capital and surplus	$ 131,790,028	$ 126,149,483

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Thousands)

Revenues:
Premiums and other considerations, net of reinsurance:
Life	$ 1,194,339	$ 1,113,373	$ 2,393,662
Annuity	12,204,065	12,919,985	16,656,875
Accident and health	624,248	771,929	(2,795,472)
Net investment income	2,453,818	2,326,992	2,359,512
Amortization of interest maintenance reserve	79,380	93,679	43,809
Commissions and expense allowances on reinsurance
ceded	451,545	581,823	88,656
Income from fees associated with investment management,
administration and contract guarantees for separate accounts	1,247,856	1,187,712	978,879
Reserve adjustment on reinsurance ceded	13,653	(191,378)	3,773,911
Consideration received on reinsurance recapture and
novations	7,326	49,723	195,620
Income from administrative service agreement with affiliate	136,494	133,831	124,653
Other income	146,486	141,506	116,319
	18,559,209	19,129,175	23,936,424
Benefits and expenses:
Benefits paid or provided for:
Life benefits	1,543,390	1,376,035	1,305,025
Accident and health benefits	327,969	427,224	750,045

Annuity benefits	1,157,200	1,201,449	1,135,988
Surrender benefits	9,770,320	9,855,357	8,258,924
Other benefits	154,153	120,151	133,925
Increase (decrease) in aggregate reserves for policies
and contracts:
Life	(229,405)	124,129	(212,366)
Annuity	1,488,841	(1,787,418)	933,763
Accident and health	286,632	304,113	143,401
	14,499,100	11,621,040	12,448,705
Insurance expenses:
Commissions	1,029,935	1,324,189	1,486,330
General insurance expenses	891,388	913,754	951,122
Taxes, licenses and fees	125,864	127,072	131,974
Net transfers to (from) separate accounts	1,365,071	5,151,619	8,510,290
Funds withheld ceded investment income	(18,134)	63,878	247,693
Reinsurance transaction - modco reserve adjustment on reinsurance assumed	(188,295)	(228,984)	(243,577)
Consideration paid on reinsurance recapture transactions	41,012	861	67,769
IMR adjustment due to reinsurance	81,293	–	–
Other expenses	47,650	(1,242)	4,660
	3,375,784	7,351,147	11,156,261
Total benefits and expenses	17,874,884	18,972,187	23,604,966
Gain (loss) from operations before dividends to policyholders, federal income tax (benefit) expense and net realized capital
gains (losses) on investments	$ 684,327	$ 156,988	$ 331,458

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014

Dividends to policyholders	$ 5,969	$ 5,894	$ 8,045
Gain (loss) from operations before federal income tax (benefit)
expense and net realized capital gains (losses) on investments	678,358	151,094	323,413
Federal income tax (benefit) expense	(101,441)	(9,618)	258,554
Gain (loss) from operations before net realized capital
gains (losses) on investments	779,799	160,712	64,859
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from
interest maintenance reserve)	(308,708)	(343,731)	288,762
Net income (loss)	$ 471,091	$ (183,019)	$ 353,621

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Thousands)

						Special		Total
	Common	Preferred	Treasury	Surplus	Paid-in	Surplus	Unassigned	Capital and
Balance at January 1, 2014	Stock	Stock	Stock	Notes	Surplus	Funds	Surplus	Surplus
As originally presented	$ 6,762	$ 1,597	$ (58,000)	$ 150,000	$ 3,410,534	$ –	$ 1,271,902	$ 4,782,795
Merger of Global Preferred Reinsurance (GPRe)	250	–	–	–	17,411	–	(39,382)	(21,721)
Merger adjustment - retire GPRe stock	(250)	–	–	–	250	–	–	–
Balance at January 1, 2014	6,762	1,597	(58,000)	150,000	3,428,195	–	1,232,520	4,761,074
Net income (loss)	–	–	–	–	–	–	353,621	353,621
Change in net unrealized capital gains/losses,
net of taxes	–	–	–	–	–	–	902,174	902,174
Change in net deferred income tax asset	–	–	–	–	–	–	(263,473)	(263,473)
Change in nonadmitted assets	–	–	–	–	–	–	418,748	418,748
Change in asset valuation reserve	–	–	–	–	–	–	127,971	127,971
Change in surplus as a result of reinsurance	–	–	–	–	–	–	224,000	224,000
Dividends to stockholders	–	–	–	–	–	–	(500,000)	(500,000)
Other changes - net	–	–		–	5,552	667	(30,776)	(24,557)
Balance at December 31, 2014	$ 6,762	$ 1,597	$ (58,000)	$ 150,000	$ 3,433,747	$ 667	$ 2,464,785	$ 5,999,558
Net income (loss)	–	–	–	–	–	–	(183,019)	(183,019)
Change in net unrealized capital gains/losses,
net of taxes	–	–	–	–	–	–	95,872	95,872
Change in net deferred income tax asset	–	–	–	–	–	–	300,765	300,765
Change in nonadmitted assets	–	–	–	–	–	–	(318,398)	(318,398)
Change in surplus as a result of reinsurance	–	–	–	–	–	–	(108,266)	(108,266)
Dividends to stockholders	–	–	–	–	–	–	(50,000)	(50,000)
Return of Capital	–	–	–	–	(300,000)	–	–	(300,000)
Other changes - net	–	–	–	–	(13,385)	1,625	24,458	12,698
Balance at December 31, 2015	$ 6,762	$ 1,597	$ (58,000)	$ 150,000	$ 3,120,362	$ 2,292	$ 2,226,197	$ 5,449,210

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)
(Dollars in Thousands)

						Special		Total
	Common	Preferred	Treasury	Surplus	Paid-in	Surplus	Unassigned	Capital and
	Stock	Stock	Stock	Notes	Surplus	Funds	Surplus	Surplus

Balance at December 31, 2015	$ 6,762	$ 1,597	$ (58,000)	$ 150,000	$ 3,120,362	$ 2,292	$ 2,226,197	$ 5,449,210
Net income (loss)	–	–	–	–	–	–	471,091	471,091
Change in net unrealized capital gains/losses,
net of tax	–	–	–	–	–	575,869	(688,997)	(113,128)
Change in net deferred income tax asset	–	–	–	–	–	–	183,306	183,306
Change in nonadmitted assets	–	–	–	–	–	–	114,741	114,741
Change in asset valuation reserve	–	–	–	–	–	–	60,538	60,538
Cumulative effect of change in accounting
principles	–	–	–	–	–	–	(276,042)	(276,042)
Return of capital	–	–	–	–	(314,056)	–	–	(314,056)
Dividends to stockholders	–	–	–	–	–	–	(385,630)	(385,630)
Other changes - net	–	(315)	–	–	(16,794)	(225)	62,057	44,724
Balance at December 31, 2016	$ 6,762	$ 1,282	$ (58,000)	$ 150,000	$ 2,789,513	$ 577,936	$ 1,767,262	$ 5,234,755

See accompanying notes.

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Operating activities
Premiums collected, net of reinsurance	12,158,028	14,868,206	16,205,618
Net investment income	2,356,181	2,306,617	2,356,404
Miscellaneous income	2,011,519	1,759,927	5,298,353
Benefit and loss related payments	(13,002,709)	(12,846,598)	(11,520,995)
Net transfers from separate accounts	(1,237,126)	(5,214,145)	(8,823,241)
Commissions, expenses paid and
other deductions	(1,897,305)	(2,202,781)	(1,467,343)
Dividends paid to policyholders	(6,935)	(7,743)	(8,250)
Federal income taxes (paid) received	(203,264)	(279,806)	(288,721)
Net cash provided by operating activities	178,389	(1,616,322)	1,751,826

Investing activities
Proceeds from investments sold, matured
or repaid:
Bonds	10,795,896	13,740,477	8,362,600
Stocks	26,673	53,649	108,717
Mortgage loans	705,232	881,722	1,040,891
Real estate and properties held for sale	14,667	–	28,084
Other invested assets	921,210	614,621	635,395
Securities lending reinvested collateral assets	457,319	145,338	347,507
Derivatives	–	–	255,580
Miscellaneous proceeds	16,389	17,797	117,780
Total investment proceeds	12,937,386	15,453,602	10,896,555

Costs of investments acquired:
Bonds	(12,682,216)	(12,145,728)	(6,214,330)
Stocks	(210,597)	(24,188)	(307,013)
Mortgage loans	(740,949)	(733,005)	(853,948)
Real estate and properties held for sale	(2,809)	(10,202)	(13,410)
Other invested assets	(404,878)	(1,516,458)	(239,060)
Payable for securities	(102,843)	(15,477)	(18,033)
Derivatives	(185,514)	(455,642)	–
Miscellaneous applications	(151,001)	(229,914)	(49,870)
Total cost of investments acquired	(14,480,806)	(15,130,616)	(7,695,664)
Net increase (decrease) in policy loans	41,992	39,965	32,811
Net cost of investments acquired	(14,438,815)	(15,090,650)	(7,662,853)
Net cash provided by (used in) investing activities	(1,501,428)	362,952	3,233,701

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014

Financing and miscellaneous activities
Change in:
Net deposits on deposit-type contracts an other
insurance liabilities	(217,744)	(328,515)	(624,703)
Borrowed funds	1,769,852	30,508	202,000
Funds held under reinsurance treaties
with unauthorized reinsurers	(108,899)	688,121	(2,527,186)
Receivable from parent, subsidiaries and
affiliates	(51,647)	111,599	(140,456)
Payable to parent, subsidiaries and affiliates	96,291	9,145	(17,220)
Payable for securities lending	(457,319)	(145,338)	(347,507)
Other cash (applied) provided	201,917	353,324	145,202
Dividends to stockholders	(385,630)	(50,000)	(500,000)
Capital contribution provided	(333,074)	(327,213)	(14,681)
Net cash used in financing and
miscellaneous activities	513,747	341,632	(3,824,550)

Net increase (decrease) in cash, cash
equivalents and short-term investments	(809,292)	(911,738)	1,160,977

Cash, cash equivalents and short-term
investments:
Beginning of year	2,280,106	3,191,844	2,030,868
End of year	1,470,814	2,280,106	3,191,844

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

December 31, 2016

1. Organization and Summary of Significant Accounting Policies

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

Prior to September 30, 2015, all outstanding common shares of the Company were owned by Transamerica International Holdings, Inc. (TIHI). Prior to September 29, 2015, the Series B preferred shares of the Company were owned by Transamerica Corporation (TA Corp) and AEGON USA, LLC (AEGON). On September 29, 2015, TA Corp and AEGON contributed their respective share of the Company's Series B preferred share to TIHI. Effective September 30, 2015, TIHI merged into CGC. As a result of this merger, the Company is now wholly-owned by CGC.

On December 31, 2015, AEGON merged into TA Corp, a Delaware-domiciled non-insurance affiliate.

On January 1, 2016, the Company completed a merger with Global Preferred Re Limited (GPRe), a Bermuda-domiciled affiliate. The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SAP) No. 68, Business Combinations and Goodwill, as a statutory merger.  As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of GPRe were carried forward to the merged company.  As a result of the merger, GPRe's common stock was deemed cancelled by operation of law. Each share of the Company's capital stock issued and outstanding immediately before the merger shall continue to represent one share of the capital stock.

Summarized financial information for the Company and GPRe presented separately for periods prior to the merger is as follows:

	Year Ended	Year Ended
	December 31	December 31
	2015	2014
Revenues:
Company	$ 19,078,332	$ 23,904,030
GPRe	50,842	32,394
	$ 19,129,174	$ 23,936,424

Net income (loss):
Company	$ (250,873)	$ 335,423
GPRe	67,853	18,198
	$ (183,020)	$ 353,621

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	December 31	December 31
	2015	2014
Assets:
Company	$ 126,035,999	$ 126,211,096
GPRe	88,529	105,579
Change in deferred tax admissibility
due to merger	24,955	53,208
	$ 126,149,483	$ 126,369,883

Liabilities:
Company	$ 120,577,357	$ 120,211,966
GPRe	122,916	158,359
	$ 120,700,273	$ 120,370,325

Capital and surplus:
Company	$ 5,458,642	$ 5,999,130
GPRe	(37,685)	(51,780)
Change in deferred tax admissibility
due to merger	28,253	52,208
	$ 5,449,210	$ 5,999,558

On October 1, 2015, the Company completed a merger with Stonebridge Life Insurance Company (SLIC).  The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger.  As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of SLIC were carried forward to the merged company.  As a result of the merger, SLIC's common stock was deemed cancelled by operation of law. Each share of the Company's capital stock issued and outstanding immediately before the merger shall continue to represent one share of the capital stock.

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products and reinsurance, as well as a broad line of single fixed and flexible premium annuity products, guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, credit life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands.  Sales of the Company's products are primarily through a network of agents, brokers and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.  Fair value for GAAP is based on indices, third-party pricing services, brokers, external fund managers and internal models.  For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows.  If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows.  If high credit quality securities are adjusted, the retrospective method is used.  If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date.  If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability.  Embedded derivatives are not accounted for separately from the host contract.  Derivative

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

 instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses.  Under US GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication (synthetic asset) transactions.  In these transactions, the derivative is valued in a manner consistent with the cash instrument and replicated asset.  For US GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual (NAIC SAP).

Subsidiaries: Investments in subsidiaries, controlled and affiliated companies (SCA) companies are state in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA's are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Separate Accounts with Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.  These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as "nonadmitted", primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.

Universal Life and Annuity Policies:  Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received.  Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations.  In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes:  The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.  Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period's adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Goodwill:  Goodwill is measured as the difference between the cost of acquiring the entity and the reporting entity's share of the book value of the acquired entity. Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill.  Excess goodwill is nonadmitted.  Goodwill is amortized over ten years.  Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities:  For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company's balance sheet.  Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders.  These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and investment grade issuers, where the Company has concerns, to determine if an OTTI has occurred.  The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company's ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored.  Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis.  If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored.  The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks are stated at amortized cost, except those with NAIC designations RP4 to RP6 and P4 to P6, which are reported at lower of amortized cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated insurance subsidiaries are reported based on underlying statutory equity plus the admitted portion of goodwill. Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost.  Real estate occupied by the Company is reported at depreciated cost net of encumbrances.  Real estate held for the production of income is reported at depreciated cost net of related obligations.  Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell.  Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset's carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships.  The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost.  Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Other "admitted assets" are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes.  Changes in admitted asset carrying amounts of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due.  At December 31, 2016 and 2015, the Company excluded investment income due and accrued of $924 and $3,563 respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date.  Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview:  The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business operations.  On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities. (B) Replications, (C) income generation and (D) held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities.

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value).  Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value).  Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable.  The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better.  The credit exposure of interest rate

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date.  The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf.  The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty.  Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:  Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability.  These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount.  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount.  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a USD denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument.  For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.  If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index.  These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the S&P or other global market financial index) and floating leg (tied to LIBOR) amounts based on an underlying notional amount (also tied to the underlying index).  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date.   Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index.  These variance swaps are similar to volatility options where the underlying index provides for the market value movements.  Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract.  The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global market indices.  Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company.  These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices.  The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as capital and surplus in the financial statements.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment.  The caps are similar to options where the underlying interest rate index provides for the market value movements.  The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract.  Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market.  Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing.  Forward-starting interest rate swaps are utilized to lock-in the current forward rate.  The accrual of income begins at the forward date, rather than at the inception date.  These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements.  Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period.  The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate.  The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment.  The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption.  These swaptions are marked to fair value in the balance sheet and the fair value adjustment is recorded in unassigned surplus.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company invests in domestic corporate debt securities denominated in U.S. dollars.  If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps.   As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset.  Typically, the periodic premium or fee is expressed in basis points per notional.  Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par.  Alternatively, settlement may be in cash.  These credit default swaps are carried on the balance sheet at amortized cost.  Premium payments made by the Company are recognized as investment expense. If the Company is unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. Gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment.  The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt.  The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame.  Generally, a premium is received by the Company on a periodic basis and recognized in investment income.  In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect, converts a fixed U.S. Treasury into a hybrid fixed to floating treasury.  The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities.  Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses.  The Company complies with the specific rules established in AVR for replication transactions.

The Company holds some warrants linked to an Argentina Government Gross Domestic Product (GDP) as part of an authorized workout from the Argentina Brady Bonds.  The Company was put into these warrants and did not voluntarily convert into these types of instruments.  The Company does not have any downside risk to the warrants, and only receives a payment if the GDP is above a specific threshold.  These warrants are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.  At December 31, 2015, all warrants had matured for the Company. The Company had realized gains totaling $4,225 for the year ended December 31, 2015 related to these warrants.

Separate Accounts

The majority of the separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder.  The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders.  The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Assets held in trust for purchases of variable universal life and annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.  The Company received variable contract premiums of $8,767,590, $12,203,423 and $13,127,468 in 2016, 2015 and 2014, respectively. In addition, the Company received $1,247,856, $1,187,712 and $978,879 in 2016, 2015 and 2014, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioner's Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner's Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.  Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year.  For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner's Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner's Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force.  These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner's Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency.  The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees.  However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals.  These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Repurchase Agreements

Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index.  The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies.  Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.  Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning	Claims	Claims	Liability End
	of Year	Incurred	Paid	of Year
Year ended December 31, 2016
2016	$–	$ 726,808	$ 212,321	$ 514,487
2015 and prior	1,372,958	(358,737)	103,318	910,903
	1,372,958	$ 368,071	$ 315,639	1,425,390
Active life reserve	3,710,626			3,951,054
Total accident and health
reserves	$5,083,584			$ 5,376,444

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning	Claims	Claims	Liability End
	of Year	Incurred	Paid	of Year
Year ended December 31, 2015
2015	$–	$ 781,155	$ 285,156	$ 495,999
2014 and prior	1,203,942	(206,782)	120,201	876,959
	1,203,942	$ 574,373	$ 405,357	1,372,958
Active life reserve	3,575,596			3,710,626
Total accident and health
reserves	$4,779,538			$ 5,083,584

The Company's unpaid claims reserve was decreased by $(358,737) and $(206,782) for the years ended December 31, 2016 and 2015, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2016 resulted primarily from variances in the estimated frequency of claims and claims severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2016 and 2015 was $36,586 and $35,337, respectively. The Company incurred $19,398 and paid $18,036 of claim adjustment expenses during 2016, of which $2,466 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $24,766 and paid $20,388 of claim adjustment expenses during 2015, of which $13,485 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2016 or 2015.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.  Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Consistency of Presentation

Differences in tabular totals and references between notes are caused by rounding differences not considered to be significant to the financial statement presentation. Prior year amounts have been reclassified to conform to current period presentation.

Recent Accounting Pronouncements

Effective January 1, 2017, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments, which allows 1) expected renewals of short-term health contracts to be considered in determining the assets recognized from accrued guaranty fund liability assessments and 2) requires reporting entities to discount guaranty fund liabilities, and related assets, resulting from the insolvencies of insurers that wrote long-term care contracts The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted SSAP No. 41R, Surplus Notes.  Surplus notes held by investors that are rated an equivalent NAIC 1 or 2 designation by an approved NAIC credit rating provider will be reported at amortized cost, while non-rated surplus notes or those with an equivalent designation of 3 through 6 will be reported at the lower of amortized cost or fair value adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 51R, Life Contracts, which includes updates for new principle-based reserving (PBR) requirements, with references to Valuation Manual changes.  The Valuation Manual allows companies to continue using current reserve methodologies for a three-year period, beginning with the Valuation Manual operative date.  For policies issued after the operative date, formulaic calculations for some policies will be supplemented with more advanced deterministic and stochastic reserve methodologies.  The Company adopted the new requirements for certain of its term products.  The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which incorporates explicit accounting guidance on short sales and secured borrowing transactions when the insurer is the transferee.  The adoption of this guidance did not impact the financial position or results of operations of the Company.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Effective December 31, 2017, the Company will adopt revisions to SSAP No. 2R, Cash, Drafts and Short-term Investments, which reclassify money market mutual funds from short-term investments to cash equivalents and clarify that money market mutual funds shall be valued at fair value, allowing net asset value as a practical expedient. The adoption of this guidance will not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2015, the Company adopted guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40.  The adoption of this guidance had no material impact to the financial position or results of operations of the Company.

Going Concern

Management has evaluated the ability of the Company to continue as a going concern and has determined that no substantial doubt exists with regard to the Company's ability to meet its obligations as they become due within one year after the issuance of the financial statements.

2. Prescribed and Permitted Statutory Accounting Practices

The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.

The Company, with the permission of the Iowa Commissioner of Insurance, is allowed special accounting treatment for certain hedges of interest rate exposures on variable annuity products that would not otherwise conform to current accounting guidance under SSAP No. 86.  The Company recognizes a reserve hedge offset deferral for the difference between the hedge results associated with a highly effective clearly defined hedge strategy related to variable annuity interest rate risks and the corresponding interest-rate related impact to variable annuity results.  This deferral was effective October 1, 2016, and will be amortized through the capital and surplus account change in net unrealized capital gains (losses) on a straight line basis over a period of 10 years beginning in the period of deferral.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company's guaranteed separate accounts.  As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP.  There is no impact to the Company's income or surplus as a result of utilizing this prescribed practice.

The Company previously valued its investments in limited purpose subsidiary (LPS) US insurance SCAs based on the underlying audited statutory equity under a prescribed practice adopted by the State of Iowa. Effective October 1, 2016, the Company received approval from

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Iowa for the respective LPS to be valued in accordance with SSAP No. 97, paragraph 8.b.i.1 in amounts equal to the respective entity's underlying audited statutory equity including statutory accounting practices prescribed or permitted by the State of Iowa, which is consistent with Iowa Administrative Code 191-99.11(5).  As a result, the Company will no longer disclose its valuation method for these LPS as a prescribed practice.  The Company will continue to provide the disclosures required by SSAP No.97, paragraph 36 about underlying LPS accounting practices that depart from the NAIC accounting practices and procedures.  This change in SCA valuation method did not result in a change in the Company's valuation of its LPS but rather aligned the NAIC valuation with that required by the Iowa Administrative Code.

The Company has three LPS with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Riverwood Reinsurance Inc. (TRRI) Parental guarantee
TLIC Oakbrook Reinsurance Inc. (TORI) Credit linked note
TLIC Watertree Reinsurance Inc. (TWRI) Excess of loss reinsurance asset

For each respective LPS, the table below discloses the amount of the investment in the insurance SCA per recorded statutory equity and the amount of the investment if the insurance SCA had completed statutory financial statements in accordance with the NAIC SAP. Each LPS provides the Company audited financial statements annually.

Amount of Investment
If the Insurance
SCA Had
	Per	Completed
	Reported	Statutory
SCA Entity	Statutory	Financial
(Investments in Insurance SCA Entities)	Equity	Statements*

TLIC Riverwood Reinsurance Inc	$ 965,083	$ –
TLIC Oakbrook Reinsurance Inc	133,416	–
TLIC Watertree Reinsurance Inc	188,313	–

* Per AP&P Manual (without permitted or prescribed practices)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

		F/S	F/S
	SSAP #	Page	Line	2016	2015	2014

Net (loss) income, State of Iowa basis				$ 471,092	$ (182,480)	$ 353,790
State prescribed practice that increases(decreases)
NAIC SAP:
Limited purpose subsidiary valuation - TRRI	97	Balance	Common
		Sheet	Stock	–	–	–
Limited purpose subsidiary valuation - TORI	97	Balance	Common
		Sheet	Stock	–	–	–
Separate account asset valuation	56	NA	NA	–	–	–
State permitted practice that increases(decreases)
NAIC SAP:
Hedge reserve offset	86	Balance	Hedge reserve
		Sheet;	offset
		Statement of	Change in net
		Changes in	unrealized
		Capital and	capital
		Surplus	gains/losses	–	–	–
TLB	97	Balance	Common
		Sheet	Stock	–	–	–
Net (loss) income, NAIC SAP				$ 471,092	$ (182,480)	$ 353,790

Statutory surplus, State of Iowa basis				$ 5,234,756	$ 5,449,210	$ 5,999,558
State prescribed practice that increases(decreases)
NAIC SAP:
Limited purpose subsidiary valuation - TRRI	97	Balance	Common
		Sheet	Stock	–	(869,844)	(817,285)
Limited purpose subsidiary valuation - TORI	97	Balance	Common
		Sheet	Stock	–	(132,955)	(113,677)
Separate account asset valuation	56	NA	NA
State permitted practice that increases(decreases)
NAIC SAP:
Hedge reserve offset	86	Balance	Hedge reserve
		Sheet;	offset
		Statement of	Change in net
		Changes in	unrealized
		Capital and	capital
		Surplus	gains/losses	(575,869)	–	–
TLB	97	Balance	Common
		Sheet	Stock	–	74,225	62,284
Statutory surplus, NAIC SAP				$ 4,658,887	$ 4,520,636	$ 5,130,880

The Company previously disclosed a state permitted practice to record the value of its wholly-owned Bermuda domiciled life subsidiary, Transamerica Life (Bermuda), Ltd. (TLB), based upon

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

audited statutory equity rather than audited U.S. GAAP or foreign statutory basis financial statements equity adjusted to a statutory basis of accounting, utilizing adjustments as outlined in SSAP No.97, paragraph 9.  Changes in the Bermuda Insurance Act 1978 require TLB to file audited GAAP or IFRS financials with the Bermuda Monetary Authority in 2016 rather than statutory basis financials. As a result of the change in the Bermuda regulation, the Company began recording the value of TLB in accordance with SSAP No. 97 in first quarter of 2016, therefore eliminating the need for a permitted practice.

3. Accounting Changes and Correction of Errors

As disclosed in Note 2, the Company began recording the value of its foreign insurance subsidiary in accordance with SSAP No. 97 in 2016, therefore eliminating the need for a permitted practice. This change in accounting impacted the carrying value of the subsidiary and the AVR reported on the Company's balance sheet. The cumulative effect of implementing the change in accounting effective January 1, 2016, was a $276,042 decrease in capital and surplus. The cumulative effect consisted of two components, a $142,142 change in unrealized loss on the subsidiary and a $133,900 increase in AVR.

During the first quarter of 2016, management determined that the Company's accretion policy was not correctly adjusting accretion yields for asset specific changes in future cash flow expectations which resulted in an understatement of investment income of $31,151, net of tax, relating to prior years. This was corrected in 2016 and is reflected as other changes, net, in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2015, the Company discovered errors in the calculation of ceded reserves on certain substandard and disabled life policies which caused an overstatement of these reserves since 2011.  The cumulative pre-tax effect of these errors was a decrease to equity of $13,866 and was reflected as other changes, net, in the 2015 capital and surplus accounts of the Statements of Changes in Capital and Surplus.

As a result of the Company's model validation initiative performed in 2015, the Company determined that its aggregate life reserves were overstated by $16,713 relating to prior years.  This was corrected in 2015 and was reflected as other changes, net, in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2015, it was discovered that a 2014 intercompany transfer of taxes payable was booked incorrectly, resulting in an incorrect equity distribution to a non-insurance affiliate of $8,833. This was corrected in 2015 and was reflected as other changes, net, in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2015, the Company made a change in valuation bases relating to its long-term care business.  A change was made to use a morbidity table that is consistent with leading industry practice where claims are determined using a first-site, first principles approach.  This change resulted in an increase in A&H reserves of $5,946 which has been reported on Exhibit 5A – Changes in Bases of Valuation During the Year.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company had consistently reported reserves for all states using the Missouri Department of Insurance required modified 2001 CSO table in the valuation of certain limited underwriting policies. During 2015, Missouri rescinded this rule. The Company made a change in valuation bases relating to these policies to use the unmodified 2001 CSO table.  This resulted in a decrease to reserves of $12,464 which has been reported on Exhibit 5A – Change in Bases of Valuation During the Year.  Related to this change were corresponding decreases in the deferred premium asset of $5,114 and the uncollected premium asset of $104.  These amounts were charged to surplus and are reported as a cumulative effect of changes in accounting principle in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2015, the Company identified simplifications and implemented mapping updates in some of the valuation mortality tables used for the calculation of reinsurance reserve credits on some universal life policies.  The change in valuation process resulted in a decrease to reserves of $14,481 which has been reported on Exhibit 5A – Change in Bases of Valuation During the Year.

During 2014, the Company discovered errors with certain components of the quarterly settlement statements related to the modified coinsurance treaty assumed from an affiliate, Western Reserve Life Assurance Co. of Ohio (WRL), resulting in incorrect cession amounts received by the Company since inception of the treaty effective December 31, 2010.  The cumulative impact of the errors as of December 31, 2013 was an overstatement of capital and surplus of $53,792 after tax.  This was reflected as other changes, net, in the 2014 capital and surplus accounts of the Statements of Changes in Capital and Surplus.

Prior to its merger in 2015 with the Company, during 2014, SLIC discovered that the accounting entries had not been recorded to the ledger when a block of escheated policies were entered into the claims administration system in 2013.  The impact of not recording these entries to the ledger was an understatement of the claims liability of $2,900, an understatement of current federal income taxes recoverable of $1,015, an overstatement of net deferred income taxes of $1,298, and an overstatement of capital and surplus of $3,183 as of December 31, 2013. This was corrected in 2014 and is reflected as other changes, net, in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data.  When available, the Company uses quoted market prices in active markets to determine the fair value of its investments.  The Company's valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services.  In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes.  Lastly, securities are priced using internal cash flow modeling techniques.  These valuation methodologies commonly use

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents.  Any changes to their methodologies are noted and reviewed for reasonableness.  In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis.  The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies.  Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value.  The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events.  Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements.  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level input that is significant to its measurement.  For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).  The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value).  Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates:  The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks:  The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method.  The fair values of bonds and stocks are reported or determined using the following pricing sources:  indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy.  For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property.  If such information is not available, other valuation methods are applied, considering the value that the property's net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date.  The

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions.  The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument.  If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is considered to approximate the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral:  The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments.  The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note.  However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable.  The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees.  For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities:  Fair value for the Company's liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations.  For those liabilities that are short in duration, carrying amount approximates fair value.  For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts:  The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.  These are included in the Investment Contract Liabilities.

Surplus Notes:  Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company's financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2016 and 2015, respectively:

	December 31, 2016
	Estimated Fair Value	Admitted Assets/ Liabilities	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term
investments, other than affiliates	$ 1,435,906	$ 1,435,906	$ –	$ 1,435,906	$ –
Bonds	41,750,057	38,632,034	8,543,520	32,331,681	874,856
Preferred stocks, other than affiliates	94,325	95,547	–	91,172	3,153
Common stocks, other than affiliates	194,833	194,833	1,905	–	192,928
Mortgage loans on real estate	5,801,102	5,641,558	–	–	5,801,102
Other invested assets	168,197	149,019	–	160,516	7,681
Options	182,667	182,667	–	182,667	–
Interest rate swaps	678,868	587,537	–	674,938	3,930
Currency swaps	21,819	21,408	–	21,819	–
Credit default swaps	36,173	26,828	–	36,173	–
Equity swaps	48,509	48,509	–	48,509	–
Policy loans	607,746	607,746	–	607,746	–
Securities lending reinvested collateral	2,303,603	2,303,603	–	2,303,603	–
Receivable from parent, subsidiaries
and affiliates	111,305	111,305	–	111,305	–
Separate account assets	72,675,382	72,638,065	69,229,744	3,399,333	46,305

Liabilities
Investment contract liabilities	17,237,938	15,077,116	–	265,681	16,972,257
Options	82,070	82,070	–	82,070	–
Interest rate swaps	183,689	806,424	–	(179,214)	362,903
Currency swaps	1,666	76	–	1,666	–
Credit default swaps	13,478	44,647	–	13,478	–
Equity swaps	381,242	381,242	–	381,242	–
Payable to parent, subsidiaries
and affiliates	115,256	115,256	–	115,256	–
Separate account annuity liabilities	66,986,814	66,987,131	1,996	66,926,286	58,532
Surplus note	165,351	150,000	–	165,351	–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	December 31, 2015
	Estimated Fair Value	Admitted Assets/ Liabilities	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term
investments, other than affiliates	$ 2,012,842	$ 2,012,842	$ –	$ 2,012,842	$ –
Short-term notes receivable from affiliates	278,771	278,771	–	278,771	–
Bonds	36,576,232	34,173,453	6,841,379	28,830,442	904,411
Preferred stocks, other than affiliates	97,770	99,103	–	97,770	–
Common stocks, other than affiliates	126,649	126,649	8,239	71	118,339
Mortgage loans on real estate	5,657,436	5,657,436	–	–	5,657,436
Other invested assets	152,140	133,087	–	142,831	9,309
Options	399,911	399,911	–	399,911	–
Interest rate swaps	668,643	543,001	–	646,960	21,683
Currency swaps	28,988	26,378	–	28,988	–
Credit default swaps	37,808	32,968	–	37,808	–
Equity swaps	155,735	155,735	–	155,735	–
Policy loans	649,738	649,738	–	649,738	–
Securities lending reinvested collateral	2,760,922	2,760,922	–	2,760,922	–
Receivable from parent, subsidiaries
and affiliates	59,963	59,963	–	59,963	–
Separate account assets	72,154,755	72,127,543	68,354,452	3,762,211	38,092

Liabilities
Investment contract liabilities	12,911,523	11,852,454	–	276,950	12,634,573
Short-term notes payable to affiliates	–	–	–	–	–
Options	178,638	178,638	–	178,638	–
Interest rate swaps	(484,994)	429,751	–	(520,103)	35,109
Currency swaps	38,722	46,656	–	38,722	–
Credit default swaps	13,862	27,180	–	13,862	–
Equity swaps	113,689	113,689	–	113,689	–
Payable to parent, subsidiaries
and affiliates	18,965	18,965	–	18,965	–
Separate account annuity liabilities	63,493,519	63,507,470	983	63,428,222	64,314
Surplus notes	164,418	150,000	–	164,418	–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables provide information about the Company's financial assets and liabilities measured at fair value as of December 31, 2016 and 2015:

	2016
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$ –	$ 1,124	$ –	$ 1,124
Industrial and miscellaneous	–	20,216	18,746	38,962
Hybrid securities	–	2,573	–	2,573
Total bonds	–	23,913	18,746	42,659
Preferred stock
Industrial and miscellaneous	–	–	3,153	3,153
Total preferred stock	–	–	3,153	3,153
Common stock
Mutual funds	761	–	–	761
Industrial and miscellaneous	1,144	–	192,928	194,072
Total common stock	1,905	–	192,928	194,833
Short-term investments
Government	–	598,723	–	598,723
Industrial and miscellaneous	–	820,579	–	820,579
Sweep accounts	–	16,604	–	16,604
Total short-term investments	–	1,435,906	–	1,435,906
Securities lending reinvested collateral	–	2,303,603	–	2,303,603
Derivative assets	–	813,180	3,930	817,110
Separate account assets	69,213,345	2,706,809	45,420	71,965,574
Total assets	$ 69,215,250	$ 7,283,411	$ 264,177	$ 76,762,838
Liabilities:
Derivative liabilities	$ –	$ 878,117	$ 362,903	$ 1,241,020
Separate account liabilities	1,996	871	–	2,867
Total liabilities	$ 1,996	$ 878,988	$ 362,903	$ 1,243,887

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	2015
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$ –	$ 1,094	$ –	$ 1,094
Industrial and miscellaneous	–	10,588	22,878	33,466
Total bonds	–	11,682	22,878	34,560
Common stock
Mutual funds	5,823	69	–	5,892
Industrial and miscellaneous	2,416	2	118,339	120,757
Total common stock	8,239	71	118,339	126,649
Short-term investments
Government	–	94,915	–	94,915
Industrial and miscellaneous	–	1,349,518	–	1,349,518
Mutual funds	–	526,117	–	526,117
Intercompany notes receivable	–	278,771	–	278,771
Sweep accounts	–	42,292	–	42,292
Total short-term investments	–	2,291,613	–	2,291,613
Securities lending reinvested collateral	–	2,760,922	–	2,760,922
Derivative assets	–	1,078,404	21,683	1,100,087
Separate account assets	68,338,600	2,670,280	32,569	71,041,449
Total assets	$ 68,346,839	$ 8,812,972	$ 195,469	$ 77,355,280
Liabilities:
Derivative liabilities	$ –	$ 670,145	$ 35,109	$ 705,254
Separate account liabilities	983	965	–	1,948
Total liabilities	$ 983	$ 671,110	$ 35,109	$ 707,202

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes.  Bonds classified in Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified in Level 3 is internally valued using significant unobservable inputs.

Common stocks classified in Level 3 are comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Short-term investments are classified as Level 2 and carried at amortized cost or fair value.  Because of the highly liquid nature of these assets, carrying amounts are used to approximate fair value when amortized cost is used.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of short-term investments.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

from exchange-traded derivatives, other OTC trades, or external pricing services.  Derivatives classified as Level 3 represent interest rate swaps calculated by simulation using a series of market-consistent inputs to model the dynamics of the swap.  The inputs are taken from market instruments to the extent that they exist.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

Transfers from Level 1 to Level 2 for separate account bonds were attributable to securities being valued using an index at December 31, 2015, subsequently changing to being valued using a different index during 2016.

Transfers from Level 1 to Level 2 for separate account common stock were attributable to securities being valued using third party vendor inputs at December 31, 2015, subsequently changing to being valued using external money manager statements during 2016.

Transfers from Level 2 to Level 1 for separate account common stock were attributable to securities being valued using external money managers at December 31, 2015, subsequently changing to being valued using third party vendor inputs during 2016.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2016 and 2015:

	Beginning			Total Gains	Total Gains
	Balance at	Transfers	Transfers	and (Losses)	and (Losses)
	January 1,	in	out	Included in	Included in
	2016	(Level 3)	(Level 3)	Net income (a)	Surplus (b)
Bonds
Government	$ –	$ –	$ –	$ (9)	$ 9
RMBS	1,439	–	1,428	(122)	116
Other	21,439	885	184	(2,852)	5,003
Preferred stock	–	–	–	512	(101)
Common stock	118,338	–	–	–	101
Derivatives	(13,426)	–	–	(189,403)	(348,382)
Separate account assets	32,569	5,578	9,142	15,896	81
Total	$ 160,359	$ 6,463	$ 10,754	$ (175,978)	$ (343,173)

					Ending Balance at
	Purchases	Issuances	Sales	Settlements	December 31, 2016
Bonds
Government	$ –	$ –	$ –	$ –	$ –
RMBS	–	–	–	5	–
Other	1,663	–	–	7,208	18,746
Preferred stock	3,254	–	–	512	3,153
Common stock	73,000	1,689	200	–	192,928
Derivatives	2,834	–	(80,527)	(108,876)	(358,974)
Separate account assets	1,520	–	–	1,082	45,420
Total	$ 82,271	$ 1,689	$ (80,327)	$ (100,069)	$ (98,727)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Beginning			Total Gains	Total Gains
	Balance at	Transfers	Transfers	and (Losses)	and (Losses)
	January 1,	in	out	Included in	Included in
	2015	(Level 3)	(Level 3)	Net income (a)	Surplus (b)
Bonds
Government	$ –	$ –	$ –	$ (11)	$ 11
RMBS	1,498	–	–	(371)	317
Other	21,156	14,483	3,846	(6,374)	(1,848)
Preferred stock	164	–	–	–	–
Common stock	118,061	–	–	(24)	281
Derivatives	90,924	–	–	–	(26,551)
Separate account assets	7,905	1,398	1,500	21,539	(220)
Total	$ 239,708	$ 15,881	$ 5,346	$ 14,759	$ (28,010)

					Ending Balance at
	Purchases	Issuances	Sales	Settlements	December 31, 2015
Bonds
Government	$ –	$ –	$ –	$ –	$ –
RMBS	–	–	–	5	1,439
Other	–	–	–	2,132	21,439
Preferred stock	–	–	–	164	–
Common stock	4,020	–	4,000	–	118,338
Derivatives	(63,114)	–	–	14,685	(13,426)
Separate account assets	4,245	–	–	798	32,569
Total	$ (54,849)	$ –	$ 4,000	$ 17,784	$ 160,359

(a) Recorded as a component of Net Realized Capital Gains/Losses on Investments in the Statements
of Operations
(b) Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of
Changes in Capital and Surplus

The Company's policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

Transfers in for bonds were the result of a security being carried at amortized cost at December 31, 2015 and 2014, subsequently changing to being carried at fair value during 2016 and 2015.  In addition, transfers in for bonds were attributable to a security being valued using third-party vendor input at December 31, 2014, subsequently changing to being valued using a stale price during 2015.

Transfers out for bonds were the result of a security being carried at fair value at December 31, 2015 and 2014, subsequently changing to being carried at amortized cost during 2016 and 2015.

Transfers in for separate account assets were attributable to securities being valued using third party vendor inputs at December 31, 2015 and 2014, subsequently changing to being valued using broker quotes during 2016 and 2015.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Transfers out for separate account assets were attributable to securities being valued using a stale price at December 31, 2015 and 2014, subsequently changing to being valued using third party vendor inputs during 2016 and 2015.  In addition, transfers out for separate account assets were attributable to securities being valued using broker quotes at December 31, 2015, subsequently changing to being valued using third party vendor inputs during 2016.

Non-recurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell.  As of December 31, 2016, the Company has several parcels of land that are held for sale.  Therefore, these properties are carried at fair value less cost to sell, which amounts to $8,570. Two parcels of land have a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2016.

The Company also had parcels of land that were held for sale as of December 31, 2015.  Fair value less cost to sell of these properties was $8,570. Two parcels of land had a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2015.

Fair value was determined by utilizing an external appraisal following the sales comparison approach.  The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

5. Investments

The carrying amount and estimated fair value of investments in bonds and preferred stock were as follows:

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2016
Unaffiliated bonds:
United States Government and
agencies	$ 7,909,126	$ 480,225	$ –	$ 276,098	$ 8,113,253
State, municipal and other
government	846,024	38,500	9,136	11,920	863,468
Hybrid securities	463,953	21,551	26,842	2,308	456,354
Industrial and miscellaneous	22,672,674	2,963,306	81,739	140,208	25,414,034
Mortgage and other asset-backed
securities	6,735,275	298,695	74,418	63,243	6,896,309
	38,627,052	3,802,277	192,135	493,777	41,743,418
Unaffiliated preferred stocks	95,547	3,771	4,802	190	94,325
	$ 38,722,599	$3,806,048	$ 196,937	$ 493,967	$ 41,837,743

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2015
Unaffiliated bonds:
United States Government and
agencies	$ 5,987,562	$ 499,532	$ 53	$ 106,422	$ 6,380,619
State, municipal and other
government	848,372	44,220	4,395	18,989	869,208
Hybrid securities	363,526	20,787	21,966	6,216	356,131
Industrial and miscellaneous	20,933,595	2,289,579	171,562	320,604	22,731,008
Mortgage and other asset-backed
securities	5,976,648	356,869	134,130	23,871	6,175,516
	34,109,703	3,210,987	332,106	476,102	36,512,482
Unaffiliated preferred stocks	99,103	4,880	5,351	862	97,770
	$ 34,208,806	$ 3,215,867	$ 337,457	$ 476,964	$ 36,610,252

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 326 and 364 securities with a carrying amount of $1,905,967 and $2,234,787, and an unrealized loss of $196,937 and $337,457 with an average price of 89.7 and 84.9 (fair value/amortized cost).  Of this portfolio, 66.2% and 71.8% were investment grade with associated unrealized losses of $105,393 and $191,342, respectively.

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 1,128 and 1,081 securities with a carrying amount of $10,886,803 and $9,043,827 and an unrealized loss of $493,967 and $476,964 with an average price of 95.5 and 94.7 (fair value/amortized cost).  Of this portfolio, 96.4% and 91.8% were investment grade with associated unrealized losses of $471,156 and $394,702, respectively.

At December 31, 2016 and 2015, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 0 and 2 securities with a cost of $0 and $1 and an unrealized loss of $0 and $1 with an average price of 0.0% and 4.8% (fair value/cost).

At December 31, 2016 and 2015, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 4 and 3 securities with a cost of $2,020 and $476 and an unrealized loss of $294 and $20 with an average price of 85.5 and 95.7 (fair value/cost).

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2016 and 2015 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2016

Unaffiliated bonds:
United States Government and agencies	$ –	$ 3,765,738	$ 3,765,738
State, municipal and other government	49,698	290,257	339,955
Hybrid securities	107,667	65,108	172,775
Industrial and miscellaneous	856,096	3,754,485	4,610,581
Mortgage and other asset-backed securities	673,363	2,512,512	3,185,875
	1,686,824	10,388,100	12,074,924
Unaffiliated preferred stocks	22,207	4,736	26,943
Unaffiliated common stocks	–	1,726	1,726
	$ 1,709,031	$ 10,394,562	$ 12,103,593

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2015

Unaffiliated bonds:
United States Government and agencies	$ 3,105	$ 2,247,989	$ 2,251,094
State, municipal and other government	40,402	323,866	364,268
Hybrid securities	96,946	41,249	138,195
Industrial and miscellaneous	825,390	4,376,512	5,201,902
Mortgage and other asset-backed securities	910,509	1,562,131	2,472,640
	1,876,352	8,551,747	10,428,099
Unaffiliated preferred stocks	20,978	15,115	36,093
Unaffiliated common stocks	–	456	456
	$ 1,897,330	$ 8,567,318	$ 10,464,648

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The carrying amount and estimated fair value of bonds at December 31, 2016, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Carrying	Fair
	Amount	Value
Due in one year or less	$ 1,325,277	$ 1,348,424
Due after one year through five years	6,849,253	7,221,046
Due after five years through ten years	5,069,295	5,472,967
Due after ten years	18,647,952	20,804,672
	31,891,777	34,847,109
Mortgage and other asset-backed securities	6,735,275	6,896,309
	$ 38,627,052	$ 41,743,418

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

As of December 31, 2016, the Company's portfolio had Treasury investments in an unrealized loss position which had a fair value of $3,759,864, with a carrying value of $4,035,873, resulting in a gross unrealized loss of $276,009. All of the issuers in the sector continue to make payments in accordance with the original bond agreements. Fair value changes are driven by interest rate movements.

The following structured notes were held at December 31, 2016:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
44965TAA5	$ 11,561	$ 11,074	$ 11,566	NO
G52836AB2	10,050	10,310	10,050	NO
912810QV3	14,974	14,392	15,722	NO
912810RA8	772,522	873,726	809,956	NO
912810RL4	1,195,281	1,225,476	1,222,583	NO
Total	$ 2,004,388	$ 2,134,978	$ 2,069,877

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following table provides the number of 5* securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of	Book / Adjusted
	5* Securities	Carrying Value	Fair Value
December 31, 2016
Bonds, amortized cost	2	$14,644	$14,473
Loan-backed and structured
securities, amortized cost	1	432	430
Preferred stock, amortized cost	0	–	–
Preferred stock, fair value	0	–	–
Total	3	$15,076	$14,903

December 31, 2015
Bonds, amortized cost	2	$8,868	$8,564
Loan-backed and structured
securities, amortized cost	0	–	–
Preferred stock, amortized cost	0	–	–
Preferred stock, fair value	2	–	–
Total	4	$8,868	$8,564

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis during the years ended December 31, 2016 and December 31, 2015 respectively. During 2016 there was $27,182 of loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, and none during 2015.

	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2016

OTTI recognized 1st quarter:
Intent to sell	$ –	$ –	$ –	$ –
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	–	–	–	–
Total 1st quarter OTTI on loan-backed securities	–	–	–	–

OTTI recognized 2nd quarter:
Intent to sell	–	–	–	–
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	–	–	–	–
Total 2nd quarter OTTI on loan-backed securities	–	–	–	–

OTTI recognized 3rd quarter:
Intent to sell	–	–	–	–
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	27,182	–	2,892	24,290
Total 3rd quarter OTTI on loan-backed securities	27,182	–	2,892	24,290

OTTI recognized 4th quarter:
Intent to sell	–	–	–	–
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	–	–	–	–
Total 4th quarter OTTI on loan-backed securities	–	–	–	–

Aggregate total	$ 27,182	$ –	$ 2,892	$ 24,290

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2014

OTTI recognized 1st quarter:
Intent to sell	$ –	$ –	$ –	$ –
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	–	–	–	–
Total 1st quarter OTTI on loan-backed securities	–	–	–	–

OTTI recognized 2nd quarter:
Intent to sell	–	–	–	–
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	–	–	–	–
Total 2nd quarter OTTI on loan-backed securities	–	–	–	–

OTTI recognized 3rd quarter:
Intent to sell	–	–	–	–
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	–	–	–	–
Total 3rd quarter OTTI on loan-backed securities	–	–	–	–

OTTI recognized 4th quarter:
Intent to sell	17,618	1,513	–	16,105
Inability or lack of intent to retain the investment in
the security for a period of time sufficient to
recover the amortized cost basis	–	–	–	–
Total 4th quarter OTTI on loan-backed securities	17,618	1,513	–	16,105

Aggregate total	$ 17,618	$ 1,513	$ –	$ 16,105

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company's cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security's effective yield.

	Amortized Cost Before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2016
1st quarter present value of cash
flows expected to be less than
the amortized cost basis	$ 90,669	$ 7,850	$ 82,819	$ 75,187
2nd quarter present value of cash
flows expected to be less than
the amortized cost basis	7,387	2,482	4,905	4,587
3rd quarter present value of cash
flows expected to be less than
the amortized cost basis	57,816	6,951	50,865	47,445
4th quarter present value of cash
flows expected to be less than
the amortized cost basis	3,481	38	3,443	3,454
Aggregate total	$ 159,353	$ 17,321	$ 142,032	$ 130,673

	Amortized Cost Before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2015
1st quarter present value of cash
flows expected to be less than
the amortized cost basis	$ 118,794	$ 2,778	$ 116,016	$ 101,780
2nd quarter present value of cash
flows expected to be less than
the amortized cost basis	90,459	4,180	86,279	75,094
3rd quarter present value of cash
flows expected to be less than
the amortized cost basis	50,862	2,928	47,934	40,960
4th quarter present value of cash
flows expected to be less than
the amortized cost basis	17,193	542	16,651	9,769
Aggregate total	$ 277,308	$ 10,428	$ 266,880	$ 227,603

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Amortized Cost Before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2014
1st quarter present value of cash
flows expected to be less than
the amortized cost basis	$ 91,982	$ 3,445	$ 88,537	$ 55,150
2nd quarter present value of cash
flows expected to be less than
the amortized cost basis	268,462	4,854	263,608	212,608
3rd quarter present value of cash
flows expected to be less than
the amortized cost basis	459,548	46,113	413,435	325,095
4th quarter present value of cash
flows expected to be less than
the amortized cost basis	95,282	4,776	90,506	83,684
Aggregate total	$ 915,274	$ 59,188	$ 856,086	$ 676,537

The following loan-backed and structured securities were held at December 31, 2016, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
07402PAJ2	$ 17,443	$ 17,230	$ 213	$ 17,230	$ 16,972	1Q 2016
24763LDE7	535	461	74	461	465	1Q 2016
35729PPC8	347	210	137	210	178	1Q 2016
70557RAB6	13,595	12,123	1,472	12,123	6,989	1Q 2016
759676AJ8	3,749	3,651	98	3,651	3,391	1Q 2016
75970JAJ5	2,821	2,693	128	2,693	2,485	1Q 2016
75970QAH3	3,712	3,550	161	3,551	3,306	1Q 2016
75971EAF3	3,612	3,446	167	3,445	3,006	1Q 2016
759950GY8	4,619	4,530	89	4,530	4,129	1Q 2016
83611MMM7	2,113	2,031	82	2,031	1,675	1Q 2016
75970QAD2	3,423	3,399	24	3,399	3,096	1Q 2016
150324AC5	34,700	29,495	5,205	29,495	29,495	1Q 2016
61751NAM4	2,713	611	2,101	612	600	2Q 2016
36298JAA1	4,674	4,293	381	4,293	3,987	2Q 2016
14984WAA8	2,325	2,153	172	2,153	1,872	3Q 2016
70557RAB6	9,322	7,795	1,527	7,795	5,222	3Q 2016
759950GA0	3,646	3,618	28	3,618	3,596	3Q 2016
126380AB0	12,381	12,212	169	12,212	12,333	3Q 2016
150324AC5	27,182	24,290	2,892	24,290	24,290	3Q 2016
52108HYQ1	2,960	798	2,163	797	132	3Q 2016
759676AJ8	3,481	3,443	38	3,443	3,454	4Q 2016
			$ 17,321

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2016 and 2015 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2016
The aggregate amount of unrealized losses	$ 74,418	$ 86,409
The aggregate related fair value of securities with unrealized losses	673,363	2,548,835

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2015
The aggregate amount of unrealized losses	$158,836	$24,176
The aggregate related fair value of securities with unrealized losses	939,458	1,566,481

Detail of net investment income is presented below:

	Year Ended December 31
	2016	2015	2014
Income:
Bonds	$ 1,790,692	$ 1,727,340	$ 1,791,926
Preferred stocks	6,141	6,639	8,542
Common stocks	13,474	3,836	29,486
Mortgage loans on real estate	284,532	314,903	350,497
Real estate	22,698	20,264	18,039
Policy loans	41,872	44,072	46,233
Cash, cash equivalents and
short-term investments	15,064	6,597	3,115
Derivatives	221,031	256,287	183,316
Other invested assets	171,225	47,823	26,216
Other	26,591	33,364	17,290
Gross investment income	2,593,320	2,461,125	2,474,660
Less investment expenses	139,501	134,003	115,006
Net investment income	$ 2,453,819	$ 2,327,122	$ 2,359,654

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2016	2015	2014

Proceeds	$ 10,076,310	$ 12,197,993	$ 7,606,211

Gross realized gains	$ 155,810	$ 180,050	$ 403,590
Gross realized losses	(117,345)	(158,916)	(83,674)
Net realized capital gains	$ 38,465	$ 21,134	$ 319,916

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2016, 2015 and 2014 of $40,319, $13,947 and $80,230, respectively.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2016	2015	2014

Bonds	$ (48,223)	$ (6,233)	$ 241,065
Preferred stocks	933	10,119	(801)
Common stocks	885	(1,640)	302
Mortgage loans on real estate	145	(16,141)	(5,749)
Real estate	(3,377)	(3,356)	12,395
Cash, cash equivalents and short-term investments	133	2	6
Derivatives	(185,514)	(455,642)	255,580
Other invested assets	(148,597)	140,574	234,758
Other	4,829	–	8
	(378,786)	(332,317)	737,564
Federal income tax effect	(5,234)	(51,585)	(120,545)
Transfer from (to) interest maintenance reserve	75,312	39,581	(327,736)
Net realized capital (losses) gains on investments	$ (308,708)	$ (344,321)	$ 289,283
At December 31, 2016 and 2015, the Company had no investments in restructured securities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2016	2015	2014

Bonds	$ 87,348	$ (34,438)	$ 37,229
Preferred stocks	(102)	15	(15)
Common stocks	95	(1,898)	(33,879)
Affiliated entities	412,879	141,897	139,410
Mortgage loans on real estate	149	6,123	(6,676)
Cash, cash equivalents and short-term investments	(131)	–	–
Derivatives	(858,670)	41,311	785,644
Other invested assets	475,672	(82,489)	(10,680)
Change in unrealized capital gains/losses, before taxes	117,240	70,521	911,033
Taxes on unrealized capital gains/losses	(202,078)	10,105	(19,971)
Change in unrealized capital gains/losses, net of tax	$ (84,838)	$ 80,626	$ 891,062

The credit qualities of mortgage loans by type of property for the year ended December 31, 2016 were as follows:

	Farm	Commercial	Mezzanine	Total
AAA - AA	$ –	$ 3,418,276	$ –	$ 3,418,276
A	68,833	1,832,506	–	1,901,339
BBB	–	255,494	–	255,494
BB	–	58,846	–	58,846
B	9,024	–	–	9,024
	$ 77,857	$ 5,565,122	$ –	$ 5,642,979

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan.  The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value.  The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible.  Information supporting the credit risk rating process is updated at least annually.

During 2016, the Company issued mortgage loans with a maximum interest rate of 8.71% and a minimum interest rate of 3.00% for commercial loans.  The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2016 at the time of origination was 91%.  During 2015, the Company issued mortgage loans with a maximum interest rate of 4.59% and a minimum interest rate of 3.50% for commercial loans.  The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2015 at the time of origination was 75%.  During 2014, the Company issued mortgage loans with a maximum interest rate of 7.00% and a minimum interest rate of 3.55% for commercial loans. The maximum

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2014 at the time of origination was 79%.

During 2016, the Company did not reduce the interest rate on any outstanding mortgage loans. During 2015, the Company reduced the interest rate by 1.6% on two outstanding mortgage loan with statement value of $24,214.  During 2014, the Company reduced the interest rate by 2.0% on one outstanding mortgage loan with statement value of $2,163.

The following tables provide the age analysis of mortgage loans aggregated by type:

			Residential		Commercial
		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2016
Recorded Investment (All)
(a)	Current	$ 77,857	$ –	$ –	$ –	$ 5,565,122	$ –	$ 5,642,979
(b)	30-59 Days Past Due	–	–	–	–	–	–	–
(c)	60-89 Days Past Due	–	–	–	–	–	–	–
(d)	90-179 Days Past Due	–	–	–	–	–	–	–
(e)	180+ Days Past Due	–	–	–	–	–	–	–

			Residential		Commercial
		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2015
Recorded Investment (All)
(a)	Current	$ 64,068	$ –	$ –	$ –	$ 5,220,578	$ 73,729	$ 5,358,375
(b)	30-59 Days Past Due	–	–	–	–	–	–	–
(c)	60-89 Days Past Due	–	–	–	–	–	–	–
(d)	90-179 Days Past Due	–	–	–	–	–	–	–
(e)	180+ Days Past Due	–	–	–	–	6,293	–	6,293

At December 31, 2016, no mortgage loans were non-income producing, and at December 31, 2015, two mortgage loans with a carrying value of $6,293 were non-income producing for the previous 180 days.  There was no accrued interest related to these mortgage loans at December 31, 2016 or 2015.  The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents.  The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2016 and 2015 there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2016 and 2015, respectively, the Company held $6,077 and $6,347 in impaired loans with related allowance for credit losses of $1,421 and $1,570. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2016 and 2015, respectively.  The average recorded investment in impaired loans during 2016 and 2015 was $9,820 and $30,884, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2016	2015	2014

Balance at beginning of period	$ 1,569	$ 7,693	$ 1,017
Additions, net charged to operations	174	7,225	11,962
Recoveries in amounts previously charged off	(322)	(13,349)	(5,286)
Balance at end of period	$ 1,421	$ 1,569	$ 7,693

The following table provides the aggregate amount of mortgage loans derecognized as a result of foreclosure and the collateral recognized:

		Year Ended December 31
	2016		2015

Aggregate amount of mortgage loans derecognized		$10,522		$25,693
Real estate collateral recognized		10,543		25,693
Other collateral recognized		–		–
Receivables recognized from a government guarantee of
the foreclosed mortgage loan		–		–

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms.  Interest income on nonperforming loans generally is recognized on a cash basis.  For the years ended December 31, 2016, 2015 and 2014, respectively, the Company recognized $677, $92 and $1,924 of interest income on impaired loans. Interest income of $786, $289 and $1,759, respectively, was recognized on a cash basis for the years ended December 31, 2016, 2015 and 2014.

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $7,500, $3,356 and $112 were taken on real estate in 2016, 2015 and 2014, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statements of operations. The Company disposed of one property during 2016, none in 2015, and multiple properties during 2014 resulting in a realized gains of $4,123, $0, and $2,446, respectively.

At December 31, 2016 and 2015, the Company held a mortgage loan loss reserve in the AVR of $53,388 and $54,414, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company's mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2016	2015		2016	2015

Pacific	25%	27%	Apartment	38%	33%
South Atlantic	21	20	Retail	24	26
Middle Atlantic	18	17	Office	21	22
Mountain	9	11	Industrial	11	12
W. North Central	8	7	Other	3	4
E. North Central	7	7	Medical	2	2
W. South Central	7	7	Agricultural	1	1
E. South Central	4	3
New England	1	1

At December 31, 2016, 2015 and 2014, the Company had mortgage loans with a total net admitted asset value of $81,895, $86,311 and $88,002, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring.  There were no realized losses during the years ended December 31, 2016, 2015 and 2014 related to such restructurings.  At December 31, 2016 and 2015 there was one commitment for $3,000 to lend additional funds to debtors owing receivables

During 2016, the Company recorded impairments of $4,971 for its investment in Prudential Capital Partners II, L.P.;  $4,537 for its investment in Falcon Mezzanine Partners II, L.P.; $2,298 for its investment in VSS Communications Partners IV, L.P.; $7,560 for its investment in WLR Recovery Fund III, L.P.;  $2,819 for its investment in Carlyle Partners IV, L.P.; $10,478 for its investment in Apollo Investment Fund VI, L.P.; $4,216 for its investment in Vintage III L.P.; $3,003 for its investment in Metalmark Capital Partners L.P.; $2,411 for its investment in PineBridge PEP IV Co-Investment, L.P; $12,610 for its investment in Invenergy Wind LLC. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated.  These write-downs are included in net realized capital gains (losses) within the statement of operations.

During 2015, the Company recorded impairments of $6,269 for its investment in PineBridge Global Emerging Markets Partners, LLC.  The impairments were taken because the decline in fair value of the funds was deemed to be other-than-temporary and a recovery in value from the remaining underlying investments in the funds was not anticipated.  These write-downs are included in net realized capital gains (losses) within the statement of operations.

During 2014, the Company did not recognize any impairment write down for its investments in joint ventures, partnerships and limited liability companies.

At December 31, 2016, the Company had ownership interests in fifty-two LIHTC investments.  The remaining years of unexpired tax credits ranged from one to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

one to seventeen years.  The amount of contingent equity commitments expected to be paid during the years 2017 to 2029 is $48,742.  LIHTC tax credits recognized during 2016 was $6,423.  There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2015, the Company had ownership interests in forty-six LIHTC investments.  The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years.  The amount of contingent equity commitments expected to be paid during the years 2016 to 2029 is $8,611.  There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2016 and 2015:

December 31, 2016
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$ 1,332	$ 9,000
Economic Redevelopment and Growth Tax Credits	NJ	4,669	15,497
Total		$ 6,001	$ 24,497

December 31, 2015
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$ 1,332	$ 9,000
Economic Redevelopment and Growth Tax Credits	NJ	936	16,847
Total		$ 2,268	$ 25,847

*The unused amount reflects credits that the Company deems will be realizable in the period from 2017 to 2025.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits.  The Company had no impairment losses related to state transferable tax credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty.  If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities).  Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

	2016	2015
Fair value - positive	$ 1,803,598	$ 2,329,060
Fair value - negative	(1,497,706)	(897,891)

At December 31, 2016 and 2015, the Company has recorded $(591,186) and $272,952, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting, which is recorded directly to unassigned surplus as an unrealized gain (loss).   The Company did not recognize any unrealized gains or losses during 2016, 2015 and 2014 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 27 years for forecasted hedge transactions.  At December 31, 2016 and 2015, none of the Company's cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.  As of December 31, 2016 and 2015, the Company has accumulated deferred gains in the amount of $30,231 and $48,182, respectively, related to the termination of swaps that were hedging forecasted transactions.  It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.

Summary of realized gain/(losses) by derivative type for year-end December 31, is as follows:

	2016	2015	2014
Options:
Calls	$ 1,524	$ 7,014	$ -
Puts	10,700	25,396	-
Total options	$ 12,224	$ 32,410	$ -
Swaps:
Interest rate	$ 642,433	$ (187,530)	$ 377,414
Credit	3,046	(278)	(472)
Foreign exchange	(2,959)	-	-
Total return	(510,883)	(324,480)	(363,166)
Total swaps	$ 131,637	$ (512,288)	$ 13,776
Futures - net positions	(337,977)	20,012	241,804
Argentina warrants	-	4,225	-
Lehman settlements	1,241	1,590	-
Total realized gains/(losses)	$ (192,875)	$ (454,051)	$ 255,580

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Fair value of replicated assets and credit default swaps (as underlying), as of December 31, is as follows:

	Year Ended December 31
	2016	2015	2014
Replicated assets	$ 4,576,931	$ 4,726,248	$ 4,158,940
Credit default	(32,317)	(95,069)	(85,230)

Capital gains/(losses) related to credit swap transactions, which are primiarly of replicated transactions), as of December 31, is as follows:

	Year Ended December 31
	2016	2015	2014
Capital gains/(losses)	$ 3,046	$ (278)	$ (472)

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps.  As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap.  If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

As of December 31, 2016, credit default swaps, used in replicating corporate bonds are as follows:

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
43289,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	$ 10,000	16
43290,SWAP, USD 1 / (USD 0), :US46513E5Y48	3/20/2017	10,000	18
43291,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	16
43292,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	15,000	23
43293,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	10,000	19
43294,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	19
43295,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	10,000	15
43296,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	10,000	14
43297,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	15,000	24
43298,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	15,000	23
43300,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	15,000	28
43309,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	15,000	23
51402,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	16
43313,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	15,000	31
43314,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	10,000	15
43315,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	15,000	28
43317,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	19
51282,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	16
43320,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	5,000	7
43325,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	19
43326,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	10,000	15
43333,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	10,000	14
51283,SWAP, USD 1 / (USD 0), :US475070AD04	6/20/2017	25,000	100
51403,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2017	25,000	104
51404,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2017	25,000	104
47290,SWAP, USD 1 / (USD 0), :US141781AC86	6/20/2017	10,000	42
47291,SWAP, USD 1 / (USD 0), :US141781AC86	6/20/2017	5,000	21
47292,SWAP, USD 1 / (USD 0), :US42217KAL08	6/20/2017	10,000	39
43366,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	20,000	87
43368,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	20,000	87
57600,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	26,000	113
51284,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	20,000	87
47293,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	25,000	109
43383,SWAP, USD 1 / (USD 0), :XS0203685788	6/20/2017	10,000	34
43384,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2017	10,000	34
43387,SWAP, USD 1 / (USD 0), :US731011AN26	6/20/2017	8,000	28
43602,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	10,600	57
43604,SWAP, USD 1 / (USD 0), :US88322LAA70	9/20/2017	5,100	30
51211,SWAP, USD 1 / (USD 0), :US715638AP79	9/20/2017	9,000	47
43626,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	9,500	39
45879,SWAP, USD 1 / (USD 0), :US731011AN26	12/20/2017	15,000	103

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

46819,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2017	5,000	27
58913,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2017	10,000	67
46831,SWAP, USD 1 / (USD 0), :US88322LAA70	12/20/2017	10,000	77
46845,SWAP, USD 1 / (USD 0), :US46513E5Y48	12/20/2017	10,000	79
46951,SWAP, USD 1 / (USD 0), :US534187AX79	12/20/2017	10,000	82
46958,SWAP, USD 1 / (USD 0), :US416515AV66	12/20/2017	10,000	84
47855,SWAP, USD 1 / (USD 0), :US084664BN03	12/20/2017	10,000	77
47856,SWAP, USD 1 / (USD 0), :US416515AV66	12/20/2017	20,000	167
47859,SWAP, USD 1 / (USD 0), :US101137AG20	12/20/2017	20,000	179
47866,SWAP, USD 5 / (USD 0), :US345370BX76	12/20/2017	20,000	924
47867,SWAP, USD 1 / (USD 0), :US94973VAM90	12/20/2017	20,000	171
48247,SWAP, USD 1 / (USD 0), :US59156RAX61	12/20/2017	20,000	159
51440,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	20,000	173
51405,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	25,000	216
48458,SWAP, USD 5 / (USD 0), :US345370BX76	12/20/2017	25,000	1,155
48774,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	12,500	108
51287,SWAP, USD 1 / (USD 0), :US101137AG20	12/20/2017	25,000	224
51406,SWAP, USD 1 / (USD 0), :US94973VAM90	12/20/2017	25,000	214
51407,SWAP, USD 1 / (USD 0), :US084664BN03	12/20/2017	20,000	153
51288,SWAP, USD 5 / (USD 0), :US345370BX76	12/20/2017	10,000	462
50040,SWAP, USD 1 / (USD 0), :US29250RAC07	12/20/2017	10,000	35
53125,SWAP, USD 1 / (USD 0), :US29250RAC07	3/20/2018	10,000	35
52960,SWAP, USD 1 / (USD 0), :US96950HAD26	3/20/2018	10,000	64
53667,SWAP, USD 1 / (USD 0), :US59156RAX61	3/20/2018	20,000	195
53716,SWAP, USD 1 / (USD 0), :US55616XAA54	3/20/2018	20,000	185
53805,SWAP, USD 1 / (USD 0), :US55616XAA54	3/20/2018	10,000	93
54724,SWAP, USD 1 / (USD 0), :US836205AJ33	3/20/2018	10,000	78
55126,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2018	7,100	77
55142,SWAP, USD 1 / (USD 0), :US46513E5Y48	3/20/2018	3,000	29
55297,SWAP, USD 1 / (USD 0), :US836205AJ33	3/20/2018	10,000	78
57866,SWAP, USD 1 / (USD 0), :US74432QAY17	6/20/2018	10,000	118
60222,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2018	10,000	118
64235,SWAP, USD 1 / (USD 0), :US925524AU41	9/20/2020	10,000	214
64236,SWAP, USD 1 / (USD 0), :US984121BW26	9/20/2020	20,000	68
64238,SWAP, USD 1 / (USD 0), :US55616XAA54	9/20/2020	10,000	(32)
64593,SWAP, USD 1 / (USD 0), :US416515AV66	9/20/2020	20,000	376
65753,SWAP, USD 1 / (USD 0), :US984121BW26	9/20/2020	20,000	68
65755,SWAP, USD 1 / (USD 0), :US428236AM52	9/20/2020	15,000	183
94986,SWAP, USD 5 / (USD 0), :US629377BG69	12/20/2017	4,000	174
94987,SWAP, USD 5 / (USD 0), :US85375CAW10	12/20/2017	4,000	183
94988,SWAP, USD 5 / (USD 0), :US459745GF62	12/20/2017	4,000	181
94990,SWAP, USD 5 / (USD 0), :US428040CD99	12/20/2017	4,000	159
94992,SWAP, USD 5 / (USD 0), :US911365AX24	12/20/2017	3,500	163
93528,SWAP, USD 1 / (USD 0), :US260543BJ10	12/20/2020	9,500	153
76131,SWAP, USD 1 / (USD 0), :US455780AU06	3/20/2019	5,000	33
76147,SWAP, USD 1 / (USD 0), :US718286AP29	3/20/2019	5,000	59
76203,SWAP, USD 1 / (USD 0), :US455780AU06	3/20/2019	5,000	33
76204,SWAP, USD 1 / (USD 0), :US718286AP29	3/20/2019	5,000	59
76205,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2019	5,000	43

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

76206,SWAP, USD 1 / (USD 0), :US836205AN45	3/20/2019	5,000	22
76207,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2019	5,000	81
78319,SWAP, USD 5 / (USD 0), :US459745GF62	6/20/2019	10,000	1,038
78318,SWAP, USD 5 / (USD 0), :US125581GL68	6/20/2019	10,000	1,043
78182,SWAP, USD 5 / (USD 0), :US125581GL68	6/20/2019	5,000	521
78184,SWAP, USD 5 / (USD 0), :US125581GL68	6/20/2019	10,000	1,043
78303,SWAP, USD 5 / (USD 0), :DE000A0TKUU3	6/20/2019	10,000	1,130
78347,SWAP, USD 1 / (USD 0), :US23331ABF57	6/20/2019	22,000	292
80205,SWAP, USD 5 / (USD 0), :XS0356705219	6/20/2019	20,000	1,694
93896,SWAP, USD 1 / (USD 0), :US105756AL40	12/20/2019	10,000	(149)
102612,SWAP, USD 1 / (USD 0), :US00163MAB00	3/20/2020	15,000	179
109652,SWAP, USD 1 / (USD 0), :US40414LAA70	3/20/2020	15,000	(8)
102633,SWAP, USD 1 / (USD 0), :US635405AQ61	3/20/2020	10,000	214
120684,SWAP, USD 1 / (USD 0), :US91086QAW87	3/20/2020	10,000	0
102864,SWAP, USD 1 / (USD 0), :US465410AH18	3/20/2020	15,000	(127)
102758,SWAP, USD 1 / (USD 0), :US042735AL41	3/20/2020	15,000	321
103144,SWAP, USD 1 / (USD 0), :US68268NAF06	3/20/2020	7,000	(24)
103050,SWAP, USD 5 / (USD 0), :US37045VAC46	3/20/2020	20,000	2,522
103278,SWAP, USD 1 / (USD 0), :ES0413900384	3/20/2020	50,000	217
103292,SWAP, USD 1 / (USD 0), :US902494AT07	3/20/2020	30,000	589
103592,SWAP, USD 1 / (USD 0), :US055450AG50	3/20/2020	10,000	107
103617,SWAP, USD 1 / (USD 0), :US055450AG50	3/20/2020	20,000	215
109186,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	4,000	(133)
109189,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	6,500	(217)
109217,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	4,000	(14)
109218,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,500	(12)
109220,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	4,000	(14)
109221,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,500	(12)
109224,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	4,000	(14)
109225,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,500	(12)
109356,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	4,000	43
109358,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	3,500	37
109542,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	4,200	17
109543,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	3,400	14
109551,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	2,100	9
109552,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,700	7
109548,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,000	21
109549,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,750	19
109644,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	3,670	(40)
109646,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	3,670	(40)
109686,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	3,660	(40)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

110508,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	2,100	9
110509,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,700	7
110618,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,000	21
110619,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,750	19
111119,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,000	21
111120,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,750	19
111123,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	2,100	9
111124,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,700	7
110852,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,000	21
110853,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,750	19
111717,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	6,000	(200)
111727,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,000	(10)
111730,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	3,000	(100)
111733,SWAP, USD 1 / (USD 0), :US836205AN45	6/20/2020	3,000	(45)
111736,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	3,000	(79)
111742,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,000	(10)
111828,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	3,000	32
111840,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2020	3,000	(8)
111843,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	3,000	(10)
111896,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	3,000	(100)
112136,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	6,000	13
112139,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	3,000	(79)
112151,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	3,000	(100)
112226,SWAP, USD 1 / (USD 0), :USY6826RAA06	9/20/2020	6,000	(5)
112229,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	4,400	9
112250,SWAP, USD 5 / (USD 0), :US345370BX76	9/20/2020	12,500	1,775
112251,SWAP, USD 5 / (USD 0), :US345370BX76	9/20/2020	12,500	1,775
112252,SWAP, USD 5 / (USD 0), :US37045VAD29	9/20/2020	12,500	1,715
112255,SWAP, USD 5 / (USD 0), :US37045VAD29	9/20/2020	12,500	1,715
112257,SWAP, USD 1 / (USD 0), :US42217KAT34	9/20/2020	7,500	38
112258,SWAP, USD 1 / (USD 0), :US42217KAT34	9/20/2020	7,500	38
112259,SWAP, USD 1 / (USD 0), :US00163MAB00	9/20/2020	7,500	65
112260,SWAP, USD 1 / (USD 0), :US00163MAB00	9/20/2020	7,500	65
112302,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	3,000	(16)
112326,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	3,000	(16)
112358,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	3,000	(33)
112429,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	3,000	6
113045,SWAP, USD 1 / (USD 0), :XS0254035768	9/20/2020	20,000	3
113265,SWAP, USD 1 / (USD 0), :DE000DB5DCW6	9/20/2020	25,000	(1,840)
113396,SWAP, USD 1 / (USD 0), :US88322KAC53	9/20/2020	3,000	47
113435,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	3,000	(16)
115815,SWAP, USD 1 / (USD 0), :US260543BJ10	9/20/2020	15,000	254
115827,SWAP, USD 1 / (USD 0), :US42217KAT34	9/20/2020	5,000	26
116038,SWAP, USD 1 / (USD 0), :ES0413900384	9/20/2020	13,335	14
116754,SWAP, USD 1 / (USD 0), :US195325BB02	9/20/2020	10,000	(65)
116755,SWAP, USD 1 / (USD 0), :US715638AP79	9/20/2020	10,000	94
116933,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	5,700	12

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

119228,SWAP, USD 1 / (USD 0), :US712219AG90	9/20/2020	15,000	68
119231,SWAP, USD 1 / (USD 0), :US168863AV04	9/20/2020	10,000	136
119422,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	10,000	21
119572,SWAP, USD 1 / (USD 0), :US168863AV04	9/20/2020	5,000	68
119599,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	5,000	(26)
119956,SWAP, USD 1 / (USD 0), :US712219AG90	9/20/2020	5,000	23
120467,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	5,000	(2)
120468,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	10,000	(4)
120565,SWAP, USD 1 / (USD 0), :US718286AP29	12/20/2020	10,000	74
120745,SWAP, USD 1 / (USD 0), :US718286AP29	12/20/2020	5,000	37
120673,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	5,000	(2)
120951,SWAP, USD 1 / (USD 0), :CDX-NAIGS25V1-5Y	12/20/2020	50,000	809
120962,SWAP, USD 1 / (USD 0), :US534187AX79	12/20/2020	20,000	163
121009,SWAP, USD 1 / (USD 0), :US59156RAX61	12/20/2020	30,000	377
121131,SWAP, USD 1 / (USD 0), :CDX-NAIGS25V1-5Y	12/20/2020	50,000	809
127386,SWAP, USD 1 / (USD 0), :US149123BZ39	12/20/2020	5,000	109
127387,SWAP, USD 1 / (USD 0), :US149123BZ39	12/20/2020	5,000	109
127388,SWAP, USD 1 / (USD 0), :US149123BZ39	12/20/2020	10,000	218
127390,SWAP, USD 1 / (USD 0), :US460146CE11	12/20/2020	5,000	109
127391,SWAP, USD 1 / (USD 0), :US460146CE11	12/20/2020	5,000	109
127392,SWAP, USD 1 / (USD 0), :US460146CE11	12/20/2020	10,000	218
127394,SWAP, USD 1 / (USD 0), :US244199BC83	12/20/2020	5,000	126
127395,SWAP, USD 1 / (USD 0), :US244199BC83	12/20/2020	5,000	126
127396,SWAP, USD 1 / (USD 0), :US244199BC83	12/20/2020	10,000	251
127428,SWAP, USD 5 / (USD 0), :US37045VAD29	12/20/2020	12,500	1,782
127470,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	5,000	46
127472,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	10,000	92
127473,SWAP, USD 1 / (USD 0), :US29379VAS25	12/20/2020	15,000	(25)
127474,SWAP, USD 1 / (USD 0), :US29379VAS25	12/20/2020	5,000	(8)
127475,SWAP, USD 1 / (USD 0), :US29379VAS25	12/20/2020	5,000	(8)
127594,SWAP, USD 1 / (USD 0), :US670346AG05	12/20/2020	10,000	156
127595,SWAP, USD 1 / (USD 0), :US670346AG05	12/20/2020	5,000	78
127654,SWAP, USD 1 / (USD 0), :US29379VAS25	12/20/2020	10,000	(17)
127656,SWAP, USD 1 / (USD 0), :US29379VAS25	12/20/2020	5,000	(8)
128212,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	10,000	92
128213,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	10,000	92
128214,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	5,000	46
128216,SWAP, USD 1 / (USD 0), :US032511BF31	12/20/2020	10,000	(12)
128217,SWAP, USD 1 / (USD 0), :US032511BF31	12/20/2020	10,000	(12)
128218,SWAP, USD 1 / (USD 0), :US032511BF31	12/20/2020	5,000	(6)
128220,SWAP, USD 1 / (USD 0), :US670346AG05	12/20/2020	12,500	194
103570,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	5,000	10
103571,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	16
103572,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	16
103573,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	20,000	41
103566,SWAP, USD 1 / (USD 0), :US59156RAN89	6/20/2017	25,000	100

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

103567,SWAP, USD 5 / (USD 0), :US345370BX76	6/20/2017	25,000	564
101771,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	8,000	43
109653,SWAP, USD 1 / (USD 0), :US219350AE55	12/20/2017	12,500	79
101775,SWAP, USD 1 / (USD 0), :US29273RAB50	12/20/2017	20,000	135
103568,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	50,000	433
103569,SWAP, USD 1 / (USD 0), :US94973VAM90	12/20/2017	20,000	171
115332,SWAP, USD 5 / (USD 0), :US911365AX24	12/20/2017	500	23
101778,SWAP, USD 5 / (USD 0), :US37247DAK28	6/20/2018	27,000	664
107260,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2018	15,000	177
101779,SWAP, USD 1 / (USD 0), :CDX-NAIGS20V1-5Y	6/20/2018	50,000	595
109654,SWAP, USD 1 / (USD 0), :US172967ES69	9/20/2023	20,000	53
109655,SWAP, USD 1 / (USD 0), :US06051GDX43	9/20/2023	20,000	14
109656,SWAP, USD 1 / (USD 0), :US55616XAA54	9/20/2020	10,000	(32)
101780,SWAP, USD 1 / (USD 0), :US084670BD98	9/20/2023	30,000	(231)
101781,SWAP, USD 1 / (USD 0), :US73755LAF40	9/20/2020	20,000	130
101782,SWAP, USD 1 / (USD 0), :US172967ES69	9/20/2023	20,000	53
109657,SWAP, USD 1 / (USD 0), :US925524AU41	9/20/2020	10,000	214
101783,SWAP, USD 1 / (USD 0), :US416515AV66	9/20/2020	25,000	471
101784,SWAP, USD 1 / (USD 0), :US74432QAY17	9/20/2020	37,000	554
109659,SWAP, USD 1 / (USD 0), :US260543BJ10	12/20/2020	15,500	250
109665,SWAP, USD 1 / (USD 0), :FR0010871376	12/20/2020	10,000	227
115333,SWAP, USD 1 / (USD 0), :FR0010871376	12/20/2020	10,000	227
109666,SWAP, USD 5 / (USD 0), :US852061AF78	12/20/2019	5,000	409
109667,SWAP, USD 5 / (USD 0), :US552953BB60	12/20/2019	5,000	594
109668,SWAP, USD 5 / (USD 0), :US126304AK02	12/20/2019	2,000	168
109669,SWAP, USD 5 / (USD 0), :US12543DAL47	12/20/2019	5,000	(927)
109670,SWAP, USD 5 / (USD 0), :US131347CF14	12/20/2019	5,000	493
119316,SWAP, USD 1 / (USD 0), :XS0292653994	12/20/2019	10,000	137
119323,SWAP, USD 1 / (USD 0), :US105756AL40	12/20/2019	10,000	(149)
119318,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2019	10,000	25
119321,SWAP, USD 1 / (USD 0), :US836205AN45	12/20/2019	10,000	(64)
119320,SWAP, USD 1 / (USD 0), :US900123AL40	12/20/2019	20,000	(451)
101785,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2019	10,000	25
133643,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	6,300	(49)
133644,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	6,200	(48)
133653,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	6,200	(59)
133656,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2020	6,200	50
133897,SWAP, USD 1 / (USD 0), :JP576400C859	12/20/2020	5,000	75
133896,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	5,000	(41)
133743,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	14
133876,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	14
133877,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	14
133880,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	8,000	(62)
133881,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	2,000	(16)
133902,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	10,000	(78)
134315,SWAP, USD 1 / (USD 0), :US168863AV04	12/20/2020	5,000	65
134316,SWAP, USD 1 / (USD 0), :US168863AV04	12/20/2020	5,000	65

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

134319,SWAP, USD 1 / (USD 0), :US465410AH18	12/20/2020	10,000	(156)
134643,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	6,000	(2)
134618,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	5,000	(2)
134620,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	5,000	(39)
134622,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2020	10,000	81
134821,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	7,000	(58)
134804,SWAP, USD 1 / (USD 0), :US718286AP29	12/20/2020	10,000	74
134805,SWAP, USD 1 / (USD 0), :US698299AD63	12/20/2020	5,900	1
134806,SWAP, USD 1 / (USD 0), :US698299AD63	12/20/2020	2,000	0
134808,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	4,000	(38)
134809,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	6,000	(57)
135158,SWAP, USD 1 / (USD 0), :US168863AV04	12/20/2020	5,000	65
138038,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	10,000	(83)
141522,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	5,000	(39)
141625,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	5,000	(39)
141747,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	10,000	(83)
141748,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	5,000	(47)
152086,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2021	15,000	(222)
153789,SWAP, USD 1 / (USD 0), :CDX-NAIGS22V1-5Y	6/20/2019	37,000	567
157739,SWAP, USD 1 / (USD 0), :CDX-NAIGS24V1-5Y	6/20/2020	50,000	830
157740,SWAP, USD 1 / (USD 0), :CDX-NAIGS24V1-5Y	6/20/2020	50,000	830
157741,SWAP, USD 1 / (USD 0), :CDX-NAIGS24V1-5Y	6/20/2020	50,000	830
157735,SWAP, USD 1 / (USD 0), :CDX-NAIGS26V1-5Y	6/20/2021	20,000	328
157736,SWAP, USD 1 / (USD 0), :CDX-NAIGS26V1-5Y	6/20/2021	20,000	328
157742,SWAP, USD 1 / (USD 0), :CDX-NAIGS24V1-5Y	6/20/2020	22,000	365
158024,SWAP, USD 1 / (USD 0), :CDX-NAIGS26V1-5Y	6/20/2021	40,000	656
160768,SWAP, USD 1 / (USD 0), :XS0114288789	6/20/2021	3,500	(81)
160770,SWAP, USD 1 / (USD 0), :XS0114288789	6/20/2021	5,000	(115)
173565,SWAP, USD 5 / (USD 0), :US37045VAD29	12/20/2021	10,000	1,593
186522,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	1,800	(62)
186526,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	1,200	(7)
184294,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	9,000	(310)
186529,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	6,000	(37)
186530,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	4,000	(25)
186669,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	6,000	(207)
187621,SWAP, USD 0 / (USD 0), :US23331ABF57	12/20/2021	19,000	(211)
		$ 3,429,535	$ 41,602

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, the Company's outstanding financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2016	2015

Interest rate and currency swaps:
Receive fixed - pay fixed	$ 85,262	$ 3,561,505
Receive fixed - pay floating	77,500	169,665
Receive floating - pay floating	–	120,950
Swaptions:
Receive fixed - pay floating	6,000,000	6,000,000
Receive floating - pay fixed	6,000,000	6,000,000
Interest rate swaps:
Receive fixed - pay fixed	11,825,181	6,022,893
Receive fixed - pay floating	15,695,014	17,733,996
Receive floating - pay fixed	18,811,000	14,818,781
Receive floating - pay floating	11,491,769	8,710,507
Caps	2,250,000	2,250,000
Options Calls / Puts	250,375	1,372,064

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables show the pledged or restricted assets as of December 31, 2016 and 2015, respectively:

	Gross Restricted (Admitted & Nonadmitted)
	2016
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Subject to contractual
obligation for which
liability is not shown	$ –	$ –	$ –	$ –	$ –
Collateral held under
security lending agreements	2,303,289	–	–	–	2,303,289
Subject to repurchase
agreements	147,444	–	–	–	147,444
Subject to reverse
repurchase agreements	–	–	–	–	–
Subject to dollar
repurchase agreements	453,474	–	–	–	453,474
Subject to dollar reverse
repurchase agreements	–	–	–	–	–
Placed under option
contracts	–	–	–	–	–
Letter stock or securities
restricted as to sale -
excluding FHLB capital stock	6,408	–	–	–	6,408
FHLB capital stock	176,800	–	–	–	176,800
On deposit with states	47,548	–	–	–	47,548
On deposit with other
regulatory bodies	–	–	–	–	–
Pledged as collateral to
FHLB (including assets
backing funding agreements)	5,155,703	–	–	–	5,155,703
Pledged as collateral not
captured in other categories	1,039,105	–	–	–	1,039,105
Other restricted assets	482,544	–	–	–	482,544
Total Restricted Assets	$ 9,812,315	$ –	$ –	$ –	$ 9,812,315

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total From Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Subject to contractual
obligation for which
liability is not shown	$ –	$ –	$ –	$ –	0.00%	0.00%
Collateral held under
security lending agreements	2,760,891	(457,602)	–	2,303,289	1.75%	1.75%
Subject to repurchase
agreements	109,793	37,651	–	147,444	0.11%	0.11%
Subject to reverse
repurchase agreements	–	–	–	–	0.00%	0.00%
Subject to dollar
repurchase agreements	705,253	(251,779)	–	453,474	0.34%	0.34%
Subject to dollar reverse
repurchase agreements	–	–	–	–	0.00%	0.00%
Placed under option
contracts	–	–	–	–	0.00%	0.00%
Letter stock or securities
restricted as to sale -
excluding FHLB capital stock	25,339	(18,931)	–	6,408	0.00%	0.00%
FHLB capital stock	104,000	72,800	–	176,800	0.13%	0.13%
On deposit with states	49,010	(1,462)	–	47,548	0.04%	0.04%
On deposit with other
regulatory bodies	–	–	–	–	0.00%	0.00%
Pledged as collateral to
FHLB (including assets
backing funding agreements)	3,299,057	1,856,646	–	5,155,703	3.91%	3.91%
Pledged as collateral not
captured in other categories	371,577	667,528	–	1,039,105	0.79%	0.79%
Other restricted assets	476,119	6,425	–	482,544	0.37%	0.37%
Total Restricted Assets	$ 7,901,039	$ 1,911,276	$ –	$9,812,315	7.45%	7.45%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2016 and 2015, respectively:

Gross (Admitted & Nonadmitted) Restricted
2016
Total Separate
			Account (S/A)	S/A Assets
	Total General	G/A Supporting	Restricted	Supporting
Description of Assets	Account (G/A)	S/A Activity (a)	Assets	G/A Activity		Total
Derivatives	$ 989,453	$ –	$ –	$ –		$ 989,453
Secured Funding Agreements	42,588	–	–	–		42,588
AMBAC	7,064	–	–	–		7,064
Total	$ 1,039,105	$ –	$ –	$ –	$ –	$ 1,039,105

	Gross (Admitted &
	Nonadmitted) Restricted			Percentage
				Gross	Admitted
				(Admitted &	Restricted to
			Total Current	Nonadmitted)	Total
	Total From	Increase/	Year Admitted	Restricted to	Admitted
Description of Assets	Prior Year	(Decrease)	Restricted	Total Assets	Assets
Derivatives	$ 314,892	$ 674,561	$ 989,453	0.75%	0.75%
Secured Funding Agreements	45,928	(3,340)	42,588	0.03	0.03
AMBAC	10,757	(3,693)	7,064	0.01	0.01
Total	$ 371,577	$ 667,528	$ 1,039,105	0.78%	0.78%

The follow table shows the collateral received and reflected as assets within the financial statements as of December 31, 2016.

Collateral Assets	Book Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admited Assets
Cash	$1,079,335	$1,079,335	1.84%	1.86%
Securities lending collateral assets	2,303,603	2,303,603	3.92	3.97
Other	79,536	79,531	0.14	0.14
Total Collateral Assets	$3,462,473	$3,462,469	5.90%	5.97%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return
collateral asset	$ 3,463,690	6.55%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company has no receivables as of December 31, 2016 associated with "to-be-announced" (TBA) covered short sales.  The Company has receivables as of December 31, 2015 associated with TBA covered short sales.  These receivables have been offset on the Balance Sheet with dollar repurchase agreement liabilities as the transactions are with the same counterparty.  See the following table:

Net Amount
Presented on
	Gross Amount		Financial
December 31, 2016	Recognized	Amount Offset	Statements
Assets:
Receivables for securities	$ –	$ –	$ –

Liabilities:
Borrowed money	$ –	$ –	$ –

December 31, 2015
Assets:
Receivables for securities	$ 226,645	$ 209,176	$ 17,469

Liabilities:
Borrowed money	$ 705,704	$ 209,176	$ 496,528

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2016	2015	2014

Direct premiums	$ 14,081,227	$ 17,621,969	$ 18,862,934
Reinsurance assumed - non affiliates	1,412,887	1,376,827	1,451,900
Reinsurance assumed - affiliates	98,501	110,700	128,976
Reinsurance ceded - non affiliates	(2,018,612)	(2,650,533)	(2,078,651)
Reinsurance ceded - affiliates	448,649	(1,649,085)	(2,129,876)
Net premiums earned	$ 14,022,652	$ 14,809,878	$ 16,235,283

Effective October 1, 2016, the Company recaptured fixed annuity and funding agreement business previously ceded to Transamerica Premier Life Insurance Company (TPLIC), an affiliate, on a coinsurance basis.  The Company received cash and invested assets of $3,017,999 and recaptured policy and claim reserves of $3,030,564.  A reinsurance receivable from TPLIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

was established for the remaining $12,565 of assets to be transferred in support of the transferred policy and claim reserves.  In addition, TPLIC transferred $82,218 of transfer date IMR to the Company.  The Company paid net consideration to TPLIC resulting in a pre-tax loss of $40,086, which has been included in the Summary of Operations.

Effective October 1, 2016, TPLIC recaptured medium-term note funding agreements previously ceded to the Company on a coinsurance basis.  The Company transferred cash and invested assets of $114,175 and released deposit-type reserves of $112,238 and a hedge novation of $2,228.  A payable to TPLIC of $292 was established for remaining assets to be transferred in support of the hedge novation.  The Company received consideration from TPLIC resulting in a pre-tax gain of $2,936 which has been included in the Summary of Operations.

Effective September 30, 2016, the Company ceded term life business to TWRI, an affiliate, on a coinsurance funds withheld basis.  The Company paid an initial reinsurance premium of $41,565, transferred other net assets of $2,042, and released life and claim reserves of $296,656 and $21,926, respectively, resulting in a pre-tax gain of $274,974 ($178,733 net of tax) which has been credited directly to unassigned surplus.

The Company received reinsurance recoveries in the amount of $3,349,716, $3,370,420 and $3,157,884, during 2016, 2015 and 2014, respectively.  At December 31, 2016 and 2015, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $753,202 and $731,784. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2016 and 2015 of $30,090,704 and $33,315,357.

On October 1, 2015, the Company, Union Hamilton Reinsurance, Ltd. (UH), and Commonwealth Annuity and Life Insurance Company (CALIC) entered into a Novation Agreement, pursuant to which UH assigned and delegated to CALIC its rights and obligations under the Original Agreement. Subsequently, the Company and CALIC amended and restated the fixed annuity reinsurance agreement from a modified coinsurance to coinsurance basis. As a result of the amendment, the Company transferred assets with a market value of $735,156, released coinsurance reserve liabilities of $721,190, and released an after-tax IMR liability associated with the block of business in the amount of $9,477 resulting in a net of tax gain on the transaction in the amount of $399 (IMR after-tax gain of $9,477 less gross loss on reinsurance of $13,966 taxed at 35%) which has been included in the Statement of Operations.

Effective July 1, 2015, the Company entered into an assumption reinsurance agreement with TPLIC, an affiliate, under which the Company novated its Medicare Supplement business to TPLIC. The Company transferred policy reserves of $6,987, claims reserves of $20,893, other liabilities of $920 along with assets of $28,801 to TPLIC during the last two quarters of the year. This represents the portion of the Medicare supplement business for which regulatory approval of the assumption agreement was received by July 1. No consideration was paid or received related to the novation. No gain or loss was recognized in the financial statements.

Effective April 14, 2015, the reinsurance agreement dated December 31, 2008 reinsuring variable annuity reinsurance between the Company and Transamerica International Re (Bermuda) Ltd (TIRe) was novated, to Firebird Re Corp. (FReC).  General account reserves, and claim reserves ceded on a coinsurance basis at the time of novation were $514,898 and $5,070, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Separate account modified coinsurance reserves and general account modified coinsurance reserves at the time of the novation were $7,052,587 and $140,034 respectively.  No consideration was paid or received related to the novation.  No gain or loss was recognized.

Subsequent to the novation, the Companies entered into an amended and restated reinsurance agreement related to the business.  The modified coinsurance reinsurance reserves were converted to coinsure reserves and a general account funds withheld was established.  The general account paid FReC $140,034 for the modified coinsurance reserves and ceded coinsurance reserves of $156,478, resulting in a pre-tax gain of $16,444 which has been credited directly to unassigned surplus.  FReC placed assets of $676,446, equal to the ceded general account reserves, in a funds withheld account, and the Company established a corresponding funds withheld liability of $676,446.

Effective December 31, 2014, the Company ceded certain stand-alone long-term care policies to TPLIC, an affiliate, for which the Company paid an initial ceding commission and premiums of $350,000 and $3,914,521, respectively and ceded modified coinsurance reserves of $3,914,521, resulting in a pre-tax loss of $350,000 which has been included in the Statement of Operations.

Effective October 1, 2014, the Company recaptured fixed annuity contracts previously reinsured to TIRe for which the Company received net consideration of $43,360, released a funds withheld liability of $1,975,937, and established benefit reserves and claim reserves $2,004,673 resulting in a pre-tax gain of $14,624 which has been included in the Statement of Operations.  In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $15,795, which included the recapture of IMR gains in the amount of $19,852 on an after-tax basis, with a corresponding charge to unassigned surplus.

Effective October 1, 2014, the Company recaptured the variable BOLI/COLI business that was previously reinsured to Transamerica International Re (Bermuda), Ltd. (TIRe), an affiliate, for which the Company paid net consideration of $17,769, released the funds withheld liability of $1,080,541, and recaptured separate account and general account policy and claims reserves of $1,080,541, resulting in a pre-tax loss of $17,769 which was included in the Statement of Operations.  In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $94,571 ($61,471 after-tax) with a corresponding charge to unassigned surplus.

Effective October 1, 2014, the Company recaptured the single premium universal life, credit life and credit disability business previously reinsured to TIRe for which the Company paid net consideration of $50,000, released a funds withheld liability of $516,472, recaptured policy and claims reserves of $560,275 and other liabilities of $13,334, and recaptured policy loans in the amount of $2,048, resulting in a pre-tax loss of $105,091 which has been included in the Statement of Operations.  In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $1,323 ($860 after-tax) with a corresponding charge to unassigned surplus.

Subsequently, effective October 1, 2014, the Company ceded this business to Ironwood Re Corp. (IRC) for which the Company received net consideration of $50,000, established a funds withheld liability of $516,472, released policy and claim reserves of $560,275 and other liabilities of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

$13,334, resulting in a pre-tax gain of $107,138 ($69,640 after-tax) which has been credited directly to unassigned surplus.

Effective October 1, 2014, SLIC, prior to the merger, recaptured the business that was previously reinsured to TIRe, an affiliate, for which net consideration received was $19,000, funds withheld liability released was $572,468, policy and claims reserves recaptured were $869,488, and other assets recaptured were $34,500, resulting in a pre-tax loss of $243,519 which was included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $243,586 ($158,331 after-tax) with a corresponding charge to unassigned surplus.

Subsequently, October 1, 2014, SLIC ceded this business to Ironwood Re Corp. (IRC), an affiliate, for which net consideration paid was $19,000, a funds withheld liability of $572,468 was established, policy and claims reserves released were $869,660, and other assets released were $34,501, resulting in a pre-tax gain of $243,691 ($158,399 after-tax) which has been credited directly to unassigned surplus.

Effective June 30, 2014, the Company ceded level term life and universal life secondary guarantee business to TLIC Oakbrook Reinsurance, Inc., an affiliate, on a coinsurance funds withheld basis.  The Company paid an initial reinsurance premium of $25,667, transferred other net assets of $1,852 and released life and claim reserves of $535,211 and $25,667, respectively, resulting in a pre-tax gain of $533,359 ($346,683 net of tax) which was credited directly to unassigned surplus on a net of tax basis.

Effective June 30, 2014, the Company ceded to Transamerica Premier Life Insurance Company on a YRT basis  the net amount paid in excess of $3,000 on covered level term and universal life secondary guarantee policies. The Company paid an initial reinsurance premium of $858 and released reserves of $5,685 resulting in a pre-tax gain of $4,826 which has been included in the Statement of Operations.

During 2016, 2015 and 2014 amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $255,425 ($176,996 after tax), $133,048 ($106,755 after tax) and $175,042 ($114,198, net of tax), respectively.

The Company reports a reinsurance deposit receivable of $199,500 and $203,429 as of December 31, 2016 and 2015, respectively.  In 1996, the Company entered into a reinsurance agreement with an unaffiliated company where, for a net consideration of $59,716, the Company ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993.  Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit.  The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.

During 2016, 2015 and 2014, the Company obtained letters of credit of $98,006, $242,957 and $123,006, respectively, for the benefit of affiliated and nonaffiliated companies that have reinsured business to the Company where the ceding company's state of domicile does not recognize the Company as an authorized reinsurer.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company reinsures a closed block of guaranteed minimum income benefit (GMIB), guaranteed minimum death benefit (GMDB), and guaranteed minimum withdrawal benefit (GMWB) risks to Firebird Re Corp. The affiliated reinsurance treaties have been in place for a number of years and do not include any new business since the inception but were initiated to better align hedging and capital requirements.  The risk reinsured to the affiliated reinsurer is retained by the Transamerica group.  The risks assumed by Firebird Re Corp. are all affiliated variable annuity treaties.

Variable annuity reserves established by Firebird Re Corp. are equal to the US GAAP reserve requirements.  In addition, the captive establishes an additional variable annuity reserve above the US GAAP reserve to the greater of the mirror of the reserve ceded to the Captive (US statutory) and a total asset requirement (CTE 80) level.  The TAR CTE80 is calculated assuming a 50% best estimate model (with hedge credit) and 50% stochastic model.

The Company took reserve credits for variable annuities of $746,339 and $790,284 in 2016 and 2015, respectively. The amount of collateral supporting the reserve credits was $730,545 and $776,072 in 2016 and 2015, respectively. All of the collateral held to support the reserve credit is funds withheld. The collateral is made up of bonds, cash and short-term assets.

The Company ceded modified coinsurance reserves of $4,536,010 and $4,236,392 as of December 31, 2016 and 2015, respectively, for certain stand-alone long-term care policies under the indemnity reinsurance agreement with TPLIC, an affiliate. Ceded losses incurred of $361,167 and $346,166 for years ended December 31, 2016 and 2015, respectively, are presented net within the claims development table in Note 1.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

7. Income Taxes

The net deferred income tax asset at December 31, 2016 and 2015 and the change from the prior year are comprised of the following components:

	December 31, 2016
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 2,481,049	$ 215,092	$ 2,696,141
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	2,481,049	215,092	2,696,141
Deferred Tax Assets Nonadmitted	515,901	–	515,901
Subtotal (Net Deferred Tax Assets)	1,965,148	215,092	2,180,240
Deferred Tax Liabilities	1,152,105	164,291	1,316,396
Net Admitted Deferred Tax Assets	$ 813,043	$ 50,801	$ 863,844

	December 31, 2015
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 2,057,430	$ 292,685	$ 2,350,115
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	2,057,430	292,685	2,350,115
Deferred Tax Assets Nonadmitted	618,270	–	618,270
Subtotal (Net Deferred Tax Assets)	1,439,160	292,685	1,731,845
Deferred Tax Liabilities	687,781	260,956	948,737
Net Admitted Deferred Tax Assets	$ 751,379	$ 31,729	$ 783,108

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 423,619	$ (77,593)	$ 346,026
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	423,619	(77,593)	346,026
Deferred Tax Assets Nonadmitted	(102,369)	–	(102,369)
Subtotal (Net Deferred Tax Assets)	525,988	(77,593)	448,395
Deferred Tax Liabilities	464,324	(96,665)	367,659
Net Admitted Deferred Tax Assets	$ 61,664	$ 19,072	$ 80,736

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

Deferred Tax Assets:
	Year Ended December 31
	2016	2015	Change
Deferred Tax Assets:
Ordinary
Discounting of unpaid losses	$ 5,995	$ 2,382	$ 3,613
Policyholder reserves	936,738	769,309	167,429
Investments	570,496	471,638	98,858
Deferred acquisition costs	626,204	621,902	4,302
Compensation and benefits accrual	33,383	26,365	7,018
Receivables - nonadmitted	28,232	33,000	(4,768)
Tax credit carry-forward	222,313	67,359	154,954
Section 197 Intangible Amortization	–	6,250	(6,250)
Corporate Provision	–	474	(474)
Assumption Reinsurance	9,545	10,715	(1,170)
CFC FTC Offset	15,020	–	15,020
Other (including items <5% of
ordinary tax assets)	33,123	48,036	(14,913)
Subtotal	2,481,049	2,057,430	423,619

Nonadmitted	515,901	618,270	(102,369)
Admitted ordinary deferred tax assets	1,965,148	1,439,160	525,988

Capital:
Investments	215,092	292,685	(77,593)
Subtotal	215,092	292,685	(77,593)

Nonadmitted	–	–	–
Admitted capital deferred tax assets	215,092	292,685	(77,593)
Admitted deferred tax assets	$ 2,180,240	$ 1,731,845	$ 448,395

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Year Ended December 31
	2016	2015	Change
Deferred Tax Liabilities:
Ordinary
Investments	$ 787,307	$ 565,039	$ 222,268
Fixed assets	40,867	26,944	13,923
§807(f) adjustment	75,844	64,659	11,185
Separate Account Adjustments	34,766	31,139	3,627
CFC FTC Offset	11,579	–	11,579
Hedge Reserve Offset	201,554	–	201,554
Other (including items <5% of total
ordinary tax liabilities)	188	–	188
Subtotal	1,152,105	687,781	464,324
Capital
Investments	164,291	260,956	(96,665)
Subtotal	164,291	260,956	(96,665)
Deferred tax liabilities	1,316,396	948,737	367,659
Net deferred tax assets/liabilities	$ 863,844	$ 783,108	$ 80,736

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2016 or 2015.

The Company made a modification in 2015 to its groupings of DTAs and DTLs (as permitted under SSAP No. 101 Q&A 2.9).  Prior to this change, the Company had DTAs and DTLs that were netted together within two specific categories of temporary differences.  The Company determined, in accordance with its practice of recording DTAs and DTLs separately for purposes of application of SSAP No. 101, that it is more appropriate and consistent to present DTAs and DTLs with respect to 1) reserves and deferred and uncollected premiums and 2) bonds and derivatives on certain blocks of business.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

As discussed in Note 1, for the years ended December 31, 2016 and 2015 the Company admits deferred income tax assets pursuant to SSAP No. 101.  The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2016
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)		Federal Income Taxes Paid in Prior Years
		Recoverable Through Loss Carrybacks	$ 226,217	$ 30,862	$ 257,079
2(b)		Adjusted Gross Deferred Tax Assets Expected to
		be Realized (Excluding The Amount of Deferred
		Tax Assets From 2(a) above) After Application of
		the Threshold Limitation (the Lesser of 2(b)1 and
		2(b)2 below)	550,512	56,253	606,765
	1.	Adjusted Gross Deferred Tax Assets
		Expected to be Realized Following the
		Balance Sheet Date	550,512	56,253	606,765
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	655,637
2(c)		Adjusted Gross Deferred Tax Assets (Excluding
		The Amount Of Deferred Tax Assets From 2(a)
		and 2(b) above) Offset by Gross Deferred Tax
		Liabilities	1,188,419	127,977	1,316,396
2(d)		Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$ 1,965,148	$ 215,092	$ 2,180,240

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

			December 31, 2015
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)		Federal Income Taxes Paid in Prior Years
		Recoverable Through Loss Carrybacks	$ 286,447	$ 61,384	$ 347,831
2(b)		Adjusted Gross Deferred Tax Assets Expected to
		be Realized (Excluding The Amount of Deferred
		Tax Assets From 2(a) above) After Application of
		the Threshold Limitation (the Lesser of 2(b)1 and
		2(b)2 below)	357,063	78,214	435,277
	1.	Adjusted Gross Deferred Tax Assets
		Expected to be Realized Following the
		Balance Sheet Date	357,063	78,214	435,277
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	717,412
2(c)		Adjusted Gross Deferred Tax Assets (Excluding
		The Amount Of Deferred Tax Assets From 2(a)
		and 2(b) above) Offset by Gross Deferred Tax
		Liabilities	795,650	153,087	948,737
2(d)		Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$ 1,439,160	$ 292,685	$ 1,731,845

			Change
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)		Federal Income Taxes Paid in Prior Years
		Recoverable Through Loss Carrybacks	$ (60,230)	$ (30,522)	$ (90,752)
2(b)		Adjusted Gross Deferred Tax Assets Expected to
		be Realized (Excluding The Amount of Deferred
		Tax Assets From 2(a) above) After Application of
		the Threshold Limitation (the Lesser of 2(b)1 and
		2(b)2 below)	193,449	(21,961)	171,488
	1.	Adjusted Gross Deferred Tax Assets
		Expected to be Realized Following the
		Balance Sheet Date	193,449	(21,961)	171,488
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	(61,775)
2(c)		Adjusted Gross Deferred Tax Assets (Excluding
		The Amount Of Deferred Tax Assets From 2(a)
		and 2(b) above) Offset by Gross Deferred Tax
		Liabilities	392,769	(25,110)	367,659
2(d)		Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$ 525,988	$ (77,593)	$ 448,395

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	December 31
	2016	2015	Change
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount	708%	844%	-136%

Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold
Limitation in 2(b)2 above	$ 4,370,911	$ 4,700,489	$ (329,578)

The impact of tax planning strategies at December 31, 2016 and 2015 was as follows:

	December 31, 2016
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	3%	25%	6%

	December 31, 2015
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	36%	4%

(% of Total Net Admitted Adjusted Gross DTAs)	3%	35%	8%

The Company's tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2016	2015	Change
Current Income Tax

Federal	$ (101,440)	$ (9,592)	$ (91,848)
Foreign	(1)	(26)	25
Subtotal	(101,441)	(9,618)	(91,823)
Federal income tax on net capital gains	5,234	50,995	(45,761)
Federal and foreign income taxes incurred	$ (96,207)	$ 41,377	$ (137,584)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Year Ended December 31
	2015	2014	Change
Current Income Tax

Federal	$ (9,592)	$ 258,554	$ (268,146)
Foreign	(26)	–	(26)
Subtotal	(9,618)	258,554	(268,172)
Federal income tax on net capital gains	50,995	121,064	(70,069)
Federal and foreign income taxes incurred	$ 41,377	$ 379,618	$ (338,241)

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2016	2015	2014

Current income taxes incurred	$ (96,207)	$ 41,377	$ 379,618

Change in deferred income taxes	(183,307)	(300,764)	331,883
(without tax on unrealized gains and losses)
Total income tax reported	$ (279,514)	$ (259,387)	$ 711,501

Income before taxes	$ 299,572	$ (181,353)	$ 1,060,978
	35%	35%	35%
Expected income tax expense (benefit) at 35%
statutory rate	$ 104,850	$ (63,474)	$ 371,342

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(74,012)	(69,204)	(46,828)
Tax credits	(25,037)	(81,829)	(37,788)
Tax-exempt income	(11)	(7)	–
Tax adjustment for IMR	669	(33,936)	(16,620)
Surplus adjustment for in-force ceded	608	(40,327)	76,692
Nondeductible expenses	1,049	976	1,264
Deferred tax benefit on other items in surplus	(233,112)	(3,152)	319,999
Provision to return	(2,177)	(4,546)	8,055
Life-owned life insurance	(2,966)	(2,948)	(3,132)
Dividends from certain foreign corporations	1,620	2,093	1,066
Pre-tax income of single member limited
liability company	14,093	46,193	52,362
Intercompany dividends	(47,766)	–	–
Partnership permanent adjustment	(1,913)	(13,177)	(11,764)
Audit adjustment - Permanent	(21,196)	–	–
Other	5,787	3,951	(3,147)
Total income tax reported	$ (279,514)	$ (259,387)	$ 711,501

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company's federal income tax return is consolidated with other affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement.  Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations.  The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated.  The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied.  Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2016.

As of December 31, 2016 and 2015, respectively, the Company had a $222,314 and $67,359 tax credit carryforward available for tax purposes. Included in the 2016 tax credit carryforward is a general business tax credit carryforward of $164,764.

Carryovers from:	Expiration:
12-31-2010	12-31-2030	21,817
12-31-2011	12-31-2031	45,391
12-31-2012	12-31-2032	28,827
12-31-2013	12-31-2033	22,676
12-31-2014	12-31-2034	20,601
12-31-2015	12-31-2035	20,931
12-31-2016	12-31-2036	4,521
Standard GBC Carryovers		164,764

The Company also has an alternative minimum tax credit carryforward of $57,550 available for tax purposes that carries forward indefinitely.  As of December 31, 2016 and 2015, the Company had no operating loss or capital loss carryfowards available for tax purposes.

The Company incurred income taxes of $0, $12,699, and $252,550 during 2016, 2015, and 2014, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2016 and 2015 is $9,763 and $4,152, respectively. The total amount of the tax contingencies that if recognized, would affect the effective income tax rate is $9,763. The Company classifies interest and penalties related to income taxes as income tax expense. The Company's interest (benefit) expense related to income taxes for the years ending in December 31, 2016, 2015, and 2014 is $864, ($270), and $12,961, respectively. The total interest payable balance as of December 31, 2016 and 2015 is $10,768 and $9,903, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

During 2016 the company modified its calculation of dividends that are eligible for the dividends received deduction.  This resulted in recording a permanent tax benefit of $20,250 in the Company's 2016 financial statements for years 2011 – 2015.  This has been treated as a change in estimate, the impact on future years is not currently determinable.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company's federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2008. We expect receivables and payables for 2005-2008 to be settled in early 2017. An examination is in progress for the year 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 0.05% of ordinary life insurance in force at December 31, 2016 and 2015, respectively.

For the years ended December 31, 2016, 2015 and 2014, premiums for life participating policies were $12,036, $13,196 and $14,110, respectively.  The Company accounts for its policyholder dividends based on dividend scales and experience of the policies.  The Company paid dividends in the amount of $5,967, $5,894 and $8,045 to policyholders during 2016, 2015 and 2014, respectively, and did not allocate any additional income to such policyholders.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2016
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$ 1,141,878	$ –	$ –	$ 1,141,878	1%
At book value less surrender charge
of 5% or more	273,919	–	–	273,919	0
At fair value	126,155	–	66,886,612	67,012,767	73
Total with adjustment or at fair value	1,541,952	–	66,886,612	68,428,564	74
At book value without adjustment
(minimal or no charge or adjustment)	13,413,613	17,739	–	13,431,352	14
Not subject to discretionary withdrawal
provision	10,732,102	41,507	38,256	10,811,865	12
Total annuity reserves and deposit
liabilities	25,687,667	59,246	66,924,868	92,671,781	100%
Less reinsurance ceded	4,680,333	–	–	4,680,333
Net annuity reserves and deposit
liabilities	$ 21,007,334	$ 59,246	$ 66,924,868	$ 87,991,448

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	December 31
	2015
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$ 1,275,215	$ –	$ –	$ 1,275,215	1%
At book value less surrender charge
of 5% or more	250,597	–	–	250,597	0
At fair value	134,954	–	63,388,970	63,523,924	69
Total with adjustment or at fair value	1,660,766	–	63,388,970	65,049,736	72
At book value without adjustment
(minimal or no charge or adjustment)	14,346,775	34,954	–	14,381,729	16
Not subject to discretionary withdrawal
provision	11,126,108	43,311	38,287	11,207,706	12
Total annuity reserves and deposit
liabilities	27,133,649	78,265	63,427,257	90,639,171	100%
Less reinsurance ceded	9,235,531	–	–	9,235,531
Net annuity reserves and deposit
liabilities	$ 17,898,118	$ 78,265	$ 63,427,257	$ 81,403,640

The Company's liability for deposit-type contracts includes GIC's and Funding Agreements assumed from Transamerica Premier Life Insurance Company, an affiliate.  The liabilities assumed are $0 and $167,933 at December 31, 2016 and 2015, respectively.

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies.  The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account.  The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.  The assets of these separate accounts are carried at fair value.  The life insurance policies typically provide a guaranteed minimum death benefit.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2016, 2015 and 2014 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2016	$–	$64	$10,970	$8,767,639	$8,778,673

Reserves for separate accounts
as of December 31, 2016 with
assets at:
Fair value	$–	$21,505	$20,001	$70,154,420	$70,195,926
Amortized cost	–	633,674	–	–	633,674
Total as of December 31, 2016	$–	$655,179	$20,001	$70,154,420	$70,829,600

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2016:
Subject to discretionary withdrawal	$–	$–	$–	$–	$–
With fair value adjustment	–	–	–	–	–
At fair value	–	–	–	70,116,163	70,116,163
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	–	633,674	–	–	633,674
Subtotal	–	633,674	–	70,116,163	70,749,837
Not subject to discretionary
withdrawal	–	21,505	20,001	38,257	79,763
Total separate account reserve
liabilities at December 31, 2016	$–	$655,179	$20,001	$70,154,420	$70,829,600

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2015	$–	$31	$9,244	$12,203,423	$12,212,698

Reserves for separate accounts
as of December 31, 2015 with
assets at:
Fair value	$–	$19,818	$23,493	$66,606,612	$66,649,923
Amortized cost	–	633,332	–	–	633,332
Total as of December 31, 2015	$–	$653,150	$23,493	$66,606,612	$67,283,255

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2015:
Subject to discretionary withdrawal	$–	$–	$–	$–	$–
With fair value adjustment	–	–	–	–	–
At fair value	–	–	–	66,568,326	66,568,326
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	–	633,332	–	–	633,332
Subtotal	–	633,332	–	66,568,326	67,201,658
Not subject to discretionary
withdrawal	–	19,818	23,493	38,286	81,597
Total separate account reserve
liabilities at December 31, 2015	$–	$653,150	$23,493	$66,606,612	$67,283,255

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2014	$–	$53	$11,846	$13,127,469	$13,139,368

Reserves for separate accounts
as of December 31, 2014 with
assets at:
Fair value	$–	$20,574	$35,038	$65,194,925	$65,250,537
Amortized cost	–	634,931	–	–	634,931
Total as of December 31, 2014	$–	$655,505	$35,038	$65,194,925	$65,885,468

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2014:
Subject to discretionary withdrawal	$–	$–	$–	$–	$–
With fair value adjustment	–	–	–	–	–
At fair value	–	–	–	65,152,722	65,152,722
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	–	634,931	–	–	634,931
Subtotal	–	634,931	–	65,152,722	65,787,653
Not subject to discretionary
withdrawal	–	20,574	35,038	42,203	97,815
Total separate account reserve
liabilities at December 31, 2014	$–	$655,505	$35,038	$65,194,925	$65,885,468

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:

	Year Ended December 31
	2016	2015	2014
Transfer as reported in the summary of
operations of the separate accounts
statement:
Transfers to separate accounts	$ 8,767,931	$ 12,204,163	$ 13,127,680
Transfers from separate accounts	(7,872,107)	(8,389,740)	(6,499,970)
Net transfers to separate accounts	895,824	3,814,423	6,627,710
Miscellaneous reconciling adjustments	469,247	1,337,434	1,882,846
Net transfers as reported in the statements
of operations of the life, accident and health
annual statement	$ 1,365,071	$ 5,151,857	$ 8,510,556

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  At December 31, 2016 and 2015, the Company's separate account statement included legally insulated assets of $73,597,682 and $72,128,772, respectively.  The assets legally insulated from general account claims at December 31, 2016 and 2015 are attributed to the following products:

	2016	2015
Group annuities	$ 24,388,135	$ 24,948,800
Variable annuities	44,163,304	42,603,715
Fixed universal life	729,291	695,852
Variable universal life	4,212,641	3,602,521
Variable life	37,918	196,411
Modified separate accounts	53,201	70,353
Registered Market Value
Annuity Product - SPL	13,192	11,120
Total separate account assets	$ 73,597,682	$ 72,128,772

Some separate account liabilities are guaranteed by the general account.  In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.  As of December 31, 2016 and 2015, the general account of the Company had a maximum guarantee for separate account liabilities of $2,852,548 and $3,029,017 respectively.  To compensate the general account for the risk taken, the separate account paid risk charges of $483,307, $434,084, $342,823, $242,109, and $180,478 to the general account in 2016, 2015, 2014, 2013, and 2012, respectively.  During the years ended December 31, 2016, 2015, 2014, 2013, and 2012 the general account of the Company had paid $77,232, $223,304, $35,985, $30,830, and $61,901  respectively, toward separate account guarantees.

At December 31, 2016 and 2015, the Company reported guaranteed separate account assets at amortized cost in the amount of $672,491 and $668,367, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2.  These assets had a fair value of $709,808 and $695,578 at December 31, 2016 and 2015, respectively, which would have resulted in an unrealized gain of $37,317 and $27,211, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39.  AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products.  The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981.  Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors.  The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2016 and 2015, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

	Subjected	Gross	Reinsurance
	Account	Amount of	Reserve
Benefit and Type of Risk	Value	Reserve Held	Credit
December 31, 2016
Minimum guaranteed death benefit	$ 9,966,666	$ 341,249	$ 173,898
Minimum guaranteed income benefit	4,095,173	957,867	769,259
Guaranteed premium accumulation fund	235,183	25,312	–
Minimum guaranteed withdrawal benefit	33,170,833	371,165	15,601

December 31, 2015
Minimum guaranteed death benefit	$ 9,824,534	$ 305,392	$ 205,460
Minimum guaranteed income benefit	3,845,600	585,083	921,716
Guaranteed premium accumulation fund	266,040	24,086	–
Minimum guaranteed withdrawal benefit	32,000,725	255,044	(72)

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies.  These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies' paid-through date to the policies' next anniversary date. At December 31, 2016 and 2015, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2016
Life and annuity:
Ordinary first-year business	$ 5,026	$ 1,336	$ 3,690
Ordinary renewal business	775,352	10,855	764,497
Group life direct business	44,988	9,649	35,339
Credit direct business	556	–	556
Reinsurance ceded	(687,316)	–	(687,316)
	$ 138,606	$ 21,840	$ 116,766
Accident and health	32,651	–	32,651
	$ 171,257	$ 21,840	$ 149,417

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Gross	Loading	Net
December 31, 2015
Life and annuity:
Ordinary first-year business	$ 5,595	$ 5,322	$ 273
Ordinary renewal business	526,286	11,110	515,176
Group life business	49,752	10,235	39,517
Credit direct business	1,214	–	1,214
Reinsurance ceded	(459,372)	–	(459,372)
	$ 123,475	$ 26,667	$ 96,808
Accident and health	42,708	–	42,708
	$ 166,183	$ 26,667	$ 139,516

Amounts recorded as supplementary contracts without life contingencies of $3,370,720 and $2,738,140 at December 31, 2016 and 2015, respectively, are subject to discretionary withdrawals without adjustments.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2016 and 2015, the Company had insurance in force aggregating $108,217,769 and $96,861,149, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Iowa Insurance Division. The Company established policy reserves of $1,636,310 and $1,588,202 to cover these deficiencies as of December 31, 2016 and 2015, respectively.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue.  Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards.  The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its shareholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company's statutory surplus as of the preceding December 31, or (b) the Company's statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2017, without the prior approval of insurance regulatory authorities, is $779,799.

On December 22, 2016, the Company paid a preferred stock dividend of $35,630 and a cash return of capital of $314,056 to its parent. In addition, the Company paid $314 representing the redemption of 31,437 shares of Series B non-voting preferred stock at par value to its parent also on December 22, 2016.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

On June 20, 2016 the Company paid a preferred stock dividend of $104,555 and an ordinary common stock dividend of $245,445 to its parent company.

On December 22, 2015, the Company paid a cash return of capital of $300,000 to its parent. The Company did not pay any ordinary dividends during 2015.

On September 28, 2016 the Company made a capital contribution in the amount of $2,500 to TWRI in exchange for 25,000 common shares of TWRI.  The Company also made an additional capital contribution to TWRI of $122,500 on September 28, 2016.

The Company received a capital contribution of $10 from TIHI on March 31, 2015.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2016, the Company meets the minimum RBC requirements.

On September 30, 2002, Life Investors Insurance Company of America (LIICA), which merged in to the Company effective October 2, 2008, received $150,000 from TA Corp in exchange for surplus notes.  These notes are due 20 years from the date of issuance at an interest rate of 6%, and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.  The Company received approval from the Iowa Insurance Division prior to paying quarterly interest payments.

Additional information related to the outstanding surplus notes at December 31, 2016 and 2015 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest

2016	$ 150,000	$ 9,000	$ 126,000	$ 2,250
2015	$ 150,000	$ 9,000	$ 117,000	$ 2,250

10. Securities Lending

The Company participates in an agent-managed securities lending program.  The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date.  If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities.  In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

loaned security.

At December 31, 2016 and 2015, respectively, securities with a fair value of $2,251,377 and $2,692,737 were on loan under securities lending agreements.  At December 31, 2016, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,303,603 and $2,760,922 at December 31, 2016 and 2015, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Open	$2,303,288,635
30 days or less	-
31 to 60 days	-
61 to 90 days	-
Greater than 90 days	-
Sub-total	$2,303,288,635
Securities received	-
Total collateral received	$2,303,288,635
The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent.  The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

Open	$349,742	$349,742
30 days or less	1,045,472	1,045,472
31 to 60 days	320,865	320,865
61 to 90 days	200,597	200,597
91 to 120 days	110,054	110,054
121 to 180 days	276,873	276,873
Total	$2,303,603	$2,303,603
Securities received	-	-
Total collateral reinvested	$2,303,603	$2,303,603
For securities lending, the Company's sources of cash that it uses to return the cash collateral are dependent upon the liquidity of the current market conditions.  Under current conditions, the Company has securities with a par value of $2,304,719 (fair value of $2,303,603) that are currently tradable securities that could be sold and used to pay for the $2,303,289 in collateral calls that could come due under a worst-case scenario.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

11. Retirement and Compensation Plans

The Company's employees participate in a qualified defined benefit pension plan sponsored by Transamerica. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from Transamerica.  The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee's eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula.  The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.  Pension expenses were $35,812, $32,799 and $29,648 for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company's employees participate in a contributory defined contribution plan sponsored by Transamerica, the Company's parent, which is qualified under Section 401(k) of the Internal Revenue Code.  Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan.  Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant's eligible earnings.  Participants may direct all of their contributions and plan balances to be invested in a variety of investment options.  The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.  The Company's allocation of benefits expense was $15,745, $16,439 and $14,742 for the years ended December 31, 2016, 2015 and 2014 respectively.

TA Corp sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee's eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, TA Corp has established deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2016, 2015 and 2014 was insignificant. TA Corp also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of TA Corp and the Company.

In addition to pension benefits, the Company participates in plans sponsored by TA Corp that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations. The Company expensed $6,527, $6,361 and $6,609 related to these plans for the years ended December 31, 2016, 2015 and 2014, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company announced an update of its restructuring plan in December 2016 that includes a significant number of position eliminations. Affected employees were offered a severance package contingent upon completion of the terms of their employment. In accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, an expense was accrued in 2016 for the severance benefit of $21,615.

During December 2015, the Company offered select employees the opportunity to participate in the Transamerica Voluntary Separation Incentive Plan (VSIP). Eligible employees were given until January 18, 2016 to make an election. Following SSAP No. 11, Postemployment Benefits and Compensated Absences, and SSAP No. 5R, an expense was accrued in 2015 for the post-employment benefit in the amount of $34,824. The remaining accrual balance at the year ended December 31, 2016 was $5,876.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service agreement between TA Corp companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered.  The Company is also party to a service agreement with TFLIC, in which the Company provides services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered.  The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company's mortgage loan operations.  AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The amount received by the Company as a result of being a party to these agreements was $993,182 $802,298 and $1,144,599 during 2016, 2015 and 2014, respectively.  The amount paid as a result of being a party to these agreements was $610,754, $445,462 and $859,389 during 2016, 2015 and 2014, respectively. Fees charged between affiliates approximate their cost. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $136,494, $133,831 and $124,653 for these services during 2016, 2015 and 2014, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $56,076, $71,184 and $143,027 for the years ended December 31, 2016, 2015 and 2014, respectively.

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.  During 2016, the Company received net interest of $63 from affiliates. During 2015 and 2014, the Company paid net interest of $90 and $50, respectively, to affiliates.  At December 31, 2016 and 2015, respectively, the Company reported receivables from affiliates of $111,305 and $59,963. At December 31, 2016 and 2015, respectively, the Company reported payables to affiliates of $115,256 and $18,965.  Terms of settlement require that these amounts are settled within 90 days.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2016, the Company had no short-term intercompany notes receivable. At December 31, 2015, the Company had short-term intercompany notes receivable of $278,771 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	$ 254,271	October 27, 2016	0.25%
Transamerica Corporation	24,500	October 28, 2016	0.25%

During 1998, the Company issued life insurance policies to two affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $165,912 and $162,440 at December 31, 2016 and 2015, respectively.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2016 and 2015, the cash surrender value of these policies was $171,075 and $167,132, respectively.

The Company utilizes the look-through approach in valuing its investment in the following four entities.

Real Estate Alternatives Portfolio 2, LLC (REAP 2)    $33,145
Real Estate Alternatives Portfolio 3, LLC (REAP 3)    $65,966
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR) $116,110
SB Frazer Owner, LLC (SB Frazer)     $1,203

The financial statements for these entities are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 of SCA entities and/or non-SCA SSAP No. 48 entities owned by REAP 2, REAP 3, REAP 4 HR, and SB Frazer, and valued in accordance with the relevant paragraphs of SSAP No. 97.  All liabilities, commitments, contingencies, guarantees, or obligations of REAP 2, REAP 3, REAP 4 HR, and SB Frazer, which are required to be recorded as liabilities, commitments, contingencies, guarantees, or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in REAP 2, REAP 3, REAP 4HR, and SB Frazer, if not already recorded in the financial statements of REAP 2, REAP 3, REAP 4HR, and SB Frazer.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following table shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2016:

	Percentage of	Gross	Admitted	Nonadmitted
SCA Entity	SCA Ownership	Amount	Amount	Amount
SSAP No. 97 8a Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8a Entities	XXX	$–	$–	$–
SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8b(ii) Entities	XXX %	$–	$–	$–
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	53.60%	$17,252	$17,252	$–
GARNET ASSURANCE CORP	100.00	–	–	–
LIFE INVESTORS ALLIANCE LLC	100.00	–	–	–
ASIA INVESTMENT HOLDING LTD	100.00	–	–	–
AEGON FINANCIAL SERVICES GROUP	100.00	–	–	–
GARNET ASSURANCE CORP III	100.00	–	–	–
Total SSAP No. 97 8b(iii) Entities	XXX	$17,252	$17,252	$–
SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	94.07%	$924,100	$924,100	$–
Total SSAP No. 97 8b(iv) Entities	XXX	$924,100	$924,100	$–
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$941,352	$941,352	$–
Aggregate Total	XXX	$941,352	$941,352	$–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8Bi entities):

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$–
Total SSAP No. 97 8a Entities	─	─	$–	─	─	─
SSAP No. 97 8b(ii) Entities
None			$–
Total SSAP No. 97 8b(ii) Entities	─	─	$–	─	─	─
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/8/2016	$20,592	Y	N	I
GARNET ASSURANCE CORP	NA		–	N	N	I
LIFE INVESTORS ALLIANCE LLC	NA		–	N	N	I
ASIA INVESTMENT HOLDING LTD	NA		–	N	N	I
AEGON FINANCIAL SERVICES GROUP	NA		–	N	N	I
GARNET ASSURANCE CORP III	NA		–	N	N	I
Total SSAP No. 97 8b(iii) Entities	─	─	$20,592	─	─	─
SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	NA		$924,100	N	N	I
Total SSAP No. 97 8b(iv) Entities	─	─	$924,100	─	─	─
Total SSAP No. 97 8b Entities (except 8bi entities)	─	─	$944,692	─	─	─
Aggregate Total	─	─	$944,692	─	─	─

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
** I – Immaterial or M – Material

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the letter of credit provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company's financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
				If the Insurance
				SCA Had
	Net		Per	Completed
	Income	Surplus	Reported	Statutory
SCA Entity	Increase	Increase	Statutory	Financial
(Investments in Insurance SCA Entities)	(Decrease)	(Decrease)	Equity	Statements*

LIICA Re II	$ –	$ (120,000)	$ 107,327	$ –
Pine Falls Re	–	(1,181,330)	368,914	–
Stonebridge Reinsurance Company	–	(900,422)	84,068	–
MLIC Re	–	(990,000)	420,607	–
* Per AP&P Manual (without permitted or prescribed practices)

The above SCA entities had not been permitted to include a letter of credit as an admitted asset recognized in the financial statements, the risk- based capital would have been below the mandatory control level. If the RBC for each of the insurance SCA entities listed above would have triggered a regulatory event had they not used a prescribed practice.

13. Commitments and Contingencies

At December 31, 2016 and 2015, the Company has mortgage loan commitments of $24,877 and $3,000, respectively.

The Company has contingent commitments for $809,291 and $374,233 as of December 31, 2016 and 2015, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $48,742 and $8,611, respectively.

The company leases office buildings under various non-cancelable operating lease agreements.  Rental expense for years 2016 and 2015 was $12,837 and $13,009, respectively. The minimum aggregate rental commitments are as follows:

Year	Amount
2017	$ 14,987
2018	11,738
2019	8,314
2020	8,445
2021	8,265

The Company is not involved in any material sales-leaseback transactions. Leasing (lessor leasing) is not a significant part of the Company's business activities in terms of revenue, net income or assets.

At December 31, 2016 and 2015, the Company has private placement commitments outstanding of $21,679 and $69,000, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company sold $5,858 of securities on a TBA basis as of December 31, 2016.  Due to different counterparties, the receivable related to these TBAs was not reclassed. The Company sold $209,176 securities on a TBA basis as of December 31, 2015. The receivable related to these TBAs was reclassed. Note 5, Investments, provides details on the offsetting and netting of assets and liabilities related to this transaction.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2016 and 2015, the Company has pledged invested assets with a carrying value of $989,453 and $314,892, respectively, and fair value of $1,081,242 and $349,075, respectively, in conjunction with these transactions.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company's balance sheet.  The amount of cash collateral received as of December 31, 2016 and 2015, respectively, was $714,431 and $1,057,821.  In addition, securities in the amount of $198,786 and $339,479 were also posted to the Company as of December 31, 2016 and 2015, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or repledge the collateral.

The Company may pledge assets as collateral for transactions involving funding agreements.  At December 31, 2016 and 2015, the Company has pledged invested assets with a carrying amount of $42,588 and $45,928 respectively, and fair value of $44,079 and $48,843 respectively, in conjunction with these transactions

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships.  The nature of the obligation is to provide third-party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships.  Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships.  A significant portion of the remaining term of the guarantees is between 13-18 years.  The Company did not recognize a liability for the low income housing tax credit guarantees at December 31, 2016 or 2015, as the maximum potential amount of future payments the Company could be required to make is immaterial to the Company's financial results.  In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company's financial statements as a decrease in net investment income. The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $59 and $88 at December 31, 2016 and 2015, respectively.  No payments are required as of December 31, 2016.  The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed to the Monetary Authority of Singapore (MAS) that it will provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, TLB (Singapore Branch), and continues to meet, pay and settle all present and future

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

obligations of TLB. As of December 31, 2016, there is no payment or performance risk because TLB has adequate liquidity as of this date.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB's solvency at all times so as to enable TLB to promptly meet its obligations and liabilities.  If at any time the value of TLB's assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency, defined as net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2016, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of S&P Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times.  TLIC can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than TLIC's then current rating or AA, whichever is lower.  As of December 31, 2016, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these three guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB's (Singapore Branch) policyholders.  If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim.  At December 31, 2016 and 2015, TLB holds related statutory-basis policy and claim reserves of $1,880,923 and $1,567,299, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee.  In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company's financial statements as an increase to incurred claims.  As of December 31, 2016, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB's (Hong Kong Branch) policyholders.  If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim.  At December 31, 2016 and 2015, TLB holds related statutory-basis policy and claim reserves of $3,005,979 and 2,587,349, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee.  In the event the Company is required to make a payment under this guarantee, the payment would be

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

reflected in the Company's financial statements as an increase to incurred claims.  As of December 31, 2016, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R at December 31, 2016 or 2015, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary.  Management monitors TLB's financial condition, and there are no indications that TLB will become insolvent.  As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

Effective July 1, 2016, the Company became a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above.  The Company received $260 under this agreement in 2016.

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchased structured settlement insurance policies from subsidiaries of the Company that match those obligations.  The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation.  These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2016 and 2015 for the total payout block is $3,363,290 and $3,448,503, respectively.  As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2016 and 2015:

	December 31
	2016	2015
Aggregate maximum potential of future payments
of all guarantees (undiscounted)	$ 4,886,961	$ 4,154,736
Current liability recognized in financial statements:
Noncontingent liabilities	–	–
Contingent liabilities	–	–
Ultimate financial statement impact if action required:
Incurred claims	4,886,902	4,154,648
Other	59	88
Total impact if action required	$ 4,886,961	$ 4,154,736

The Company is a member of the FHLB of Des Moines.  Through its membership, the Company has conducted business activity (borrowings) with the FHLB.  It is part of the Company's strategy to utilize these funds for asset and liability management and spread lending purposes.  The Company has determined the actual/estimated long-term maximum borrowing capacity as $4,614,389.  The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2016	2015

Membership Stock:
Class A	$ –	$ –
Class B	10,000	10,000
Activity Stock	166,800	94,000
Excess Stock	–	–
Total	$ 176,800	$ 104,000

At December 31, 2016, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

		6 Months to	1 to Less
	Less Than	Less Than 1	Than 3	3 to 5
	6 Months	Year	Years	Years
Membership Stock
Class A	$ –	$ –	$ –	$ –
Class B	–	–	–	10,000
Total	$ –	$ –	$ –	$ 10,000

At December 31, 2016 and 2015, the amount of collateral pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2016
Total Collateral Pledged	$ 5,344,860	$ 5,155,703

	Fair Value	Carry Value
Decemeber 31, 2015
Total Collateral Pledged	$ 3,463,755	$ 3,299,057

During 2016 and 2015, the maximum amount pledged to the FHLB during reporting period was as follows:

	Fair Value	Carry Value
2016
Maximum Collateral Pledged	$ 5,344,860	$ 5,155,703

	Fair Value	Carry Value
2015
Maximum Collateral Pledged	$ 3,841,327	$ 3,554,195

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, the borrowings from the FHLB were as follows:

Funding
Agreements
	General	Reserves
	Account	Established
December 31, 2016

Debt	$ 1,820,000	$ –
Funding agreements	2,350,000	2,350,742
Other	–	–
Total	$ 4,170,000	$ 2,350,742

		Funding
		Agreements
	General	Reserves
	Account	Established
December 31, 2015

Debt	$ –	$ –
Funding agreements	2,350,000	1,450,418
Other	108,156	–
Total	$ 2,458,156	$ 1,450,418

During 2016, the maximum amount of borrowings during reporting period was as follows:

General
Account
2016

Debt	$ 1,820,000
Funding agreements	2,350,000
Other	–
Total	$ 4,170,000

At December 31, 2016 the prepayment penalties information is as follows:

Does the Company have
prepayment obligations
under the following
arrangements (yes/no)?
Debt	NO
Funding Agreements	NO
Other	N/A

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $2,704,658 and $2,503,747 as of December 31, 2016 and 2015, respectively.  A synthetic GIC is an off-balance

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants.  In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size.  The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow.  Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.  To comply with statutory guidelines no related reserves have been recorded at December 31, 2016.

The Company has guaranteed the full faith and complete performance of Mid-West National Life Insurance Company of Tennessee (Mid-West), an unaffiliated company, through execution of a Cut-Through Endorsement and Substitution Agreement and a Stop-Loss Reinsurance Agreement, with respect to the obligations of Mid-West on a block of annuity contracts assumed by Mid-West from Mutual Security Life Insurance Company in Liquidation (Transferred Contracts).  The Company agrees to substitute itself in Mid-West's place with respect to the Transferred Contracts if Mid-West fails to perform any of the terms, duties, and conditions of the reinsurance agreement between Mid-West and Mutual Security Life Insurance Company. This guarantee is in force until all duties and obligations of the Transferred Contracts and the agreements have been completely satisfied. Wilton Reinsurance Company has agreed to reimburse TLIC for any payments made.  As of December 31, 2016, the most recent reserve balance reported to the Company (as of September 30, 2016) is $8,290. As of December 31, 2016, the Company does not anticipate future action under the guarantee will be required.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions.  Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum.  In addition, there continues to be significant federal and state regulatory activity relating to financial services companies.  The Company's legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law.  Amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $20,034 and $6,375 and an offsetting premium tax benefit of $13,593 and $3,205 at December 31, 2016 and 2015, respectively, for its estimated

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $6,142, $1,112 and $(57), for the years ended December 31, 2016, 2015 and 2014, respectively.

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company has recorded liabilities of $91,808 and $90,299 for municipal repurchase agreements as of December 31, 2016 and 2015, respectively.  The repurchase agreements are primarily collateralized by investment-grade corporate bonds with book values of $147,444 and $109,792, respectively, and fair values of $156,407 and $114,644, respectively, as of December 31, 2016 and 2015.  These securities have maturity dates that range from 2017 to 2097.

For repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework.  The Company's liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio.  Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly.  The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning.  This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required.  Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2016 and 2015, the Company had dollar repurchase agreements outstanding in the amount of $453,474 and $705,253, respectively. The Company had an outstanding liability for borrowed money in the amount $445,656 and $496,529, which included accrued interest of $1,217 and $1,941, at December 31, 2016 and 2015, respectively due to participation in dollar repurchase agreements.

The contractual maturities of the dollar repurchase agreement positions are as follows:

Open	$444,439,278
30 days or less	-
31 to 60 days	-
61 to 90 days	-
Greater than 90 days	-
Sub-total	$444,439,278
Securities received	-
Total collateral received	$444,439,278

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

In the course of the Company's asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company's yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2016 and reacquired within 30 days of the sale date are:

		Book Value of	Cost of
	Number of	Securities	Securities
	Transactions	Sold	Repurchased	Gain/(Loss)
Bonds:
NAIC 4	1	$ 1,071	$ 1,067	$ 4
Common stocks:
NAIC L	2	$ 8	$ 8	$ 1

15. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2016 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31,
2016
Balance Sheet
Total assets as reported in the Company's Annual Statement	$ 131,790,028
Increase in receivable from parent, subsidiaries and affiliates	111,305
Decrease in other invested asset receivable	(111,305)
Total assets as reported in the accompanying audited statutory
basis balance sheet	$ 131,790,028

Statement of Cash Flow
Investing activities
Total net cash from investing activities in the Company's Annual Statement	$ (1,613,038)
Decrease in miscellaneous applications	111,610
Total net cash from investing activities as reported in the accompanying
audited statutory basis statement of cash flow	$ (1,501,428)

Financing and miscellaneous activities
Total net cash from financing and miscellaneous sources in the Company's
Annual Statement	$ 625,357
Increase in change in receivable from parent, subsidaries, and affiliates	(111,610)
Total net cash from financing and miscellaneous sources as reported in
the accompanying audited statutory basis statement of cash flow	$ 513,747

In the 2016 Annual Statement, a receivable was incorrectly classified as an other invested asset rather than a receivable from parent, subsidiaries and affiliates.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I).  Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2016 through April 24, 2017.

Transamerica Life Insurance Company

Appendix A - Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN

Transamerica Corporation	42-1484983
AEGON Alliances Inc	56-1358257
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Global Preferred RE LTD	98-0164807
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773

Transamerica Life Insurance Company

Appendix A - Listing of Affiliated Companies (continued)

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance Inc	81-3715574
Tranasmerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Annuity Service Corporation	85-0325648
Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235

Transamerica Life Insurance Company

Appendix A - Listing of Affiliated Companies (continued)

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial
Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)

December 31, 2016

SCHEDULE I

			Amount at
			Which Shown
		Fair	in the
Type of Investment	Cost (1)	Value	Balance Sheet (2)
Fixed maturities
Bonds:
United States government and
government agencies and
authorities	$ 8,179,856	$ 8,441,228	$ 8,229,805
States, municipalities and political
subdivisions	1,440,915	1,423,882	1,440,864
Foreign governments	399,387	409,234	399,387
Hybrid securities	649,843	636,492	649,822
All other corporate bonds	27,930,336	30,832,582	27,907,174
Preferred stocks	95,648	94,325	95,547
Total fixed maturities	38,695,985	41,837,743	38,722,599

Equity securities
Common stocks:
Industrial, miscellaneous and all
other	179,505	194,833	194,833
Total equity securities	179,505	194,833	194,833

Mortgage loans on real estate	5,641,558		5,641,558
Real estate	121,897		121,897
Policy loans	607,746		607,746
Other long-term investments	764,618		764,618
Receivable for Securities	120,312		120,312
Securities Lending	2,303,603		2,303,603
Cash, cash equivalents and short-term
investments	1,470,814		1,470,814
Total investments	$ 49,906,038		$ 49,947,980

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
(2)	United States government, state, municipal and political, hybrid and corporate bonds of $42,659 are held at fair value rather than amortized cost due to having an NAIC 6 rating. A preferred stock security is held at its fair value of $3,153 due to having an NAIC 6 rating.

Transamerica Life Insurance Company

Supplementary Insurance Information
(Dollars in Thousands)

SCHEDULE III

						Benefits,
						Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*
Year ended December 31, 2016
Individual life	$ 14,039,759	$–	$ 241,127	$ 1,044,264	$ 741,186	$ 1,793,850	$ 856,746
Individual health	4,102,287	96,408	177,690	128,097	285,489	358,011	164,250
Group life and health	1,920,903	26,223	111,533	646,226	123,645	395,670	313,984
Annuity	17,189,479	–	18,703	12,204,066	1,016,736	11,951,569	2,040,802
Other	–	–	–	–	286,762	–	–
	$ 37,252,428	$ 122,631	$ 549,053	$ 14,022,653	$ 2,453,818	$ 14,499,100	$ 3,375,782

Year ended December 31, 2015
Individual life	$ 14,281,360	$–	$ 294,838	$ 973,383	$ 725,919	$ 2,085,979	$ 800,784
Individual health	3,825,220	101,563	171,161	247,524	281,181	465,188	259,508
Group life and health	1,893,922	26,260	109,739	664,396	95,206	277,444	307,198
Annuity	15,700,664	–	25,920	12,919,985	1,109,860	8,792,427	5,983,656
Other	–	–	–	–	114,826	–	–
	$ 35,701,166	$127,823	$ 601,658	$ 14,805,288	$ 2,326,992	$ 11,621,038	$ 7,351,146

Year ended December 31, 2014
Individual life	$ 14,077,989	$–	$ 235,349	$ 2,255,406	$ 784,891	$ 1,474,878	$ 2,078,598
Individual health	3,469,272	108,308	173,505	(3,366,284)	233,091	593,464	184,228
Group life and health	2,039,392	26,474	111,607	709,068	167,144	418,964	402,714
Annuity	17,498,115	–	22,001	16,656,874	1,174,388	9,961,398	8,490,721
	$ 37,084,768	$134,782	$ 542,462	$ 16,255,064	$ 2,359,514	$ 12,448,704	$ 11,156,261

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance
(Dollars in Thousands)

SCHEDULE IV

			Assumed		Percentage
		Ceded to	From		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net
Year ended December 31, 2016
Life insurance in force	$ 529,122,141	$ 916,395,356	$ 525,650,271	$ 138,377,056	380%

Individual life	$ 2,501,843	$ 2,887,979	$ 1,430,399	$ 1,044,263	137%
Individual health	554,332	431,437	5,202	128,097	4%
Group life and health	820,508	203,774	29,492	646,226	5%
Annuity	10,204,544	(1,953,227)	46,295	12,204,066	0%
	$ 14,081,227	$ 1,569,963	$ 1,511,388	$ 14,022,652	11%

Year ended December 31, 2016
Life insurance in force	$ 526,735,949	$ 884,406,081	$ 541,956,160	$ 184,286,028	294%

Individual life	$ 2,399,330	$ 2,771,123	$ 1,345,164	$ 973,371	138%
Individual health	705,974	468,848	11,260	248,386	5%
Group life and health	864,846	234,779	34,330	664,397	5%
Annuity	13,651,819	826,310	94,476	12,919,985	1%
	$ 17,621,969	$ 4,301,060	$ 1,485,230	$ 14,806,139	10%

Year ended December 31, 2016
Life insurance in force	$ 495,242,330	$ 938,375,587	$ 580,466,611	$ 137,333,354	423%

Individual life	$ 2,671,642	$ 1,856,326	$ 1,440,367	$ 2,255,683	64%
Individual health	638,552	4,021,733	16,898	(3,366,283)	-1%
Group life and health	855,114	185,824	39,779	709,069	6%
Annuity	14,697,625	(1,859,920)	99,330	16,656,875	1%
	$ 18,862,933	$ 4,203,963	$ 1,596,374	$ 16,255,344	10%

Part C: Other Information

Item 26. Exhibits

(a)	Board of Directors Resolution**
(b)	Custodian Agreements (Not Applicable)
(c)	Underwriting Contracts
i.	a. Amended and Restated Principal Underwriting Agreement [2]
b.	Amendment to Underwriting Agreement [7]
c.	Amendment No. 8 and Novation to Amended And Restated Principal Underwriting Agreement [13]
d.	Amended and Restated Principal Underwriting Agreement [21]
ii.	Selected Broker Agreement [7]
a. Selected Broker Agreement 13
(d)	Contracts
i.	Specimen Variable Adjustable Life Insurance Policy**
a. Specimen Variable Adjustable Life Insurance Policy (approved effective 1-1-09) 15
ii.	Term Insurance Rider**
iii.	Experience Credits Rider [9]
iv.	Death Benefit Enhancement Rider 1 [17]
v.	Death Benefit Enhancement Rider 2 [17]
(e)	Application**
i.       Application 13
(f)	Depositor's Certificate of Incorporation and By-Laws
i.	Articles of Incorporation of Transamerica Life Insurance Company [1]
ii.	By-Laws of Transamerica Life Insurance Company [1]
(g)	Reinsurance Contracts
i.	Reinsurance Treaty dated July 1, 2002 [5]
(h)	Participation Agreements
i.	a. Participation Agreement regarding Fidelity Variable Insurance Products Fund [3]
b. Participation Agreement regarding Fidelity Variable Insurance Products Fund II 3
c. Participation Agreement regarding Fidelity Variable Insurance Products Fund III 3
d. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II 7
e. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund III 7
f. Amended and Restated Participation Agreement regarding Fidelity Variable Insurance Products Funds 12
g. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Fidelity Variable Insurance Products Funds 13
h. Amendment to Shareholder Information Sharing Agreement regarding Fidelity Variable Insurance Products Funds 21
i. Amended and Restated Participation Agreement regarding Fidelity Variable Insurance Products Funds 22
ii.	a. Participation Agreement regarding PIMCO Variable Insurance Trust [7]
b. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust 7

c. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust 7
d. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust 13
e. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding PIMCO Variable Insurance Trust 13
f. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust 20
g. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust 21
h. Amendment to Shareholder Information Sharing Agreement regarding PIMCO Variable Insurance Trust 21
iii.	a. Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. [7]
b. Amendment to Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. 7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding T. Rowe Price Equity Series, Inc. and
T. Rowe Price International Series, Inc. 13
d. Amendment to Shareholder Information Sharing Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. 21
e. Amendment to Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. 22
iv.	a. Participation Agreement regarding Janus Aspen Series [4]
b. Amendment to Participation Agreement regarding Janus Aspen Series 7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Janus Aspen Series. 13
d. Amendment to Participation Agreement regarding Janus Aspen Series 20
e. Amendment to Participation Agreement regarding Janus Aspen Series 22
v.	a. Participation Agreement regarding INVESCO Variable Investment Funds, Inc. [7]
b. Amendment to Participation Agreement regarding INVESCO Variable Investment Funds, Inc. 7
c. Participation Agreement regarding INVESCO Variable Investment Funds, Inc. 22
vi. a. Participation Agreement regarding Vanguard Variable Insurance Funds 7
b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds 7
c. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds 7
d. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Vanguard Variable Insurance Funds 13
e. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds 20
f. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds 22
vii.	a. Participation Agreement regarding Royce Capital Fund [7]
b. Amendment to Participation Agreement regarding Royce Capital Fund 7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Royce Capital Fund 13
2

d. Amendment to Participation Agreement regarding Royce Capital Fund 20
e. Amendment to Shareholder Information Sharing Agreement regarding Royce Capital Fund 21
viii.	Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. [7]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding First Eagle Variable Funds, Inc. 13
b. Amendment to Participation Agreement regarding First Eagle Variable Funds,
 Inc. 21
c. Amendment to Shareholder Information Sharing Agreement regarding First Eagle Variable Funds, Inc. 21
ix. Participation Agreement regarding Third Avenue Variable Insurance Trust 7
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Third Avenue Variable Insurance
Trust 13
b. Amendment to Participation Agreement regarding Third Avenue Variable Insurance Trust 20
x. a. Participation Agreement regarding AIM Variable Insurance Funds 8
b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds 9
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding AIM Variable Insurance Funds 13
d. Amendment to Participation Agreement regarding AIM Variable Insurance
Funds 20
xi. Participation Agreement regarding Van Eck Worldwide Insurance Trust 9
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Van Eck Worldwide Insurance Trust 13
b. Amendment to Participation Agreement regarding Van Eck Worldwide Insurance Trust 21
xii.	Participation Agreement regarding American Funds Insurance Series [11]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding American Funds Insurance Series 13
b. Amendment to Participation Agreement regarding American Funds Insurance Funds 20
xiii.	Participation Agreement regarding DWS Investments VIT Funds [13]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DWS Investments VIT Funds 13
b. Amendment to Participation Agreement regarding DWS Investments VIT Funds 20
c. Amendment to Participation Agreement regarding DWS Investments VIT Funds 22
d. Amendment to Participation Agreement regarding DWS Investments VIT Funds 23.
xiv. Participation Agreement regarding DFA Investment Dimensions Group Inc. funds 14
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DFA Investment Dimensions Group Inc. Funds 14
b. Amendment to Participation Agreement regarding DFA Investment Dimensions Group Inc. funds 24
xv.	Participation Agreement regarding MFS Variable Insurance Trust [21]
a.	Amendment to Participation Agreement regarding MFS Variable Insurance
Trust 21
b.	Amendment to Participation Agreement regarding MFS Variable Insurance
Trust 23
3

c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding MFS Variable Insurance Trust 23
(i)	Administrative Contracts
i.	Third Party Administration and Transfer Agent Agreement [6]
(j)	Other Material Contracts (Not applicable)
(k)	Legal Opinion [7]
(l)	Actuarial Opinion (Not Applicable)
(m)	Calculation (Not Applicable)
(n)	Other Opinions
i.	Consent of Price Waterhouse Coopers *
ii.	Consent of Eversheds Sutherland (US) LLP *
(o)	Omitted Financial Statements (Not Applicable)
(p)	Initial Capital Agreements (Not Applicable)
(q)	Redeemability Exemption
i.	Updated memorandum describing issuance, transfer and redemption procedures [16]
(r) Power of Attorney
i.	Power of Attorney for Eric J. Martin [13]
ii.	Power of Attorney for Mark W. Mullin [15]
iii.	Power of Attorney for Michiel van Katwijk [21]
iv.	Power of Attorney for Jason Orlandi [23]
v.	Power of Attorney for David Schulz [24]
vi.	Power of Attorney for Blake Bostwick [24]

* Filed herewith.
** Incorporated herein by reference to Initial Filing of this Form N-6 registration statement filed on October 9, 2003. (File No. 333-109579).
1 Incorporated herein by reference to Initial Filing of Form N-4 registration statement filed on June 11, 2001. (File No. 333-62738)
2 Incorporated herein by reference to the Initial Filing of Form N-4 registration statement filed on August 29, 2002. (File No. 333-98891)
3 Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 registration statement filed December 6, 1996. (File No. 333-07509)
4 Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 registration statement filed April 28, 2000. (File No. 333-26209)
5 Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)
6 Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)
7 Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-6 registration statement filed January 16, 2004. (File No. 333-109579)
8 Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 registration statement filed December 23, 1999. (File No. 333-87023)
9 Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-6 registration statement filed April 30, 2004.  (File No. 333-109579)

4

10 Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-6 registration statement filed February 24, 2005.  (File No. 333-109579)
11 Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-6 registration statement filed April 29, 2005. (File No. 333-109579)
12 Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-6 registration statement filed April 27, 2006 (File No. 333-109579)
13 Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-6 registration statement filed April 27, 2007 (File No. 333-109579)
14 Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-6 registration statement filed April 28, 2008 (File No. 333-109579)
15 Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-6 registration statement filed October 31, 2008 (File No. 333-109579)
16 Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-6 registration statement filed July 10, 2009 (File No. 333-109579)
17 Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-6 registration statement filed March 1, 2010 (File No. 333-109579)
18 Incorporated herein by reference to Post-Effective Amendment No. 16 to Form N-6 registration statement filed April 28, 2010 (File No. 333-109579)
19 Incorporated herein by reference to Post-Effective Amendment No. 17 to Form N-6 registration statement filed April 28, 2011 (File No. 333-109579)
20 Incorporated herein by reference to Post-Effective Amendment No. 18 to Form N-6 registration statement filed April 30, 2012 (File No. 333-109579)
21 Incorporated herein by reference to Post-Effective Amendment No. 19 to Form N-6 registration statement filed April 30, 2013 (File No. 333-109579)
22 Incorporated herein by reference to Post-Effective Amendment No. 20 to Form N-6 registration statement filed April 28, 2014 (File No. 333-109579)
23 Incorporated herein by reference to Post-Effective Amendment No. 21 to Form N-6 registration statement filed April 29, 2015 (File No. 333-109579)
24 Incorporated herein by reference to Post-Effective Amendment No. 22 to Form N-6 registration statement filed April 27, 2016 (File No. 333-109579)
5

Item 27. Directors and Officers of the Depositor

Name	Principal Business Address	Position
Mark W. Mullin	(2)	Director, Chairman of the Board
Jason Orlandi	(2)	Director, General Counsel, Executive Vice President and Secretary
David Schulz	(1)	Director, Chief Tax Officer and Senior Vice President
Blake Bostwick	(3)	Director and President
Michiel van Katwijk	(2)	Director, Chief Financial Officer, Treasurer and Executive Vice President
Eric J. Martin	(1)	Corporate Controller, Senior Vice President, Assistant Treasurer

(1) 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001
(2) 100 Light Street, Floor B1, Baltimore, MD 21202
(3) 1801 California Street, Denver, CO 80202
6

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

As of December 31, 2016, the following chart shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
Aegon Community Investments 50, LLC	Delaware
Members:  Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)
Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
7

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware
Members:  Aegon Community  Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-
 Sole Member:  Aegon Community Investments 50, LLC (managing member)
Investments
Aegon LIHTC Fund 51, LLC	Delaware	Sole Member: Aegon Community Investments 51, LLC	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (84.3972%); Transamerica Premier Life Insurance Company (15.6028%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff's physical injury claims against property and casualty insurance companies.
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
8

AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
9

AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle
10

AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-Barfield, LLC (50%)	Investments
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
11

FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
12

Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
13

Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset manager: non-affiliate of AEGON, Solar TC Corp. (100%) investor member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
14

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A. (73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
15

Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A. (73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
16

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware
Members:  Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON:  New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)
Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
17

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware
Members:  Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON:  Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)
Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:  Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON:  USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)
Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
18

Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-member manager; non-affiliate of AEGON, NorLease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
19

Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware
Members:  Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non-AEGON affiliates :  BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).
Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
20

Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) managing member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) investor member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware
Members:   Garnet Community Investments XLVII, LLC (1%) managing member; Transamerica Premier Life Insurance Company (14%) investor member; non-affiliate of AEGON:  Citibank, N.A. (49%) investor member; New York Life Insurance Company (20.5%) investor member and New York Life Insurance and Annuity Corporation (15.5%) investor member.
Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware	Sole Member: Garnet Community Investments XLVIII, LLC	Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California
Partners:  Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON:  ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)
Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
21

Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	Sole Member: Transamerica Life Insurance Company	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
22

Money Services, Inc.	Delaware	100% AUSA Holding, LLC
Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
nVISION Financial, Inc.	Iowa	100% AUSA Holding, LLC	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	Members: AEGON Institutional Markets, Inc. (50%); AEGON USA Realty Advisors, Inc. (50%)	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-MITBK, LLC (50%)	Investments
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: Investors Warranty of America, LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
23

PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
24

Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - Transamerica Corporation. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
25

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, LLC	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Commonwealth General Corporation	Performs services required for structured settlements
26

Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	Sole Member: TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
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Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
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Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Hawaii	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
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World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (71.6%~~)~~; Transamerica Premier Life Insurance Company (16.8%); Transamerica Financial Life Insurance Company (9.3%); Firebird Re Corp. (1.7%); Transamerica Advisors Life Insurance Company (0.7%).  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29. Indemnification

The Iowa Code (Sections 490.850 et. seq.) (the "Code") provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

30

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E.  This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate

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Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b) Directors and Officers of Transamerica Capital, Inc.:
Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Director, Chief Financial Officer and Treasurer
Joseph Boan	(3)	Director and Vice President
David R. Paulsen	(1)	Director, Chairman of the Board, Chief Executive Officer, and President
Michael Curran	(1)	Chief Compliance Officer
Amy Angle	(3)	Secretary
Alison Ryan	(4)	Assistant Secretary
John Koehler	(1)	Vice President
Vincent Toner	(1)	Vice President

(1) 1801 California St, Denver, CO  80202
(2) 4333 Edgewood Road N.E., Cedar Rapids, IA  52499
(3) 100 Light Street, Floor B1, Baltimore, MD  21202
(4) 1150 S. Olive Street, Los Angeles, CA  90015

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Transamerica Capital, Inc. (1)	$92,672.81	None	N/A	N/A

(1) Fiscal Year 2016

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Item 31. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Transamerica Life Insurance Company, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

Item 32. Management Services (Not Applicable)

Item 33. Fee Representation

Transamerica Life Insurance Company ("Transamerica Life") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cedar Rapids, and State of Iowa, on the 21th day of April, 2017.

TRANSAMERICA CORPORATE SEPARATE
ACCOUNT SIXTEEN
(Registrant)

By _____________________________________________
Name: Blake Bostwick*
Title: Director and President,
Transamerica Life Insurance Company

TRANSAMERICA LIFE INSURANCE COMPANY
(Depositor)

By _____________________________________________
Name: Blake Bostwick*
Title: Director and President

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Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
____________________________	Director and Chairman of the Board	04/21/17
Mark W. Mullin*

____________________________	Director, General Counsel, Executive Vice President and Secretary	04/21/17
Jason Orlandi*

____________________________	Director, Chief Tax Officer, and Senior Vice President	04/21/17
David Schulz*

____________________________	Director and President	04/21/17
Blake Bostwick*

____________________________	Corporate Controller, Senior Vice President, and Assistant Treasurer	04/21/17
Eric J. Martin*

____________________________	Director, Chief Financial Officer, Treasurer and Executive Vice President	04/21/17
Michiel van Katwijk*

/s/ Karen B. Carpenter *Signed by Karen B. Carpenter as Attorney in Fact

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EXHIBIT INDEX

Item 26(n) i Consent of Price Waterhouse Coopers
      ii  Consent of Eversheds Sutherland (US) LLP

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[Transamerica Life Insurance Company Letterhead]
April 27, 2017

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen File Nos. 333-109579/811-21440 Post-Effective Amendment No. 23
Dear Commissioners:
On behalf of Transamerica Life Insurance Company and Transamerica Corporate Separate Account Sixteen (the "Account"), we are transmitting for filing a conformed electronic format copy of post-effective amendment number 23 (the "Amendment") to the Account's registration statement on Form N-6 for certain variable adjustable life insurance policies ("Policy").  This filing has been marked to show changes from the last post-effective amendment for the Policy and includes fund information, minor clarifying or stylistic changes and other non-material updates and improvements.
This Amendment is filed pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933.  As counsel, I represent that this amendment does not contain disclosures that would render it ineligible to become effective under paragraph (b) of that rule.
If you have any questions concerning this filing, please do not hesitate to call the undersigned at (319) 355-6115.
Very truly yours,

/S/  Karen B. Carpenter
Karen B. Carpenter

Enclosures